                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           INTERNATIONAL POST LIMITED
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [ ] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:
        $600.40
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     [X] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                           INTERNATIONAL POST LIMITED

                                545 FIFTH AVENUE
                            NEW YORK, NEW YORK 10017

                                                                   July 25, 1997

Dear International Post Limited Stockholder:

     You are cordially invited to attend a Special Meeting of Stockholders of International Post Limited (the "Company") to be held at The Sky Club, 200 Park Avenue, 56th Floor, New York, New York on Tuesday, August 26, 1997 at 10:00 a.m., local time.

     At the meeting, you will be asked to approve the merger (the "Merger") of the Company and Video Services Corporation ("Video") pursuant to the Agreement and Plan of Merger, dated as of June 27, 1997 (the "Merger Agreement"), among the Company, Video and all of Video's stockholders. An aggregate of 7,011,349 shares of the Company's common stock will be issued to Video's stockholders in the Merger (plus an additional 212,096 shares of the Company's common stock which will replace an equal number of shares of the Company's common stock currently owned by Video which will be cancelled upon the Merger). Prior to the Merger, certain real estate assets having a net book value of approximately $3,802,000 as of March 31, 1997 and which are owned by affiliates of the principal stockholders of Video will be contributed to Video and, accordingly, transferred to the Company in the Merger. The shares of the Company's common stock to be issued to Video's stockholders in the Merger will represent approximately 54.6% of the outstanding shares of the Company's common stock immediately after the Merger. A vote in favor of the Merger will also be a vote in favor of amendments to the Company's Certificate of Incorporation changing the name of the Company to "Video Services Corporation" and increasing the number of authorized shares of the Company's common stock from 15,000,000 to 25,000,000 shares. Montgomery Securities has rendered an opinion to the Company's Board of Directors to the effect that, as of the date of the accompanying Proxy Statement, and based upon the considerations described therein, the consideration to be paid by the Company pursuant to the Merger is fair to the Company from a financial point of view.

     At the Meeting, you will also be asked to approve and adopt the Company's 1997 Long Term Incentive Plan (the "1997 Plan") which is intended to replace the Company's current long term incentive plan. Stockholder approval of the 1997 Plan is a condition to the closing of the Merger.

     Video, through its operating subsidiaries, is a leading provider of value-added video services to a diverse base of customers within the television network, cable and syndicated programming markets. Video's services include (i) the commercial integration and distribution of broadcast quality video content via a satellite and fiber optic transmission network routed through its digital/analog switching center and (ii) the design, engineering and production of advanced digital and analog video systems for the television, cable, post-production and corporate markets as well as the rental of professional video equipment to the sports, entertainment and other segments of the broadcast and cable television and professional markets. Video is a leading single source provider of satellite and fiber optic video transmission services in the New York metropolitan area and one of the largest independent (i.e., not affiliated with, or related to, an equipment manufacturer) providers of technical services and equipment to its target markets. Video believes that it will continue to experience increasing demand for its engineering services as a result of the anticipated conversion of existing television and cable facilities due to the continuing trend toward digitalization, and the creation of additional television and cable facilities due to emerging compression technologies and an increasing demand for programming content worldwide. Video is a privately-held corporation owned by three (3) stockholders, one of whom, Louis H. Siracusano, is a director of the Company and will be the President and Chief Executive Officer of the Company after the Merger.

     The Board of Directors of the Company believes that the Merger is fair to, and in the best interests of, the Company and its stockholders (other than Video and its stockholders) and recommends that you vote FOR the approval of the Merger Agreement and FOR the approval of the 1997 Plan. The Board of Directors of the Company unanimously approved (with Messrs. Louis H. Siracusano and Julius Barnathan, both of whom are directors of Video, abstaining) the Merger Agreement and the transactions contemplated thereby following the unanimous approval thereof by a special committee of the Board of Directors of the Company consisting of three (3) disinterested directors which was formed to independently evaluate and negotiate the Merger Agreement on behalf of the Company and supervise the Company's due diligence investigation of Video.

     In addition to the appointment of Mr. Siracusano as President and Chief Executive Officer of the Company, after the Merger, Messrs. Donald H. Buck, Senior Vice President of Video, Christopher Modrzynski, Senior Vice President and Chief Financial Officer of Video, and Michael E. Fairbourne, Senior Vice President-Administration of Video, will join the Company as a Vice President, Vice President and Chief Financial Officer and Vice President-Administration, respectively. After the Merger, the Board of Directors of the Company will consist of seven (7) members, four (4) of whom will be designees of Video and three (3) of whom will be designees of the Company. Two (2) of these directors, Messrs. Raymond L. Steele and Frank Stillo, are not currently directors of the Company. Mr. Martin Irwin, the current President and Chief Executive Officer of the Company, will become the Vice Chairman of the Board and Mr. Terrence A. Elkes will remain in his position as the Chairman of the Board after the Merger.

     The accompanying Proxy Statement provides more detailed information concerning the Merger, and the other transactions contemplated thereby, and the 1997 Plan. Please review and consider the enclosed materials carefully.

     THE DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN AFFILIATES OF THE COMPANY HAVE AGREED TO, OR OTHERWISE INFORMED THE COMPANY THAT THEY INTEND TO, VOTE THEIR APPROXIMATELY 3,241,118 SHARES OF THE COMPANY'S COMMON STOCK, REPRESENTING APPROXIMATELY 52% OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK, IN FAVOR OF THE MERGER AGREEMENT, AND THE ADOPTION OF THE 1997 PLAN. THE AFFIRMATIVE VOTE OF THESE STOCKHOLDERS WILL BE SUFFICIENT TO APPROVE THE MERGER AGREEMENT AND TO ADOPT THE 1997 PLAN.

     It is important that your shares be represented at the meeting, regardless of the number of shares you own. Therefore, please sign, date and return your proxy card as soon as possible, whether or not you plan to attend the meeting. This will not prevent you from voting your shares in person if you subsequently choose to attend the meeting.

                                          Sincerely,

                                          Martin Irwin
                                          President and Chief Executive Officer

                           INTERNATIONAL POST LIMITED
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 26, 1997

To all Stockholders of International Post Limited:

     A Special Meeting of Stockholders (the "Meeting") of International Post Limited, a Delaware corporation ("the Company"), will be held at The Sky Club, 200 Park Avenue, 56th Floor, New York, New York on Tuesday, August 26, 1997 at 10:00 a.m., local time, for the following purposes:

          1. To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of June 27, 1997 (the "Merger Agreement"), among the Company, Video Services Corporation ("Video") and all of Video's stockholders, pursuant to which, among other things, (i) Video and the Company will merge, with the Company as the surviving corporation (the "Merger"), and an aggregate of 7,011,349 shares of the Company's common stock (plus an additional 212,096 shares of the Company's common stock which will replace an equal number of shares of the Company's common stock currently owned by Video which will be cancelled upon the Merger) will be issued to Video's stockholders in exchange for their shares of Video common stock and (ii) at the effective time of the Merger, the Company's Certificate of Incorporation will be amended to change the name of the Company to "Video Services Corporation" and to increase the number of authorized shares of the Company's common stock from 15,000,000 to 25,000,000 shares. The Merger and the related transactions (including the transfer to the Company in the Merger of certain real estate assets contributed to Video by affiliates of its principal stockholders prior to the Merger) are more completely described in the accompanying Proxy Statement and in the Merger Agreement, a copy of which is attached as Appendix A to the Proxy Statement.

          2. To consider and vote upon a proposal to approve and adopt the Company's 1997 Long Term Incentive Plan. Stockholder approval of this plan is a condition to the closing of the Merger. A copy of the Company's 1997 Long Term Incentive Plan is attached as Appendix D to the accompanying Proxy Statement.

     No other business may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

     The Board of Directors of the Company has fixed the close of business on July 14, 1997 as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Meeting, or any adjournment(s) or postponement(s) thereof. Accordingly, only holders of record of shares of the Company's common stock at the close of business on such date will be entitled to notice of, and to vote at, the Meeting, or any adjournment(s) or postponement(s) thereof.

                                          By Order of the Board of Directors,

                                          Gary R. Strack
                                          Secretary

July 25, 1997

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT TO THE COMPANY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                           INTERNATIONAL POST LIMITED
                            ------------------------

     This Proxy Statement is being furnished to stockholders (the "Stockholders") of International Post Limited, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the Special Meeting of Stockholders, and any adjournment(s) or postponement(s) thereof (the "Meeting"), to be held on August 26, 1997 at the time and place and for the purposes set forth in the accompanying notice. It is anticipated that the mailing of this Proxy Statement and the accompanying proxy card will commence on or about July 25, 1997.

     At the Meeting, the Stockholders will be asked to approve an Agreement and Plan of Merger, dated as of June 27, 1997 (the "Merger Agreement"), among the Company, Video Services Corporation, a New Jersey corporation (together with its subsidiaries, "Video"), and all of Video's stockholders pursuant to which, among other things, (i) Video and the Company will merge, with the Company as the surviving corporation (the "Merger"), and an aggregate of 7,011,349 shares of the common stock, par value $0.01 per share (the "Common Stock"), of the Company (plus an additional 212,096 shares of the Common Stock which will replace an equal number of shares of the Common Stock currently owned by Video which will be cancelled upon the Merger) will be issued to Video's stockholders in exchange for all of the shares of common stock, no par value per share (the "Video Common Stock"), of Video and (ii) at the effective time of the Merger, the Company's Certificate of Incorporation will be amended to change (the "Name Change Amendment") the corporate name of the Company to "Video Services Corporation" and to increase (the "Share Amendment") the number of authorized shares of Common Stock from 15,000,000 to 25,000,000 shares. Prior to the Merger, certain real estate assets having a net book value of approximately $3,802,000 as of March 31, 1997 which are owned by affiliates of the principal stockholders of Video will be contributed to Video and, accordingly, transferred to the Company in the Merger. The shares of Common Stock to be issued to Video's stockholders in the Merger will represent approximately 54.6% of the total outstanding shares of Common Stock immediately after the Merger (based on the number of shares of Common Stock outstanding as of July 14, 1997. On July 14, 1997, the closing sales price of the Common Stock as reported by The Nasdaq National Market was $3.125 per share.

     At the Meeting, the Stockholders will also be asked to approve and adopt the Company's 1997 Long Term Incentive Plan (the "1997 Plan") which is intended to replace the Company's current long term incentive plan. Stockholder approval of the 1997 Plan is a condition to the closing of the Merger.

     The affirmative vote of the holders of at least a majority of the shares of Common Stock entitled to notice of, and to vote at, the Meeting is required to approve the Merger Agreement. Approval and adoption of the 1997 Plan require that votes cast in favor of the 1997 Plan exceed votes cast opposing the 1997 Plan. Only holders of Common Stock at the close of business on July 14, 1997 will be entitled to notice of, and to vote at, the Meeting. As of the close of business on July 14, 1997, there were 6,226,958 shares of Common Stock outstanding and 512 holders of record of such Common Stock.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     CERTAIN STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT (INCLUDING, BUT NOT LIMITED TO, STATEMENTS IN "THE MERGER
PARTIES -- INTERNATIONAL POST LIMITED -- GENERAL" AND "-- BUSINESS STRATEGY"; "THE MERGER PARTIES -- VIDEO SERVICES CORPORATION -- BUSINESS STRATEGY",
"-- PRINCIPAL SERVICES" AND "-- MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" AND "THE MERGER -- REASONS FOR THE MERGER; RECOMMENDATION OF THE BOARD") ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND ARE THUS PROSPECTIVE, INCLUDING, BUT NOT LIMITED TO, STATEMENTS CONCERNING THE LIABILITIES THE COMPANY WILL BE REQUIRED TO SATISFY FOLLOWING THE MERGER AND THE BENEFITS THAT ARE ANTICIPATED TO RESULT FROM THE MERGER AS WELL AS THOSE STATEMENTS PRECEDED BY, FOLLOWED BY OR THAT INCLUDE SUCH WORDS AS "BELIEVES," "EXPECTS," "ANTICIPATES" OR SIMILAR EXPRESSIONS. SUCH STATEMENTS REFLECT THE COMPANY'S AND VIDEO'S MANAGEMENTS' CURRENT VIEWS, ARE BASED ON MANY ASSUMPTIONS, INCLUDING, BUT NOT LIMITED TO, THAT NO SIGNIFICANT CHANGES WILL OCCUR IN THE OPERATING ENVIRONMENT OF THE COMPANY AND/OR VIDEO PRIOR TO OR FOLLOWING THE MERGER, AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH COULD CAUSE THESE STATEMENTS TO DIFFER MATERIALLY FROM WHAT ACTUALLY OCCURS. THE COMPANY AND/OR VIDEO MAY EXECUTE NEW AGREEMENTS, TERMINATE EXISTING AGREEMENTS OR ENTER INTO NEW FINANCING ARRANGEMENTS THAT MAY AFFECT THE ACCURACY OF THESE STATEMENTS. OTHER IMPORTANT FACTORS THAT COULD CAUSE RESULTS TO DIFFER MATERIALLY FROM CURRENT VIEWS INCLUDE, BUT ARE NOT LIMITED TO, THE GENERAL PERFORMANCE OF THE ECONOMY, SPECIFICALLY AS IT AFFECTS THE ADVERTISING, ENTERTAINMENT AND TELEVISION AND VIDEO INDUSTRIES; THE INTERNATIONAL ECONOMIC AND POLITICAL CLIMATE WHICH COULD IMPACT THE SALE OF DOMESTIC PROGRAMMING OVERSEAS; SIGNIFICANT CHANGES IN VIDEO TECHNOLOGY IN THE POST-PRODUCTION, VIDEO AND COMMUNICATIONS INDUSTRIES; THE LOSS OF KEY PERSONNEL; AND THE LOSS OF KEY CUSTOMERS. SEE "THE MERGER -- CERTAIN FACTORS." NONE OF THESE EVENTS CAN BE PREDICTED WITH CERTAINTY AND, ACCORDINGLY, ARE NOT TAKEN INTO CONSIDERATION IN THE MAKING OF THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN. STOCKHOLDERS ARE CAUTIONED TO CAREFULLY CONSIDER SUCH FACTORS. THERE IS NO ASSURANCE THAT THE ASSUMPTIONS USED ARE NECESSARILY THE MOST LIKELY TO OCCUR. NEITHER THE COMPANY NOR VIDEO ASSUMES ANY OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT TO REFLECT ACTUAL RESULTS, CHANGES IN ASSUMPTIONS OR CHANGES IN OTHER FACTORS AFFECTING SUCH STATEMENT.
                            ------------------------

     All information contained in this Proxy Statement (i) with respect to the Company and its subsidiaries has been provided by the Company; (ii) with respect to Video and its subsidiaries has been provided by Video; and (iii) with respect to any stockholder of Video has been provided by such stockholder.

                               TABLE OF CONTENTS

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS......................................    5

SUMMARY................................................................................   10
  Parties to the Merger................................................................   10
     International Post Limited........................................................   10
     Video Services Corporation........................................................   10
  The Meeting..........................................................................   11
     Time, Place and Date..............................................................   11
     Purposes of the Meeting...........................................................   11
     Vote Required; Record Date........................................................   11
  The Merger...........................................................................   11
     Form of the Merger................................................................   11
     Conversion of Video Common Stock..................................................   11
     Effective Time of the Merger......................................................   12
     Conditions to the Merger..........................................................   12
     No Solicitation of Alternative Transactions.......................................   12
     Termination of the Merger Agreement...............................................   12
  Management of the Company after the Merger...........................................   12
  Recommendation of the Board of the Merger; Reasons for the Merger....................   13
  Fairness Opinion.....................................................................   13
  Interests of Certain Persons in the Merger...........................................   14
  No Dissenters' Rights of Appraisal...................................................   14
  Certain Federal Income Tax Consequences..............................................   14
  Accounting Treatment.................................................................   14
  Certain Factors......................................................................   14
  Selected Financial Data..............................................................   14
     International Post Limited........................................................   14
     Video Services Corporation........................................................   16
     Pro Forma.........................................................................   17

THE MERGER PARTIES.....................................................................   18
  International Post Limited...........................................................   18
     General...........................................................................   18
     Business Strategy.................................................................   18
     Principal Services................................................................   19
     Sales, Marketing and Customer Service.............................................   20
     Competition.......................................................................   20
     Properties........................................................................   21
  Video Services Corporation...........................................................   21
     Overview..........................................................................   21
     Business Strategy.................................................................   22
     Principal Services................................................................   23
     Sales, Marketing and Customer Service.............................................   25
     Competition.......................................................................   26
     Properties........................................................................   26
     Government Regulation.............................................................   27
     Backlog...........................................................................   27
     Employees.........................................................................   28

     Legal Proceedings.................................................................   28
     Management's Discussion and Analysis of Financial Condition and Results of
      Operations.......................................................................   29

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS............................   34

MARKET PRICE DATA AND DIVIDEND POLICY..................................................   42

COMPARATIVE PER SHARE DATA.............................................................   43

THE MEETING............................................................................   44
  Purposes of the Meeting..............................................................   44
  Record Date; Voting Rights; Proxies..................................................   44
  Solicitation of Proxies..............................................................   44
  Quorum...............................................................................   44
  Required Vote........................................................................   45

THE MERGER.............................................................................   46
  Background of the Merger.............................................................   46
  Reasons for the Merger; Recommendation of the Board..................................   49
  Certain Factors......................................................................   51
     Determination Of Merger Consideration.............................................   51
     Control...........................................................................   51
     Uncertainty Regarding Integration Of Operations...................................   51
     Transaction Charges...............................................................   52
     Leverage and Fixed Charges after the Merger.......................................   52
     Conflicts of Interest.............................................................   53
     Sale of Shares....................................................................   53
     Dependence on Key Personnel.......................................................   53
     Dependence on Entertainment Industry..............................................   53
     Dependence on Key Customers.......................................................   54
     Dependence on Transponder Availability............................................   54
     Dilution..........................................................................   54
     Volatility of Stock Price.........................................................   54
     Anti-Takeover Effects.............................................................   54
  Fairness Opinion.....................................................................   55
  Interests of Certain Persons in the Merger...........................................   58
     Video Personnel...................................................................   59
     Company Personnel.................................................................   60
  Effective Time; Effect of the Merger.................................................   62
  Name Change Amendment................................................................   62
  Share Amendment......................................................................   62
     General...........................................................................   62
     Reasons and Other General Information.............................................   62
     Possible Anti-Takeover Effects....................................................   63
     Other Effects.....................................................................   63
  Management of the Company after the Merger...........................................   63
     Directors.........................................................................   63
     Officers..........................................................................   67
     Section 16(a) Beneficial Ownership Reporting Compliance...........................   67
  Executive Compensation...............................................................   67
     Summary Compensation Table........................................................   67
     Option Grants in Last Fiscal Year.................................................   69
     Aggregated Option Exercises and Fiscal Year-End Option Value Table................   70

     Long-Term Incentive Plans -- Awards in the Last Fiscal Year.......................   70
     Employment Arrangements...........................................................   71
  Beneficial Ownership of Common Stock.................................................   72
  Conversion of Video Common Stock.....................................................   75
  Representations and Warranties.......................................................   76
  Certain Covenants....................................................................   76
     General...........................................................................   76
     Spin-Off Transaction..............................................................   76
     Contribution......................................................................   77
     No Solicitation of Alternative Transactions.......................................   77
     Indemnification of Directors and Officers.........................................   77
     Registration......................................................................   78
  Conditions to Consummation of the Merger.............................................   78
  Refinancing..........................................................................   80
  Termination of the Merger Agreement..................................................   81
     Grounds for Termination...........................................................   81
     Break-up Fee......................................................................   81
  Extension and Waiver.................................................................   82
  Amendment............................................................................   82
  Survival of Representations, Warranties and Agreements; Indemnification..............   82
  Resale Restrictions..................................................................   83
  Registration Rights..................................................................   84
  Certain Federal Income Tax Consequences..............................................   84
  Accounting Treatment.................................................................   84
  Voting Agreement.....................................................................   85
  Compensation of Financial Advisor to Video...........................................   85
  Governmental and Regulatory Approvals................................................   85

THE 1997 PLAN..........................................................................   86
  Introduction.........................................................................   86
  1997 Long Term Incentive Plan........................................................   86
  Vote Required........................................................................   92

DESCRIPTION OF CAPITAL STOCK...........................................................   93
  Common Stock.........................................................................   93
  Preferred Stock......................................................................   93
  Anti-Takeover Effects of Provisions of the Certificate of Incorporation, By-laws and
     Delaware Law......................................................................   93
  Limitation of Liability of Directors and Officers....................................   94
  Transfer Agent And Registrar.........................................................   95

CERTAIN TRANSACTIONS...................................................................   96

PROPOSALS FOR NEXT ANNUAL MEETING......................................................   99

INDEPENDENT PUBLIC ACCOUNTANTS.........................................................   99

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE......................................  100

                            ------------------------

                                   APPENDICES

APPENDIX A   --  Agreement and Plan of Merger (including Exhibit 7.16(a) -- Stock Resale
                 Agreement; Exhibit 7.16(b) -- Registration Rights Agreement; Exhibit
                 7.20 -- Voting Agreement; Exhibit 7.22 -- Tag-Along Rights Agreement;
                 Exhibit 8.1(c)(a) -- Siracusano Employment Agreement; Exhibit
                 8.1(c)(b) -- Buck Employment Agreement; Exhibit 8.1(k) -- Losses Escrow
                 Agreement; Exhibit 8.2(j) -- Form of Opinion of Counsel to Video; and
                 Exhibit 8.3(g) -- Form of Opinion of Counsel to IPL)
APPENDIX B   --  Opinion of Montgomery Securities
APPENDIX C   --  Historical Consolidated Financial Statements of Video
APPENDIX D   --  1997 Long Term Incentive Plan of the Company
APPENDIX E   --  Definitions of "Change in Control," "Change in Control Date," and "Change in
                 Control Price" from the 1993 Long Term Incentive Plan of the Company

                            ------------------------

                                   ENCLOSURES

-- The Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1996

-- The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 1996

-- The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 1997

-- The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 1997

-- The Company's Current Report on Form 8-K filed on July 8, 1997

                                    SUMMARY

     This summary is necessarily general and abbreviated and has been prepared to assist in the review of this Proxy Statement. This summary is not intended to be a complete explanation of the matters covered in this Proxy Statement and is qualified in all respects by reference to the more detailed information contained in this Proxy Statement, the Appendices hereto and the documents incorporated by reference herein, which readers are urged to read carefully.

PARTIES TO THE MERGER

     International Post Limited. The Company, through its operating subsidiaries, is a leading international provider of technical and creative services to owners, producers and distributors of television programming, television advertising and other programming content. The Company provides (i) producers of original programming with technical and creative services necessary to transform original film or video to final product for airing on network, syndicated, cable or foreign television; (ii) users of special video effects with services required to digitally create or manipulate images in high resolution formats for integration into television commercials and programming;
(iii) international programmers with studio facilities and multi-standard post-production services necessary to assemble programming and (iv) international programmers and owners of television and film libraries with standards conversion, network playback, and duplication and audio services, all in multiple standards and formats. As a result of a recent acquisition, the Company, through a majority-owned subsidiary, has further expanded its services to include the design and production of intranets, extranets and internet sites, as well as consulting and support services related to those technologies. The Company believes that its principal strengths include the depth and breadth of its client relationships, the depth and continuity of its creative talent, and its technologically advanced equipment and facilities.

     The Company was incorporated in the State of Delaware in 1993. Its principal executive offices are located at 545 Fifth Avenue, New York, New York 10017, and its telephone number is (212) 986-6300. See "THE MERGER
PARTIES -- International Post Limited."

     Video Services Corporation. Video, through its operating subsidiaries, is a leading provider of value-added video services to a diverse base of customers within the television network, cable and syndicated programming markets. Video's services include (i) the commercial integration and distribution of broadcast quality video content via a satellite and fiber optic transmission network routed through its digital/analog switching center and (ii) the design, engineering and production of advanced digital and analog video systems for the television, cable, post-production and corporate markets as well as the rental of professional video equipment to the sports, entertainment and other segments of the broadcast and cable television and professional markets. Video is a leading single source provider of satellite and fiber optic video transmission services in the New York metropolitan area and one of the largest independent (i.e., not affiliated with, or related to, an equipment manufacturer) providers of technical services and equipment to its target markets. Video believes that it will continue to experience increasing demand for its engineering services as a result of the anticipated conversion of existing television and cable facilities due to the continuing trend toward digitalization and the creation of additional television and cable facilities due to emerging compression technologies and an increasing demand for programming content worldwide. Video is a privately-held corporation owned by three (3) stockholders, one of whom, Louis H. Siracusano, is a director of the Company and will be the President and Chief Executive Officer of the Company after the Merger.

     Video was incorporated in the State of New Jersey in 1979. Its principal executive offices are located at 240 Pegasus Avenue, Northvale, New Jersey 07647, and its telephone number is (201) 767-1000. See "THE MERGER
PARTIES -- Video Services Corporation."

THE MEETING

     Time, Place and Date. The Meeting will be held at The Sky Club, 200 Park Avenue, 56th Floor, New York, New York on Tuesday, August 26, 1997 at 10:00 a.m., local time. See "THE MEETING."

     Purposes of the Meeting. At the Meeting, the Stockholders will consider and vote upon a proposal to approve the Merger Agreement. A vote to approve the Merger Agreement will also constitute approval of the issuance of shares of Common Stock to Video's stockholders in the Merger, the Name Change Amendment and the Share Amendment. In addition, at the Meeting, the Stockholders will consider and vote upon a proposal to approve and adopt the 1997 Plan. Stockholder approval of the 1997 Plan is a condition to the closing of the Merger. See "THE MEETING -- Purposes of the Meeting."

     Vote Required; Record Date. The affirmative vote of the holders of at least a majority of the shares of Common Stock entitled to notice of, and to vote at, the Meeting is required to approve the Merger Agreement. Abstentions and broker non-votes will have the same effect as votes cast against the Merger Agreement. Approval and adoption of the 1997 Plan require that votes cast in favor of the 1997 Plan exceed votes cast opposing the 1997 Plan. Abstentions will not be counted in determining the minimum number of votes required for approval and adoption of the 1997 Plan and will, therefore, not have the effect of affirmative or negative votes. Similarly, broker non-votes will not be counted as votes for or against approval and adoption. Holders of Common Stock are entitled to one (1) vote per share of Common Stock. A vote by a Stockholder in favor of the Merger Agreement may prohibit such Stockholder from challenging the Merger at a later date. Only holders of Common Stock at the close of business on July 14, 1997 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting. As of the close of business on the Record Date, there were 6,226,958 shares of Common Stock outstanding and 512 holders of record of such Common Stock.

     THE DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN AFFILIATES OF THE COMPANY HAVE AGREED TO, OR OTHERWISE INFORMED THE COMPANY THAT THEY INTEND TO, VOTE THEIR APPROXIMATELY 3,241,118 SHARES OF COMMON STOCK, REPRESENTING APPROXIMATELY 52% OF THE SHARES OF COMMON STOCK OUTSTANDING AS OF THE RECORD DATE, IN FAVOR OF THE MERGER AGREEMENT AND THE ADOPTION OF THE 1997 PLAN. THE AFFIRMATIVE VOTE OF THESE STOCKHOLDERS WILL BE SUFFICIENT TO APPROVE THE MERGER AGREEMENT AND TO ADOPT THE 1997 PLAN. SEE "THE MERGER -- BENEFICIAL OWNERSHIP OF COMMON STOCK" AND "THE MERGER -- VOTING AGREEMENT."

     The stockholders of Video have previously unanimously approved the Merger Agreement.

     See "THE MEETING -- Record Date; Voting Rights; Proxies" and "THE MEETING -- Required Vote."

THE MERGER

     Form of the Merger. Upon consummation of the Merger, Video will merge with and into the Company, with the Company being the surviving corporation, and the separate corporate existence of Video will cease. All of the assets and liabilities of Video will be transferred to, and assumed by, the Company upon consummation of the Merger.

     Conversion of Video Common Stock. In the Merger, all of the outstanding shares of Video Common Stock will be converted into the right to receive an aggregate of 7,011,349 shares of Common Stock (plus an additional 212,096 shares of Common Stock which will replace an equal number of shares of the Common Stock currently owned by Video which will be cancelled upon the Merger). See "THE MERGER -- Conversion of Video Common Stock."

     As of July 14, 1997, 6,226,958 shares of Common Stock were outstanding and held by approximately 512 record holders and 2,678,162 shares of Video Common Stock were outstanding and held by the following persons: Louis H. Siracusano (a director of the Company), Arnold P. Ferolito and Donald H. Buck. Immediately after the Merger, each of Messrs. Siracusano, Ferolito and Buck will be the beneficial owner of approximately 25.33%, 25.31% and 3.97%, respectively, of the total number of shares of Common Stock then outstanding (based on the number of shares of Common Stock outstanding as of the Record Date). See "THE
MERGER -- Beneficial Ownership of Common Stock."

     Effective Time of the Merger. The Merger will become effective upon the later to occur of the filing of a Certificate of Merger with the Secretary of State of the State of New Jersey or the filing of a Certificate of Merger with the Secretary of State of the State of Delaware (the "Effective Time"). Filings of such certificates will be made promptly upon the closing of the Merger (the "Closing") which will take place as soon as practicable following approval of the Merger Agreement by the Stockholders and the satisfaction or waiver of the other conditions to each party's obligations to consummate the Merger as set forth more fully in the Merger Agreement. See "THE MERGER -- Conditions to Consummation of the Merger." It is anticipated that the Merger will be consummated on or before August 28, 1997. See "THE MERGER -- Effective Time; Effect of the Merger."

     Conditions to the Merger. The obligations of the Company and Video to consummate the Merger are subject to the satisfaction or waiver of certain conditions, including, among others, the receipt of the approval of the Stockholders to the Merger Agreement and the 1997 Plan, the refinancing of substantially all of the Company's and Video's outstanding long-term indebtedness, the effectiveness of a registration statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), covering the resale by Video's stockholders of the Common Stock issuable in the Merger and certain other customary conditions precedent. In addition, additional conditions to the Company's obligation to consummate the Merger include the consummation of the Spin-Off and Contribution transactions contemplated by the Merger Agreement and described elsewhere herein and the execution by Video's stockholders of an agreement relating to restrictions on the resale of their Common Stock. See "THE MERGER -- Certain Covenants," "THE MERGER -- Conditions to Consummation of the Merger," "THE MERGER -- Refinancing" and "THE MERGER -- Resale Restrictions." A description of the assets, liabilities and operations of Video to be spun-off prior to the Merger is set forth in "THE MERGER -- Certain Covenants."

     No Solicitation of Alternative Transactions. The Merger Agreement provides that, except under certain limited circumstances, neither the Company nor Video may (i) solicit or otherwise encourage any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, an Acquisition Proposal (as defined below) or (ii) agree to or endorse any Acquisition Proposal with respect to it or any of its subsidiaries or engage in negotiations, provide any nonpublic information to, or have any discussions with, any person or entity relating to any Acquisition Proposal with respect to it or any of its subsidiaries. See "THE MERGER -- Certain Covenants -- No Solicitation of Alternative Transactions."

     Termination of the Merger Agreement. The Merger Agreement may be terminated prior to the Effective Time, whether prior to or after approval of the Merger Agreement by the Stockholders, under certain prescribed conditions. Certain fees and expenses may become payable in the event of such termination. See "THE MERGER -- Termination of the Merger Agreement."

MANAGEMENT OF THE COMPANY AFTER THE MERGER

     Upon consummation of the Merger, Mr. Louis H. Siracusano, a director of the Company and the Chairman, President and Chief Executive Officer and a director of Video, will become the President and Chief Executive Officer of the Company. Messrs. Donald H. Buck, Senior Vice President of Video, Christopher Modrzynski, Senior Vice President and Chief Financial Officer of Video, and Michael E. Fairbourne, Senior Vice President-Administration of Video, will join the Company as a Vice President, Vice President and Chief Financial Officer, and Vice President-Administration, respectively. After the Merger, the Board will consist of seven (7) members, four (4) of whom will be designees of Video and three (3) of whom will be designees of the Company. Two (2) of these directors, Messrs. Raymond L. Steele and Frank Stillo, are not currently directors of the Company. After the Merger, Mr. Martin Irwin, a director and the current President and Chief Executive Officer of the Company, will become the Vice Chairman of the Board and Mr. Terrence A. Elkes will remain in his position as the Chairman of the Board. See "THE MERGER -- Management of the Company after the Merger."

RECOMMENDATION OF THE BOARD OF THE MERGER; REASONS FOR THE MERGER

     The Board has unanimously approved (with Messrs. Louis H. Siracusano and Julius Barnathan, both of whom are directors of Video, abstaining) the Merger Agreement and recommends a vote FOR the approval of the Merger Agreement by the Stockholders at the Meeting. The Board believes that the terms of the Merger are fair to, and in the best interests of, the Company and the Stockholders (other than Video and its stockholders). A special committee (the "Special Committee") consisting of three (3) disinterested directors was appointed by the Board to independently evaluate and negotiate the Merger Agreement on behalf of the Company and supervise the Company's due diligence investigation of Video. The Special Committee unanimously approved the Merger Agreement prior to the Board's approval thereof. See "THE MERGER -- Background of the Merger."

     The Board believes that the Merger offers strategic and financial benefits to the Company and the Stockholders. The Board believes that the Merger presents a strategic opportunity to the Company to form one of the largest and most diversified independent (i.e., not affiliated with, or related to, an equipment manufacturer) providers of distribution, creative and technical services to the video services markets. After giving effect to the Merger, the Company would have had pro forma 1996 fiscal year revenues from continuing operations of approximately $78.7 million and pro forma 1996 fiscal year income from continuing operations of approximately $2.8 million. The Merger is also expected to create additional opportunities to increase the Company's revenues on a projected basis by integrating and applying on behalf of Video's and the Company's respective customer bases a variety of complementary technologies and services to enhance the creation and distribution of programming content. Because of the resulting increase in the Company's size and the elimination of certain duplicative functions after the Merger, the Board believes that after the Merger the Company will be able to recognize cost-saving reductions which, when combined with the anticipated revenue increases, are expected to improve the financial condition of the Company. These anticipated pro forma cost-saving reductions include reductions in costs due to the proposed elimination of certain duplicative facilities of the Company after the Merger (for which the Company paid $75,000 in rent for fiscal 1996) and the termination of certain identified duplicative administrative personnel of the Company after the Merger (who received in the aggregate $220,000 from the Company in fiscal 1996). See Note (i) to Unaudited Pro Forma Condensed Combined Financial Statements. Additional projected cost-saving reductions are also expected to result from reduced financing costs and improved purchasing costs (although no analyses were performed in order to quantify these expectations), and the Company and Video believe that even further cost-saving reductions will be recognized over time as a result of the Merger. Moreover, the management team of the Company is anticipated to be strengthened by the addition and/or replacement of certain key managers. As noted above, following the Merger, Mr. Louis H. Siracusano will become the President and Chief Executive Officer of the Company, Mr. Donald H. Buck will become a Vice President of the Company, Mr. Christopher Modrzynski will become the Vice President and Chief Financial Officer of the Company, and Mr. Michael E. Fairbourne will become the Vice President-Administration of the Company. However, the Board does recognize that some, if not all, of the potential benefits of the Merger may not be realized. For a more detailed discussion of the factors considered by the Board in reaching its decision, see "THE MERGER -- Background of the Merger" and "THE MERGER -- Reasons for the Merger; Recommendation of the Board."

FAIRNESS OPINION

     On April 15, 1997, Montgomery Securities delivered to the Special Committee and, in a subsequent meeting on the same date, to the Board its oral opinion to the effect that, as of that date, the consideration to be paid by the Company pursuant to the Merger was fair to the Company from a financial point of view. Montgomery Securities has confirmed such opinion by delivery of an opinion dated the date of this Proxy Statement. A copy of such written opinion dated the date of this Proxy Statement is attached hereto as Appendix B and should be read carefully by the Stockholders in its entirety with regard to the assumptions made, general procedures followed, other matters considered and the limitations on the review undertaken in arriving at such opinion. See "THE
MERGER -- Fairness Opinion."

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     In considering the recommendation of the Board with respect to the Merger Agreement, the Stockholders should be aware that certain directors and members of the Company's management have certain interests in the Merger that are in addition to the interests of the Stockholders generally. Among other things, certain executive officers and directors of the Company will be entitled to certain benefits upon consummation of the Merger. The Board and the Special Committee were aware of these interests and considered them, among other things, in approving the Merger Agreement. See "THE MERGER -- Interests of Certain Persons in the Merger."

NO DISSENTERS' RIGHTS OF APPRAISAL

     The Stockholders are not entitled to dissenters' rights of appraisal in connection with the Merger under the General Corporation Law of the State of Delaware (the "DGCL").

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The Merger is intended to qualify as a tax-free reorganization for federal income tax purposes, in which case no gain or loss should be recognized by any of the Company, Video or the Stockholders as a result of the Merger. See "THE MERGER -- Certain Federal Income Tax Consequences."

ACCOUNTING TREATMENT

     The Merger is intended to be accounted for as a reverse acquisition for accounting and financial reporting purposes with Video being designated as the acquiror and the Company as the acquiree. See "THE MERGER -- Accounting Treatment."

CERTAIN FACTORS

     See "THE MERGER -- Certain Factors" for a discussion of certain factors to be considered carefully by the Stockholders before voting on the Merger Agreement, including, without limitation, the percentage ownership interest of Video's stockholders in the Company after the Merger compared to certain anticipated contributions by Video to the Company's financial performance after the Merger.

SELECTED FINANCIAL DATA

     International Post Limited

     The following table sets forth selected historical consolidated financial data for the Company, MTE Co. (as defined in "THE MERGER -- Background of the Merger") and its predecessor (the "Predecessor") for the periods and at the dates indicated. The Predecessor consists of substantially all of the operating assets and certain of the liabilities, prior to the 1993 fiscal year, of MTE Holdings, Inc. ("Holdings"), formerly known as Manhattan Transfer/Edit, Inc. The historical consolidated financial data for each of the years in the five-year period ended July 31, 1996, and at July 31, 1992, 1993, 1994, 1995 and 1996, is
derived from and qualified by reference to the Company's historical consolidated financial statements that have been audited and reported upon by Arthur Andersen LLP, independent public accountants. The historical consolidated financial data for the nine-month periods ended April 30, 1996 and 1997 and at April 30, 1996 and 1997 is derived from and qualified by reference to the Company's unaudited historical consolidated financial statements. The information in the table should be read in conjunction with the Company's historical consolidated financial statements and the notes thereto and other financial information regarding the Company appearing in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1996 and in the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended October 31, 1996, January 31, 1997 and April 30, 1997, which are incorporated herein by reference. See "INCORPORATION OF CERTAIN INFORMATION BY REFERENCE."

                                              MTE CO.                            COMPANY
                                PREDECESSOR   -------   ---------------------------------------------------------
                                -----------    YEAR      YEAR
                                   YEAR        ENDED     ENDED        YEAR      YEAR    NINE MONTHS   NINE MONTHS
                                   ENDED       JULY      JULY        ENDED     ENDED       ENDED         ENDED
                                 JULY 31,       31,       31,       JULY 31,  JULY 31,   APRIL 30,     APRIL 30,
                                   1992       1993(1)   1994(1)     1995(2)   1996(2)      1996          1997
                                -----------   -------   -------     --------  --------  -----------   -----------
                                                                                               (UNAUDITED)

                                                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
STATEMENT OF OPERATIONS DATA:
Revenues......................    $11,648     $20,871   $27,827     $ 38,349  $ 49,352    $37,155       $40,882
Depreciation and
  amortization................      2,822      3,343      3,905        5,749     8,369      5,810         6,297
Income from operations........      1,281      2,347      3,709(3)     3,475     3,842      4,444         3,420
Income before income taxes....      1,269      1,262      3,243        2,680     1,676      2,700         1,712
Net income (Pro forma for
  Predecessor and MTE
  Co.)(4).....................         37        466      3,320        1,606       814      1,385           741
Net income per share (Pro
  forma for MTE Co.)(1).......         --     $ 0.13    $  0.70     $   0.26  $   0.13    $  0.22       $  0.12
Weighted average number of
  shares outstanding (Pro
  forma for MTE Co.)(1).......         --      3,471      4,714        6,214     6,220      6,218         6,227

                                                          MTE CO.                     COMPANY
                                            PREDECESSOR   -------   -------------------------------------------
                                            -----------    AS OF     AS OF
                                               AS OF       JULY      JULY        AS OF     AS OF       AS OF
                                             JULY 31,       31,       31,       JULY 31,  JULY 31,   APRIL 30,
                                               1992       1993(1)   1994(2)     1995(2)   1996(2)      1997
                                            -----------   -------   -------     --------  --------  -----------
                                                                                                    (UNAUDITED)

                                                                (IN THOUSANDS)
BALANCE SHEET DATA:
Total assets..............................    $17,691     $23,447   $35,893     $ 66,673  $ 67,861    $69,833
Long-term debt, net of current portion....         --      4,500        415       20,257    19,797     21,718
Subordinated debt, net of current
  portion.................................         --         --         --        4,927     5,096      5,227
Stockholders' equity......................    $16,712     $14,177   $27,930     $ 29,461  $ 29,835    $30,576

---------------
(1) Reflects the acquisition of the business of VSC Post as of August 1, 1992. The pro forma weighted average number of shares outstanding for the Company gives effect to the following acquisitions of the Company: (i) the acquisition of the business of MTE Co., (ii) the acquisition of Audio Plus Video and (iii) the sale by the Company of 2,300,000 shares of Common Stock in the Company's initial public offering, as if each of such transactions had been consummated as of August 1, 1992.

(2) Reflects the acquisition of Audio Plus Video as of February 15, 1994, and the acquisition of Big Picture, Even Time and Post Edge as of May 4, 1995. Each acquisition was accounted for under the purchase method and consequently the financial results include these acquisitions as of the acquisition date.

(3) The Company recorded $1,202,000 of non-cash compensation expenses related to the granting of options to certain directors and an officer.

(4) Reflects a pro forma income tax expense that would have been provided had MTE Co. and its Predecessor been corporate taxable entities.

     Video Services Corporation

     The following table sets forth selected historical consolidated financial data for Video for the periods and at the dates indicated. The historical consolidated financial data for each of the years in the three-year period ended June 30, 1996, and at June 30, 1994, 1995 and 1996, is derived from and qualified by reference to Video's historical consolidated financial statements that have been audited and reported upon by Ernst & Young LLP, independent auditors. The historical consolidated financial data for each of the years in the two-year period ended June 30, 1993 and at June 30, 1992 and 1993, and for the nine-month periods ended March 31, 1996 and 1997 and at March 31, 1996 and 1997 is derived from and qualified by reference to Video's unaudited historical consolidated financial statements. The information in the table should be read in conjunction with Video's historical consolidated financial statements and the notes thereto and other financial information appearing elsewhere herein and in Appendix C attached hereto. For additional information, see "THE MERGER
PARTIES -- Video -- Management's Discussion and Analysis of Financial Condition and Results of Operations."

                                YEAR       YEAR       YEAR       YEAR       YEAR     NINE MONTHS   NINE MONTHS
                               ENDED      ENDED      ENDED      ENDED      ENDED        ENDED         ENDED
                              JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,    MARCH 31,     MARCH 31,
                                1992       1993       1994       1995       1996        1996          1997
                              --------   --------   --------   --------   --------   -----------   -----------
                                  (UNAUDITED)     (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)  (UNAUDITED)
STATEMENT OF OPERATIONS DATA:
Revenues..................... $ 22,526   $ 18,241   $ 20,391   $ 19,439   $ 29,740     $24,508       $18,954
Depreciation and
  amortization...............    4,043      2,931      2,170      1,629      1,653       1,270         1,279
Operating income (loss) from
  continuing operations......   (3,385)    (2,383)    (2,169)       490      2,387       1,722         1,830
Income (loss) before income
  taxes, discontinued
  operations, and
  extraordinary item.........   (8,027)    (5,601)    (4,321)       223      1,999       1,440         1,974
Income (loss) before
  discontinued operations and
  extraordinary item.........   (8,027)    (5,772)     8,824        223      1,212         864         1,184
Income (loss) from
  discontinued operations,
  net of tax(2)(3)...........     (708)     3,374     12,508        (74)      (388)       (436)       (1,711)
Gain on debt extinguishment,
  net of tax.................       --         --      5,951         --         --          --            --
Net income (loss)............   (7,319)    (2,398)    27,283        149        824         428          (527)
Pro forma income before
  discontinued operations and
  extraordinary item per
  share(4)...................       --         --         --         --   $   0.17     $  0.12       $  0.16
Pro forma net income per
  share(4)...................       --         --         --         --       0.11        0.06          0.07
Weighted average number of
  shares outstanding(4)......       --         --         --         --      7,223       7,223         7,223

                             AS OF        AS OF        AS OF        AS OF        AS OF          AS OF
                            JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,      MARCH 31,
                              1992         1993         1994         1995         1996         1997(1)
                            --------     --------     --------     --------     --------     -----------
                                 (UNAUDITED)               (IN THOUSANDS)                    (UNAUDITED)
BALANCE SHEET DATA:
Total assets..............  $ 28,171     $ 20,140     $ 13,731     $ 16,005     $ 17,305       $20,430
Long-term debt, net of
  current portion.........    11,096        2,159        2,042        2,388        2,073         2,133
Stockholders' equity
  (deficiency)............   (22,662)     (25,060)       1,663        1,812        2,655         2,128

---------------
(1) Included in the nine months ended March 31, 1997 is approximately $500 of other income pertaining to the payment of a note receivable for which Video had established a full valuation allowance. The note receivable was partial consideration for the sale of a radio station in fiscal 1991.

(2) The operating results of Video's Diversified Products segment have been reflected as discontinued operations for the years ended June 30, 1992, 1993, 1994, 1995 and 1996 and the nine-month periods ended March 31, 1996 and 1997. The operating results of Video's International Services Group have been reflected as discontinued operations for the years ended June 30, 1992, 1993 and 1994. The operating results of Video's Post Production Group have been reflected as discontinued operations for the years ended June 30, 1992, 1993 and 1994. See Video's audited consolidated financial statements as of June 30, 1995 and 1996 and for the three years in the period ended June 30, 1994, 1995 and 1996 attached as Appendix C hereto for further detail.

(3) In April 1992, Video adopted a formal plan to dispose of its Commercial Audio Equipment segment. The operating results of Video's Commercial Audio Equipment segment have been reflected as discontinued operations for the year ended June 30, 1992.

(4) Pro forma income (loss) before discontinued operations and extraordinary item per share and pro forma net income per share give effect to the conversion of Video Common Stock into Common Stock (i.e., shares of the combined company) in the Merger.

     Pro Forma

     The following table sets forth selected pro forma consolidated financial data for the Company, after giving effect to the Merger and the Spin-Off, Contribution and Refinancing transactions (in accordance with the Refinancing Assumptions set forth in Note (m) to the Unaudited Pro Forma Condensed Combined Financial Statements) contemplated by the Merger Agreement and described elsewhere herein, for the period and at the dates indicated. See "THE
MERGER -- Certain Covenants" and "-- Refinancing." The information in the table should be read in conjunction with the pro forma and historical consolidated financial statements and the notes thereto and other financial information appearing elsewhere, or incorporated by reference, herein.

                                                         YEAR ENDED               NINE MONTHS ENDED
                                                        JUNE 30, 1996              MARCH 31, 1997
                                                        -------------             -----------------
                                                         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
STATEMENT OF OPERATIONS DATA:
Revenues..............................................     $78,746                     $59,208
Depreciation and amortization.........................       9,933                       7,474
Operating income from continuing operations...........       7,520                       6,180
Income before income taxes and discontinued
  operations..........................................       4,705                       4,523
Income from continuing operations.....................       2,769                       2,521
Income from continuing operations per common share....        0.21                        0.19
Weighted average number of shares used in calculating
  net income from continuing operations per common
  share...............................................      13,238                      13,238
---------------
EBITDA(1).............................................     $17,646                     $14,184

---------------
(1) EBITDA represents earnings before interest, taxes, depreciation and amortization. EBITDA is included herein because management believes that certain investors find it to be a useful valuation parameter, however, EBITDA does not represent cash flow from operations, as defined by generally accepted accounting principles, and should not be considered as a substitute for net earnings as an indicator of the Company's operating performance or cash flow as a measure of liquidity.

                                                                                     AS OF
                                                                                 MARCH 31, 1997
                                                                                 --------------
                                                                                 (IN THOUSANDS)
BALANCE SHEET DATA:
Total assets...................................................................     $ 86,463
Long-term debt, net of current portion.........................................       34,427
Subordinated debt, net of current portion......................................        5,227
Stockholders' equity...........................................................       20,551

                               THE MERGER PARTIES

INTERNATIONAL POST LIMITED

     The following discussion is qualified in its entirety and supplemented by the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1996, the Company's Quarterly Reports on Form 10-Q for the quarter ended October 31, 1996, January 31, 1997 and April 30, 1997, and the Company's Current Report on Form 8-K filed on July 8, 1997, which are incorporated herein by reference. See "INCORPORATION OF CERTAIN INFORMATION BY REFERENCE."

     General

     The Company, through its operating subsidiaries, is a leading international provider of technical and creative services to owners, producers and distributors of television programming, television advertising and other programming content. The Company provides (i) producers of original programming with technical and creative services necessary to transform original film or video to final product for airing on network, syndicated, cable or foreign television; (ii) users of special video effects with services required to digitally create or manipulate images in high resolution formats for integration into television commercials and programming; (iii) international programmers with studio facilities and multi-standard post-production services necessary to assemble programming and (iv) international programmers and owners of television and film libraries with standards conversion, network playback, and duplication and audio services, all in multiple standards and formats. As a result of a recent acquisition, the Company, through a majority-owned subsidiary, has further expanded its services to include the design and production of intranets, extranets and internet sites, as well as consulting and support services related to those technologies. The Company believes that its principal strengths include the depth and breadth of its client relationships, the depth and continuity of its creative talent, and its technologically advanced equipment and facilities.

     Demand for the Company's services and facilities is principally derived from the production of new television commercials and the distribution of previously released motion pictures and television programming through international syndicators and programmers. Historically, the Company's clients have outsourced those services provided by the Company and are expected to continue to outsource many of the services required for production, post-production and distribution of film and television programming. The Company believes that demand will also be created by the continuing trend toward globalization in the entertainment and media industries. The worldwide market penetration of distribution channels such as home video and digital satellite broadcast is also anticipated to contribute to a growing demand for original and reissued programming.

     Business Strategy

     The Company was founded in 1993 with the goal of becoming the leading full-service post-production house for the United States and international markets and has remained focused on achieving this goal. To accomplish this objective, the Company continues to seek new ways to enhance its ability to provide one-stop post-production services while maintaining the high quality of such services. Through a series of strategic acquisitions, the Company grew from a single post-production house in New York City into an all inclusive operation comprised of four divisions with facilities in three states. The Company plans for further growth and the expansion of its range of services through strategic acquisitions and internal growth. The Company has invested significant sums in its infrastructure to ensure that each of its divisions remains at the technological forefront of the post-production industry.

     Principal Services

     VIDEO POST-PRODUCTION SERVICES

     The Company, through its subsidiaries, provides the following video post-production services to the television advertising industry and to program originators, including corporations and educational institutions:

        Creative Editorial Services (Design): The creative editing process, or the first stage of post-production, for a television commercial generally involves the selection of the best footage from several thousand feet of film and the combination of that footage through editing along with special video effects to create a cohesive message with audience appeal. The creative editor typically is involved with all facets of the post-production process and usually selects the post-production facilities in which the remaining and final stages of the television commercial's post-production takes place.

        Film-to-Videotape Transfer: The Company has film to videotape transfer suites for the transferring of images and sound from film to videotape. This process can be used for either positive or negative, 16 or 35 millimeter film and for both composite and multi-track systems. The Company's skilled colorists operate state-of-the-art electronic equipment which provides color correction and expansion or repositioning of film images. In addition, the Company can correct and enhance the color of projects originated on videotape. The videotape element masters resulting from the transfer process can be edited to create the final product which can then be duplicated for a variety of markets including television advertising, corporate video cassettes, home video cassettes, pay cable television, television program syndication, airline in-flight entertainment, foreign distribution and ancillary application. Transfers are made in both the PAL (Europe and South America) and NTSC (North America and Japan) standards.

        Electronic Video Editing: The Company operates a combination of analog and digital edit suites. The editing process ranges from simple cuts and assembly with dissolves, wipes and titles, to complicated layering of images and special effects. Videotape is edited in many tape formats (sizes) for use in commercials, shows, corporate and educational videos and other presentations.

        Computer-Generated Graphics: Company artists create computer-generated television imagery working with sophisticated computer software for applications such as main titles for television shows, credits and various electronic special visual effects including computer animation and electronic graphics in both two and three dimensions.

        Videotape Duplication: The Company offers videotape duplication in all professional broadcast formats, including D1, D2, BetaCam SP, 1" and
         3/4", to meet the needs of the commercial advertising, corporate video, motion picture, television production and syndicated television program distribution industries. The Company also creates duplication masters with closed captioning for the hearing impaired.

     The Company provides the following post-production services to international television program originators and distributors:

        Standards Conversion: Throughout the world, video signals are recorded in four principal standards: NTSC -- used in several countries, including the U.S., Canada, Mexico and Japan; PAL -- used in numerous countries, including England, Italy, Australia and China;
        PAL-Modified -- used exclusively in Brazil; and SECAM -- used in France, Russia and the Middle East. A program recorded in one standard cannot be broadcast or played back through equipment employing another standard unless the program is first "converted" to the other standard. If, for example, RTL, a German television broadcaster, wants to air "Sesame Street" (a program produced in the U.S. and, therefore, in the NTSC standard), the video signal must first be converted to PAL to make it compatible with the German standard. The Company provides conversion services to and from all of the standards currently available.

        International Duplication: Duplication services are required to accommodate multiple broadcast locations receiving the same product in the same standard, but utilizing a variety of videotape formats. Using the same analogy as above, the German broadcaster received a PAL tape for his 1" equipment, but a Scandinavian broadcaster needs to receive a PAL tape of that same "Sesame Street" episode for his D2 equipment. Accordingly, the Company would "duplicate" the tape to the different format in the same standard.

        Specialized Video Services: The Company is meeting an increasing demand for specialized services using state-of-the art, multi-standard film-to-tape, editing and audio suites. Audio capabilities include restoration, layback, ADR (automatic dialogue replacement), audio-for-video editing, and the recreation or enhancement of music and sound effects tracks. Additional services include scene-by-scene color correction of film or tape, video restoration and I(3) (International Image Interpretation), an innovative standards conversion technology which achieves extremely high quality for film-originated material.

        Additional Services: In addition, in the Company's South Florida facilities, the Company provides studio facilities and technical personnel for MTV Latino and network playback operations for Discovery Latin America, Discovery Spain/Portugal and Discovery Brazil/Argentina.

     COMMUNICATIONS CONSULTING AND PRODUCTION SERVICES

     Through Cognitive Communications, LLC ("Cognitive"), the Company also provides communications consulting and production services for the planning, design, development and implementation of intranets, extranets and internet sites. Intranets and extranets are office network information systems that use internet technology to enhance communications. These services are provided by experienced communications consultants with expertise in corporate communications, strategic planning, research, organizational development, human resources and emerging communications technologies. Management believes that the favorable cost/benefit features of intranets and extranets will result in increased demand for Cognitive's services. Cognitive has worked on projects for several Fortune 500 companies, including Apple Computer, Inc., The McGraw-Hill Companies, Inc., Corning Incorporated, BellSouth Corporation and Xerox Corp., as well as other smaller public and private companies.

     Sales, Marketing and Customer Service

     A full-time sales force, together with the Company's editors, graphic artists and senior management, actively market the Company's services through industry contacts and through advertising in the major industry trade magazines such as Shoot, Ad Week and Post. The focus of this advertising is to promote the Company's image for quality services, its technical capabilities and its state-of-the-art facilities.

     The Company's marketing strategy, with respect to the services it provides for television program distributors to the international market, is to focus on the needs of the end-users as well as on the needs of the clients. The Company actively develops relationships with overseas facilities and broadcasters through visits and multi-lingual communication, to learn and respond to their individual technical and operational requirements. This strategy has resulted in end-users requesting that their international television program distributors utilize the Company's services and has alleviated many problems between the distributors and the broadcasters. Sales and marketing efforts emphasize the needs of the client and the end-user, technical proficiency, and the Company's global perspective.

     Competition

     The competitive video services industry is both specialized and fragmented. Certain post-production services businesses (both independent companies and divisions of diversified companies) provide most of the same services provided the Company, while others specialize in one or several of these services. Certain film production companies also provide post-production services. Many of the Company's competitors are located in New York City, one of the principal domestic markets for the Company's services. Certain of these, as well as other competitors of the Company, have greater financial resources than the Company.

     The Company competes on the basis of customer satisfaction with the range, quality and pricing of its offered services. Its ability to remain competitive is also based in part on its capacity to respond to technological change by purchasing state-of-the-art equipment. The Company also competes on the basis of its ability to attract and retain qualified, highly skilled personnel. The Company believes that prices for its services are competitive within its industry, although some competitors may offer certain of their services at lower rates than the Company. The post-production services industry has been and is likely to continue to be subject to technological change to which the Company must respond in order to remain competitive. The Company has no long-term or exclusive agreements with its customers (other than certain agreements with Discovery Communications, Inc. with respect to providing services to Discovery Latin America and Discovery Spain/Portugal, and with MTV Latin America, Inc. with respect to providing services to MTV Latino); however, the Company has had long-term relationships with many of its customers.

     Major competitors of the Company in providing standards conversion services include Devlin Video Services, Magno Sound & Video, Intercontinental Televideo and International Image based in Toronto, Canada. Major competitors of the Company in providing creative editorial services include Crew Cuts Film & Tape, Red Car, Progressive Image Group and Dennis Hayes & Associates. Major competitors of the Company in providing film-to-videotape transfer, electronic video editing and computer-generated graphic services include Post Perfect (a subsidiary of The New York Media Group), The Tape House Editorial Co., PrinczCo Productions, Nice Shoes, L.L.C., Click 3X and Broadcast Video, Inc.

     Properties

     The Company leases seven principal production facilities, three located in New York City, one in Northvale, New Jersey and three in South Florida. The Company's three New York City facilities consist of approximately 68,000 square feet, including the Company's principal executive offices. The Company consolidated two 8,000 square foot facilities in New York City to one 18,000 square foot facility in the second quarter of the 1997 fiscal year. The Company's Northvale, New Jersey facility consists of approximately 38,000 square feet. This facility is currently leased from a partnership owned by the majority stockholders of Video. As a result of the Contribution transaction contemplated by the Merger Agreement and described elsewhere herein, the Company will own this facility after the Merger and, according, be relieved of rent obligations therefor. See "THE MERGER -- Certain Covenants." The three South Florida facilities consist of approximately 42,000 square feet. See "CERTAIN TRANSACTIONS."

     The Company's facilities include nine film-to-tape transfer and color correction suites, sixteen on-line editing suites, seventeen off-line editing suites, sixteen graphic suites (several of which can operate as edit suites), seven audio suites, ten special project booths and two production rooms dedicated to standards conversion and duplication services. In addition, the Company's South Florida facilities include two network playback operations and one studio facility.

VIDEO SERVICES CORPORATION

     The following description of the business of Video gives effect to the consummation of the Spin-Off and Contribution transactions contemplated by the Merger Agreement and described elsewhere herein. See "THE MERGER -- Certain Covenants."

     Overview

     Video, through its operating subsidiaries, is a leading provider of value-added video services to a diverse base of customers within the television network, cable and syndicated programming markets. Video's services include (i) the commercial integration and distribution of broadcast quality video content via a satellite and fiber optic transmission network routed through its digital/analog switching center and (ii) the design, engineering and production of advanced digital and analog video systems for the television, cable, post-production and corporate markets as well as the rental of professional video equipment to the sports, entertainment and other segments of the broadcast and cable television and professional markets. Video is a leading single source provider of satellite and fiber optic video transmission services in the New York metropolitan area and one of the largest independent (i.e., not affiliated with, or related to, an equipment manufacturer) providers of technical services and equipment to its target markets. Video believes that it will continue to experience increasing demand for its engineering services as a result of the anticipated conversion of existing television and cable facilities due to the continuing trend toward digitalization and the creation of additional television and cable facilities due to emerging compression technologies and an increasing demand for programming content worldwide. Video is a privately-held corporation owned by three (3) stockholders, one of whom, Louis H. Siracusano, is a director of the Company and will be the President and Chief Executive Officer of the Company after the Merger.

     Video was incorporated in 1979 to service select segments of the video industry which its founders, Messrs. Siracusano, Ferolito and Irwin, had identified as being underserviced. Originally, Video focused its efforts on building advanced video systems and providing professional video equipment to particular segments of the television and professional video services industries. Over the years, Video identified additional market segments which it believed presented opportunities for significant revenue growth and its lines of business gradually expanded to include post-production and standards conversion, as well as satellite and fiber optic transmission services. In 1992, Video divested itself of its post-production business, which divestiture resulted in the formation of the Company. See "THE MERGER -- Background of the Merger" and "CERTAIN TRANSACTIONS." In February 1994, Video sold its standards conversion business to the Company in connection with the Company's initial public offering (See "THE MERGER -- Background of the Merger" and "CERTAIN TRANSACTIONS") and used the sale proceeds to repay indebtedness and to expand certain business segments, particularly satellite and fiber optic transmission services.

     Business Strategy

     Video has achieved significant growth in revenues and profits by identifying and developing opportunities within certain segments of the market for video services. Video's business strategy is to continue to capitalize on opportunities created by changes in technology and markets, as well as to become the leading supplier of services to the market segments in which it currently competes. Video has developed good customer relationships with all of the major television networks and many of the established and developing cable networks by maintaining high levels of technical capabilities and customer service. AT&T's SKYNET Satellite Services recently acknowledged Video's satellite uplink performance in 1996 by presenting Video with the prestigious SKYNET Uplinker Award, which is awarded to companies that have accessed AT&T satellites without any interferences, incidents or procedure violations over a period of one (1) year. Video believes that it will be able to continue to grow its existing businesses by selling additional services to existing customers and by acquiring new customers as a result of its technological capabilities, strong reputation and aggressive sales force.

     Video is also focused on capitalizing on opportunities created by emerging industry trends such as the emergence of digital television and its more advanced variant, high-definition television; the proliferation of alternative transmission/distribution methods such as direct-to-home satellite services, multipoint microwave systems and the internet; and the conversion of existing television facilities from analog to digital and from videotape-based to digital server-based technologies. Video believes that the continued proliferation of new distribution technologies, as well as the industry wide conversion of equipment and systems from analog to digital, will create an increasing demand for technical expertise and resources which can be outsourced by the end-user. Video believes that the aggressive timetable associated with such conversion, which has resulted both from recent mandates by the Federal Communications Commission (the "FCC") for digital television and high-definition television as well as competitive forces in the marketplace, is likely to accelerate the rate of increase in the demand for these services. As a result, Video believes that significant opportunities exist for Video to provide services for the upgrading and conversion of the industry's technical infrastructure.

     Video has implemented several strategies for capitalizing on these growth opportunities, including the expansion of its engineering staff to meet market demand, the introduction of additional services, such as repair and maintenance contracts, and, most important, the negotiation and implementation of strategic partnerships to position Video as a leader in the conversion to digital television and high-definition television. Video recently executed a memorandum of understanding with one of the nation's largest manufacturers of television transmitters, Comark Communications, Inc., relating to the proposed formation of a strategic alliance to create a turnkey system for the broadcasting industry's conversion to digital television and high-definition television. Video believes that this alliance will provide technological leadership for broadcasters in the conversion process.

     Principal Services

     SATELLITE AND FIBER OPTIC TRANSMISSION SERVICES

     Through two of its operating subsidiaries, Atlantic Satellite Communications Inc. ("Atlantic Satellite") and Waterfront Communications Corporation ("Waterfront"), Video provides integrated satellite and fiber optic video and data transmission services to a wide range of customers with whom it has enjoyed long-term relationships, including the major television broadcast networks and certain cable television networks, independent national and international television stations and producers of syndicated television shows. Satellite and fiber optic transmission services are used by these customers independently and in combination to integrate editing and transmission of video content as quickly as possible. Video's use of fiber optic and satellite technologies enables it to provide its customers rapid and reliable transmission of broadcast quality video content with a high level of flexibility. Video believes that, in the New York metropolitan area, Atlantic Satellite is a leading single source provider of satellite and related transmission services and that Waterfront is the leading provider of "first mile" and "last mile" fiber optic video and data transmission services. "First mile" transmission services are services whereby content is transmitted from an origination point, via local transmission means, to a long distance video network carrier (such as VYVX or AT&T) or satellite earth station (such as Atlantic Satellite) and "last mile" transmission services are services whereby content is received into, via local transmission means, the final destination point for the content (such as a television network, local broadcaster or cable channel). Atlantic Satellite's teleport facilities provide customers with access to the full complement of satellite and fiber optic transmission services provided by Atlantic Satellite and Waterfront.

     Atlantic Satellite's teleport facility is located on contiguous properties in Northvale, New Jersey and Tappan, New York. This facility contains broadcast quality satellite dishes, which transmit and receive domestic feeds in both C-Band and KU Band frequencies, and provides international transmission to both PanAmSat and Orion satellites. At this facility, Atlantic Satellite provides primary up-link and down-link services, as well as ancillary services such as tape playback and recording, tape duplication, syndication services (including spot insertion and editing), and digitally compressed satellite transmission expertise. Atlantic Satellite provides over 3,000 hours per year of playback and uplink services for pre-taped, syndicated television programs produced by Universal Pictures, Warner Brothers, Hearst and 20th Century Fox. It also downlinks and records numerous live sporting events for clients such as the National Hockey League (NHL) and provides satellite transmission services for clients such as Fox Sports, NHK, NFL Films and Phoenix Communications Group Inc. ("Phoenix"), which is the communications/production provider for Major League Baseball.

     Waterfront's services are provided through a video switching facility located in New York City which is connected to all major news organizations and all New York area teleports including Atlantic Satellite's. Waterfront's extensive network of both analog and digital video fiber optic connections and multiple paths to Atlantic Satellite enable domestic and international broadcasters to take advantage of Video's single source transmission services at competitive rates. Video believes that Waterfront's fully-manned facility provides it with a competitive advantage over its major competitor, "The Switch" (operated by Keystone), which does not provide the same level of service. Waterfront's fiber optic connections are located in local venues such as the New York Stock Exchange and the United Nations in New York City, as well as Giants Stadium, the Continental Airlines Arena and the Meadowlands Racetrack in New Jersey. These fiber optic connections enable Waterfront's customers to transmit video content directly from those venues to their studios or, alternatively, to Atlantic Satellite for national and international distribution. In addition to local fiber optic transmission and connections to Atlantic Satellite's transmission facility, Waterfront provides its customers with access to several long-distance fiber optic carriers through its remote facility located in downtown Manhattan. Waterfront also provides transportable services, including point-to-point microwave transmission, transportable up-link and down-link transmission, and broadcast quality teleconference services, as well as access to other teleport facilities. Video believes that Waterfront's switching facility is the largest such facility in the New York metropolitan area and that Waterfront's connections to major event and sports venues within the New York metropolitan area provide clients with extensive and essential coverage.

     Video believes that its ability to combine "first mile" and "last mile" fiber optic transmission and satellite transmission services provides it with a competitive advantage over providers of satellite-only transmission services. These integrated capabilities offer broadcasters, cable television networks and others the ability to edit news, sports and other video content in their Manhattan studios (which are linked to Waterfront) and, after alteration, to transmit that content anywhere in the world almost instantaneously through the Waterfront/Atlantic Satellite fiber optic link. Video believes that the combined services provided by Atlantic Satellite and Waterfront have achieved a reputation for quality and reliability in the industry, which has resulted in contracts with Fox News, Fox Sports, Court TV, PanAmSat, CNBC, MS/NBC, the NHL and Worldwide Television Network.

     PRODUCTION OF VIDEO SYSTEMS AND EQUIPMENT RENTAL

     Through A.F. Associates, Inc. ("AFA"), Video designs, builds, installs and services advanced video systems for the broadcast and cable television industries, and for professional and corporate markets. AFA's services include project management; design and engineering; consultation with architects and building contractors; drafting and technical documentation; equipment and materials specification and procurement; pre-wiring and assembly; site installation; system testing and commissioning; and training. Video believes that AFA is one of the leading independent providers of such services.

     Systems are designed by AFA's in-house engineers utilizing computerized design programs and are assembled in AFA's facility in Northvale, New Jersey. Assembly includes custom fabrication of all audio, video and control interconnect wiring, mounting of equipment into rack enclosures and custom operating consoles, pre-wiring of all interconnecting cabling and subsystem testing. The entire system is then shipped to the customer's location, where it is installed and tested by AFA's technicians and engineers. The end product is a professionally designed and built system, utilizing advanced design and construction concepts and incorporating state-of-the-art broadcast equipment. Through the use of AFA's systems integration services, the client need only set overall system and operational requirements. AFA engineers and constructs the entire system and manages all aspects of technical construction.

     AFA's clients include the four (4) major networks, numerous cable channel networks (e.g., Cable News Network, Inc., CNBC, Fox News Channel, Lifetime Television, USA Networks, Inc. and Home and Garden Cable Network), satellite broadcasters (e.g., Direct TV, AlphaStar Television Networks and SKY Latin America), corporate television networks (e.g., Merrill Lynch & Co., Inc., International Business Machines Corp. and Toys R Us), and numerous production and post-production facilities. Over 50% of AFA's business is repeat business from clients who seek AFA's technical and engineering expertise.

     Recently completed projects include: the entire production and on-air facilities for the start-up of the Fox Cable News Channel; ABC-TV's first digital studio control room; newsroom technical facilities for WNBC-TV in New York; technical facilities for the Museum of Television and Radio in Beverly Hills, CA; direct-to-house satellite broadcast centers for News Corp.'s SKY Latin America service in Rio de Janeiro, Mexico City and Miami; and a 147 channel satellite broadcast facility for AlphaStar Digital Television. Current projects include a new 50 foot mobile broadcast unit for ABC Sports' Monday Night Football; a television studio complex for Martha Stewart Living TV; and an operations center for SKY Latin America.

     Video believes that increases in cable, direct satellite and independent broadcasting made possible by emerging compression technologies, as well as the migration of broadcasting standards from analog to digital, will provide significant opportunities for AFA to expand its customer base.

     Through Video Rentals, Inc. ("VRI"), Video supplies broadcast and industrial video equipment for rental to the broadcast and professional video industries and provides support and maintenance services for such equipment. VRI rents cameras, super slo-mo systems, interformat portable editing systems, character generators, graphic equipment and specialized equipment for sports production. Equipment rentals may range from a period of one (1) day to as long as six (6) months to a year. Specialized equipment packages, such as editing systems, are also rented for longer periods by certain customers, including MTV, Phoenix and others. Purchases of equipment to be held for rental are made both on the basis of anticipated rental demand and in response to specific customer orders and commitments from such customers for minimum rental terms (in the case of more specialized equipment).

     VRI specializes in network sports production. As the exclusive field shop for Fox Sports, VRI is responsible for storing, shipping and maintaining equipment owned by the network and used for its football, hockey and baseball broadcasts. VRI also serves as a rental agent for the rental of this equipment to third parties. Major customers of VRI include ABC, CBS, NBC, Fox and MTV, as well as major mobile truck operators.

     Video believes that VRI is one of the largest independent video equipment rental suppliers on the East Coast and that it provides complementary outsourcing solutions for clients of its other subsidiaries. For example, VRI provides editing systems for NHL Productions, which are used in conjunction with Atlantic Satellite's provision of satellite transmission services.

     Sales, Marketing and Customer Service

     Video markets its services through its management's efforts to exploit its industry contacts and attendance at industry trade shows, as well as advertisements in trade journals and referrals from existing customers and suppliers. Atlantic Satellite and Waterfront jointly market their services through the efforts of management and a full-time sales force which emphasizes quality and the range of their offered services. In addition, AFA maintains a full-time sales force which emphasizes to potential customers the extensive experience of its professional engineers, AFA's leadership role in systems technology and its comprehensive project management services. VRI focuses on its market leadership position, round-the-clock customer service, diversity and reliability of its inventory and its competitive pricing structure, as well as the value-added services it provides to its larger customers, such as logistics and inventory management.

     USA Networks contributed 22% of Video's consolidated gross revenues in the 1994 fiscal year and Alpha Star and InTouch Ministries contributed 20% and 10% of such revenues, respectively, in the 1996 fiscal year. Revenues from such customers were derived from one-time contracts for services provided by AFA and do not necessarily represent a recurring source of revenues.

     Supply of Services and Equipment

     In most situations where Atlantic Satellite is providing satellite up-link services, the customer has secured the transponder time and instructs Atlantic Satellite as to which satellite and transponder to transmit the signal. In those situations where Atlantic Satellite is providing transponder time as part of a service package to a customer, Atlantic Satellite obtains transponder time from third-party re-sellers of transponder time. Satellite owners do not sell occasional transponder time directly to end-users or service providers. Rather, they sell or lease transponders on a full-time basis for a minimum of one (1) year. Waterfront may either order fiber optic lines from third party providers to be installed between Waterfront's facility and the customer or the customer may order these lines directly from a third party provider, with Waterfront providing only the connection with its switch. AFA and VRI obtain their equipment from a variety of sources, including the major equipment manufacturers such as Sony Corporation of America, BTS Broadcast Television Systems and Tektronix. AFA orders equipment used in the production of its video systems based upon customer purchase orders after receipt of deposits. Larger systems are funded through periodic customer payments which relate closely to the capital needs of the project. Although Video has not experienced any significant difficulty in obtaining equipment, there can be no assurance that shortages will not arise in the future. The loss of any one or more manufacturing sources would have an adverse effect on Video until alternative arrangements could be secured. Video believes that there are alternative adequate sources of components of sufficient quality and quantity.

     Competition

     The market for the satellite transmission services provided by Atlantic Satellite is highly competitive. Major competitors include Micronet (a subsidiary of Lenfest Communications, Inc.), Group W (a subsidiary of Westinghouse Electric Corporation), Keystone (a subsidiary of French Telecom) and Gateway (a subsidiary of VYVX, Inc.). Some of these competitors have significantly greater resources than Video. Atlantic Satellite competes primarily based upon customer service and its large and valued subscriber base, which permits a high degree of inter-subscriber connections. Although Video believes that Waterfront's video switching facility is the largest in the New York metropolitan area, "The Switch" (operated by Keystone) has "first mile" and "last mile" capabilities and competes with Waterfront. AT&T also competes in the switching business to some extent. However, Video believes that its fully-manned facility provides it with an advantage over its competitors which do not provide the same level of service. AFA's primary competitors are Sony Corporation, Communications Engineering Inc. and National TeleConsultants, as well as small, regionally-based integrators and dealers. Competition is based upon technical expertise, experience and price. VRI's major competitors are Bexel Corporation, which has locations in several metropolitan areas, as well as smaller companies which do not offer the variety of services provided by VRI. Competition is based upon price, diversity and availability of inventory and customer service. Video believes that the ability of each of its operating subsidiaries to cross-market to existing customers using other services offered by Video's other subsidiaries provides Video with a competitive advantage over many competitors who lack the full complement of services provided by Video.

     Properties

     Video's corporate headquarters are located at 240 Pegasus Avenue, Northvale, New Jersey ("240 Pegasus") where VSC Corporation (one of Video subsidiaries which acts as a holding company of certain of Video's other subsidiaries) and Atlantic Satellite lease an aggregate of approximately 15,000 square feet plus outdoor antenna pads. Atlantic Satellite and VRI also lease approximately 13,000 and 7,000 square feet, respectively, at 183 Oak Tree Road in Tappan, New York ("183 Oak Tree"), which is adjacent to the 240 Pegasus property. Atlantic Satellite has subleased 10,000 square feet at 183 Oak Tree Road to the NHL. Atlantic Satellite's teleport facility is located at 240 Pegasus and 183 Oak Tree. In addition, VSC Corporation leases approximately 11,800 square feet at 235 Pegasus Avenue, Northvale, New Jersey ("235 Pegasus") for general and warehouse purposes. All of the foregoing properties are leased from partnerships of which Messrs. Siracusano and Ferolito are the sole partners. Such partnerships own 240 Pegasus and 183 Oak Tree, and lease 235 Pegasus from an unaffiliated third party. The partnerships' fee and leasehold interests in such properties will be contributed to entities which will be acquired by a wholly-owned subsidiary of Video prior to the Merger. See "THE MERGER -- Certain Covenants."

     Waterfront leases approximately 7,200 square feet in midtown Manhattan which houses Waterfront's Technical Operation Center and executive offices and approximately 2,600 square feet in downtown Manhattan which is used for Waterfront's remote switching hub. A portion of the midtown space is subleased by the Company for executive offices and for a secretarial station. AFA leases approximately 30,000 square feet at another facility located in Northvale, New Jersey, which facility serves as its executive offices and its engineering and fabrication facility. In addition, Video also owns 7.65 acres of vacant land in Northvale, New Jersey. See "THE MERGER -- Certain Covenants."

     Government Regulation

     The Communications Act of 1934, as amended by the Telecommunications Act of 1996 (the "Act"), prohibits the operation of satellite earth station facilities such as those operated by Atlantic Satellite, except under licenses issued by the FCC. Atlantic Satellite holds the following four (4) satellite earth station FCC licenses.

                               CALL SIGN                           LICENSE EXPIRATION DATE
        -------------------------------------------------------    -----------------------
        E960405................................................    September 6, 2006
        E910152................................................    March 22, 2001
        E881160................................................    February 17, 1999
        E4626..................................................    September 10, 2002

     The Act further prohibits the transfer of control of any station license without the prior approval of the FCC. Video has filed an application with the FCC for consent to the transfer of control of Video as a result of the Merger. Approval of such application is a condition to consummation of the Merger. See "THE MERGER -- Governmental and Regulatory Approvals."

     No FCC authorization is required for reception of transmission from domestic satellites to points within the United States. When applicable, Video relies on third party FCC licenses or authorizations when it transmits certain domestic satellite traffic through earth stations operated by such third parties.

     The FCC establishes technical standards for satellite transmission equipment which change from time to time, and it also requires coordination of earth stations with land-based microwave systems at certain frequencies to assure noninterference. Transmission equipment must also be installed and operated in a manner that avoids exposing humans to harmful levels of radio-frequency radiation. The placement of earth stations or other antennae is typically subject to regulation under local zoning ordinances. Video believes that Atlantic Satellite's equipment meets and is operated in material compliance with all applicable laws, regulations and industry standards.

     Waterfront holds two point-to-point microwave licenses from the FCC for the transmission of signals from a single point to temporary fixed locations within 25 miles of the license coordinates. There are two microwave licenses:

                               CALL SIGN                           LICENSE EXPIRATION DATE
        -------------------------------------------------------    -----------------------
        WNEI382................................................    June 23, 1999
        WMQ-537................................................    February 1, 2001

     Waterfront also has filed an application relating to these authorizations for the transfer of control in connection with the Merger. Approval of this application is also a condition to consummation of the Merger. See "THE
MERGER -- Governmental and Regulatory Approvals."

     In reviewing applications, the FCC considers whether the proposed transferee has the requisite legal, technical and other qualifications to operate the licensed facilities. In making its decision, the FCC has the authority to approve or deny a pending application, or to place conditions on its approval that it believes would best serve the public interest. Although Video has no reason to believe that the FCC will either deny or place conditions on the applications, there can be no assurance that FCC approval will be obtained.

     While the FCC generally renews satellite earth station and point-to-point microwave licenses on a routine basis, there can be no assurance that Atlantic Satellite's and Waterfront's licenses will be renewed at their expiration dates. Failure to obtain renewal of such licenses would have a material adverse effect on Video.

     Backlog

     At March 31, 1996 and March 31, 1997, Video had backlogs of approximately $3,591,000 and $8,526,000, respectively. All of such backlog is attributable to AFA's video production systems projects.

     Employees

     As of March 31, 1997, Video and its subsidiaries had a total of 129 employees. None of Video's employees is represented by a labor union or is subject to a collective bargaining agreement. Video has never experienced a work stoppage and believes that its employee relations are satisfactory.

     Legal Proceedings

     Video and its subsidiaries are involved in various claims and legal proceedings of a nature considered normal to its business. While it is not possible to predict or determine the outcome of these claims and proceedings, it is the opinion of Video's management that their outcomes will not have a material adverse effect on Video.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

     The following discussion and analysis is based upon Video's historical consolidated financial statements attached as Appendix C hereto and does not take into account the Spin-Off and Contribution transactions contemplated by the Merger Agreement and described elsewhere herein (See "THE MERGER -- Certain Covenants") or any other effects of the Merger. In addition, Video recently discontinued the operations of its Diversified Products segment. See Note 15 to Video's historical audited consolidated financial statements. The following discussion should be read in conjunction with Video's historical consolidated financial statements and the notes thereto attached as Appendix C hereto.

OVERVIEW

     Video's business is currently divided into two segments: (i) Satellite and Fiber Optic Transmission Services ("Transmission Services") and (ii) Systems and Products. The Transmission Services segment integrates and distributes broadcast quality video content via a satellite and fiber optic transmission network routed through its digital/analog switching center. The Systems and Products segment designs, engineers and produces advanced video facilities for the broadcast and cable television, post-production and professional markets and rents professional video equipment to the sports, entertainment and other segments of the broadcast and cable television and professional markets.

DISCONTINUED OPERATIONS

     On January 2, 1997, Video's management, which had the authority to approve the action, committed Video to a formal plan to discontinue the operations of its Diversified Products segment as a condition to the Merger (See Notes 15 and 20 to Video's historical audited consolidated financial statements). Losses from the operation of the Diversified Products segment amounted to $682 and $436, net of applicable income tax benefit of $474 and $291 for the periods ended March 31, 1996 and 1997, respectively. A provision for the disposal of these operations amounted to $1,029, net of applicable income tax benefit of $134, which has been recorded in Video's statement of operations for the nine-month period ended March 31, 1997 based upon management's best estimate of the future operating losses expected to be incurred prior to the planned disposal of the Diversified Products segment. In February 1997, Video Dub, Inc. (part of the Diversified Products segment) contributed the assets ($608) and liabilities ($170) of its New York City facility to a new company in exchange for a 30% equity interest ($438) in such new company. Video Dub, Inc. is included in the net assets of Video to be disposed and spun-off to its stockholders prior to the Merger. See "THE MERGER -- Certain Covenants -- Spin-Off Transaction." Management believes that this transaction will reduce the anticipated future operating losses from the Diversified Products segment. (See Note 6 to Video's historical unaudited condensed consolidated financial statements.)

RESULTS OF CONTINUING OPERATIONS

     Nine Months Ended March 31, 1997 compared to Nine Months Ended March 31,
1996

     Total revenues decreased 22.7% to $18,954 in 1997 from $24,508 in 1996. The decrease in total revenues was due to a decrease in revenues of the Systems and Products segment to $11,523 in 1997 from $17,580 in 1996, which was partially offset by an increase in revenues of the Transmission Services segment to $7,431 in 1997 from $6,928 in 1996. The decrease in revenues of the Systems and Products segment resulted primarily from a change in the structure of a significant contract pursuant to which Video now receives a commission on equipment purchased by the customer from third parties. Previously, Video had recorded revenues from the sale of such equipment as well as costs related to the purchase thereof. The increase in revenues of the Transmission Services segment was due primarily to an increase in the number of customers connected to Video's satellite and fiber optic network and the receipt of additional transmission revenues from existing customers, partially offset by a decrease in syndication revenues due to programming cancellations.

     Total cost of sales, services and rentals decreased to $11,135 in 1997 from $17,139 in 1996 primarily as a result of the change in the structure of the contract described above. Gross profit margins increased to 41.3% in 1997 from 30.1% in 1996 as a result of a change in the service mix which favored higher margin services. Gross profit margins of the Systems and Products segment increased to 34.0% in 1997 from 22.5% in 1996 due to a higher proportion of revenues contributed by the equipment rental division in 1997 as well as the effects of the significant contract pursuant to which Video now receives a commission as discussed above. Gross profit margins of the Transmission Services segment increased to 52.5% in 1997 from 49.2% in 1996 primarily as a result of increased revenues without a corresponding increase in costs. Since a high proportion of costs attributable to the Transmission Services segment are fixed, increases in revenues do not result in proportionate increases in costs.

     Selling, general and administrative expenses increased 7.6% to $4,710 in 1997 from $4,377 in 1996. Such expenses as a percentage of revenues increased to 24.8% in 1997 from 17.9% in 1996, primarily due to the initiation of a marketing study, preparation of sales brochures and the payment of increased sales commissions, combined with the reduction of revenues. Video believes that these additional costs will continue to be incurred.

     Operating income from continuing operations increased 6.3% to $1,830 in 1997 from $1,722 in 1996. This increase was due to increased gross profits in both the Systems and Products and Transmission Services segments, partially offset by the increased selling, general and administrative expenses.

     Depreciation and amortization expenses increased 0.7% to $1,279 in 1997 from $1,270 in 1996 due to the acquisition of additional equipment for expansion and replacement.

     Interest expense increased 12.2% to $406 in 1997 from $362 in 1996 as a result of increased borrowings under Video's credit facility.

     Other income increased to $550 in 1997 from $80 in 1996 as a result of the payment on a note receivable, previously fully reserved, relating to the 1993 sale of a radio station.

     Year Ended June 30, 1996 compared to Year Ended June 30, 1995

     Total revenues increased 53.0% to $29,740 in 1996 from $19,439 in 1995. The increase in total revenues was due primarily to the performance of the Systems and Products segment, the revenues of which increased 75.8% to $20,499 in 1996 from $11,660 in 1995. The growth in revenues of the Systems and Products segment resulted from increased demand for design and installation of video systems. Video believes that demand for the services provided by the Systems and Products segment should continue to increase as a result of (i) the emergence of digital television and its more advanced variant, high-definition television; (ii) the proliferation of alternative transmission/distribution methods such as direct-to-home satellite services, multipoint microwave systems and the internet; and (iii) the conversion of existing television facilities from analog to digital and from videotape-based to digital server-based technologies. Revenues of the Transmission Services segment increased 18.8% to $9,241 in 1996 from $7,779 in 1995 primarily as a result of an increase in the number of customers connected to Video's satellite and fiber optic network and additional revenues from existing customers. Video has recently negotiated contracts in respect of its Transmission Services segment that are expected to provide significant additional revenues and believes that demand for the services offered by this segment will continue to increase.

     Total cost of sales, services and rentals increased to $19,691 in 1996 from $11,994 in 1995. As a percentage of sales, cost of sales, services and rentals increased to 66.2% in 1996 from 61.7% in 1995 primarily as a result of the higher percentage of total revenues contributed by the Systems and Products segment which historically has produced lower gross margins than the Transmission Services segment. Cost of sales, services and rentals for the Systems and Products segments consists of salaries, equipment, materials and sub-rentals of equipment. Cost of services for the Transmission Services segment includes salaries, equipment maintenance and transponder rental expenses. Gross margins for the Transmission Services segment decreased to 49.8% in 1996 from 51.8% in 1995 primarily as a result of higher transponder rental costs. The higher transponder rental costs resulted from increased industry demand due to the failure of an existing third party satellite and several unsuccessful third party satellite launches. Gross margins of the Systems and Products segment decreased to 26.6% in 1996 from 29.3% in 1995 due to a higher ratio of large AFA contracts which produce lower gross margins than smaller contracts.

     Selling, general and administrative expenses increased 12.8% to $6,009 in 1996 from $5,326 in 1995. This increase was a direct result of the 53% increase in total revenues and the additional selling, general and administrative costs required to manage such growth. Selling, general and administrative expenses as a percentage of revenues decreased to 20.2% in 1996 from 27.4% in 1995. The decrease, as a percentage of revenues, was primarily attributable to the distribution of fixed costs over a higher revenue base in 1996.

     Operating income from continuing operations increased 387.1% to $2,387 in 1996 from $490 in 1995. Video attributes this growth to several factors, including growth in revenues from 1995 to 1996 and a decrease in the ratio of overhead and fixed costs to revenues, as a result of Video generally increasing its capacity utilization.

     Depreciation and amortization expenses increased to $1,653 in 1996 from $1,629 in 1995 as a result of additional purchases of equipment, primarily for use in the equipment rental division of the Systems and Products segment.

     Interest expense increased to $485 in 1996 from $465 in 1995 primarily as a result of an increase in the principal amount of aggregate indebtedness during the fourth quarter of 1996 in order to finance the purchase of additional equipment.

     The effective income tax rate applied against pre-tax income was 39.4% in 1996 and 0% in 1995. In both 1995 and 1996, Video decreased valuation allowances as a result of the use and planned realization of net operating loss carryforwards. As of June 30, 1996, approximately $709 of state net operating loss carryforwards have been fully reserved due to significant uncertainty about the ability of certain of Video's subsidiaries (principally dormant subsidiaries) to generate taxable income.

     Income before discontinued operations increased to $1,212 in 1996 from $223 in 1995 primarily as a result of the factors discussed above.

     Year Ended June 30, 1995 compared to Year Ended June 30, 1994

     Total revenues decreased 4.7% to $19,439 in 1995 from $20,391 in 1994. The decrease in total revenues was due to a decrease in the revenues contributed by the Systems and Products segment to $11,660 in 1995 from $15,155 in 1994. This decrease in revenues of the Systems and Products segment resulted primarily from the completion of a one-time contract with USA Networks in fiscal 1994. The decline in the revenues of the Systems and Products segment was partially offset by a 48.6% increase in revenues of the Transmission Services segment to $7,779 in 1995 from $5,236 in 1994, which increase was primarily due to an increase in the number of customers connected to Video's satellite and fiber optic network and additional revenues due to increased transmission volume from existing customers.

     Total cost of sales, services and rentals decreased to $11,994 in 1995 from $14,291 in 1994. As a percentage of sales, costs of sales, services and rentals decreased to 61.7% in 1995 from 70.1% in 1994 as a result of the lower percentage of total revenues contributed by the Systems and Products segment which historically has produced lower gross margins than the Transmission Services segment and higher capacity utilization in the Transmission Services segment. In the Systems and Products segment, gross margins increased to 25.0% in 1995 from 24.6% in 1994. In the Transmission Services segment, gross margins increased to 51.8% in 1995 from 45.3% in 1994.

     Selling, general and administrative expenses decreased 12.7% to $5,326 in 1995 from $6,099 in 1994. Selling, general and administrative expenses as a percentage of revenues decreased to 27.4% in 1995 from 29.9% in 1994. The decrease in selling, general and administrative expenses resulted from reductions in staff and facilities related to a corporate cost reduction initiative as well as a reduction in provisions for uncollectible accounts.

     Operating income from continuing operations increased $2,659 to $490 in 1995 as compared to a loss of $2,169 in 1994. This increase was due primarily to an increase in operating income of the Transmission Services segment of $1,637 and an increase in operating income of the Systems and Products segment of $497, combined with the reduction in corporate expenses (principally selling, general and administrative expenses) of $525, as previously described.

     Depreciation and amortization expenses decreased to $1,629 in 1995 from $2,170 in 1994 as a result of lower capital expenditures primarily in the equipment rental division of the Systems and Products segment.

     Interest expense decreased 80.7% to $465 in 1995 from $2,405 in 1994 primarily as a result of the use of proceeds from the sale of VSC Post and Audio Plus Video International Inc. in February 1994 (See Note 15 to Video's historical audited consolidated financial statements) to reduce the principal amount of Video's indebtedness.

     In both 1994 and 1995, Video decreased valuation allowances as a result of the use and planned realization of net operating loss carryforwards.

     Income before discontinued operations decreased to $223 in 1995 from $8,824 due to a non-recurring income tax benefit of $13,145 recorded in 1994 as the result of the use and planned realization of net operating loss carryforwards.

LIQUIDITY AND CAPITAL RESOURCES

     Historically, Video has met its liquidity needs and capital expenditures requirements with internally generated funds, borrowings under its bank line of credit, equipment financing and capital leases. Video's use of funds has been for capital expenditures and working capital needs, repayment of outstanding indebtedness and funding of advances to affiliates.

     As of March 31, 1997, Video's outstanding indebtedness was approximately $5,146, $1,759 of which was outstanding pursuant to a revolving credit facility with Summit Commercial/Gibraltar Corp. which provides for borrowings of up to $2,100 based on working capital levels at that time. The revolving credit facility is available to Video at any time until the expiration of the facility in June 1998, subject to the satisfaction of certain working capital requirements. Substantially all of Video's indebtedness (as well as the Company's) will be refinanced in connection with the Merger. See "THE
MERGER -- Refinancing."

     Cash Flow From Operating Activities. For the nine months ended March 31, 1997, net cash provided by operating activities was $2,234, primarily resulting from earnings before interest, taxes, depreciation and amortization ("EBITDA") of $3,659, which was partially offset by increases in working capital requirements. For the years ended June 30, 1996 and 1995, net cash provided by operating activities was $1,951 and $481, respectively, primarily resulting from EBITDA of $4,137 and $2,317, respectively, which were partially offset by increases in working capital requirements. For the year ended June 30, 1994, cash used in continuing operations was $1,933, resulting primarily from EBITDA of $254 which was offset by increases in working capital requirements.

     Cash Flow From Investing Activities. For the nine months ended March 31, 1997, Video used $1,939 for investing activities, consisting of $1,000 for the purchase of vacant land from an affiliate with the remainder utilized primarily for the purchase of new rental equipment which was offset by a $640 repayment of an advance to an affiliate. For the years ended June 30, 1996 and 1995, Video used $3,171 and $1,402, respectively, for investing activities, primarily related to the purchase of new rental equipment and for additional satellite transmission capacity and advances to affiliates. For the year ended June 30, 1994, investing activities generated proceeds of $18,595, resulting primarily from the sale of Video's international services group to the Company.

     Cash Flow From Financing Activities. For the nine months ended March 31, 1997, cash provided by financing activities, net of repayments of long-term indebtedness, was $859, consisting of $803 in increased borrowings under Video's line of credit, $1,475 of equipment financing and capital leases and a $600 mortgage secured by the vacant land referred to above. For the years ended June 30, 1996 and 1995, cash provided by financing activities, net of repayments of indebtedness was $445 and $869, respectively, which was provided by increased borrowings under Video's line of credit ($153 and $503 in 1996 and 1995, respectively, net of repayments) and equipment financing ($1,510 and $2,789 in 1996 and 1995, respectively). For the year ended June 30, 1994, net cash used in financing activities was $15,953, primarily relating to a cash payment of $10,000 to subordinated debt holders in partial satisfaction of $15,000 principal amount of indebtedness plus accrued interest of $8,321 and the sale of 377,125 shares of Common Stock which resulted in net proceeds of $3,858.

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed combined balance sheet as of March 31, 1997 presents the financial position of the combined company assuming the Merger and the related transactions, including the Spin-Off, Contribution and Refinancing transactions (see "THE MERGER -- Certain Covenants" and "-- Refinancing" for a description of such transactions), occurred as of March 31, 1997. Assumptions necessary to reflect these transactions and to restate historical combined balance sheets are presented in the "Pro Forma Adjustments" column, which are further described below and in the Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

     The following unaudited pro forma condensed combined statements of income for the year ended June 30, 1996 and the nine months ended March 31, 1997 present the results of operations of the combined company assuming the Merger and the related transactions, including the Spin-Off, Contribution and Refinancing transactions (see "THE MERGER -- Certain Covenants" and
"-- Refinancing" for a description of such transactions), occurred as of July 1, 1995. Assumptions necessary to reflect these transactions and to restate historical combined results of operations are presented in the "Pro Forma Adjustments" column, which are further described below and in the Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

     The Merger will be accounted for as a reverse acquisition for accounting and financial reporting purposes with Video being designated as the acquiror and the Company as the acquiree. As such, the net assets of the "Company After The Merger" will be recorded at fair value and Video's pre-Merger stockholders' equity will be retroactively restated for the equivalent number of shares of Common Stock to be received by its stockholders in the Merger, with differences between the par value of the Common Stock and the Video Common Stock recorded as an adjustment to the paid-in capital of the combined company.

     In the opinion of Video's and the Company's managements, all adjustments necessary to present fairly such pro forma condensed combined financial information have been made. The unaudited pro forma condensed combined financial information is not necessarily indicative of the actual results of operations that would have occurred had the Merger and the related transactions, including the Spin-Off and Contribution transactions, been consummated as of the dates indicated above or of operating results that may be obtained in the future. The unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes and the historical consolidated financial statements and notes thereto of the Company and of Video included elsewhere, or incorporated by reference, herein.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AS OF MARCH 31, 1997
                                 (IN THOUSANDS)

                                                                                                                   "Company After
                                                                                                  Pro Forma         The Merger"
                                                                      VIDEO(a)     IPL(a)        Adjustments         Pro Forma
                                                                      --------     -------       -----------       --------------
                               ASSETS
Current assets:
  Cash and cash equivalents.........................................  $ 1,674      $   522        $      11(b)        $  2,207
  Accounts receivable, net..........................................    5,315       11,199              (59)(c)         16,506
                                                                                                         51(b)
  Inventories.......................................................    2,013           --               --              2,013
  Costs and estimated earnings in excess of billings on uncompleted
    contracts.......................................................      386           --               --                386
  Prepaid expenses and other current assets.........................      432        1,770               65(b)           2,267
  Deferred taxes....................................................      569          402              238(d)           1,209
                                                                      -------      -------         --------            -------
Total current assets................................................   10,389       13,893              306             24,588
Fixed assets, net...................................................    6,053       27,982            3,263(b)          37,298
Excess of cost over fair value of net assets acquired, net..........       --       22,429           17,286(e)          17,286
                                                                                                    (22,429)(e)
Deferred income taxes...............................................       --        1,929                               1,929
Receivable from affiliates..........................................    1,083                        (1,083)(b)             --
Receivable from officers............................................      211           --             (211)(f)             --
Other assets........................................................    2,047        3,600             (205)(g)          5,362
                                                                                                        539(b)
                                                                                                       (619)(f)
Net assets to be disposed...........................................      647           --             (647)(f)             --
                                                                      -------      -------         --------            -------
Total assets........................................................  $20,430      $69,833        $  (3,800)          $ 86,463
                                                                      =======      =======         ========            =======

                LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued expenses.............................  $ 7,498      $ 6,007        $     595(i)        $ 14,131
                                                                                                        (59)(c)
                                                                                                         90(b)
  Billings in excess of costs and estimated earnings on uncompleted
    contracts.......................................................    2,754           --               --              2,754
  Notes payable.....................................................    1,759           --           (1,759)(m)             --
  Current portion of long-term debt.................................    1,254        4,008              257(b)           3,629
                                                                                                     (5,262)(m)
                                                                                                      3,372(h)(m)
  Taxes payable.....................................................      107          491               --                598
  Other current liabilities.........................................      608           --               34(b)             642
                                                                      -------      -------         --------            -------
Total current liabilities...........................................   13,980       10,506           (2,732)            21,754
Long-term debt......................................................    2,133       21,718            3,427(b)          34,427
                                                                                                    (23,851)(m)
                                                                                                     31,000(h)(m)
Subordinated debt...................................................       --        5,227               --              5,227
Deferred taxes payable..............................................    1,745           --              263(b)           2,008
Payable to affiliates...............................................       --           --              219(b)             219
Other liabilities...................................................      444        1,806               27(b)           2,277
                                                                      -------      -------         --------            -------
Total liabilities...................................................   18,302       39,257            8,353             65,912
                                                                      -------      -------         --------            -------
Stockholders' equity:
  Common stock......................................................      103           62              (62)(j)
                                                                                                         29(j)             132
  Paid-in capital...................................................      291       24,979          (24,979)(j)         21,633
                                                                                                        (29)(j)
                                                                                                     21,172(j)
                                                                                                        199(i)
  Retained earnings (deficit).......................................    1,734        5,535           (5,535)(j)         (1,214)
                                                                                                     (1,471)(b)
                                                                                                       (647)(f)
                                                                                                       (211)(f)
                                                                                                       (619)(f)
                                                                      -------      -------         --------            -------
Total stockholders' equity..........................................    2,128       30,576          (12,153)            20,551
                                                                      -------      -------         --------            -------
                                                                      $20,430      $69,833        $  (3,800)          $ 86,463
                                                                      =======      =======         ========            =======

                            See accompanying notes.

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                        FOR THE YEAR ENDED JUNE 30, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                            "Company
                                                                                           After The
                                                                                            Merger"
                                                                          Pro Forma       Consolidated
                                                VIDEO(a)     IPL(a)      Adjustments       Pro Forma
                                                --------     -------     -----------      ------------
Revenues:
  Sales.......................................  $ 18,258     $    --       $  (106)(k)      $ 18,152
  Services....................................     9,241      49,352          (237)(k)        58,356
  Rentals.....................................     2,241          --            (3)(k)         2,238
                                                 -------     -------       -------           -------
                                                  29,740      49,352          (346)           78,746
Cost:
  Cost of sales...............................    14,512          --           (85)(k)        14,427
  Cost of services............................     4,643      24,049          (237)(k)        28,455
  Cost of rentals.............................       536          --            (3)(k)           533
                                                 -------     -------       -------           -------
                                                  19,691      24,049          (325)           43,415
Depreciation expenses.........................     1,608       7,229            (7)(k)         9,001
                                                                               171(b)
                                                 -------     -------       -------           -------
Gross profit..................................     8,441      18,074          (185)           26,330
Selling, general and administrative
  expenses....................................     6,009      13,092          (574)(i)        17,878
                                                                               (84)(l)
                                                                               609(b)
                                                                            (1,174)(b)
Amortization of other assets..................        45       1,140           691(e)            932
                                                                                59(b)
                                                                            (1,003)(e)
                                                 -------     -------       -------           -------
Operating income from continuing operations...     2,387       3,842         1,291             7,520

Other (expense) income:
  Interest expense............................      (485)     (2,262)         (451)(b)        (3,008)
                                                                             2,747(m)
                                                                            (2,557)(m)
  Other.......................................        97          96            --               193
                                                 -------     -------       -------           -------
Income before income taxes and discontinued
  operations..................................     1,999       1,676         1,030             4,705
Income tax expense............................       787         862           287(d)          1,936
                                                 -------     -------       -------           -------
Income from continuing operations.............  $  1,212     $   814       $   743          $  2,769
                                                 =======     =======       =======           =======
Income from continuing operations per common
  share.......................................  $   0.17     $  0.13                        $   0.21
                                                 =======     =======                         =======
Number of shares used in calculating income
  from continuing operations per common
  share.......................................     7,223       6,227          (212)(g)        13,238
                                                 =======     =======                         =======

                            See accompanying notes.

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                    FOR THE NINE MONTHS ENDED MARCH 31, 1997
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                            "COMPANY
                                                                                           AFTER THE
                                                                                            MERGER"
                                                                          PRO FORMA       CONSOLIDATED
                                                VIDEO(A)     IPL(A)      ADJUSTMENTS       PRO FORMA
                                                --------     -------     -----------      ------------
Revenues:
  Sales.......................................  $  9,595     $    --       $  (417)(k)      $  9,178
  Services....................................     7,431      40,882          (205)(k)        48,108
  Rentals.....................................     1,928          --            (6)(k)         1,922
                                                 -------     -------       -------           -------
                                                  18,954      40,882          (628)           59,208
Cost:
  Cost of sales...............................     6,976          --          (334)(k)         6,642
  Cost of services............................     3,533      20,980          (205)(k)        24,308
  Cost of rentals.............................       626          --            (6)(k)           620
                                                 -------     -------       -------           -------
                                                  11,135      20,980          (545)           31,570
Depreciation expense..........................     1,267       5,405           (28)(k)         6,772
                                                                               128(b)
                                                 -------     -------       -------           -------
Gross profit..................................     6,552      14,497          (183)           20,866
Selling, general and administrative
  expenses....................................     4,710      10,185           (63)(l)        13,984
                                                                               434(b)
                                                                              (431)(i)
                                                                              (851)(b)
Amortization of other assets..................        12         892           518(e)            702
                                                                              (752)(e)
                                                                                32(b)
                                                 -------     -------       -------           -------
Operating income from continuing operations...     1,830       3,420           930             6,180

Other (expense) income:
  Interest expense............................      (406)     (1,688)         (269)(b)        (2,187)
                                                                             2,094(m)
                                                                            (1,918)(m)
  Other.......................................       550         (20)           --               530
                                                 -------     -------       -------           -------
Income before income taxes and discontinued
  operations..................................     1,974       1,712           837             4,523
Income tax expense............................       790         971           241(d)          2,002
                                                 -------     -------       -------           -------
Income from continuing operations.............  $  1,184     $   741       $   596          $  2,521
                                                 =======     =======       =======           =======
Income from continuing operations per common
  share.......................................  $   0.16     $  0.12                        $   0.19
                                                 =======     =======                         =======
Number of shares used in calculating income
  from continuing operations per common
  share.......................................     7,223       6,227          (212)(g)        13,238
                                                 =======     =======                         =======

                            See accompanying notes.

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                 (IN THOUSANDS)

(a) The pro forma information has been prepared using the historical consolidated financial statements of the Company (incorporated herein by reference) for the nine months ended April 30, 1997 and the year ended July 31, 1996, and the historical consolidated financial statements of Video (Appendix C hereto) for the year ended June 30, 1996 and the nine months ended March 31, 1997.

(b) The Merger Agreement requires the principal stockholders of Video to contribute by merger (the "Contribution") to Video the stock of two (2) Subchapter S corporations holding all of the general and limited partnership interests in MAL Partners ("MAL") and L.I.M.A. Partners ("LIMA"), which partnerships own real estate and equipment which is leased solely to Video and the Company. The Contribution, which represents a transfer between entities under common control, has been recorded at the lower of historical amortized cost or fair value.

      Balance Sheet -- The Subchapter S corporations, through their ownership of LIMA and MAL, have combined assets of $3,929, consisting of cash and cash equivalents ($11), net accounts receivable ($51), prepaid expenses and other current assets ($65), buildings, satellite equipment and land ($3,263), and other long-term assets ($539). The Subchapter S corporations' combined liabilities consist of amounts due Video ($1,083), accounts payable and accrued expenses ($90), mortgage obligations ($3,684) other current liabilities ($34) deferred taxes payable ($263), payable to affiliates ($219), other liabilities ($27) and stockholders' deficiencies of $1,471.

      Statement of Income -- The Company and Video recorded aggregate rent expense which was paid to the Subchapter S corporations of $1,174, and $851 for the year ended June 30, 1996 and the nine months ended March 31, 1997, respectively. Rent expense payable to the Subchapter S corporations will no longer be incurred as a result of the Contribution and the Merger and will instead be replaced by depreciation, interest and selling, general and administrative expenses incurred by the Subchapter S corporations. Depreciation expense of $171 and $128 for the year ended June 30, 1996 and the nine months ended March 31, 1997, respectively, has been recorded with respect to the real estate owned by the Subchapter S corporations. Amortization expense of $59 and $32 for the year ended June 30, 1996 and the nine months ended March 31, 1997, respectively, has been recorded with respect to the capital leases of the Subchapter S corporations. The Subchapter S corporations incurred interest expense and selling, general and administrative expenses of $451 and $609, and $269 and $434 for the year ended June 30, 1996 and the nine months ended March 31, 1997, respectively, which have also been recorded in the unaudited pro forma condensed combined financial statements.

(c)  To eliminate receivables and payables between Video and the Company.

(d)  To record the tax impact of pro forma adjustments.

(e) To record the excess of cost over the fair value of the net assets of the Company. The excess cost over the fair value of the acquired net assets will be amortized over 25 years.

     The purchase price and allocation of the purchase price is as follows:

    Consideration (6,227 shares of the Company's Common Stock at $3.40 per share based upon the fair market value of the Company's Common Stock over a five day period before and after Video and the Company announced the
    transaction and agreed on the purchase price).............................     $21,172
         Transaction costs....................................................       3,500
         Severance pay for terminated employees of the Company................         560
         Stock option component of severance package..........................         199
         Loss on sublease.....................................................          35
         Other................................................................         205
         Tax impact of purchase accounting adjustments........................        (238)
                                                                                   -------
         Purchase price.......................................................      25,433
         Net assets of the Company as of April 30, 1997.............  $(30,576)
         Excess of cost over fair value of net assets acquired of
           the
           Company as of April 30, 1997.............................    22,429
                                                                       -------
         Identifiable net tangible assets of the Company......................      (8,147)
                                                                                   -------
         Excess of cost over fair value of net assets acquired................     $17,286
                                                                                   =======

      The historical carrying value as of March 31, 1997 of identifiable tangible assets and liabilities of the Company are assumed to approximate fair value.

(f) In connection with the Merger, Video is required to spin-off certain operations and assets to its stockholders. On January 2, 1997, management of Video, who have the authority to approve the action, committed Video to a formal plan to discontinue the operations of its Diversified Products segment. The Diversified Products segment principally provides professional and industrial videotape duplication and blank videotape distribution. This entry records the spin-off to the stockholders of Video of the net assets of the Diversified Products segment and approximately $211 and $619 of receivables from officers and net cash value of officers' life insurance, respectively .

(g) The Merger Agreement requires the cancellation and reissuance of $205 of Common Stock (212 shares) held by Video upon the Merger.

(h) In connection with the Merger, Video and the Company will incur approximately $3,500 in transaction costs consisting primarily of legal, accounting, printing and investment banking fees which will be paid using proceeds from the refinancing. See Note (m) below.

(i) In connection with the Merger, the current chief executive officer of the Company (the "CEO") will no longer be employed by the new company (the "Company After The Merger"). The CEO will, however, become a non-employee director (i.e., the Vice Chairman) of the Company After The Merger. The CEO will receive, and the former chief financial officer of the Company ("CFO") has received, severance packages aggregating $551 (net present value) payable over the next 3 years. In addition, as part of the CEO's severance package, the Video stockholders will grant to the CEO, on a pro rata basis, options to purchase an aggregate of 75,000 of the shares of the Company After The Merger's Common Stock issued in the Merger at an exercise price of $0.75 per share. Such options will vest immediately. Such severance amounts have been recorded as purchase accounting adjustments. The CEO and CFO were paid compensation of $234 and $220 for the year ended June 30, 1996 and $176 and $165 for the nine-month period ended March 31, 1997, respectively. Video has committed to employ a new CFO for annual compensation of $175. Video has also reviewed current facilities utilized by Video and the Company and has determined the Company's facilities for which $75 and $56 of non-affiliated rent expense was incurred for the year ended June 30, 1996 and the nine months ended March 31, 1997, respectively, are duplicative. Video has also identified six duplicative administrative employees of the Company who will be terminated after the Merger. The identified personnel, who were paid $220 for the year ended June 30, 1996 and $165 for the nine months ended March 31, 1997, will receive severance benefits of two weeks pay based upon a Company severance plan. Video has committed itself to vacate the duplicative Company facility and terminate the identified Company personnel and has accordingly recorded a reserve for loss on sublease of $35 and a reserve for severance costs of $9 as of March 31, 1997.

(j) Pursuant to the Merger Agreement, Video will merge with the Company through the conversion and exchange of all of the shares of Video Common Stock for shares of the Company's Common Stock, thus making Video the acquiree and the Company the acquiror for legal purposes. However, because, pursuant to the Merger Agreement, the Video stockholders will, upon the consummation of the Merger, hold approximately 54.6% of the outstanding Common Stock, appoint a majority of the Board and supply a majority of key management personnel, the Merger will be accounted for as a "reverse acquisition." The Company will therefore be designated the acquiree and Video the acquiror for accounting purposes. As such, the net assets of the Company will be recorded at fair value and the pre-Merger financial statements of Video will become the historical financial statements of the Company After The Merger. In addition, pre-Merger stockholders' equity and earnings per share will be retroactively restated for the equivalent number of shares to be received by Video's stockholders in the Merger, with differences between the par value of the Company's and Video's common stock recorded as an adjustment to the paid-in capital of the Company After The Merger.

(k) To eliminate intercompany sales between Video and the Company and depreciation expense related to the profit on sales of equipment which are included as fixed assets of the Company.

(l) In connection with the Merger, one of the principal stockholders of Video will no longer be employed by the Company After The Merger. This stockholder received a salary of $72 from Video for the year ended June 30, 1996. He also received a salary of $72 from one of the Subchapter S corporations to be contributed to Video (see Note (b) above) in the year ended June 30, 1996 and the nine months ended March 31, 1997. This stockholder will be retained as a consultant by the Company After The Merger for one year at a monthly fee of $5.

(m) The Merger Agreement provides that substantially all of the Company's and Video's outstanding long-term indebtedness will be refinanced simultaneously with the closing of the Merger (other than $5,227 of the Company's subordinated debt which will remain outstanding). Such refinancing is a condition to the consummation of the Merger. The Pro Forma Condensed Combined Financial Statements assume that the refinancing will be consummated substantially in accordance with the terms set forth in a commitment letter received by Video (See "THE MERGER -- Refinancing") and, therefore, the following assumptions regarding the refinancing have been made (the "Refinancing Assumptions"): (i) the Company After The Merger will borrow $33,000 under a five year term loan and will draw down approximately $1,372 under a five year $17,000 revolving line of credit (collectively, the "Facility"); (ii) the Facility will bear interest at KeyBank's prime rate or LIBOR plus a number of basis points based upon the Company's leverage ratio (funded debt divided by EBITDA), which, based upon the pro forma financial information, the Company anticipates initially being LIBOR plus 1.75% (the Company will have the option to choose the applicable interest rate); (iii) principal payments of $1,000 per quarter in respect of the term loan portion of the Facility will be due beginning December 31, 1997 and such quarterly principal payments will increase to $1,250 per quarter on December 31, 1998 and then increase to $1,750 per quarter on December 31, 1999 and then further increase to $2,000 per quarter on September 30, 2001 with a balloon payment of $3,750 in respect of the term loan portion of the Facility due on September 30, 2002; (iv) the Facility will be secured by all of the assets of the Company After The Merger and its subsidiaries; and (v) no significant gain or loss will result from the refinancing. In addition to refinancing the $30,872 of Video and Company debt outstanding at March 31, 1997 (excluding $5,227 of the Company's subordinated debt which will remain outstanding), the funds borrowed will also be utilized to pay transaction costs ($3,500). The term loan has been classified as current ($2,000) and long-term ($31,000) based upon stated repayment terms. The Boards of Directors of the Company and Video have full discretion and authority to agree to such other terms and conditions in respect of the refinancing as they deem appropriate or necessary. Moreover, the Boards of Directors of the Company and Video have the authority to waive compliance with this refinancing condition. The calculation of pro forma interest expense on the new debt is as follows:

        Term Loan..........................................................  $33,000
        Draw-down on revolving line of credit..............................    1,372
                                                                             -------
        New principal indebtedness.........................................   34,372
        30 day LIBOR rate at March 31, 1997 (5.69%) plus 1.75%.............     7.44%
                                                                             -------
        Annual interest expense............................................  $ 2,557
                                                                             =======
        Fiscal 1996 annual interest expense refinanced.....................  $ 2,747
                                                                             =======
        Interest expense for the nine months ended March 31, 1997..........  $ 1,918
                                                                             =======
        Interest expense refinanced for the nine months ended March 31,
          1997.............................................................  $ 2,094
                                                                             =======

                     MARKET PRICE DATA AND DIVIDEND POLICY

     The Common Stock is included on The Nasdaq National Market under the symbol "POST". The Common Stock began trading on February 8, 1994 at the effective time of the Company's initial public offering. Prior to such time, there was no public market for the Common Stock. Following the Merger, it is anticipated that the Common Stock will trade on The Nasdaq National Market under the symbol "VSCX".

     The following table sets forth the high and low bid prices of the Common Stock on The Nasdaq National Market for the quarterly periods indicated.

                                                                             HIGH           LOW
                                                                             -----          ---
    1995 FISCAL YEAR
    First Quarter..........................................................  $  9 1/4       $7 3/4
    (August 1 to October 31, 1994)
    Second Quarter.........................................................     9            3 1/2
    (November 1 to January 31, 1995)
    Third Quarter..........................................................     7 5/8        5 1/4
    (February 1 to April 30, 1995)
    Fourth Quarter.........................................................     6 1/4        3 5/8
    (May 1 to July 31, 1995)
    1996 FISCAL YEAR
    First Quarter..........................................................     5            4
    (August 1 to October 31, 1995)
    Second Quarter.........................................................     4 1/4        3 1/8
    (November 1 to January 31, 1996)
    Third Quarter..........................................................     4 3/64       3
    (February 1 to April 30, 1996)
    Fourth Quarter.........................................................     4 1/8        3 3/4
    (May 1 to July 31, 1996)
    1997 FISCAL YEAR
    First Quarter..........................................................     4 1/8        3 5/8
    (August 1 to October 31, 1996)
    Second Quarter.........................................................     4 3/4        3 1/2
    (November 1 to January 31, 1997)
    Third Quarter..........................................................     4 1/8        3 3/8
    (February 1 to April 30, 1997)
    Fourth Quarter.........................................................     3 3/4        2 7/8
    (May 1 to July 14, 1997)

     On January 7, 1997, the last trading day prior to the public announcement of the execution of the letter of intent relating to the Merger, the closing sales price of the Common Stock as reported by The Nasdaq National Market was $4.625 per share. On April 10, 1997, the last trading day prior to the Increase Agreement (as hereinafter defined), the closing sales price of the Common Stock as reported by The Nasdaq National Market was $3.375 per share. On April 14, 1997, the last trading day prior to the Board's approval of the Merger Agreement, the closing sales price of the Common Stock as reported by The Nasdaq National Market was $3.375. On June 26, 1997, the last trading day prior to the execution of the Merger Agreement, the closing sales price of the Common Stock as reported by The Nasdaq National Market was $3.3125 per share.

     No cash dividends have ever been declared by the Company on the Common Stock. After the Merger, the Company intends to retain its earnings to finance the development and growth of its business. Accordingly, the Company does not anticipate that any dividends will be declared on the Common Stock for the foreseeable future. Future payment of cash dividends, if any, will depend on the Company's financial condition, results of operations, business conditions, capital requirements, restrictions contained in agreements, future prospects and other factors deemed relevant by the Board.

     Video is a privately-held corporation and no public trading market exists for the Video Common Stock. No cash dividends have ever been declared by Video on the Video Common Stock.

                           COMPARATIVE PER SHARE DATA

     The following table presents the Company's and Video's historical per share data and the unaudited combined pro forma per share data of the Company adjusted for the Merger and the Spin-Off, Contribution and Refinancing transactions (in accordance with the Refinancing Assumptions set forth in Note (m) to the Unaudited Pro Forma Condensed Combined Financial Statements) contemplated by the Merger Agreement and described elsewhere herein (See "THE MERGER -- Certain Covenants" and "--Refinancing"). The unaudited combined pro forma per share data is presented for comparative purposes only and is not necessarily indicative of what the actual financial position and results of operations would have been as of and for the periods indicated had the Merger been consummated nor does such data purport to represent results for future periods after consummation of the Merger. However, following the consummation of the Merger and the Spin-Off, Contribution and Refinancing transactions (in accordance with the Refinancing Assumptions set forth in Note (m) to the Unaudited Pro Forma Condensed Combined Financial Statements) contemplated by the Merger Agreement and described elsewhere herein, such unaudited combined pro forma per share data will pertain to the Company's stockholders in lieu of the corresponding historical per share data. The data set forth below should be read in conjunction with the Company's historical consolidated financial statements and the notes thereto which are incorporated herein by reference and the historical consolidated financial statements of Video and the notes thereto which are in Appendix C attached hereto. The data should also be read in conjunction with the information set forth in "UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS" included elsewhere herein.

                                                   HISTORICAL
                                            ------------------------     COMBINED         VIDEO PRO
                                            THE COMPANY     VIDEO(1)     PRO FORMA     FORMA EQUITY(2)
                                            -----------     --------     ---------     ---------------
Per share:
  Book value at March 31, 1997............     $4.91         $ 0.79        $1.55            $4.06
  Income from continuing operations:
     Fiscal 1996..........................     $0.13         $ 0.45        $0.21            $0.55
     Nine months fiscal 1997..............     $0.12         $ 0.44        $0.19            $0.50

---------------
(1) The historical Video data is based on its actual shares outstanding (2,678,162).

(2) Based on an exchange ratio of 2.618 shares of Common Stock for each share of Video common stock. Represents pro forma comparative value for each share of Video common stock.

                                  THE MEETING

PURPOSES OF THE MEETING

     At the Meeting, the Stockholders will consider and vote upon the Merger Agreement pursuant to which, among other things, (i) Video and the Company will merge, with the Company as the surviving corporation, and an aggregate of 7,011,349 shares of the Common Stock (plus an additional 212,096 shares of the Common Stock which will replace an equal number of shares of the Common Stock currently owned by Video which will be cancelled upon the Merger) will be issued to Video's stockholders in exchange for their shares of Video Common Stock and
(ii) at the effective time of the Merger, the Company's Certificate of Incorporation will be amended to change the name of the Company to "Video Services Corporation" and to increase the number of authorized shares of the Common Stock from 15,000,000 to 25,000,000 shares. At the Meeting, the Stockholders will also consider and vote upon the 1997 Plan. Stockholder approval of the 1997 Plan is a condition to the closing of the Merger. See "THE MERGER" and "THE 1997 PLAN." In accordance with the DGCL and the Company's By-laws, no other matter may properly come before the Meeting.

                THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR
                THE APPROVAL OF THE MERGER AGREEMENT AND FOR THE
                    APPROVAL AND ADOPTION OF THE 1997 PLAN.

RECORD DATE; VOTING RIGHTS; PROXIES

     The Board has fixed the close of business on July 14, 1997 as the Record Date for determining holders of Common Stock entitled to notice of, and to vote at, the Meeting.

     As of the Record Date, there were 6,226,958 shares of Common Stock issued and outstanding, each of which entitles the holder thereof to one (1) vote. All shares of Common Stock represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies, unless such proxies have been previously revoked. IF A PROPERLY EXECUTED PROXY HAS BEEN RECEIVED BY THE COMPANY AND NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF COMMON STOCK WILL BE VOTED IN FAVOR OF THE MERGER AGREEMENT AND THE ADOPTION OF THE 1997 PLAN.

     A Stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice thereof to the Secretary of the Company, by signing and returning a later dated proxy or by voting in person at the Meeting; however, mere attendance at the Meeting will not in and of itself have the effect of revoking the proxy. A proxy revocation may be submitted to the Secretary of the Company by facsimile transmission at (212) 986-1364. Stockholders whose shares are held in nominee name who wish to revoke their proxies should contact their brokers.

SOLICITATION OF PROXIES

     The Company will bear its own cost of solicitation of proxies. Brokerage firms, fiduciaries, nominees and others will be reimbursed for their out-of-pocket expenses in forwarding proxy materials to beneficial owners of shares of Common Stock held in their names. Proxies may also be solicited by directors, officers and regular employees of the Company, who will not be specifically compensated for such services, by means of personal calls to, or other telephonic or telegraphic communications with, Stockholders or their representatives.

QUORUM

     The presence, in person or by properly executed proxies, of holders of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting for the transaction of business at the Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

REQUIRED VOTE

     Approval of the Merger Agreement requires the affirmative vote of the holders of at least a majority of the issued and outstanding shares of Common Stock entitled to notice of, and to vote at, the Meeting. Approval of the Merger Agreement will constitute approval of all of the transactions contemplated as a part of the Merger, including the issuance to Video's stockholders of shares of Common Stock in exchange for their shares of Video Common Stock, the Name Change Amendment and the Share Amendment. Abstentions and broker non-votes will have the same effect as votes cast against the proposal to approve the Merger Agreement.

     Approval and adoption of the 1997 Plan require that votes cast in favor of the 1997 Plan exceed votes cast opposing the 1997 Plan. Abstentions will not be counted in determining the minimum number of votes required for approval and adoption of the 1997 Plan and will, therefore, not have the effect of affirmative or negative votes. Similarly, broker non-votes will not be counted as votes for or against approval and adoption.

     Only holders of Common Stock on the Record Date will be entitled to notice of, and to vote at, the Meeting. A vote by a Stockholder in favor of the Merger Agreement may prohibit such Stockholder from challenging the Merger at a later date.

     The directors, executive officers and certain affiliates of the Company have agreed to, or otherwise informed the Company that they intend to, vote their approximately 3,241,118 shares of Common Stock, representing approximately 52% of the shares of Common Stock outstanding as of the Record Date, in favor of the Merger Agreement, and the adoption of the 1997 Plan. The affirmative vote of these Stockholders will be sufficient to approve the Merger Agreement and to adopt the 1997 Plan. See "THE MERGER -- Beneficial Ownership of Common Stock" and "THE MERGER -- Voting Agreement." Approval of the Merger Agreement is required under applicable law and the rules and regulations of The Nasdaq National Market. Approval of the 1997 Plan is also required under the rules and regulations of The Nasdaq National Market. The Company's Certificate of Incorporation restricts stockholder action by written consent, and, accordingly, the Meeting is being called to afford the Stockholders an opportunity to consider and vote upon the Merger Agreement and the 1997 Plan. See "DESCRIPTION OF CAPITAL STOCK -- Anti-Takeover Effects of Provisions of the Certificate of Incorporation, Bylaws and Delaware Law."

     The stockholders of Video have previously unanimously approved the Merger Agreement.

     THE MATTERS TO BE CONSIDERED AT THE MEETING ARE OF GREAT IMPORTANCE TO THE STOCKHOLDERS OF THE COMPANY. ACCORDINGLY, STOCKHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED AND INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT, AND COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   THE MERGER

     This section of the Proxy Statement describes certain aspects of the Merger and the Merger Agreement. The following description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement which is attached as Appendix A to this Proxy Statement. Capitalized terms used in this section but not defined in this Proxy Statement have the meanings ascribed to them in the Merger Agreement. All Stockholders are urged to read the Merger Agreement in its entirety.

BACKGROUND OF THE MERGER

     The terms of the Merger are the result of arm's-length negotiations between representatives of the Company and Video. The following is a description of the events that led to the negotiations, the Merger Agreement and related transactions.

     The Company was formed in October 1993 by MTE Holdings, Inc. ("Holdings"), a corporation majority-owned by a trust having The Equitable Life Assurance Society of the United States and Equitable Deal Flow Fund, L.P. ("Equitable") as its sole beneficiaries, to own and operate the businesses of Manhattan/Transfer Edit Company ("MTE Co."), a general partnership owned 78% by Holdings and 22% by Video, and Audio Plus Video International, Inc. ("Audio Plus Video"), a wholly-owned subsidiary of Video. Immediately prior to, and in connection with, the consummation of the Company's initial public offering in February 1994 (the "Initial Public Offering"), Holdings and Video received an aggregate of 3,470,833 additional shares of Common Stock in exchange for their partnership interests in MTE Co. Thereafter, the Company contributed the assets and liabilities of MTE Co. to Manhattan/Transfer Edit, Inc., a newly-formed subsidiary of the Company. Immediately following consummation of the Initial Public Offering, the Company purchased (the "Acquisition") all of the outstanding capital stock of Audio Plus Video (as well as all of the outstanding capital stock of IPL Express Courier, Inc., a sister subsidiary that is managed by common personnel and serves as Audio Plus Video's in-house delivery service) from Video for an aggregate purchase price of $20,179,923 consisting of approximately $17,429,923 in cash from the proceeds of the Initial Public Offering and $2,750,000 in shares of Common Stock valued at the initial offering price of $11.00 per share (i.e., an aggregate of 250,000 shares). Video subsequently transferred to third parties all of its Common Stock, except for 212,096 shares which will be cancelled upon consummation of the Merger. See
"-- Conversion of Video Common Stock."

     In the fall of 1995, representatives of the Company and Video had various meetings and telephone conversations in order to explore the possibility of the acquisition by the Company of certain subsidiaries of Video which had not been acquired by the Company in connection with the Initial Public Offering. No letter of intent was ever executed by the parties and discussions relating to the proposed transaction were soon after terminated as a result of the Company's inability to obtain financing for the acquisition.

     In the fall of 1996, informal discussions ensued among Messrs. Louis H. Siracusano (a director of the Company and the Chairman, President and Chief Executive Officer and a director of Video), Terrence A. Elkes (the Chairman of the Board), Kenneth F. Gorman (a director of the Company), Martin Irwin (a director and the President and Chief Executive Officer of the Company) and James Neidhart, a representative of Equitable, with respect to a merger between the Company and Video. Over several weeks, Messrs. Siracusano, Elkes, Gorman, Irwin and Jeffrey J. Kaplan (a director and the then Executive Vice President and Chief Financial Officer of the Company), along with the Company's counsel (Shereff, Friedman, Hoffman & Goodman, LLP) and Video's counsel (Gordon Altman Butowsky Weitzen Shalov & Wein) and investment bankers (Alex. Brown & Sons Inc.), negotiated a letter of intent with respect to such merger.

     On the night of January 7, 1997, the day before the Company's Annual Meeting of Stockholders, the Company and Video signed a letter of intent with respect to a merger between the two companies in which all of the stockholders of Video would receive an aggregate of 6,761,349 shares of Common Stock in exchange for all of their shares in Video (which would represent over 50% of the outstanding shares of Common Stock after the Merger). The letter of intent had been primarily negotiated by Mr. Elkes, on behalf of the Company, and Mr. Siracusano, on behalf of Video and its stockholders. The letter of intent further provided that the

Company would issue approximately an additional 212,090 shares of Common Stock to Video's stockholders in the Merger to reflect the same number of shares of Common Stock owned by Video prior to the Merger that would be cancelled at the Effective Time. The letter of intent also provided for certain assets to be contributed to Video prior to the Merger and acknowledged that it was a reverse merger with Video to be considered as the acquiring entity for financial reporting purposes. The letter of intent further provided that the proposed merger was subject to, among other things, negotiation of a definitive merger agreement and completion of a satisfactory due diligence investigation by each party. The letter of intent provided for a 90-day exclusivity period for negotiating the merger agreement, subject to the fiduciary duties of the Boards of Directors of the Company and Video.

     A joint press release announcing the execution of the letter of intent was issued on the morning of January 8, 1997 prior to the start of the Company's Annual Meeting of Stockholders. Mr. Irwin briefly discussed the proposed merger in his remarks to the stockholders at the Annual Meeting. The annual meeting of the Board was held immediately following the conclusion of the Annual Meeting of Stockholders at which time the Board discussed the terms of the proposed merger and formed the Special Committee comprised of three (3) independent directors, Messrs. Terrence A. Elkes, Kenneth F. Gorman and Robert H. Alter, for the purpose of evaluating and negotiating the terms of the Merger on behalf of the Company and supervising the Company's due diligence investigation of Video. The Special Committee had been established in light of the conflicts of interest of Messrs. Barnathan and Siracusano, both of whom are directors of both the Company and Video.

     On January 15, 1997, the members of the Special Committee, as well as Messrs. Irwin and Kaplan, met with the Company's counsel and accountants (Arthur Andersen LLP) to discuss the timetable for the Merger and due diligence issues.

     On January 18, 1997, the first draft of the Merger Agreement was circulated by Video's counsel to the members of the working group, which group included the executive officers of the Company and Video, the members of the Special Committee, the Company's counsel and accountants and Video's counsel, accountants (Ernst & Young LLP) and investment bankers. During the week of January 20, 1997, the Special Committee began interviewing investment banking firms in connection with the fairness opinion required by the letter of intent, as well as the Merger Agreement (See "-- Conditions to Consummation of the Merger") and real estate appraisers in connection with appraising the real property to be transferred to the Company by Video as a result of the Merger. The members of the Special Committee also met with the Company's counsel to discuss the first draft of the Merger Agreement.

     A revised draft of the Merger Agreement was circulated on January 24, 1997 by counsel to the Company to the members of the working group reflecting the Company's and its counsel's comments to the first draft circulated by Video's counsel. During the week of January 27, 1997, counsel to the Company and Video telephonically discussed certain significant issues relating to the Merger Agreement and a meeting was held at the offices of the Company's counsel to discuss the Merger Agreement. Participants at such meeting included Mr. Kaplan, Mr. Edward Shendell (the Secretary and General Counsel to Video), counsel to the Company, counsel to Video and Video's investment bankers. The issues discussed at such meeting primarily related to the indemnification provisions in the draft merger agreement. Negotiations relating to such issues continued through the weekend. Each party conferred with counsel and another draft of the Merger Agreement was circulated by counsel to Video on February 8, 1997 to the members of the working group reflecting the outcome of such negotiations and certain other legal points discussed between counsel to the Company and counsel to Video during the preceding week.

     After careful analysis and a meeting and numerous telephonic conversations with Montgomery Securities, as well as after a meeting with another investment banking firm and discussions with a third investment banking firm, on February 13, 1997, the Special Committee retained Montgomery Securities to render a fairness opinion with respect to the consideration to be paid in the Merger. See "-- Fairness Opinion."

     Concurrently with negotiating the Merger Agreement, each of the Company and Video was conducting a due diligence review of the other, and counsel to the Company and Video were also drafting this Proxy Statement and preparing the schedules and exhibits to the Merger Agreement.

     During the week of February 17, 1997, counsel to the Company and counsel to Video met to discuss the comments of counsel to the Company to the February 8, 1997 draft of the Merger Agreement. In addition, during the week of February 17, 1997, a draft of the Voting Agreement among the Company, Video, Equitable and Messrs. Elkes, Siracusano, Ferolito and Buck was distributed by counsel to the Company to the members of the working group for their review. This Voting Agreement, which was signed concurrently with the signing of the Merger Agreement, contains the agreement of each of Video, Equitable and Messrs. Elkes, Siracusano, Ferolito and Buck to vote all of the shares of Common Stock beneficially owned by such entity/person (an aggregate of 3,106,201 shares of Common Stock, representing approximately 50% of the outstanding Common Stock) in favor of the Merger Agreement and the 1997 Plan. The Voting Agreement terminates on October 15, 1997, or upon the earlier termination of the Merger Agreement in accordance with its terms. The Voting Agreement does not bind any party thereto after the Merger. The form of the Voting Agreement, as executed, is included in Appendix A to this Proxy Statement. See "THE MEETING -- Record Date; Voting Rights; Proxies," "-- Beneficial Ownership of Common Stock" and "-- Voting Agreement."

     Another draft of the Merger Agreement was circulated by counsel to Video on March 4, 1997 to the members of the working group, as well as a draft of the Losses Escrow Agreement relating to the establishment of an escrow account in connection with the indemnification obligations of Video's stockholders under the Merger Agreement. The form of such Losses Escrow Agreement is included in Appendix A to this Proxy Statement.

     Other ancillary documents to the Merger Agreement were circulated to the working group members by counsel to Video and counsel to the Company during the week of March 17, 1997.

     Counsel to Video and counsel to the Company met during the week of March 31, 1997 to discuss the March 4th draft of the Merger Agreement.

     On March 12, 1997, the Board approved the payment of $15,000 to each member of the Special Committee for their service on such committee.

     On April 4, 1997, the members of the Special Committee met with representatives of Montgomery Securities to discuss the progress of the preparation of the fairness opinion.

     On April 13, 1997, Messrs. Elkes (on behalf of the Special Committee) and Siracusano (on behalf of Video and its stockholders) met to discuss the Merger. At such meeting, among other things, it was agreed (the "Increase Agreement"), subject to the approval of the Special Committee and the Board, that the Company would issue an additional 250,000 shares of Common Stock to Video's stockholders in the Merger, and certain other changes to the Merger Agreement were also agreed to at this meeting, subject to the approval of the Special Committee and the Board. These other changes included an agreement to establish the 1997 Plan (subject to Stockholder approval) and the deletion of the post-closing covenant required by the letter of intent that prohibited the Company from issuing options to purchase Common Stock to former employees of Video after the Merger unless Video's stockholders have granted options to purchase at least 374,434 shares of Common Stock to such persons. The increase in the merger consideration had been requested by Mr. Siracusano (on behalf of Video and on behalf of himself and the other two stockholders of Video) in light of the Company's financial results for the second quarter of fiscal 1997 reflected in the Company's Form 10-Q for the quarter ended January 31, 1997 (filed on March 13,
1997) and was agreed to by Mr. Elkes (subject to the approval of the Special Committee and the Board) due to these financial results and a more favorable valuation of Video as a result thereof, as well as the Company's due diligence investigation of Video. As a result of scheduling problems, Messrs. Elkes and Siracusano had been unable to meet prior to such date to discuss the progress of the Merger.

     At a meeting of the Special Committee on April 15, 1997, after discussion and careful analysis, including a careful review of the opinion presented by Montgomery Securities to the Special Committee as to the fairness, from a financial point of view, to the Company of the consideration to be paid by the Company pursuant to the Merger (which opinion has been updated as of the date of this Proxy Statement and is included in Appendix B hereto), the Special Committee determined that the Merger is fair to, and in the best interests of, the Company and its stockholders (other than Video and its stockholders) and unanimously approved the Merger Agreement. The Merger Agreement was subsequently unanimously approved by the Board at a meeting held later that same day (with Messrs. Siracusano and Barnathan, both of whom are directors of Video, abstaining) based upon the same determination. At such meeting, Montgomery Securities delivered to the Board its opinion as to the fairness, from a financial point of view, to the Company of the consideration to be paid by the Company pursuant to the Merger (which opinion has been updated as of the date of this Proxy Statement and is included in Appendix B hereto).

     During the week of April 14, 1997, counsel for the Company and counsel for Video met to discuss the April 11th draft of the Merger Agreement and other ancillary documents, and revised drafts of such documents were circulated to the members of the working group after such meeting.

     Video's Board of Directors and stockholders approved the Merger on May 14, 1997.

     Revised drafts of the Merger Agreement, as well as revised drafts of the Losses Escrow Agreement and other ancillary documents to the Merger Agreement, were circulated by counsel to Video to the members of the working group on April 18, May 9, May 19, May 22, June 2, June 10, June 11, June 16, June 18, June 20 and June 26, 1997 in response to various minor comments made by counsel to the Company.

     The Merger Agreement was executed by the Company, Video and Video's stockholders on June 27, 1997. The Voting Agreement was also executed on such date by the parties thereto.

REASONS FOR THE MERGER; RECOMMENDATION OF THE BOARD

     The Board has unanimously determined (with Messrs. Siracusano and Barnathan, both of whom are directors of Video, abstaining) that the terms of the Merger, which were established through arm's-length negotiations with Video, are fair to, and in the best interests of, the Company and the Stockholders. In view of certain conflicts of interests, the Board had established the Special Committee to evaluate and negotiate the Merger on behalf of the Company and, in addition, had retained Montgomery Securities to provide a fairness opinion to the Board with respect to the consideration to be paid in the Merger. The Board believes that the Merger presents a strategic opportunity to the Company to form one of the largest and most diversified independent providers of distribution, creative and technical services to the video services market. The material reasons that the Board approved, and is recommending that the Stockholders approve, the Merger Agreement are as follows (there can be no assurance, however, that any of the following anticipated benefits will be fully realized, if at all):

     - Improved Competitive Position

       The Board believes that the Merger will create a stronger company with greater resources and a broader range of products and services to offer the Company's and Video's respective current and potential customers. The addition of Mr. Siracusano and certain members of his management team is expected to strengthen the current management team of the Company due to their success in operating Video's business and their familiarity with certain customers and operations of the Company. See "-- Management of the Company after the Merger." The Board further believes that the Company's ability after the Merger to provide an expanded level and range of services will result in a broader and higher level of contact with its customers and therefore provide an opportunity to increase revenues through cross-selling opportunities.

     - Comprehensive Outsourcing Approach

       The Company and Video currently provide complementary creative, distribution and technical services to separate customer bases that have traditionally outsourced such services. The Board believes that those customers will continue to outsource such services and that the additional services which can be offered by the Company after the Merger to the Company's and Video's respective customer bases will provide a competitive advantage over those companies that lack this comprehensive outsourcing solution. The Board believes this outsourcing approach will provide customers with several benefits, including (i) more control over necessary but non-core operations by using a single vendor; (ii) lower capital investment and operating costs than in-house alternatives; (iii) access to a full range of current technology without the necessity of continuously upgrading equipment;
       (iv) access to technical, administrative and managerial resources for non-core activities without having to develop them in-house; and (v) access to a diverse group of broadly experienced technical personnel.

     - Improved Financial Position

       The Board believes that Video is a company with more predictable revenues than the Company as a result of its long-term contractual relationships with several of its major customers. Accordingly, over the long term, the Board believes that the Merger will add stability and predictability to the Company's earnings and cash flow. After giving effect to the Merger, the Company would have had pro forma fiscal year 1996 revenues from continuing operations of approximately $78.7 million and pro forma 1996 fiscal year net income from continuing operations of approximately $2.8 million. See "UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS."

     - Cost Reduction Opportunities

       Because of the resulting increase in the Company's size and the elimination of certain duplicative functions after the Merger, the Board believes that the Company will be able to recognize certain cost-saving reductions as a result of the Merger. These anticipated cost-saving reductions include reductions in costs due to the proposed elimination of certain duplicative facilities of the Company after the Merger (for which the Company paid $75,000 in rent for fiscal 1996) and termination of certain identified duplicative administrative personnel of the Company after the Merger (who received in the aggregate $220,000 from the Company in fiscal 1996). See Note (i) to Notes to Unaudited Pro Forma Condensed Combined Financial Statements. In addition, the Company is expected to benefit from reduced financing costs and improved purchasing costs (although no analyses were performed in order to quantify these expectations).

     - Improved Liquidity and Debt Service Capacity

       As of April 30, 1997, the Company had outstanding indebtedness of approximately $31.0 million (excluding approximately $1 million in outstanding letters of credit) and the right to borrow approximately an additional $400,000 under its existing credit facilities. Interest coverage (earnings before interest, taxes, depreciation and amortization divided by gross interest expense) for the fiscal year ended July 31, 1996 and the nine-month period ended April 30, 1997 was 5.4x and 5.7x, respectively. Video's long-term indebtedness consists of approximately $458,000 principal amount of secured notes payable to equipment manufacturers at annual interest rates ranging from 9.9% to 12.25%, approximately $3.2 million principal amount of secured notes payable to credit institutions at annual interest rates ranging from 10.0% to 13.0% and approximately $92,000 of debt pursuant to capital leases. Video has a $2.1 million short-term line of credit ($1,759,000 outstanding at March 31, 1997) which is collateralized by accounts receivable and certain machinery and equipment and bears interest at prime plus 1.75%. The Merger Agreement provides that substantially all of the Company's and Video's outstanding long-term indebtedness will be refinanced simultaneously with the closing of the Merger (other than $5,227,000 accreted amount of the Company's subordinated debt which will remain outstanding). Such refinancing is a condition to the consummation of the Merger. Video has received a commitment letter from KeyBank in connection with such refinancing and, based upon the terms and conditions contained in such letter, the Company and Video believe that a refinancing will increase the Company's borrowing capacity and result in less restrictive financial covenants and more favorable interest rates than those applicable to the Company's and Video's existing credit facilities. In addition, as a result of the Merger, the Company's interest coverage ratio will increase and its leverage ratio (funded debt to EBITDA) will decrease. There can be no assurance, however, that the refinancing will be consummated on these terms. The Boards of the Directors of the Company and Video have full discretion and authority to agree to such other terms and conditions in respect of the refinancing as they deem appropriate or necessary. Moreover, the Boards of Directors of the Company and Video have the authority to waive compliance with this refinancing condition. See "-- Refinancing."

     The Board also reviewed the proposed terms and conditions of the Merger and considered the opinion rendered by Montgomery Securities to the Special Committee and the Board that, as of the date of such opinion, the consideration to be paid in the Merger was fair to the Company from a financial point of view. The Board also considered, among other things, (i) information concerning the respective businesses, prospects, financial performance and operations of the Company and Video, (ii) an analysis of the value that Video might contribute to the Company, including pro forma historical and projected revenue and earnings contributions, (iii) the current financial market conditions and historical market prices, volatility and trading information with respect to the Common Stock and (iv) the consideration to be received by Video's stockholders in the Merger and the relationship between the market value of the Common Stock to be issued to them and Video's projected earnings and other measures. The Board believes that all of the factors listed above, as well as the opinion of Montgomery Securities, support both the fairness of the Merger to the Company and the Stockholders and that the Merger is in the best interests of the Company and the Stockholders and, accordingly, support its recommendation that the Stockholders should approve the Merger Agreement. The Board further noted that after the issuance of the January 8, 1997 press release announcing the execution of the letter of intent, no other prospective bidders or strategic partners had expressed an interest in a merger or other similar transaction with the Company. Prior to the issuance of the January 8, 1997 press release, the Company had been approached on an informal basis by a prospective strategic partner, however, no serious discussions with this party ever ensued. Based upon the foregoing, as well as based upon the financial condition of the Company and the market price of the Common Stock, no alternative to the Merger was deemed to exist by the Board prior to their approval of the Merger.

     The Board also considered a variety of potentially negative factors in its deliberations concerning the Merger, including (i) the risk that some, if not all, of the potential benefits of the Merger will not be fully realized, if at all, (ii) the risks associated with integrating the businesses and operations of the Company and Video, (iii) the possibility that the Merger would not be consummated, (iv) increased capital expenditure requirements of the Company as a result of the Merger on an aggregate basis as compared to capital expenditures requirements of the Company by itself (however, based upon the combined company's pro forma historical financial information, no percentage increase is expected). See "THE MERGER PARTIES -- Video Services Corporation -- Management's Discussion and Analysis of Financial Condition and Results of Operations," and
(v) the other risks described below under "-- Certain Factors."

     In view of the wide variety of factors considered in connection with its evaluation of the Merger, the Board did not find it practical to, and did not, quantify or otherwise attempt to assign relative weight to the specific factors considered in reaching its determination. However, the Board concluded that the positive factors outweighed the negative factors cited.

CERTAIN FACTORS

     In addition to the other information in this Proxy Statement, the following factors should be considered carefully before voting on the matter described herein.

     Determination Of Merger Consideration. There is no public market for the Video Common Stock. The merger consideration of an aggregate of 7,011,349 shares of Common Stock for all of the Video Common Stock (plus an additional 212,096 shares of the Common Stock which will replace an equal number of shares of the Common Stock currently owned by Video which will be cancelled upon the Merger) has been determined by negotiations between the Special Committee and Video's stockholders and may not be indicative of the value of Video. See "-- Reasons for the Merger; Recommendation of the Board."

     Control. Immediately after the Merger, the stockholders of Video will own in the aggregate approximately 54.6% of the then outstanding Common Stock (based on the number of shares of Common Stock outstanding as of the Record Date) and will be in a position to control the Company through the election of its Board of Directors. Four (4) of the members of the Board immediately after the Merger have been designated by Video. See "-- Management of the Company after the Merger" and "-- Beneficial Ownership of Common Stock."

     Uncertainty Regarding Integration Of Operations. Achieving the anticipated benefits of the Merger will depend in part upon whether the integration of the two companies' businesses is accomplished in an efficient and effective manner, and there can be no assurance that this will occur. There can be no assurance that such integration will be accomplished smoothly or successfully. The integration of certain operations following the Merger will require the dedication of management resources which may temporarily distract attention from the day-to-day business of the combined company. The inability of management to integrate the operations of the two companies successfully could have a material adverse effect on the Company.

     According to analyses performed by Montgomery Securities in connection with its opinion to the Board, dated as of April 15, 1997, as to the fairness to the Company of the consideration to be paid by the Company in the Merger from a financial point of view, without assuming certain anticipated non-pro forma cost-saving reductions, Video and the Company, respectively, would each contribute approximately 35.0% and 65.0% of the combined company's estimated fiscal year 1998 revenues, 29.5% and 70.5% of the combined company's estimated fiscal year 1998 gross profit, 32.4% and 67.6% of the combined company's estimated fiscal year 1998 earnings before interest, taxes, depreciation and amortization ("EBITDA") and 41.7% and 59.8% of the combined company's estimated fiscal year 1998 earnings before interest and taxes ("EBIT"). See "-- Fairness Opinion." However, the realization of certain synergies noted by management of the Company and Video were taken into account by the Board in connection with its approval of the Merger including the issuance to Video's stockholders of shares of Common Stock representing in the aggregate approximately 54.6% of the then outstanding Common Stock (based on the number of shares of Common Stock outstanding as of the Record Date). These anticipated synergies not only included quantifiable pro forma cost-saving reductions due to the elimination of certain duplicative fees and expenses but also non-quantifiable benefits including the addition of Video's management team. See "-- Reasons for the Merger; Recommendation of the Board."

     Transaction Charges. The Company and Video expect to incur in the aggregate approximately $3.5 million in respect of transaction fees and costs incident to the Merger. Such fees and costs include investment banking, legal, accounting, financial printing and other related charges. See "-- Fairness Opinion" and "-- Compensation of Financial Advisor to Video." These amounts are preliminary estimates and are therefore subject to change. Additional and unanticipated expenses may be incurred relating to the integration of the businesses of the Company and Video, including the integration of administrative functions.

     Leverage and Fixed Charges after the Merger. As of April 30, 1997, the Company had outstanding debt of approximately $31.0 million and a long-term debt to EBITDA ratio of 3.2 to 1. Further, the Company had annual fixed charges (consisting of interest, excluding interest income, whether expensed or capitalized) of approximately $2.2 million for the twelve-month period ended April 30, 1997. See the Company's historical consolidated financial statements and the notes thereto and other financial information regarding the Company appearing in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1996 and the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended October 31, 1996, January 31, 1997 and April 30, 1997, which are incorporated herein by reference. See "INCORPORATION OF CERTAIN INFORMATION BY REFERENCE." As of March 31, 1997, on a pro forma basis after giving effect to the Merger and the Spin-Off, Contribution and Refinancing transactions (in accordance with the Refinancing Assumptions set forth in Note (m) to the Unaudited Pro Forma Condensed Combined Financial Statements) contemplated by the Merger Agreement and described elsewhere herein (See "THE MERGER -- Certain Covenants"), the Company would have had outstanding debt of approximately $43.3 million and a long-term debt to EBITDA ratio of 3.1 to 1. On a pro forma basis, the Company would have had annual fixed charges of approximately $3.0 million for the twelve-month period ended March 31, 1997. See "UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS." The Company's level of indebtedness will continue to have important consequences after the Merger, including without limitation, the following: (i) interest expense and principal repayment resulting in annual fixed charges and repayment obligations in the future; (ii) limitations on the Company's ability to obtain additional financing, make capital expenditures and acquisitions and take advantage of other significant business opportunities that may arise; and (iii) vulnerability to adverse general economic and industry conditions.

     The ability of the Company to make interest and principal payments on its debt following the Merger will depend on its ability to generate sufficient cash flow from operations. Future operating results are subject to business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company. There can be no assurance that the Company will be able to generate the cash flow necessary to permit the Company to meet its debt service obligations. If the Company is unable to generate sufficient cash flow from operations in the future, it may be required to further refinance all or a portion of its existing debt or to obtain additional financing. There can be no assurance that any such refinancing would be possible or that any additional financing could be obtained on terms that are favorable or acceptable to the Company. Any inability of the Company to service its indebtedness would have a significant adverse effect on the Company and the market value and marketability of Common Stock.

     Conflicts of Interest. In considering the recommendation of the Board with respect to the Merger Agreement and the transactions contemplated thereby, the Stockholders should be aware that certain members of the Company's management and Board have certain interests in the Merger that are in addition to the interests of the Stockholders generally. Among other things, the Company has agreed to enter into employment agreements with Messrs. Louis H. Siracusano, Video's Chairman, President and Chief Executive Officer, and Donald H. Buck, Video's Senior Vice President, to serve as the President and Chief Executive Officer of the Company and as the Vice President of the Company, respectively, following the Merger. (Copies of such employment agreements are included in Appendix A hereto.) Further, pursuant to the Company's employment agreements with certain of its executive officers, these executive officers will be entitled to certain severance payments as a result of the Merger. In addition, consummation of the Merger will result in the immediate vesting of options outstanding under the Company's long-term incentive plan. See "-- Interests of Certain Persons in the Merger."

     Sale of Shares. As a condition to the consummation of the Merger, the Company has agreed to register the resale by Video's stockholders of the shares of Common Stock to be issued to them in the Merger (as well as the sale by Equitable of its 2,562,105 shares of Common Stock) and has agreed to grant certain other registration rights to Video's stockholders with respect to such shares. See "-- Resale Restrictions" and "-- Registration Rights." Moreover, the Company has already filed a shelf registration statement on Form S-3 covering an aggregate of 593,535 shares of Common Stock (which number includes shares of Common Stock issuable upon the exercise of certain stock options) beneficially owned by certain persons and entities (including the shares of Common Stock beneficially owned by Video which will be cancelled at the Effective Time). The sale of a significant number of these shares, or the perception by investors, investment professionals and securities analysts of the possibility of such sales, could have an adverse impact on the price of the Common Stock or otherwise on the trading market for the Common Stock. See "-- Volatility of Stock Price."

     Dependence on Key Personnel. The Company's post-Merger success depends in large part on the continued service of its executive officers, its key creative artists and skilled technicians, and other key personnel. The Company has employment agreements containing non-compete provisions with all of its current key executive officers (See "-- Executive Compensation") and intends to enter into employment agreements containing non-compete provisions with Messrs. Siracusano and Buck following the Merger (See "-- Interests of Certain Persons in the Merger"; copies of such employment agreements are included in Appendix A hereto) and any additional executive officers employed following the Merger. However, the Company does not have any employment agreements and/or any covenants not to compete with most of its key artists and technicians. A significant percentage of the Company's and Video's revenues can be attributed to services requiring highly compensated creative technicians. Competition for highly qualified employees is intense and the process of retaining key technical, creative and management personnel with the requisite combination of skills and attributes is often lengthy. There can be no assurance that the Company will continue to attract, motivate and retain key personnel after the Merger. Failure by the Company to retain and attract qualified key personnel could have a material adverse effect on the Company.

     Dependence on Entertainment Industry. The Company's and Video's businesses are dependent on the success of the television programming and advertising industries, which success in turn is highly dependent upon a number of factors, including the quality of content produced, the availability of alternative forms of entertainment and leisure activities, general economic conditions and international demand for content originated in the United States. The businesses of the Company and Video also are subject to downturns in the television, programming and advertising industries.

     Dependence on Key Customers. A significant portion of Video's revenues is derived from a small number of customers. Except for Court TV, Fox News, the NHL and PanAm Sat, none of these customers has a contractual relationship with Video obligating them to purchase any specified level of services from Video for more than one (1) year. Accordingly, there can be no assurance that revenues generated from these customers, individually or in the aggregate, will reach or exceed historical levels in any future period. Any substantial decrease in services provided to one (1) or more of these customers by the Company after the Merger would have a material adverse effect on the Company. See "THE MERGER PARTIES -- Video Services Corporation."

     Dependence on Transponder Availability. The success of Atlantic Satellite's business depends in part upon the price and availability of satellite transponders. A shortage of transponders can be caused by several factors, including the malfunctioning or expiration of the useful lives of existing satellites or the unsuccessful launch of additional or replacement satellites, all of which are beyond the control of Atlantic Satellite or its customers. A shortage of satellite transponders would be likely to increase the price of available transponders which would have an adverse impact upon Atlantic Satellite's, and thus Video's, ability to operate profitably.

     Dilution. The Merger will result in a decrease in the percentage ownership positions of the Stockholders in the Company. An aggregate of 7,011,349 shares of Common Stock will be issued to Video's stockholders in the Merger (plus an additional 212,096 shares of the Common Stock which will replace an equal number of shares of the Common Stock currently owned by Video which will be cancelled upon the Merger) which will represent approximately 54.6% of the shares of Common Stock to be outstanding immediately after the Merger (based on the number of shares outstanding as of the Record Date). The dilution resulting from the Merger could reduce the market price of Common Stock. See "-- Volatility of Stock Price."

     Volatility of Stock Price. There can be no assurance with respect to the prices at which the Common Stock will trade after the date hereof or after the Effective Time. As of July 14, 1997, the closing sales price of the Common Stock as reported on The Nasdaq National Market was $3.125 per share. After the Effective Time, there will be substantially fewer shares of Common Stock held by non-affiliated stockholders on a percentage basis than prior to the Effective Time which may cause fluctuations in the market price of the Common Stock. In addition, following the Merger, factors such as announcements by the Company of variations in its quarterly financial results, analysts' estimates of the Company's financial results, industry-wide results, changes in economic conditions, competitive developments, sales of substantial blocks of the securities of the Company by the holders thereof (See "-- Sale of Shares"), and the issuance of stock in connection with future financings or corporate transactions, among other things, could cause dilution to existing stockholders and cause the market price of the Company's shares to fluctuate significantly. See "THE MERGER PARTIES -- Market Price Data and Dividend Policy."

     Anti-Takeover Effects. The Share Amendment contemplated by the Merger Agreement (which amendment to the Company's Certificate of Incorporation will increase the authorized shares of Common Stock from 15,000,000 to 25,000,000 at the Effective Time and will be deemed approved by the Stockholders upon approval by the Stockholders of the Merger Agreement), as well as certain other provisions of the Company's Certificate of Incorporation and By-laws which eliminate the ability of the stockholders to take any action by written consent without a meeting and provide that only the Board or the president may call special meetings of the stockholders, may have anti-takeover effects, which may delay, defer or prevent a takeover attempt that a holder of Common Stock might consider in its best interest. Among other things, the increase in the number of authorized shares of Common Stock contemplated by the Share Amendment might at some time in the future make the Company a less attractive target for a takeover bid than it would otherwise have been or render more difficult or even discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise and thus have the effect of entrenching incumbent management. Further, the Company is subject to Section 203 of the DGCL which restricts certain business combinations with any "interested" stockholder as defined in such law. See "-- Share Amendment" and "DESCRIPTION OF CAPITAL STOCK -- Anti-Takeover Effects of Provisions of the Certificate of Incorporation, By-laws and Delaware Law."

FAIRNESS OPINION

     Pursuant to an engagement letter dated February 13, 1997, the Company retained Montgomery to render a fairness opinion with respect to the Merger. Montgomery is a nationally recognized firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with merger transactions and other types of acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. The Company selected Montgomery to render a fairness opinion on the basis of Montgomery's experience and expertise in transactions similar to the Merger and its reputation in the video services industry and the investment community.

     On April 15, 1997, Montgomery delivered to the Special Committee and to the Board, separately, its oral opinion, subsequently confirmed to the Board in writing as of the same date, that the consideration to be paid by the Company in the Merger is fair to the Company from a financial point of view as of that date. Montgomery has confirmed such opinion by delivery to the Board of an opinion dated as of the date of this Proxy Statement. The amount of such consideration was determined pursuant to negotiations between the Company and Video and not pursuant to recommendations of Montgomery. No limitations were imposed by the Company on Montgomery with respect to the investigations made or procedures followed in rendering its opinion.

     THE FULL TEXT OF MONTGOMERY'S WRITTEN OPINION TO THE BOARD DATED AS OF THE DATE OF THIS PROXY STATEMENT IS ATTACHED HERETO AS APPENDIX B AND IS INCORPORATED HEREIN BY REFERENCE. THE FOLLOWING SUMMARY OF MONTGOMERY'S OPINION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION. MONTGOMERY'S OPINION IS DIRECTED TO THE BOARD AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER OF THE COMPANY OR VIDEO AS TO HOW SUCH STOCKHOLDER SHOULD VOTE WITH RESPECT TO THE MERGER. MONTGOMERY'S OPINION ADDRESSES ONLY THE FINANCIAL FAIRNESS OF THE CONSIDERATION TO BE PAID BY THE COMPANY IN THE MERGER AND DOES NOT ADDRESS THE RELATIVE MERITS OF THE MERGER OR ANY ALTERNATIVES TO THE MERGER, THE COMPANY'S UNDERLYING DECISION TO PROCEED WITH OR EFFECT THE MERGER OR ANY OTHER ASPECT OF THE MERGER.

     In connection with its opinions, Montgomery, among other things: (i) reviewed certain publicly available financial and other data with respect to the Company, including the consolidated financial statements of the Company for the three fiscal years ended July 31, 1996 and, with respect to its opinion dated April 15, 1997, the six month period ended January 31, 1997 or, with respect to its opinion dated the date of this Proxy Statement, the ten month period ended May 31, 1997, and certain other relevant financial and operating data relating to the Company and Video made available to Montgomery from published sources and from the internal records of the Company and Video, including the consolidated financial statements of Video for the fiscal year ended June 30, 1996 and, with respect to its opinion dated April 15, 1997, the six month period ended December 31, 1996 or, with respect to its opinion dated the date of this Proxy Statement, the eleven month period ended May 31, 1997; (ii) reviewed the financial terms and conditions of the March 3, 1997 draft of the Merger Agreement, with respect to its opinion dated April 15, 1997, and, with respect to its opinion dated the date of this Proxy Statement, the executed Merger Agreement; (iii) reviewed, with respect to its opinion dated April 15, 1997, a draft of the Proxy Statement dated March 5, 1997, relating to the Merger, and, with respect to its opinion dated the date of this Proxy Statement, reviewed subsequent drafts of this Proxy Statement, including the July 21, 1997 draft; (iv) reviewed certain publicly available information concerning the trading of, and the trading market for, the Common Stock; (v) compared the Company and Video from a financial point of view with certain other companies in the video services industry which Montgomery deemed to be relevant; (vi) considered the financial terms, to the extent publicly available, of selected recent business combinations of companies in the video services industry which Montgomery deemed to be comparable, in whole or in part, to the Merger; (vii) reviewed and discussed with representatives of the management of the Company and Video certain information of a business and financial nature regarding the Company and Video, furnished to Montgomery by them, including financial forecasts and related assumptions of the Company and Video; (viii) made inquiries regarding and discussed the Merger and the Merger Agreement and other matters related thereto with the Company's counsel; and (ix) performed such other analyses and examinations as Montgomery deemed appropriate.

     In connection with its review, Montgomery did not assume any obligation independently to verify the foregoing information, and assumed and relied upon its being accurate and complete in all respects. With respect to the financial forecasts of the Company and Video provided to Montgomery by their respective management, upon their advice and with the Special Committee's and the Board's consents, Montgomery assumed for purposes of its opinion that such forecasts (including the assumption regarding projected cost savings for the combined company) have been reasonably prepared on bases reflecting the best available estimates and judgments of the respective managements of the Company and Video at the time of preparation as to the future financial performance of the Company and Video and that they provide a reasonable basis upon which Montgomery could form its opinion. Neither the Company nor Video publicly discloses internal management forecasts of the type provided to Montgomery by the managements of the Company and Video in connection with Montgomery's review of the Merger. Such forecasts were not prepared with a view toward public disclosure. In addition, such forecasts were based upon numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such forecasts. Montgomery has assumed no liability for such forecasts. Montgomery also assumed that there have been no material changes in the Company's or Video's respective assets, financial condition, results of operations, business or prospects since the respective dates of their last financial statements made available to Montgomery. Montgomery assumed that the Merger will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and all other applicable federal and state statutes, rules and regulations. In addition, Montgomery did not assume responsibility for making an independent evaluation, appraisal or physical inspection of the assets or liabilities (contingent or otherwise) of the Company or Video. The Company informed Montgomery, and Montgomery assumed, that the Merger will be recorded as a purchase under generally accepted accounting principles and will be treated as a tax-free reorganization within the meaning of Section 368(a) of the Code. Finally, Montgomery's respective opinions dated as of April 15, 1997 and as of the date of this Proxy Statement are based on economic, monetary and market and other conditions as in effect on, and the information made available to Montgomery as of, the respective dates of such opinions.

     Montgomery also assumed, with the consents of the Special Committee and the Board, that the Merger will be consummated in accordance with the terms described in the Merger Agreement, without any amendments thereto, and without waiver by the Company of any of the conditions to its obligations thereunder.

     Set forth below is a brief summary of the report, presented by Montgomery to the Special Committee on April 15, 1997, in connection with its opinion describing all of the analyses, assumptions and examinations material to Montgomery's opinion.

     Comparable Company Analysis. Based on public and other available information, Montgomery calculated the multiples of aggregate value (defined as total market capitalization plus total debt less cash and cash equivalents) to last twelve months ("LTM") earnings before interest, taxes, depreciation and amortization ("EBITDA") for four (4) video services companies, consisting of Four Media Company, Todd AO, Unitel Video and VDI Media. Based on such analysis, Montgomery selected a range of multiples of LTM EBITDA for Video of 4.5x to 5.5x. Montgomery noted that such multiples implied an aggregate value of Video of $27.3 million to $33.4 million or, after subtracting the $4.4 million of Video debt, an equity value of $22.9 million to $29.0 million. Montgomery noted that the equity value of Video implied by the terms of the Merger of $23.7 million falls within this range. Also based on such analysis, Montgomery selected a range of multiples of LTM EBITDA for the Company of 4.0x to 5.0x. Montgomery noted that such multiples implied an aggregate value of the Company of $47.5 million to $59.4 million or, after subtracting the $31.9 million of the Company's debt, an equity value of $15.6 million to $27.4 million.

     Comparable Transactions Analysis. Montgomery reviewed the consideration paid in two acquisitions of comparable video services companies announced since 1994, consisting of the Company's acquisition of Audio Plus Video (announced in March 1994) and the Company's acquisition of Big Picture/Even Time Limited (announced in May 1995). Montgomery analyzed the aggregate value paid in such transactions as a multiple of the target companies' LTM EBITDA. Such analysis indicated multiples of 4.3x and 4.8x LTM EBITDA. Montgomery noted that such multiples implied an aggregate value of Video of $26.1 million to $29.1 million or, after subtracting the $4.4 million of Video debt, $21.7 million to $24.7 million. Montgomery noted that the equity value of Video implied by the terms of the Merger of $23.7 million falls within this range. Montgomery also noted that such multiples implied an aggregate value of the Company of $51.1 million to $57.0 million or, after subtracting the $31.9 million of the Company's debt, an equity value of $19.1 million to $25.1 million.

     No other company or transaction used in the comparable company or comparable transactions analysis as a comparison is identical to the Company, Video or the Merger. Accordingly, an analysis of the results of the foregoing is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading value of the companies to which the Company, Video and the Merger are being compared.

     Discounted Cash Flow Analysis. Montgomery applied a discounted cash flow analysis to the respective financial forecasts through fiscal year 2001 of Video and the Company, prepared by management of Video and the Company, respectively, and provided to Montgomery. In conducting its analysis, Montgomery first calculated the estimated future streams of free cash flows that each of Video and the Company would produce through fiscal year 2001. Second, Montgomery estimated Video's and the Company's respective terminal values at the end of fiscal year 2001 by applying a range of multiples of 4.5x to 5.5x to the estimated fiscal year 2001 EBITDA of Video provided by management of Video and a range of multiples of 4.0x to 5.0x to the estimated fiscal year 2001 EBITDA of the Company provided by management of the Company. Such cash flow streams and terminal values were discounted to present values using discount rates ranging from 17.5% to 22.5%, chosen to reflect reasonable ranges of the cost of capital of Video and the Company. This analysis indicated an imputed aggregate value of Video of between $28.2 million and $37.7 million or, after subtracting the $4.4 million of Video debt, an imputed equity value of between $23.8 million and $33.3 million. Montgomery noted that the equity value of Video implied by the terms of the Merger of $23.7 million falls slightly below this range. Such analysis also indicated an imputed aggregate value of the Company of between $49.3 million and $67.1 million or, after subtracting the $31.9 million of the Company's debt, an imputed equity value of between $17.3 million and $35.2 million.

     Contribution Analysis. Using financial forecasts for fiscal year 1998 for Video and the Company provided by the respective managements of Video and the Company, Montgomery reviewed the estimated contribution of Video and the Company, respectively, to the fiscal year 1998 revenues, gross profit, EBITDA, earnings before interests and taxes ("EBIT"), pretax income and net income of the combined company. Such analysis indicated that, with respect to certain measures of earnings before debt service and assuming certain additional anticipated non-pro forma cost-saving reductions due to, among other things, the elimination of certain duplicative accounting, legal, consulting, marketing and travel and entertainment fees and expenses, Video and the Company, respectively, would each contribute approximately 35.0% and 65.0% of the combined company's estimated fiscal year 1998 revenues, 29.5% and 70.5% of the combined company's estimated fiscal year 1998 gross profit, 31.2% and 65.1% of the combined company's estimated fiscal year 1998 EBITDA and 39.0% and 55.9% of the combined company's estimated fiscal year 1998 EBIT. Such analysis also indicated that, without assuming such reductions, Video and the Company, respectively, would each contribute approximately 35.0% and 65.0% of the combined company's estimated fiscal year 1998 revenues, 29.5% and 70.5% of the combined company's estimated fiscal year 1998 gross profit, 32.4% and 67.6% of the combined company's estimated fiscal year 1998 EBITDA and 41.7% and 59.8% of the combined company's estimated fiscal year 1998 EBIT. Montgomery then compared such respective contributions to revenues, gross profits, EBITDA and EBIT to the 32.1% and 67.9% of the combined company's aggregate value (which reflects both the debt and equity values of the respective companies) to be contributed by Video and the Company, respectively, in each case assuming consummation of the Merger as described in the Merger Agreement.

     Such analysis further indicated that, with respect to certain measures of earnings after debt service and assuming certain additional anticipated non-pro forma cost-saving reductions due to, among other things, the elimination of certain duplicative accounting, legal, consulting, marketing and travel and entertainment fees and expenses, Video and the Company, respectively, would each contribute approximately 44.4% and 45.3% of the combined company's estimated fiscal year 1998 pretax income, and 47.8% and 41.1% of the combined company's estimated fiscal year 1998 net income. Such analysis also indicated that, without assuming such reductions, Video and the Company, respectively, would each contribute approximately 48.0% and 49.1% of the combined company's estimated fiscal year 1998 pretax income, and 52.1% and 44.7% of the combined company's estimated fiscal year 1998 net income. Montgomery then compared such respective contributions to pretax income and net income to the 53.0% and 47.0% of the combined company's equity value to be contributed by Video and the Company, respectively, in each case assuming consummation of the Merger as described in the Merger Agreement.

     While the foregoing summary describes all analyses and examinations that Montgomery deems material to its opinion, it is not a comprehensive description of all analyses and examinations actually conducted by Montgomery. The preparation of a fairness opinion necessarily is not susceptible to partial analysis or summary description. Montgomery believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses and of the factors considered, without considering all analyses and factors, would create an incomplete view of the process underlying the analyses set forth in its presentation to the Company. Accordingly, the ranges of valuations resulting from any particular analysis described above should not be taken to be Montgomery's view of the actual value of the Company or Video.

     In performing its analyses, Montgomery made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company and Video. The analyses performed by Montgomery are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those suggested by such analyses. Such analyses were prepared solely as part of Montgomery's analysis of the fairness of the Merger to the Company and were provided to the Company in connection with the delivery of Montgomery's opinions. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities may trade at any time in the future. Montgomery used in its analyses various projections of future performance prepared by the managements of the Company and Video. The projections are based on numerous variables and assumptions which are inherently unpredictable and must be considered not certain of occurrence as projected. Accordingly, actual results could vary significantly from those set forth in such projections. Montgomery's opinions address only the financial fairness of the consideration to be paid by the Company pursuant to the Merger and does not address the relative merits of the Merger and any alternatives to the Merger, the Company's underlying decision to proceed with or affect the Merger or any other aspect of the Merger.

     As described above, Montgomery's opinion and presentation to the Company were among the many factors taken into consideration by the Company in making its determination to approve, and to recommend that its stockholders approve, the Merger.

     Pursuant to a letter agreement dated February 13, 1997 (the "Engagement Letter"), the Company engaged Montgomery to render a fairness opinion with respect to the Merger. Upon execution of the Engagement Letter, the Company paid Montgomery a retainer fee of $50,000. In addition, the Engagement Letter provides that the Company will pay Montgomery a fee of $250,000 upon the delivery of Montgomery's opinion (against which the $50,000 retainer fee is to be credited), and of which $25,000 is to be delivered upon the earlier of the date of Montgomery's bring-down opinion or the date sixty (60) days after the date of Montgomery's initial opinion to the Board. The fee payable to Montgomery upon delivery of its opinion is not conditioned on the outcome of Montgomery's opinion or whether or not such opinion was deemed to be favorable for any party's purposes. The Board was aware of this fee structure and took it into account in considering Montgomery's opinion and in approving the Merger Agreement and the transactions contemplated thereby. Montgomery has been paid this $250,000 fee in full by the Company. The Engagement Letter also calls for the Company to reimburse Montgomery for its reasonable out-of-pocket expenses. Pursuant to a separate letter agreement, the Company has agreed to indemnify Montgomery, its affiliates, and their respective partners, directors, officers, agents, consultants, employees and controlling persons against certain liabilities, including liabilities under the federal securities laws.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     Certain employees and members of management and the Boards of Directors of the Company and Video will be entitled to receive certain benefits in connection with the Merger described below.

     Video Personnel. Pursuant to the Merger Agreement, the Company has agreed to enter into employment agreements with Messrs. Louis H. Siracusano, Video's Chairman, President and Chief Executive Officer, and Donald H. Buck, Video's Senior Vice President. Copies of such employment agreements are included in Appendix A hereto. Each of Messrs. Siracusano and Buck are also stockholders of Video. Under Mr. Siracusano's employment agreement with the Company, the Company will agree to employ him as the President and Chief Executive Officer of the Company for (i) a four (4) year period or (ii) twenty four (24) months following notice of termination by the Company or by Mr. Siracusano, whichever is later. Under Mr. Buck's employment agreement with the Company, the Company will agree to employ him as the Vice President of the Company for a three (3) year period or twelve (12) months following notice of termination by either party, whichever is later.

     Mr. Siracusano's employment agreement provides for base compensation of $200,000 per annum, and annual bonuses and a long-term bonus based on the Company's achievement of certain cash flow and net income targets to be determined by Mr. Siracusano and the Compensation Committee of the Board. Under the terms of the employment agreement, Mr. Siracusano will be entitled to receive an annual bonus of between 5% and 40% of his base salary for the relevant year upon the Company's achievement of a percentage (ranging from 90% to 109.9% or greater) of the agreed upon cash flow and net income targets for such year, which bonus will be payable within thirty (30) days of delivery to the Board of the Company's audited financial statements. In addition, the employment agreement provides that Mr. Siracusano will be entitled to receive a long-term bonus of between 12.5% and 100% of his cumulative base salary for the entire contract period if the Company achieves a percentage (ranging from 90% to 109.9% or greater) of the agreed upon cash flow and net income targets for such period. The long-term bonus is payable in a single installment within thirty
(30) days following the delivery of the Company's audited financial statements for the period ended June 30, 2001 and will be reduced by amounts previously paid to Mr. Siracusano as annual bonuses. The employment agreement further provides that the Compensation Committee of the Board may award Mr. Siracusano other bonus payments in its discretion.

     Mr. Buck's employment agreement provides for base compensation of $175,000 per annum and a bonus to be negotiated and agreed upon by the parties promptly following the execution of the employment agreement.

     Each of Messrs. Siracusano's and Buck's employment agreements provides that
(i) the Compensation Committee may award a discretionary bonus to him on an annual basis, (ii) each will be entitled to participate in such compensation plans, incentive plans, group life, health, accident, disability and hospitalization insurance plans, pension plans and retirement plans as the Company may make available to its other executive employees, and (iii) upon termination without cause, he is entitled to receive his annual base compensation and any incentive compensation for the remainder of the originally scheduled term of the employment agreement. Termination for cause includes termination for breach, nonperformance, fraud or conviction of a felony. Additionally, each such employment agreement provides that the employee is entitled to terminate his employment at any time during the six-month period following any "Change in Control" (as defined in the Company's 1993 Long Term Incentive Plan (the "1993 Plan"); a copy of such definition is included in Appendix E hereto) that results in a material diminution in the capacity and terms of his employment. Any such termination will be treated as a termination without cause.

     Mr. Arnold P. Ferolito (another principal stockholder of Video and the current Executive Vice President of Video) will be retained as a consultant by the Company after the Merger for a one (1) year period at a monthly fee of $5,000, plus the maintenance of health benefits.

     At the Effective Time, options held by Mr. Julius Barnathan (a director of the Company and Video) to purchase 5,000 shares of Common Stock from Video at an exercise price of $1.00 per share granted in January 1995 will be cancelled and replaced with options to purchase the same number of shares of Common Stock on the same terms and conditions from Video's stockholders. In addition, at the Effective Time, Mr. Barnathan will also receive options to purchase approximately 30,000 shares of Common Stock from Video's stockholders at an exercise price of $2.00 per share in replacement of options to purchase 11,123 shares of Video Common Stock at an exercise price of $5.39 per share granted in June 1997 which will be cancelled as of the Effective Time. The number of shares and exercise price of these replacement options are based on the same conversion ratio applied in determining the number of shares of Common Stock to be issued in exchange for the Video

Common Stock owned by each stockholder of Video. Assuming a per share market price of the Common Stock of $3.125 (which is the per share closing sales price of the Common Stock as reported by The Nasdaq Stock Market on the Record Date), the difference between the exercise prices of Mr. Barnathan's options and such market price aggregate approximately $44,375.

     At the Effective Time, Messrs. Michael Fairbourne, Video's Senior Vice President-Administration, and Edward Shendell, Video's Secretary and General Counsel, will receive options to purchase 60,000 and 25,000 shares of Common Stock, respectively, from Video's stockholders at an exercise price of $2.00 per share in replacement of options to purchase approximately 22,245 and 9,269 shares of Video Common Stock, respectively, at an exercise price of $5.39 per share granted in June 1997 which will be cancelled as of the Effective Time. The number of shares and exercise price of these replacement options are based on the same conversion ratio applied in determining the number of shares of Common Stock to be issued in exchange for the Video Common Stock owned by each stockholder of Video. Assuming a per share market price of the Common Stock of $3.125 (which is the per share closing sales price of the Common Stock as reported by The Nasdaq Stock Market on the Record Date), the difference between the exercise prices of Messrs. Fairbourne's and Shendell's options and such market price aggregates approximately $67,500 and $28,125, respectively.

     At the Effective Time, Mr. Barry W. Ridings, a director of Video, will receive options to purchase approximately 30,000 shares of Common Stock from Video's stockholders at an exercise price of $2.00 per share in replacement of options to purchase 11,123 shares of Video Common Stock at an exercise price of $5.39 per share granted in June 1997 which will be cancelled as of the Effective Time. The number of shares and exercise price of these replacement options are based on the same conversion ratio applied in determining the number of shares of Common Stock to be issued in exchange for the Video Common Stock owned by each stockholder of Video. Assuming a per share market price of the Common Stock of $3.125 (which is the per share closing sales price of the Common Stock as reported by The Nasdaq Stock Market on the Record Date), the difference between the exercise prices of Mr. Ridings' options and such market price aggregates approximately $33,750.

     As a result of the Merger, the personnel of Video will receive, in the aggregate, the following quantifiable benefits: (i) Employee base compensation of $375,000 per annum (Messrs. Siracusano and Buck), (ii) Consulting fees of $60,000 (Mr. Ferolito) and (iii) Options to purchase approximately 150,000 shares of Common Stock (Messrs. Barnathan, Fairbourne, Shendell and Ridings). Assuming a per share market price of the Common Stock of $3.125 (which is the per share closing sales price of the Common Stock as reported by The Nasdaq Stock Market on the Record Date), the difference between the exercise prices of these options and such market price aggregates approximately $173,750.

     Company Personnel. Mr. Louis H. Siracusano, a director of the Company, is the Chairman, President and Chief Executive Officer and a director of Video and a holder of approximately 46% of the outstanding shares of Video Common Stock. As noted above, Mr. Siracusano will become the President and Chief Executive Officer of the Company upon the Merger, and Mr. Martin Irwin, a director and the current President and Chief Executive Officer of the Company, will become the Vice Chairman of the Board. Messrs. Siracusano and Barnathan, who are both directors of Video, abstained from the Board's vote as to the approval of the Merger Agreement and the transactions contemplated thereby. See above under "Video Personnel" regarding certain options to be granted to Mr. Barnathan at the Effective Time.

     Jeffrey J. Kaplan, a director of the Company and its former Executive Vice President and Chief Financial Officer, is a party to a one-year consulting agreement with the Company that provides for a bonus to his affiliate of $50,000 upon consummation of the Merger and an automatic three (3) year extension of the consulting agreement upon consummation of the Merger. See "CERTAIN TRANSACTIONS."

     Further, pursuant to the Company's employment agreements with certain of its executive officers, including Martin Irwin, Adrien Macaluso (a Vice President of the Company and the President of Audio Plus Video), Daniel Rosen (a Vice President of the Company and the President of MTE) and Kenneth D. Lorber (a Vice President of the Company and the President of The Post Edge, Inc., "Post Edge"), for a six (6) month period following a Change of Control (as defined in the 1993 Plan) that results in a material diminution in the capacity and terms of their employment, such employees may terminate their employment with the Company and such termination will be deemed a termination without Cause (as defined in such employment agreements), thereby entitling them to certain severance payments. Consummation of the Merger would be deemed a Change of Control under these employment agreements. See "-- Executive Compensation." However, in respect of Mr. Macaluso, in March 1997, Mr. Macaluso notified the Company of his intention to terminate his employment effective March 1998. (Such one year notice is required under Mr. Macaluso's employment agreement.) As a result thereof, Mr. Macaluso is not entitled to any severance payments thereunder.

     The 1993 Plan provides that in the event of a Change in Control (as defined in the 1993 Plan; a copy of such definition is included in Appendix E hereto),
(i) all stock appreciation rights outstanding for at least six (6) months and all options awarded under the 1993 Plan not previously vested and exercisable will immediately become fully vested and exercisable, and (ii) the restrictions applicable to any restricted shares awarded under the 1993 Plan will lapse and such shares will be deemed fully vested. Consummation of the Merger would be deemed a Change in Control under the 1993 Plan, and, as a result of the Merger, the following stock options held by the named executive officers will immediately vest and become exercisable: Martin Irwin - 80,000; Kenneth D. Lorber - 16,667; Adrien Macaluso - 40,000; Daniel Rosen - 50,000; Gary R. Strack -8,333; and Jane Stuart - 16,667. If an employee's employment is terminated due to a Change in Control, his stock options under the 1993 Plan remain exercisable for the shorter of five (5) years or the remainder of the original term.

     The 1993 Plan also provides that if, within one (1) year after the Change in Control Date (as defined in the 1993 Plan; a copy of such definition is included in Appendix E hereto), (i) no shares of Common Stock are listed on a national securities exchange or on The Nasdaq Stock Market or (ii) for a period of sixty (60) consecutive trading days, the fair market value of a share of Common Stock on such an exchange or market has declined by twenty percent (20%) or more from the fair market value of a share of Common Stock on the Change in Control Date or the Change in Control Price (as defined in the 1993 Plan; a copy of such definition is included in Appendix E hereto), whichever is higher, then the Company will provide written notice thereof to each participant in the 1993 Plan and for a period of sixty (60) days following the giving of such notice, the Company will, by written offer to the participants which will accompany such notice, offer the opportunity to such participants to be paid the value of all of their outstanding options and stock appreciation rights, determined on the basis of the Change in Control Price. Such amount will be payable in a cash lump sum within thirty (30) days after the Company receives notification of the participant's election to accept this offer. In addition, certain options issued outside of the 1993 Plan to Messrs. Terrence Elkes, Kenneth Gorman and Jeffrey Kaplan contain similar provisions in respect of a Change in Control. Each of Messrs. Kaplan, Irwin, Elkes and Gorman has agreed to waive his rights under these provisions.

     The Company has entered into a severance agreement with Mr. Irwin, effective as of the Effective Time, whereby Mr. Irwin will be entitled to receive $150,000 over a one (1) year period commencing with the Effective Time, $100,000 over a one (1) year period commencing with the first anniversary of the Effective Time and $75,000 over a one (1) year period commencing with the second anniversary of the Effective Time. In addition, as part of such severance package, Video's stockholders have agreed to grant to Mr. Irwin, on a pro rata basis, options to purchase an aggregate of 75,000 shares of the Common Stock they will receive in the Merger at an exercise price of $0.75 per share. Such options will vest immediately. See "-- Beneficial Ownership of the Common Stock after the Merger."

     At the Effective Time, options held by each of Messrs. Terrence A. Elkes and Kenneth F. Gorman to purchase 30,000 shares of Common Stock from Video at an exercise price of $11.00 per share will be cancelled and replaced with options to purchase the same number of shares of Common Stock from Video's stockholders on the same terms and conditions.

     As a result of the Merger, the personnel of the Company will receive, in the aggregate, the following quantifiable benefits: (i) Severance payment of $50,000 in a lump-sum upon consummation of the Merger and continuation of severance payments of $100,000 per annum over three years (Mr. Kaplan), (ii) The vesting of options to purchase 211,667 shares of Common Stock (Messrs. Irwin, Lorber, Macaluso, Rosen and

Strack, and Ms. Stuart), (iii) Severance payments of $325,000 over a three (3) year period as well as severance in the form of options to purchase 75,000 shares of Common Stock (Mr. Irwin) and (iv) Options to purchase 60,000 shares of Common Stock (Messrs. Elkes and Gorman).

     See also "-- Certain Covenants -- Indemnification of Directors and
Officers."

EFFECTIVE TIME; EFFECT OF THE MERGER

     Effective Time. If the Merger Agreement is approved by the requisite vote of the Stockholders and if all other conditions to the obligations of the parties to consummate the Merger are satisfied or waived, the Merger will become effective upon the later to occur of the filing of a Certificate of Merger with the Secretary of State of the State of New Jersey or the filing of a Certificate of Merger with the Secretary of State of the State of Delaware (the "Effective Time"). Filings of such certificates will be made promptly upon the closing of the Merger (the "Closing") which will take place as soon as practicable following approval of the Merger Agreement by the Stockholders and the satisfaction or waiver of the other conditions to each party's obligations to consummate the Merger as set forth more fully in the Merger Agreement. It is anticipated that the Merger will be consummated on or before August 28, 1997.

     Effect of the Merger. As of the Effective Time, Video will be merged with and into the Company, which will be the surviving corporation, and Video's separate corporate existence will cease. At the Effective Time, all of the assets and liabilities of Video will be transferred to, and assumed by, the Company.

NAME CHANGE AMENDMENT

     Approval of the Merger Agreement will also constitute approval of the Name Change Amendment which will also become effective at the Effective Time. The primary reason for the corporate name change is that the Board believes that the current Company name will no longer reflect the business composition and mission of the Company after the Merger and will alert the public to the merger of the Company's and Video's operations.

SHARE AMENDMENT

     General. Approval of the Merger Agreement will also constitute approval of the Share Amendment which will also become effective at the Effective Time.

     Reasons and Other General Information. The Board believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in the Company's capital structure than now exists. The Board believes that an increase in the number of authorized shares of Common Stock would provide the Company with increased flexibility in the future to issue capital stock in connection with public or private offerings, stock dividends, financing and acquisition transactions, employee benefit plans and other corporate purposes. However, any issuance of additional shares of Common Stock would increase the number of outstanding shares of Common Stock, and the percentage ownership of existing stockholders would be diluted accordingly. In addition, the issuance of additional shares of Common Stock could dilute the book value of the Common Stock depending on the consideration received by the Company in connection with such issuance. The Company does not presently have any plans, intentions, agreements, understandings or arrangements that will result in the issuance of any additional shares of Common Stock except with respect to the Merger. However, upon effectiveness of the Share Amendment, the Board would have the ability to issue additional shares of Common Stock without further approval of the stockholders, except when stockholder approval is required under the rules of The Nasdaq National Market or otherwise. The directors will be required to make any determination to issue shares of Common Stock based on their judgment as to the best interests of the Company and its stockholders.

     Upon effectiveness of the Share Amendment, any additional shares of Common Stock, when properly issued, will have the same voting and other rights as the Company's presently authorized shares. The holders of Common Stock do not and will not have preemptive rights to subscribe for any additional stock of the Company that may be approved for issuance in the future.

     Possible Anti-Takeover Effects. An increase in the number of authorized shares of Common Stock might at some time in the future make the Company a less attractive target for a takeover bid than it would otherwise have been or render more difficult or even discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise and thus have the effect of entrenching incumbent management. For example, Common Stock could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Shares of Common Stock could be privately placed with purchasers favorable to the Board opposing such change in control and thus preserve the control of the then existing management. The mere existence of the additional authorized shares of Common Stock could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares of Common Stock also could be used to dilute the stock ownership of a person or entity seeking to obtain control.

     The Company is not aware of any existing or planned effort on the part of any party to accumulate material amounts of Common Stock or to acquire control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise, or to change the Company's management, other than pursuant to the Merger. The Board does not presently contemplate recommending the adoption of any further amendments to the Company's Certificate of Incorporation or By-laws which would affect the ability of third parties to take over or change control of the Company.

     See also "DESCRIPTION OF CAPITAL STOCK -- Anti-Takeover Effects of Provisions of the Certificate of Incorporation, By-laws and Delaware Law."

     Other Effects. The authorization of an increase in the number of shares of Common Stock has no present effect on the ownership or voting power of the stockholders or on the book value or earnings per share of the Common Stock, except that it is a condition precedent to the consummation of the Merger. The Board cannot predict what effect, if any, the increase in the number of authorized shares of Common Stock will have on the market price of the Common Stock. An increase in the number of authorized shares of Common Stock may have a depressive effect on the market price of the Common Stock.

MANAGEMENT OF THE COMPANY AFTER THE MERGER

     Directors. Pursuant to the Merger Agreement, at the Effective Time, the persons listed below will constitute the seven-member Board, each to hold office until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. Four (4) of the proposed directors (Messrs. Barnathan, Siracusano, Steele and Stillo) have been designated by Video and three (3) of the proposed directors ( Messrs. Alter, Elkes and Irwin) have been designated by the Company. Five (5) of such persons (Messrs. Alter, Barnathan, Elkes, Irwin and Siracusano) are presently directors of the Company. Messrs. Jeffrey J. Kaplan and Kenneth F. Gorman, current directors of the Company, will resign as directors at the Effective Time.

                                                                                      DIRECTOR
                                                                                       SINCE
                                                                                      --------
Robert H. Alter, 67.................................................................    1993
  Robert H. Alter was elected a director of the Company in October 1993. Mr. Alter is the Vice Chairman and a director of the Cabletelevision Advertising Bureau
     ("CAB"), the national trade association of the cable television industry devoted to marketing and advertising, a position he has held since October
     1991. Prior to October 1991, Mr. Alter, who founded the CAB, also served as its
     President and Chief Executive Officer for ten years. In November 1992, Mr.
     Alter was elected President of Alter Associates, Inc. From October 1991 to
     November 1992, Mr. Alter served as the senior advisor to the Board of Directors of Star TV/Hong Kong.

                                                                                      DIRECTOR
                                                                                       SINCE
                                                                                      --------
Julius Barnathan, 69................................................................    1993
  Julius Barnathan was elected a director of the Company in October 1993 and during the 1994, 1995 and 1996 fiscal years served as a director of Video. Mr.
     Barnathan is currently a consultant to (and has been employed as such by)
     Quantel Ltd. since February 1992, by Faroudja Laboratories Inc. since July
     1994, by Statistical Research Inc. since March 1995 and by Warner Bros. since
     March 1996. Mr. Barnathan was employed by Capital Cities/ABC, Inc. for 39 years. Among other positions, he served as Senior Vice President of Capital
     Cities/ABC, Inc. in charge of Technology and Strategic Planning and President of ABC Broadcast Operations and Engineering. Mr. Barnathan is the Chairman of
     the National Captioning Institute.
Terrence A. Elkes, 63...............................................................    1993
  Terrence A. Elkes was elected the Chairman of the Board in October 1993 and had served on the partnership committee of MTE Co. from July 1992 to February 1994, when it dissolved upon consummation of the Company's initial public offering.
     Mr. Elkes is a Managing Director of Apollo Partners, Ltd. ("Apollo"), a private investment firm involved in the acquisition of companies in the media, communications, entertainment and broadcasting fields, which he co-founded in
     1987 with Mr. Gorman, another director of the Company. Prior to forming Apollo,
     Mr. Elkes was employed by Viacom International, Inc. where he served as
     President from 1978-1982 and Chief Executive Officer from 1983-1987.
Martin Irwin, 60....................................................................    1993
  Martin Irwin was elected President, Chief Executive Officer and a director of the
     Company in October 1993 and had served as President, Chief Executive Officer and a member of the partnership committee of MTE Co. from July 1992 to February
     1994, when it dissolved upon consummation of the Company's initial public offering. From September 1991 through June 1992, Mr. Irwin ran the post-production operations of Video, which he co-founded in 1979. Mr. Irwin served as President, Chief Operating Officer and a director of Video from 1979 to 1989 and then served as a director of and Senior Consultant to Video from
     July 1989 until July 1992. Prior to co-founding Video, Mr. Irwin was employed by EUE/Screen Gems, a division of Columbia Pictures Industries, Inc., where he last served as Senior Vice President and General Manager.
Louis H. Siracusano, 55.............................................................    1993
  Louis H. Siracusano was elected a director of the Company in October 1993 and had been a member of the partnership committee of MTE Co. from July 1992 to
     February 1994, when it dissolved upon consummation of the Company's initial public offering. He has served as the Chairman, Chief Executive Officer and a director of Video since 1986 and President since 1989. Mr. Siracusano also served as President of Audio Plus Video from July 1989 to February 1994. Mr.
     Siracusano was a founder of Video and has served in various capacities with
     Video since its formation. Mr. Siracusano was with Ampex Corporation and the
     American Broadcasting Company in various sales and engineering management positions prior to Video's formation in 1979.
Raymond L. Steele, 62...............................................................      --
  Raymond L. Steele was a Principal of Pacholder Associates, Inc., an institutional money manager and workout specialist, until his retirement in 1991. Since
     November 1993, he has been retained as a consultant for Emerson Radio Corp.,
     NUWAVE Technologies Inc., a distributor of video enhancement chips, Home
     Holdings, Inc., an insurance holding company, and GFTA, a German software developer. He has served as a director of numerous companies, including Orion
     Pictures Corporation and Webcraft Technologies, Inc., and currently serves as a director of Emerson Radio Corp., Pharmhouse, Inc., Modernfold, Inc., a
     manufacturer of movable walls, and GFTA.
Frank Stillo, 63....................................................................      --
  Frank Stillo has been active in the printing industry since 1950 and co-founded his own printing company in 1968. Since 1989, Mr. Stillo has been the Chairman and Chief Executive Officer of MGA Printing Co., a subsidiary of Sandy
     Alexander, Inc., a printing company, and has served as its President since
     1981. Mr. Stillo also currently serves as the President of The Metropolitan
     Lithographers Association and is a director of Mickelberry Communications Inc., a privately-held printing, advertising and sales promotion company.

     If for any reason the Merger is not consummated, the current seven (7) directors of the Company will remain in office until the next Annual Meeting of Stockholders of the Company and until their respective successors have been elected and qualified.

     Except as indicated above, there are no arrangements or understandings between any director and any other person pursuant to which such person was selected as a director or nominee.

     Committees of the Board -- The Board has standing Compensation and Audit Committees. Messrs. Gorman (Chairman), Alter and Barnathan are members of the Audit Committee. Messrs. Siracusano (Chairman), Alter and Barnathan are members of the Compensation Committee. None of Messrs. Alter, Barnathan, Gorman or Siracusano is currently an employee of the Company; however, after the Effective Time, Mr. Siracusano will become the President and Chief Executive Officer of the Company. The Company does not have a standing Nominating Committee. The composition of such committees will be reviewed by the Board after the Merger.

     The Compensation Committee is charged by the Board with administering, reviewing and recommending changes in the Company's long-term incentive plans. The Compensation Committee may determine the employees entitled to grants thereunder, the option prices, which may not be less than fair market value on the date of grant, and the other terms of options or grants. The Compensation Committee met or acted by written consent on three (3) occasions during the 1996 fiscal year.

     The Audit Committee has such powers as may be assigned to it by the Board from time to time and is charged with selecting the independent accountants to be retained by the Company, reviewing the scope and nature of the Company's internal auditing system and the objectivity of the Company's financial reporting. In addition, the Audit Committee reviews material transactions with related parties. See " -- Amendment" and "-- Survival of Representations, Warranties and Agreements; Indemnification" regarding certain duties of the Audit Committee after the Effective Time. The Audit Committee met or acted by written consent on two (2) occasions during the 1996 fiscal year.

     The Merger Agreement provides that the Audit Committee will consist of at least three (3) independent directors, each of whom (i) will not have been an executive officer or employee of, or consultant to, Video or any subsidiary or affiliate of Video at any time during the five (5) years preceding his or her election as a director of the Company and prior to such five (5) year period has not served in such capacity for a period exceeding one (1) year, (ii) will not have been a stockholder of Video, and (iii) will not be a family member (i.e., parent, sibling, grandparent, mother-in-law, father-in-law, spouse, former spouse, child, stepchild, grandchild or any other blood or legal relative) of any executive officer or any other employee or consultant described in clauses
(i) above or of any stockholder of Video.

     During the 1996 fiscal year, the Board met, or acted by unanimous written consent, on eight (8) occasions. Each of the directors attended at least 75% of the meetings of the Board and of the meetings held by committees of the Board on which he served during the 1996 fiscal year.

     Compensation Committee Interlocks and Insider Participation -- The current members of the Compensation Committee of the Board are Messrs. Siracusano (Chairman), Alter and Barnathan. None of Messrs. Alter, Barnathan or Siracusano is currently an employee of the Company; however, after the Effective Time, Mr. Siracusano will become the President and Chief Executive Officer of the Company. The composition of such committee will be reviewed by the Board after the Merger. Messrs. Siracusano and Barnathan are also directors of Video and Mr. Siracusano is also the Chairman, President and Chief Executive Officer, and a significant stockholder, of Video. Mr. Siracusano abstained from the vote as to the approval of his proposed employment agreement with the Company. See "--Interests of Certain Persons in the Merger."

     The Company has from time to time entered into transactions with Video for the purchase or sale of various services and materials. Services provided for the Company by Video include duplication services, satellite services, maintenance and repair of post-production computer systems, and equipment rentals and repairs. The Company paid approximately $241,000 for such services during the 1996 fiscal year. In addition, the Company has provided services for Video, for which it received approximately $184,000 in the aggregate during the 1996 fiscal year. The Company believes that these transactions were at comparable rates to those it could have obtained in arm's-length transactions. See "CERTAIN TRANSACTIONS."

     During the 1996 fiscal year, Audio Plus Video paid an aggregate amount of $444,000 in rent to L.I.M.A. Partners, a New Jersey general partnership which is owned equally by Messrs. Siracusano and Ferolito, in connection with the lease of its principal production and office facilities in Northvale, New Jersey. The lease with respect to these facilities has a seventeen (17) year term and provides for an aggregate annual rent of approximately $388,000 (plus additional amounts for utilities, real estate taxes and maintenance costs). The Company believes that the terms of such lease are comparable to terms Audio Plus Video could have obtained in an arm's-length transaction. See "CERTAIN TRANSACTIONS."

     During the 1996 fiscal year, the Company purchased certain machinery and equipment from AFA for $103,000. The Company believes that the terms of this transaction were comparable to terms it could have obtained in an arm's-length transaction. See "CERTAIN TRANSACTIONS."

     Prior to the consummation of the Acquisition, MTE Co. subleased one of its two New York facilities from Video. In connection with the formation of MTE Co. and its acquisition of the business of Video Post Production, Inc. ("Video Post") from Video in July 1992, Video agreed to permit MTE Co. to continue to operate the business of Video Post in the facility covered by a lease agreement between Video and an unaffiliated third party, in return for which MTE Co. agreed to reimburse Video for all payments due under the lease. The annual rent under the lease is approximately $400,000 per year (plus additional amounts for real estate taxes and operating expenses). MTE completed the consolidation of this facility with MTE Co.'s former principal executive offices in March 1994. Such lease expired in June 1996. See "CERTAIN TRANSACTIONS."

     The Company sublets its New York City corporate office from an affiliate of Video under an operating lease. The related rental expense of the Company amounted to $24,500 for the 1996 fiscal year. The Company believes that the terms of this agreement were comparable to terms it could have obtained in an arm's-length transaction. In addition, the Company contracted with this Video affiliate to perform certain leasehold improvements in the amount of $48,000 for its New York City corporate office. The Company believes that the term of this agreement were comparable to terms it could have obtained in an arm's-length transaction. See "CERTAIN TRANSACTIONS."

     In June 1997, Video granted Mr. Barnathan options to purchase 11,123 shares of Video Common Stock at an exercise price of $5.39 per share. These options will be cancelled as of the Effective Time and replaced with options to purchase approximately 30,000 shares of Common Stock from Video's stockholders at an exercise price of $2.00 per share.

     Director Compensation -- During the 1996 fiscal year, each member of the Board who is not an officer of the Company received an annual fee of $15,000 ($18,000 in the case of the Chairman of the Board) for serving on the Board plus $750 ($1,500 in the case of the Chairman of the Board) and reimbursement of expenses for each Board or committee meeting attended. Directors who chair committees received $1,000 plus reimbursement of expenses for each committee meeting attended.

     The stockholders and directors of the Company have adopted a restricted share plan for directors who are not employees of the Company. A total of 50,000 shares of Common Stock is available for issuance under such plan and each non-employee director received an award of 2,000 shares of Common Stock (5,000 shares in the case of the Chairman of the Board) during 1994 fiscal year which vested in February 1996.

     Officers. After the Effective Time, the executive officers of the Company will be as follows:

NAME                            AGE                           POSITION
------------------------------  ---   --------------------------------------------------------
Terrence A. Elkes.............  63    Chairman of the Board
Martin Irwin..................  60    Vice Chairman of the Board (current President and Chief
                                      Executive Officer of the Company)
Louis H. Siracusano...........  55    President and Chief Executive Officer (current Chairman,
                                      President and Chief Executive Officer of Video)
Donald H. Buck................  58    Vice President (current Senior Vice President of Video)
Christopher A. Modrzynski.....  41    Vice President and Chief Financial Officer (current
                                      Senior Vice President and Chief Financial Officer of
                                      Video)
Michael E. Fairbourne.........  44    Vice President-Administration (current Senior Vice
                                      President-Administration of Video)

     For information on the business background of Messrs. Elkes, Irwin and Siracusano, see "-- Directors" above.

     Donald Buck has been a Senior Vice President of Video since August 1987, the President of Atlantic Satellite since August 1992 and the President of Waterfront since April 1993. Prior thereto, Mr. Buck served as President of Video Dub, Inc. (a Video subsidiary) from 1980. During 1975-1980 he was an Executive Vice President of Sales for E.U.E. Screen Gems Video Division of Columbia Pictures Industries.

     Christopher A. Modrzynski has been a Senior Vice President and the Chief Financial Officer of Video since April 1997. Mr. Modrzynski is a Certified Public Accountant and began his career with Coopers & Lybrand, a Big Six accounting firm. In 1981, Mr. Modrzynski joined the National Broadcasting Company and served in various financial and production positions with Sports and Entertainment divisions. In January 1987, Mr. Modrzynski joined the National Hockey League's New Jersey Devils as controller and was later named Senior Vice President, Finance of Meadowlanders, Inc., its parent company.

     Michael E. Fairbourne has been the Senior Vice President-Administration of Video since March 1994. Previously, Mr. Fairbourne was the Vice President-Controller of Video from July 1987 to March 1994 and the Controller of Video from September 1983 to July 1987. Prior to joining Video, from 1976 to 1983, Mr. Fairbourne, a certified public accountant, was in private practice.

     Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who beneficially own more than ten percent (10%) of the Common Stock (collectively, the "Reporting Persons") to file with the Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Reporting Persons are required to furnish the Company with copies of all such reports. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company and certain representations of the Reporting Persons, the Company believes that during the 1996 fiscal year all of the Reporting Persons complied with all applicable Section 16(a) reporting requirements.

EXECUTIVE COMPENSATION

     Summary Compensation Table

     The following table sets forth all compensation paid or accrued by the Company for the 1996 fiscal year with respect to (a) the Company's Chief Executive Officer and (b) each of the four most highly compensated executive officers, other than the Chief Executive Officer, of the Company at July 31, 1996, whose salary and bonus from the Company in the 1996 fiscal year exceeded $100,000, and an additional two officers who would have been amongst the most highly compensated executive officers of the Company had they not resigned as executive officers of the Company during 1996 fiscal year (collectively, the "Named Executive Officers").

                                                ANNUAL COMPENSATION                   NUMBER OF
                                 -------------------------------------------------    SECURITIES
                                                                   OTHER ANNUAL       UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR    SALARY($)    BONUS($)  COMPENSATION($)(1)(2) OPTIONS(3)    COMPENSATION($)
------------------------------   ----    --------     ------    ------------------    ----------    ------------
Martin Irwin..................   1996     233,500         --           1,967            120,000(4)         --
  Chief Executive Officer        1995     220,000         --           1,868                 --            --
  President and Director         1994     209,231         --             707            120,000(4)         --
Jeffrey J. Kaplan(5)..........   1996     190,000     30,000           1,864             90,000            --
  Executive Vice President       1995     190,000     30,000           1,866                 --            --
  Chief Financial Officer        1994          --         --              --            271,818            --
  and Director
Kenneth D. Lorber.............   1996     115,000         --             797             25,000            --
  Vice President; President      1995          --         --              --                 --            --
  of Post Edge                   1994          --         --              --                 --            --
Adrien Macaluso(6)............   1996     178,000     63,421           1,875             60,000            --
  Vice President; President      1995     160,000     64,640           1,865                 --            --
  of Audio Plus Video            1994          --         --              --             60,000            --
Dominic Pandolfino(7).........   1996      86,729         --             951                 --            --
  Vice President; Vice
    President                    1995     150,000         --           1,769                 --            --
  and General Manager            1994     139,904         --             620             15,000            --
  of MTE
Daniel Rosen..................   1996     229,808(8)  25,000           1,874             75,000            --
  Vice President; President      1995     200,000     50,000(9)        1,066                 --            --
  of MTE                         1994          --         --              --             75,000            --
Sylvester Timpanaro(7)........   1996      81,154         --             924                 --        37,500(10)
  Vice President; Executive      1995     150,000         --           1,804                 --            --
  Vice President Sales           1994     139,904         --             620             15,000            --
  of MTE

---------------
 (1) The amounts set forth in this column represent matching contributions by the Company on behalf of the Named Executive Officers under the Company's 401(k) plan.

 (2) Excludes items which are, in the aggregate, less than $50,000 or 10% of the executive's total annual salary and bonus.

 (3) All options granted to the Named Executive Officers in the 1996 fiscal year represent the replacement of options which had been previously granted under the 1993 Plan. Such replacement options were granted upon revised terms, including, without limitation, a three-year vesting period commencing in the 1996 fiscal year and a range in exercise prices from $4.00 to $6.00 per share. See "-- Option Grants in Last Fiscal Year" and "-- Long-Term Incentive Plans -- Awards in the Last Fiscal Year."

 (4) Does not include options to acquire an aggregate of 208,250 shares of Common Stock granted by the stockholders of the Company's predecessor to Mr. Irwin in consideration for his interest in the predecessor at exercise prices which ranged from $1.80 to $7.78 per share. Mr. Irwin exercised a portion of such options on January 5, 1996, pursuant to which he acquired 69,417 shares of Common Stock for $1.80 per share. The remainder of such options expired in December 1995.

 (5) Mr. Kaplan resigned as an officer of the Company in February 1997.

 (6) In March 1997, Mr. Macaluso notified the Company of his intention to terminate his employment effective March 1998.

 (7) Messrs. Pandolfino and Timpanaro's compensation only includes salary and matching contributions by the Company under the Company's 401(k) plan through March 1, 1996 and February 1, 1996, respectively, the effective dates of the resignations of such officers in the 1996 fiscal year.

 (8) Includes $4,808 of retroactive compensation attributable from May 1, 1995 to July 31, 1995 in connection with the approval by the Compensation Committee of an increase in Mr. Rosen's base compensation, effective as of May 1, 1995, to $225,000 per annum.

 (9) Represents a $25,000 signing bonus paid on August 1, 1994 and a guaranteed bonus of $25,000 for the 1995 fiscal year. See "-- Employment Arrangements."

(10) In connection with his resignation, effective as of February 1, 1996, Mr. Timpanaro agreed not to compete with the Company, or be employed by a competitor thereof, for a period of one year in consideration of $75,000, payable in monthly installments.

     Option Grants in Last Fiscal Year

     The following table provides information with respect to the grant of stock options during the 1996 fiscal year to the Named Executive Officers. Only information concerning those Named Executive Officers who received option grants in the 1996 fiscal year is provided.

                                                                                                 POTENTIAL
                                                                                                 REALIZABLE
                                                                                              VALUE AT ASSUMED
                                                                                              ANNUAL RATES OF
                                                    % OF TOTAL                                     STOCK
                                 NUMBER OF        OPTIONS GRANTED                            PRICE APPRECIATION
                                 SECURITIES       TO EMPLOYEES IN   EXERCISE                 FOR OPTION TERM(5)
                             UNDERLYING OPTIONS     FISCAL YEAR     PRICE PER   EXPIRATION   ------------------
NAME                             GRANTED(1)            1996         SHARE($)       DATE      5% ($)    10% ($)
---------------------------  ------------------   ---------------   ---------   ----------   -------   --------
Martin Irwin...............        40,000(2)            9.37           4.00       4/10/06    $59,901   $190,155
                                   40,000(3)            9.37           5.00       4/10/06     19,901    150,155
                                   40,000(4)            9.37           6.00       4/10/06          0    110,155
Jeffrey J. Kaplan..........        30,000(2)            7.03           4.00       4/10/06     44,926    142,616
                                   30,000(3)            7.03           5.00       4/10/06     14,926    112,616
                                   30,000(4)            7.03           6.00       4/10/06          0     82,616
Kenneth D. Lorber..........         8,333(2)            1.95           4.00       4/10/06     12,479     39,614
                                    8,334(3)            1.95           5.00       4/10/06      4,146     31,285
                                    8,333(4)            1.95           6.00       4/10/06          0     22,948
Adrien Macaluso............        20,000(2)            4.68           4.00       4/10/06     29,950     95,078
                                   20,000(3)            4.68           5.00       4/10/06      9,950     75,078
                                   20,000(4)            4.68           6.00       4/10/06          0     55,078
Daniel Rosen...............        25,000(2)            5.86           4.00       4/10/06     37,438    118,847
                                   25,000(3)            5.86           5.00       4/10/06     12,438     93,847
                                   25,000(4)            5.86           6.00       4/10/06          0     68,847

---------------
(1) All option grants represent the replacement of options which had been previously granted under the 1993 Plan. For purposes of this table, such grants have been broken down according to the exercise price thereof.

(2) Vested on April 10, 1997.

(3) Vests on April 10, 1998.

(4) Vests on April 10, 1999.

(5) Valuation is based upon the potential realizable dollar value of the replacement option grants with assumed rates of appreciation of 5% and 10% per annum from the date of grant to the end of the option term.

     Aggregated Option Exercises and Fiscal Year-End Option Value Table

     The following table provides information with respect to the exercise of stock options during the 1996 fiscal year by the Named Executive Officers and the value of unexercised options owned by the Named Executive Officers at July 31, 1996.

                                                             NUMBER OF SECURITIES
                                 NUMBER OF                  UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                  SHARES                          OPTIONS AT            IN-THE-MONEY OPTIONS AT
                                ACQUIRED ON     VALUE            JULY 31, 1996          JULY 31, 1996($)(1)(2)
NAME                             EXERCISE     REALIZED($)  EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
------------------------------  -----------   ----------   -------------------------   -------------------------
Martin Irwin..................     69,417     161,394.50        0/120,000                         0/0
Jeffrey J. Kaplan.............         --             --     181,818/ 90,000                      0/0
Kenneth D. Lorber.............         --             --        0/ 25,000                         0/0
Adrien Macaluso...............         --             --        0/ 60,000                         0/0
Dominic Pandolfino............         --             --        0/      0                         0/0
Daniel Rosen..................         --             --        0/ 75,000                         0/0
Sylvester Timpanaro...........         --             --        0/      0                         0/0

---------------
(1) The value is based on the excess of the market price of the Common Stock at July 31, 1996 over the exercise price of the unexercised options.

(2) At July 31, 1996, the closing bid price of the Common Stock on The Nasdaq National Market was $4 per share.

(3) On January 5, 1996, Mr. Irwin exercised options to purchase 69,417 shares of Common Stock for $1.80 per share in connection with options to purchase an aggregate of 208,250 shares of Common Stock granted by the stockholders of the Company's predecessor to Mr. Irwin in consideration for his interest in the predecessor at exercise prices which ranged from $1.80 to $7.78 per share. The remainder of such options expired in December 1995. The value realized is calculated by determining the difference between the fair market value of the Common Stock underlying the options exercised and the exercise price of such options. At January 5, 1996, the closing bid price of the Common Stock on The Nasdaq National Market was $4 1/8 per share.

     Long-Term Incentive Plans -- Awards in the Last Fiscal Year

     The following table provides information with respect to each award made to the Named Executive Officers under the 1993 Plan during the 1996 fiscal year. Only information concerning those Named Executive Officers who received such awards during the 1996 fiscal year is provided.

                                                       NUMBER OF SHARES
NAME                                             UNDERLYING OPTIONS GRANTED(1)     VESTING PERIOD(2)
-----------------------------------------------  -----------------------------     -----------------
Martin Irwin...................................             120,000                4/10/96 -- 4/10/99
Jeffrey J. Kaplan..............................              90,000                4/10/96 -- 4/10/99
Kenneth D. Lorber..............................              25,000                4/10/96 -- 4/10/99
Adrien Macaluso................................              60,000                4/10/96 -- 4/10/99
Daniel Rosen...................................              75,000                4/10/96 -- 4/10/99

---------------
(1) All options granted to the Named Executive Officers in the 1996 fiscal year represent the replacement of options which had been previously granted under the 1993 Plan. Such replacement options were granted under revised terms, including, without limitation, a range in exercise prices from $4.00 to $6.00 per share.

(2) All replacement options vest in equal installments on each of April 10, 1997, 1998 and 1999.

     Employment Arrangements

     Prior to the consummation of the Initial Public Offering, the Company entered into employment contracts with Messrs. Irwin, Kaplan and Macaluso, each having a term commencing on February 8, 1994 and ending three (3) years thereafter, or twelve months following notice of termination by either party, whichever is later.

     Mr. Irwin's contract provides for base compensation of $220,000 per annum and a bonus equal to two percent (2%) of his base salary for each one percent (1%) increase over certain Company earnings per share target levels ($0.70 per share for the 1996 fiscal year) to be established annually by the Compensation Committee. Effective as of February 15, 1996, Mr. Irwin's base compensation was increased to $250,000 per annum.

     Mr. Kaplan's contract provided for base compensation of $190,000 per annum and a bonus calculated in the same fashion as Mr. Irwin's. Mr. Kaplan resigned as an officer of the Company in February 1997. See "CERTAIN TRANSACTIONS."

     Mr. Macaluso's contract provides for base compensation of $160,000 per annum and a bonus equal to two percent (2%) of his base salary for each one percent (1%) increase in the profitability of Audio Plus Video and its subsidiaries compared to the prior year. Effective as of February 15, 1996, Mr. Macaluso's base compensation was increased to $200,000 per annum. In March 1997, Mr. Macaluso notified the Company of his intention to terminate his employment effective March 1998.

     The Company entered into an employment contract with Mr. Rosen, with a term commencing on May 23, 1994 and ending on May 22, 1997 or twelve months following a notice of termination by either party, whichever is later. Mr. Rosen's contract provides for base compensation of $200,000 per annum and a bonus calculated in the same fashion as Mr. Macaluso's, except that profitability relates to MTE and its subsidiaries. Effective as of May 1, 1995, Mr. Rosen's base compensation was increased to $225,000 per annum.

     Each of the above-referenced employment agreements provide that (i) the Compensation Committee may award a discretionary bonus to the executive under certain circumstances, (ii) the employee will be entitled to participate in such compensation plans, incentive plans, group life, health, accident, disability and hospitalization insurance plans, pension plans and retirement plans as the Company may make available to its other executive employees, and (iii) upon termination without cause, the employee is entitled to receive his annual base compensation and any incentive compensation for the remainder of the originally scheduled term of the agreement. Termination for cause includes termination for breach, nonperformance, fraud or conviction of a felony. Additionally, each such employment agreement provides that the employee is entitled to terminate his employment at any time during the six-month period following any "change in control" (as defined in the 1993 Plan; a copy of such definition is included in Appendix E hereto) that results in a material diminution in the capacity and terms of his employment. Any such termination will be treated as a termination without cause. See "-- Interests of Certain Persons in the Merger."

     The Company and CABANA corp., formerly known as Big Picture/Even Time Limited ("BPET"), entered into an employment contract with Jane Stuart, with a term commencing on May 4, 1995 and ending on May 4, 2000. Ms. Stuart's contract provides for base compensation of $100,000 per annum. Under her employment contract, Ms. Stuart is entitled to participate in all stock option and other equity related incentive programs, group life, health, accident, disability and hospitalization insurance plans, pension plans and retirement plans as the Company may make available to its other executive employees. Upon termination without cause, Ms. Stuart is entitled to receive her annual base compensation for the remainder of the originally scheduled term of the employment contract. Termination for cause includes termination for breach, nonperformance, fraud or conviction of a felony. Ms. Stuart is a partner in BPET Partnership, a New York general partnership, which pursuant to a purchase agreement (the "BP/ET Purchase Agreement"), dated as of April 25, 1995, by and among the Company, BPET and certain other parties, is entitled to certain contingent purchase price payments based on (i) increases in the profitability of BPET and (ii) increases in the amount of post-production work performed for BPET or directed by BPET to the Company, over a certain base number, for the twelve-month period ended April 30, 1996, up to a maximum amount of $1,920,000 in additional purchase price payments. In connection therewith, BPET Partnership received $342,000 during the 1996 fiscal year. See "CERTAIN TRANSACTIONS."

     Post Edge entered into an employment contract with Kenneth D. Lorber with a term commencing on June 1, 1995 and ending on May 31, 1998, or twelve months following notice of termination by either party, whichever is later. Mr. Lorber's contract provides for base compensation of $115,000 per annum and a bonus equal to a percentage of his base salary for any fiscal year within the term that the targets set in the business plan of Post Edge are achieved. Under his employment contract, Mr. Lorber is entitled to participate in such compensation plans, incentive plans, group life, health, accident, disability and hospitalization insurance plans, pension plans and retirement plans as Post Edge may make available to its other executive employees. Upon termination without cause, Mr. Lorber is entitled to receive his annual base compensation and any incentive compensation for the remainder of the originally scheduled term of the contract. Termination for cause includes termination for breach, nonperformance, fraud or conviction of a felony. Mr. Lorber is entitled to terminate his employment at any time during the six-month period following any "change in control" (as defined in the 1993 Plan; a copy of such definition is included in Appendix E hereto) that results in a material diminution in the capacity and terms of his employment. Any such termination will be treated as a termination without cause.

BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date (unless otherwise indicated) and immediately after the Effective Time (based upon the number of shares of Common Stock outstanding as of the Record Date) by (a) the persons who are known to the Company to be the beneficial owners of more than five percent (5%) of the Common Stock, (b) each stockholder of Video, (c) each current and proposed director of the Company, (d) each Named Executive Officer (as defined in "-- Executive Compensation") and (e) all officers and directors of the Company as a group. Unless otherwise indicated, each of the persons or entities listed below exercises sole voting and investment power over the shares that each of them beneficially owns.

                                                                             COMMON
                                          COMMON                             STOCK
                                        STOCK AS OF         PERCENT        AFTER THE             PERCENT
                NAME                  THE RECORD DATE       OF CLASS         MERGER              OF CLASS
------------------------------------  ---------------       --------       ----------            --------
BENEFICIAL OWNERS:
The Equitable Companies
  Incorporated, The Equitable Life
  Assurance Society of the United
  States, Equitable Deal Flow Fund,
  L.P. and Equitable Capital
  Management Corporation(1).........        2,562,105         41.15%        2,562,105              19.35%
Goldman, Sachs & Co.(2)(3)..........          463,000          7.44%          463,000               3.50%
Sandler Capital Management, Sandler
  Associates and J.K. Media(4)......        1,096,000         17.60%        1,096,000               8.28%
VIDEO STOCKHOLDERS:
Louis H. Siracusano.................          215,596(5)       3.46%        3,352,882(6)           25.33%
Arnold P. Ferolito..................          213,096(5)       3.42%        3,350,382(6)           25.31%
Donald H. Buck......................          213,096(5)       3.42%          525,681(6)            3.97%
DIRECTORS:
Robert H. Alter.....................            9,000             *             9,000                  *
Julius Barnathan(7).................           12,000             *            42,000(8)               *
Terrence A. Elkes(9)(10)(11)(12)....          516,012          8.25%          516,012               3.90%
Kenneth F. Gorman(9)(10)(11)(13)....          291,012          4.65%          291,012               2.20%
Martin Irwin........................          109,417(14)      1.75%          264,417(14)(15)       1.97%
Jeffrey J. Kaplan(16)...............          271,818          4.18%          271,818               2.05%
Louis H. Siracusano (see above).....
Raymond L. Steele...................               --            --                --                 --

                                                                             COMMON
                                          COMMON                             STOCK
                                        STOCK AS OF         PERCENT        AFTER THE             PERCENT
                NAME                  THE RECORD DATE       OF CLASS         MERGER              OF CLASS
------------------------------------     ---------           -----         ---------              -----
Frank Stillo........................           15,000(17)         *            15,000(17)              *
Kenneth D. Lorber...................            8,333(18)         *            25,000(18)(19)          *
Adrien Macaluso.....................           20,000(20)         *            60,000(20)(21)          *
Dominic Pandolfino(22)..............               --            --                --                 --
Daniel Rosen........................           36,250(23)         *            86,250(23)(24)          *
Sylvester Timpanaro(25).............               --            --                --                 --
All current directors and executive
  officers as a group, consisting of
  12 persons........................        1,501,938(26)     23.38%        4,991,342(26)(27)      35.67%

---------------
*     Less than 1%.

(1) Based on a Schedule 13D filed on November 8, 1996. The business address of The Equitable Companies Incorporated ("Equitable"), The Equitable Life Assurance Society of the United States ("ELAS"), Equitable Deal Flow Fund, L.P. ("EDFF") and Equitable Capital Management Corporation ("ECMC") is 787 Seventh Avenue, New York, New York 10019. ELAS is a wholly-owned subsidiary of Equitable and is the general partner of the general partner of EDFF. ECMC is the investment manager of EDFF. EDFF is the record holder of 1,633,758 shares of Common Stock (approximately 26% prior to the Merger) and ELAS is the record holder of 928,347 shares of Common Stock (approximately 15% prior to the Merger). ELAS also beneficially owns indirectly the 1,633,758 shares held by EDFF through its control of EDFF. Because of its ownership of ELAS, Equitable may be deemed to beneficially own indirectly the 2,562,105 shares of Common Stock held by ELAS and EDFF. Certain other persons and entities (AXA Assurances I.A.R.D. Mutuelle; AXA Assurances Vie Mutuelle; Alpha Assurances I.A.R.D. Mutuelle; Alpha Assurances Vie Mutuelle; AXA Courtage Assurance Mutuelle; Finaxa; AXA; Claude Bebear, Patrice Garnier and Henri de Clermont-Tonnerre) may also be deemed to beneficially own indirectly such 2,562,105 shares because of their relationships to Equitable; however, all of these parties expressly disclaim any beneficial ownership of these shares. Messrs. Terrence A. Elkes and Kenneth F. Gorman each has an option to purchase 149,512 shares of such Common Stock. Such options were granted by Holdings in connection with the Initial Public Offering and Acquisition (and assumed by Equitable as a result of its acquisition of the underlying shares of Common Stock from Holdings). These non-transferable options are exercisable at $2.06 per share and terminate in February 2000. See "CERTAIN TRANSACTIONS."

(2) Based on information provided by Goldman Sachs & Co. as of March 31, 1997. These shares are held by Goldman, Sachs & Co. in its capacity as the investment adviser to numerous entities. Goldman, Sachs & Co. and its affiliates disclaim beneficial ownership of these shares. The address of Goldman, Sachs & Co. is 85 Broad Street, New York, NY 10004.

(3) Includes 432,000 shares beneficially owned by Goldman Sachs Small Cap Equity Fund (the "Fund") for which Goldman, Sachs & Co. acts as investment adviser. The Fund is a separate portfolio of Goldman Sachs Equity Portfolios, Inc., an open-end management investment company. The address of the Fund is One New York Plaza, New York, NY 10004.

(4) Based on Amendment No. 3 dated February 1, 1996 to a Schedule 13D filed by Sandler Capital Management, Sandler Associates and J.K. Media. Of such shares, 921,000 are held by Sandler Capital Management, 155,000 are held by Sandler Associates and 20,000 are held by J.K. Media. The business address of these entities is 767 Fifth Avenue, New York, New York 10153.

(5) Includes 212,096 shares of Common Stock owned by Video as of the Record Date which each of Messrs. Siracusano, Ferolito and Buck is deemed to beneficially own as a result of his relationship with Video. Such shares will be cancelled as of the Effective Time of the Merger. See
     "-- Conversion of Video Common Stock." Messrs. Elkes and Gorman each has an option to purchase 30,000 of such shares, which options will be cancelled as of the Effective Time of the Merger. Mr. Barnathan also has an option to purchase 5,000 of such shares, which options also will be cancelled as of the Effective Time of the Merger. See footnote (10) and "-- Resale Restrictions."

(6) Messrs. Elkes and Gorman will have an option to purchase 14,616; 14,616 and 768 of Messrs. Siracusano's, Ferolito's and Buck's shares, respectively. Mr. Barnathan will have an option to purchase 17,052; 17,052 and 896 of Messrs. Siracusano's, Ferolito's and Buck's shares, respectively. Mr. Irwin also will receive, at the Effective Time of the Merger, an option to purchase 36,540; 36,540 and 1,920 of Messrs. Siracusano's, Ferolito's and Buck's shares, respectively. See footnote (10) and "Resale Restrictions."

(7) Includes options to purchase 5,000 shares of Common Stock at an exercise price of $1.00 per share granted by Video to Mr. Barnathan, which options will be cancelled as of the Effective Time of the Merger and replaced with options to purchase the same number of shares of Common Stock on the same terms and conditions from Video's stockholders.

(8) Includes options to purchase approximately 30,000 shares of Common Stock to be granted by Video's stockholders to Mr. Barnathan at the Effective Time of the Merger at an exercise price of $2.00 per share in replacement of options to purchase 11,123 shares of Video Common Stock which will be cancelled as of the Effective Time of the Merger.

(9) Includes five-year, non-qualified options to purchase 30,000 shares of Common Stock at an exercise price of $11.00 per share granted by the Company as of February 15, 1994 to each of Messrs. Elkes and Gorman in connection with the Initial Public Offering and the Acquisition. Such options vested three (3) months after the consummation of the Initial Public Offering and are non-transferable. See "CERTAIN TRANSACTIONS."

(10) Includes five-year options to purchase 30,000 shares of Common Stock at an exercise price of $11.00 per share granted by Video as of the date of the consummation of the Initial Public Offering to each of Messrs. Elkes and Gorman in connection with the Initial Public Offering and the Acquisition. Such options vested three (3) months after the consummation of the Initial Public Offering and are non-transferable. Such options will be cancelled as of the Effective Time of the Merger and replaced with options to purchase the same number of shares of Common Stock on the same terms and conditions from the Video stockholders. See footnote (5), "-- Resale Restrictions" and "CERTAIN TRANSACTIONS."

(11) Includes six-year, non-qualified options to purchase 149,512 shares of Common Stock at an exercise price of $2.06 per share granted by Holdings (and assumed by Equitable) as of the date of the consummation of the Initial Public Offering to each of Messrs. Elkes and Gorman in connection with the Initial Public Offering and the Acquisition, and in settlement of Apollo's rights under a certain contract with Holdings. Such options are non-transferable and vested after January 1, 1995. See footnote (1).

(12) Includes 10,000 shares owned by Mr. Elkes' children. Mr. Elkes disclaims beneficial ownership of all such shares.

(13) Includes 2,000 shares owned by Mr. Gorman's children and 3,000 shares owned by Mr. Gorman's grandchildren. Mr. Gorman disclaims beneficial ownership of all such shares.

(14) Includes options to purchase 40,000 shares of Common Stock granted to Mr. Irwin under the 1993 Plan, exercisable at prices ranging from $4.00 to $6.00 per share.

(15) Includes options to purchase an additional 80,000 shares of Common Stock granted to Mr. Irwin under the 1993 Plan, exercisable at prices ranging from $4.00 to $6.00 per share, which vest upon consummation of the Merger. Also includes options to purchase an aggregate of 75,000 shares of Common Stock at an exercise price of $0.75 per share to be granted by Messrs. Siracusano, Ferolito and Buck. See "-- Interests of Certain Persons in the Merger."

(16) Includes options to purchase 271,818 shares of Common Stock granted to Mr. Kaplan, of which 90,000 were issued under the 1993 Plan, exercisable at prices ranging from $4.00 to $9.35 per share.

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

(17) Includes 14,000 shares of Common Stock owned by the Frank Stillo Children's Trust, of which Mr. Stillo's wife is the trustee. Mr. Stillo disclaims beneficial ownership of such shares.

(18) Includes options to purchase 8,333 shares of Common Stock granted to Mr. Lorber under the 1993 Plan, exercisable at prices ranging from $4.00 to $6.00 per share.

(19) Includes options to purchase an additional 16,667 shares of Common Stock granted to Mr. Lorber under the 1993 Plan, exercisable at prices ranging from $4.00 to $6.00 per share, which vest upon consummation of the Merger. See "-- Interests of Certain Persons in the Merger."

(20) Includes options to purchase 20,000 shares of Common Stock granted to Mr. Macaluso under the 1993 Plan, exercisable at prices ranging from $4.00 to $6.00 per share. See "-- Interests of Certain Persons in the Merger." In March 1997, Mr. Macaluso notified the Company of his intention to terminate his employment effective March 1998.

(21) Includes options to purchase an additional 40,000 shares of Common Stock granted to Mr. Macaluso under the 1993 Plan, exercisable at prices ranging from $4.00 to $6.00 per share, which vest upon consummation of the Merger. See "-- Interests of Certain Persons in the Merger."

(22) Mr. Pandolfino resigned as an officer of the Company effective March 1, 1996.

(23) Includes (i) options to purchase 25,000 shares of Common Stock granted to Mr. Rosen under the 1993 Plan, exercisable at prices ranging from $4.00 to $6.00 per share, and (ii) shares of Common Stock owned by Mr. Rosen's son and the Ned Rosen Trust, of which Mr. Rosen is the trustee, in the amounts of 1,250 and 5,000, respectively. Mr. Rosen disclaims beneficial ownership of all shares of Common Stock owned by his son and the Ned Rosen Trust.

(24) Includes options to purchase an additional 50,000 shares of Common Stock granted to Mr. Rosen under the 1993 Plan, exercisable at prices ranging from $4.00 to $6.00 per share, which vest upon consummation of the Merger. See "-- Interests of Certain Persons in the Merger."

(25) Mr. Timpanaro resigned as an officer of the Company effective as of February 1, 1996.

(26) Includes options to purchase an aggregate of 195,833 shares of Common Stock granted to the Company's current directors and executive officers under the 1993 Plan and certain other options. See footnotes above.

(27) Includes options to purchase an additional aggregate of 211,667 shares of Common Stock granted to the Company's directors and executive officers under the 1993 Plan which vest upon consummation of the Merger and certain other options. See "-- Interests of Certain Persons in the Merger." See footnotes above.

CONVERSION OF VIDEO COMMON STOCK

     At the Effective Time, all of the shares of Video Common Stock outstanding immediately prior to the Effective Time will be converted into the right to receive an aggregate of 7,011,349 shares of Common Stock (plus an additional 212,096 shares of the Common Stock which will replace an equal number of shares of the Common Stock currently owned by Video which will be cancelled upon the Merger). No fractional shares of Common Stock will be issued in the Merger. See "-- Background of the Merger" and "-- Beneficial Ownership of Common Stock."

     As of July 14, 1997, 6,226,958 shares of Common Stock were outstanding and held by 512 record holders and 2,678,162 shares of Video Common Stock were outstanding and held by the following three (3) persons: Louis H. Siracusano, Arnold P. Ferolito and Donald H. Buck. Immediately after the Effective Time, each of Messrs. Siracusano, Ferolito and Buck will be the beneficial owner of approximately 25.33%, 25.31% and 3.97%, respectively, of the total number of shares of Common Stock then outstanding (based on the number of shares of Common Stock outstanding as of the Record Date). See "-- Beneficial Ownership of Common Stock."

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

REPRESENTATIONS AND WARRANTIES

     The Merger Agreement contains various customary representations and warranties relating to, among other things: (i) the due organization, power, authority and standing of the Company and Video and similar corporate matters;
(ii) the authorization, execution, delivery and enforceability of the Merger Agreement; (iii) the capital structure of the Company and Video; (iv) non-contravention of certificate of incorporation, by-laws, agreements or law;
(v) required consents or approvals; (vi) certain documents filed by the Company with the Commission and certain financial information of Video, and the accuracy of such information; (vii) the accuracy of information provided for inclusion in this Proxy Statement; (viii) litigation; (ix) taxes; (x) employee benefit plans;
(xi) labor relations; (xii) compliance with law; (xiii) insurance; (xiv) title to real properties; (xv) environmental matters; (xvi) contracts; (xvii) intellectual property rights; (xviii) related party transactions; (xix) no material undisclosed liabilities; (xx) brokers or finders; (xxi) subsidiaries;
(xxii) title to and condition of personal property; (xxiii) status of agreements and business relationships; (xxiv) customers and suppliers; (xxv) absence of certain commercial practices; and (xxvi) books and records.

     The Merger Agreement also contains representations and warranties of Video's stockholders relating to the ownership of the Video Common Stock, authority relative to the Merger Agreement and information provided for inclusion in this Proxy Statement.

CERTAIN COVENANTS

     General. The Company and Video have each agreed, among other things, prior to the consummation of the Merger: (i) to operate in the ordinary course of business and in a manner consistent with past practice; (ii) not to make any charter or by-law amendments; (iii) not to issue any securities or rights to acquire securities (except by the Company pursuant to the exercise of certain outstanding derivative securities or by Video in connection with the Contribution transaction referred to below); (iv) not to declare or pay any dividends or make any changes in its capital stock; (v) not to make any acquisitions or dispositions of assets (other than in the ordinary course of business and under certain circumstances more fully described in the Merger Agreement); (vi) not to incur any additional debt (other than in the ordinary course of business and consistent with past practice or as otherwise permitted in the Merger Agreement); (vii) not to make any changes in compensation arrangements (other than normal increases in the ordinary course of business or pursuant to existing agreements or plans or as otherwise disclosed); and (viii) to cooperate in the preparation of this Proxy Statement.

     Spin-Off Transaction. The Merger Agreement provides that, prior to the Merger, Video will dispose of its ownership interests in the following subsidiaries: Videotape Distributors, Inc. ("VTDI"); Video Dub, Inc. ("VDI"); VSC Post Production, Inc.; VSC Video, Inc.; Concept Editing, Inc.; VSC Communications, Inc.; Martin Audio/Video Corporation; Nova Manufacturing, Inc.; and Cassette Dub, Inc. The Company had determined that the acquisition of such subsidiaries in the Merger would not be beneficial to the Company because of their immaterial projected revenue and earnings contributions and, accordingly, required Video to dispose of them prior to the Merger. See "CERTAIN TRANSACTIONS." VTDI is a non-retail reseller of new videotape and related accessories such as tape boxes and reels and VDI is a non-retail tape duplication and post-production company that duplicates commercials for advertisers and programs for program syndicators and other entities. VDI's principal facility located in New York City and the assets located there were contributed to a joint venture with Virgin Digital Studios Inc. in February 1997. The assets of VTDI and VDI as of March 31, 1997 consisted of net accounts receivable ($1,506,000), inventories ($754,000), prepaid expenses and other current assets ($29,000), net fixed assets ($179,000) and other assets of $183,000. The liabilities of VTDI and VDI as of March 31, 1997 consisted of accounts payable and accrued expenses ($1,685,000) and other current liabilities of $319,000. Losses from operations of VTDI and VDI amounted to $682,000 for the nine months ended March 31, 1997, net of applicable income tax benefit of $474,000. The estimated loss on disposal of VTDI and VDI amounted to $1,029,000, net of applicable income tax benefit of $134,000. Revenues of VTDI and VDI were $8,371,000 for the nine months ended March 31, 1997. None of the other companies to be spun-off prior to the Merger own any assets or liabilities, or maintain any operations.

     The only subsidiaries of Video immediately prior to the Effective Time will be AFA; VRI; Atlantic Satellite; Waterfront, VSC Corporation and two (2) subsidiaries that will merge with two Subchapter S corporations, which are the sole partners of MAL Partners and L.I.M.A. Partners, in order to effect the transfer to the Company of certain real estate interests held by these corporations. See "-- Contribution" below.

     Contribution. The Merger Agreement provides that, prior to the Merger, the following assets will have been contributed to Video (or a subsidiary thereof) without the payment of any consideration (other than shares of Video Common Stock and the assumption of any indebtedness related to these assets, which indebtedness shall not exceed an aggregate of $5,000,000 on the Effective Time and which indebtedness shall be on customary terms and conditions): (a) the land and buildings located at 240 Pegasus Avenue, Northvale, New Jersey and 183 Oak Tree Road, Tappan, New York (which land and buildings are owned by the Subchapter S corporations); and (b) a sublease (the "Mirror Sublease") of the building located at 235 Pegasus Avenue, Northvale, New Jersey. The Mirror Sublease will be a lease from a newly-formed entity owned by Messrs. Siracusano and Ferolito formed solely for the purposes of, and the actions of which are limited to, acting as lessor under the Mirror Sublease and as lessee under the master lease relating to 235 Pegasus Avenue, and actions related thereto. The terms of the Mirror Sublease will mirror the terms of the master lease except that the term will be one day shorter and payments will be due one day earlier. Approximately eight (8) acres of undeveloped property located on Union Street, Northvale, New Jersey have already been sold to Video by its principal stockholders.

     No Solicitation of Alternative Transactions. The Merger Agreement provides that neither the Company nor Video (and each will direct its respective officers, directors, employees and any investment banker, financial advisor, attorney, accountant or other representative not to): (i) solicit or otherwise encourage any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, any Acquisition Proposal (as defined below) with respect to it or any of its subsidiaries or (ii) agree to or endorse any Acquisition Proposal with respect to it or any of its subsidiaries or engage in negotiations, provide any nonpublic information to, or have any discussions with, any person or entity relating to any Acquisition Proposal, with respect to it or any of its subsidiaries; provided, however, that either company may (a) furnish information to, or enter into discussions or negotiations with, any person or entity that makes an unsolicited contact in connection with an Acquisition Proposal if, and only to the extent that, such company's Board of Directors determines in good faith, based upon the advice of its outside legal counsel, that such action is required for such Board of Directors to comply with its fiduciary duties to such company's stockholders imposed by law or (b) take or disclose to such company's stockholders a position with respect to any Acquisition Proposal or the Merger that, in the judgment of such Board of Directors, as determined in good faith based upon the advice of its outside legal counsel, is required for such Board of Directors to comply with its fiduciary duties to such company's stockholders imposed by law, provided that in each case such company will give at least one (1) day prior written notice to the other company.

     An "Acquisition Proposal" means any proposal or offer involving (A) a merger, consolidation, share exchange, recapitalization, business combination or other similar transaction with respect to any party or its subsidiaries; (B) any sale, lease, exchange, transfer or other disposition of any assets of, or securities issued by, any party or its subsidiaries (other than an immaterial portion thereof disposed of in the ordinary course of business); or (C) any tender or exchange offer for all or any portion of the outstanding shares of capital stock of any party.

     Indemnification of Directors and Officers. The Merger Agreement provides that, for a period of six (6) years after the Effective Time, the Company will not amend Article 9 of its Certificate of Incorporation (as in effect at the Effective Time) in a manner that would adversely affect the rights thereunder of any individuals who at any time prior to and at the Effective Time were or are directors or officers of the Company in respect of their terms of office or acts or omissions occurring at or prior to or after the Effective Time (including, without limitation, the transactions contemplated by the Merger Agreement) unless such amendment or modification is required by law. See "DESCRIPTION OF CAPITAL STOCK -- Limitation of Liability of Directors and Officers."

     Further, after the Effective Time, the Company will, to the fullest extent permitted under applicable law, indemnify and hold harmless each present and former director, officer, employee, fiduciary and agent of the

Company, Video and their respective subsidiaries and each fiduciary and agent of each such director and officer (collectively, the "Fiduciary Indemnified Parties") against all costs and expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), whether civil, criminal, administrative or investigative, arising out of or pertaining to any action or omission in their capacity as a director, officer, employee, fiduciary or agent, whether occurring before or after the Effective Time, until the expiration of the statute of limitations relating thereto (and will pay any expenses in advance of the final disposition of such action or proceeding to each Fiduciary Indemnified Party to the fullest extent permitted under the DGCL upon receipt from the Fiduciary Indemnified Party to whom expenses are advanced of any undertaking to repay such advances required under the DGCL). In the event of any such claim, action, suit, proceeding or investigation, the Company will pay the reasonable fees and expenses of counsel selected by the Fiduciary Indemnified Parties, which counsel selected by the Fiduciary Indemnified Parties will be reasonably satisfactory to the Company, promptly after statements therefor are received and the Company will cooperate in the defense of any such matter; provided, however, that the Company will not be liable for any settlement effected without its written consent (which consent will not be unreasonably delayed or withheld); and provided, further, that the Company will not be obligated to pay the fees and expenses of more than one counsel (plus appropriate local counsel) for all Fiduciary Indemnified Parties in any single action except to the extent that two or more of such Fiduciary Indemnified Parties will have conflicting interests in the outcome of such action, in which case such additional counsel (including local counsel) as may be required to avoid any such conflict or likely conflict may be retained by the Fiduciary Indemnified Parties at the expense of the Company; and provided further that, in the event that any claim for indemnification is asserted or made within the period prior to the expiration of the applicable statute of limitations, all rights to indemnification in respect of such claim will continue until the disposition of such claim.

     The Company will also use its reasonable efforts to maintain in effect for six (6) years from the Effective Time, if available, the current directors' and officers' liability insurance policies maintained by the Company and Video (provided that the Company may substitute therefor policies containing terms and conditions, including the amounts of coverage, which are not materially less favorable) with respect to matters occurring prior to the Effective Time, provided, however, that in no event shall the Company be required to expend more than an amount per year equal to 150% of current annual premiums paid by the Company and Video for such insurance.

     Registration. The Merger Agreement further provides that a condition to the consummation of the Merger is the effectiveness of a shelf registration statement on Form S-3 (the "Video Stockholders' Form S-3") filed by the Company under the Securities Act covering the resale by Video's stockholders of the Common Stock issuable in the Merger under the Securities Act. See "--Certain Factors -- Sale of Shares." The Video Stockholders' Form S-3 will also cover the sale by Equitable of its 2,562,105 shares of Common Stock. The Company will bear all expenses of such registration statement, except for fees and expenses of counsel for the selling stockholders and underwriters' discounts, fees and expenses, if any. The Company will not receive any of the proceeds from any such sale. The Merger Agreement and the other agreements executed in connection therewith provide for cross-indemnification of Video's stockholders and the Company, to the extent permitted by law, for losses, claims, damages, liabilities and expenses arising, under certain circumstances, out of such registration of Common Stock. See "-- Resale Restrictions" and "-- Registration Rights."

CONDITIONS TO CONSUMMATION OF THE MERGER

     The obligations of each of the Company and Video to consummate the Merger are subject to the following conditions: (i) the Stockholders' approval of the Merger Agreement and the transactions contemplated thereby; (ii) the inclusion of the shares of Common Stock issuable in the Merger on The Nasdaq National Market; (iii) the execution of the employment agreements by the Company with Messrs. Siracusano and Buck described above (See "-- Interests of Certain Persons in the Merger"); (iv) the receipt of all necessary third party and governmental approvals; (v) the absence of any injunction prohibiting the consummation of the Merger; (vi) the receipt of "comfort letters" from each of the accountants to the Company and Video; (vii) neither the Company nor Video, nor their respective subsidiaries, will be required by any governmental authority to hold separate, sell or otherwise dispose of any subsidiary or assets or properties, the effect of any of which would be to materially impair the value of the Merger; (viii) the receipt by the Board of Montgomery Securities' fairness opinion, and the bring-down and reissue thereof as of the date of this Proxy Statement; (ix) the refinancing of substantially all of the Company's and Video's outstanding long-term indebtedness (See "-- Refinancing");
(x) the effectiveness of the Video Stockholders' Form S-3; (xi) the execution of an escrow agreement relating to the indemnification obligations of Video's stockholders under the Merger Agreement (See "-- Survival of Representations, Warranties and Agreements; Indemnification"); and (xii) the Company being qualified to do business in New Jersey.

     In addition, the Company's obligations to consummate the Merger are also subject to certain other conditions (any one or more of which may be waived by the Company), including: (1) the accuracy of the representations and warranties of Video and its stockholders contained in the Merger Agreement; (2) Video's performance of and compliance in all material respects with all of its agreements and covenants contained in the Merger Agreement; (3) the absence of any material adverse change in the business, operations, properties (including intangible properties), condition (financial or otherwise), assets, liabilities or prospects of Video and its subsidiaries, taken as a whole; (4) the execution by Video's stockholders of an agreement relating to certain restrictions on the transfer of the shares of Common Stock issuable to them in the Merger (See
"-- Resale Restrictions"); (5) the contribution of certain real property interests to Video (See "-- Certain Covenants -- Contribution"); (6) the spin-off by Video of certain subsidiaries (See "-- Certain Covenants -- Spin-Off"); (7) the receipt of an environmental review and appraisal relating to Video's real property, the results of which are satisfactory to the Company; (8) the receipt of an opinion of counsel to Video (Gordon Altman Butowsky Weitzen Shalov & Wein) covering, among other things, the due organization, power, authority and standing of Video and similar corporate matters, the authorization, execution, delivery and enforceability of the Merger Agreement in respect of Video and its stockholders, the capital structure of Video, the non-contravention of the certificate of incorporation and by-laws of Video and certain other laws, and the receipt of certain required consents or approvals in respect of Video; (9) Video's Board of Directors and stockholders having taken all action necessary to consummate the Merger; (10) the receipt of all necessary third party and governmental approvals and all necessary filings and registrations having been made; and (11) the delivery of certain estoppel certificates, certificates of occupancy and surveys in respect of Video's real property to be transferred to the Company in the Merger.

     In addition, Video's obligations to consummate the Merger are also subject to certain other conditions (any one or more of which may be waived by Video), including: (a) the accuracy of the representations and warranties of the Company contained in the Merger Agreement; (b) the Company's performance of and compliance in all material respects with all of its agreements and covenants contained in the Merger Agreement; (c) the absence of any material adverse change in the business, operations, properties (including intangible properties), condition (financial or otherwise), assets, liabilities or prospects of the Company and its subsidiaries, taken as a whole; (d) the receipt of an opinion of counsel to the Company (Shereff, Friedman, Hoffman & Goodman, LLP) covering, among other things, the due organization, power, authority and standing of the Company, the authorization, execution, delivery and enforceability of the Merger Agreement in respect of the Company, the capital structure of the Company, the non-contravention of the certificate of incorporation and by-laws of the Company and certain laws, and the receipt of certain required consents or approvals by the Company in respect of the Merger;
(e) the receipt of an environmental review relating to the Company's real property, the results of which are satisfactory to Video; (f) the Company's execution of a registration rights agreement with Video's stockholders (See "-- Registration Rights"); (g) the Board having taken all action necessary to consummate the Merger; (h) the receipt of all necessary third party and governmental approvals and all necessary filings and registrations having been made; (i) the delivery of certain necessary estoppel certificates, certificates of occupancy and surveys in respect of the Company's real property; (j) the satisfaction of the requirements of Rule 16b-3(d)(1) of the Exchange Act in respect of the issuance of the Common Stock in the Merger; (k) the execution of a security agreement by the Company with each of Messrs. Siracusano and Ferolito in respect of the Mirror Lease; (l) Stockholder approval and adoption of the 1997 Plan; (m) the waiver by Messrs. Kaplan, Irwin, Elkes and Gorman of certain rights under the 1993 Plan and similar rights under all options granted to them (See "-- Interests of Certain Persons in the Merger"); (n) the execution of Mr. Ferolito's consulting agreement and Mr. Irwin's severance agreement (See "-- Interests of Certain Persons in the Merger"); and (o) the resignations of Messrs. Gorman and Kaplan from all offices and directorships they hold with the Company.

REFINANCING

     As noted above, the refinancing of substantially all of the Company's and Video's existing long-term indebtedness (other than $5,227,000 accreted amount of the Company's subordinated debt which will remain outstanding) is also a condition to the consummation of the Merger. The Company is currently a party to a $22,000,000 six-year senior secured term loan and $10,000,000 senior secured revolving credit facility for working capital purposes with a syndicate of financial institutions pursuant to a credit agreement entered into in May 1995 (and amended in September 1996 in respect of certain covenants). The loans are secured by all of the assets of the Company and its subsidiaries, as well as by all of the capital stock of such subsidiaries. The loans currently bear interest at The Bank of New York's Prime rate plus 0.375% or LIBOR (London Interbank Offered Rate) plus 1.75% per annum. The Company also pays a commitment fee equal to 0.375% on the unused amount of the revolving loan. As of April 30, 1997, the Company had outstanding direct borrowings of $15,560,000 outstanding under the term loan, bearing interest at 7.5% per annum, and $8,500,000 outstanding under the revolving loan, bearing interest at an average rate of 7.48% per annum. The Company also had outstanding under the revolving loan letters of credit aggregating $1,196,482 as of April 30, 1997.

     As of March 31, 1997, Video's long-term indebtedness consists of $380,045 principal amount of secured notes payable to equipment manufacturers at annual interest rates ranging from 9.9% to 12.25%, $2,925,336 principal amount of secured notes payable to credit institutions at annual interest rates ranging from 10.0% to 13.0% and $81,174 of debt pursuant to capital leases. This indebtedness includes indebtedness incurred by subsidiaries of Video that will be disposed and spun-off to Video's stockholders prior to the Merger. See "-- Certain Covenants -- Spin-Off Transactions." Video typically finances its capital requirements on a transactional basis, with lending institutions taking a security interest in specific equipment for the life of the loan, which is usually three to four years. Video has a $2,100,000 short-term line of credit ($1,759,000 outstanding at March 31, 1997) which is collateralized by accounts receivable and certain machinery and equipment and bears interest at prime plus 1.75%.

     Video has received a commitment letter from KeyBank in connection with the required refinancing and, based upon the terms and conditions contained in such letter, the Company and Video expect that the material terms and conditions of the contemplated refinancing will be as follows: (i) substantially all of the Company's and Video's existing long-term debt will be refinanced with a five-year facility (the "Facility") composed of a $33 million term loan and a $17 million revolving line of credit; (ii) the Facility will bear interest at KeyBank's prime rate or LIBOR plus a number of basis points based upon the Company's leverage ratio (funded debt divided by EBITDA), which, based upon the pro forma financial information contained herein, the Company anticipates initially being LIBOR plus 1.75% (the Company will have the option to choose the applicable interest rate); (iii) principal payments of $1 million per quarter in respect of the term loan portion of the Facility will be due beginning December 31, 1997 and such quarterly principal payments will increase to $1.25 million per quarter on December 31, 1998 and then increase to $1.75 million per quarter on December 31, 1999 and then further increase to $2.0 million per quarter on September 30, 2001 with a balloon payment of $3.75 million in respect of the term loan portion of the Facility due on September 30, 2002; (iv) the Facility will be secured by all of the assets of the Company and its subsidiaries (after giving effect to the Merger); (v) no significant gain or loss will result from the refinancing; (vi) the Facility will contain covenants which require the Company to maintain certain financial ratios, prohibit dividends and similar payments and restrict the incurrence of other indebtedness; and (vii) the Facility will be guaranteed by all of the Company's subsidiaries (after giving effect to the Merger). See "UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS." There can be no assurance, however, that the refinancing will be consummated on these terms. The Boards of Directors of the Company and Video have full discretion and authority to agree to such other terms and conditions in respect of the refinancing as they

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

deem appropriate or necessary. Moreover, the Boards of Directors of the Company and Video have the authority to waive compliance with this refinancing condition.

     It is anticipated that the proceeds of the new facility ($50 million consisting of a $33 million term loan and a $17 million revolving loan of credit) will be used as follows: approximately $25.7 million to refinance the Company's outstanding long-term indebtedness, approximately $3.4 million to refinance Video's outstanding long-term indebtedness to be assumed by the Company upon the Merger, approximately $1.8 million to refinance Video's outstanding short-term line of credit to be assumed by the Company upon the Merger and approximately $3.5 million to pay the fees and expenses incurred in connection with the Merger (See "-- Fairness Opinion" and "-- Compensation of Financial Advisor to Video"). The remainder of the facility (approximately $15.6 million) will be used for future working capital requirements and general corporate purposes.

     Certain subordinated debt of the Company incurred in connection with its acquisition of CABANA corp., formerly known as Big Picture/Even Time Limited ("BPET"), in May 1995 will still remain outstanding after the refinancing described above. This subordinated debt represents $6,350,000 aggregate principal amount of eight-year convertible notes, due May 4, 2003, which bear interest at the rate of 4% per annum and are convertible into shares of Common Stock at a conversion price of $14.00 per share after May 2000 and are redeemable after May 2001.

TERMINATION OF THE MERGER AGREEMENT

     Grounds for Termination. Under certain conditions, the Merger Agreement may be terminated at any time prior to the Effective Time, whether prior to or after approval of the Merger Agreement by the Stockholders. The conditions under which the Merger Agreement may be terminated include (i) by mutual consent of the Boards of Directors of the Company and Video; or (ii) by the Company: (A) if any condition to the obligation of the Company to close contained in the Merger Agreement has not been satisfied by October 15, 1997 (unless such failure is the result of the Company's breach of any of its representations, warranties, covenants or agreements contained in the Merger Agreement); or (B) if by October 15, 1997 the conditions to the obligations of Video to close contained in the Merger Agreement (except for those which have not been satisfied as a result of a breach by Video of any of its representations, warranties, covenants or agreements contained in the Merger Agreement) have been satisfied (or have been waived) and the Company is ready, willing and able to engage in the Closing but Video fails to engage in the Closing; or (iii) by Video: (A) if any condition to the obligation of Video to close contained in the Merger Agreement has not been satisfied by October 15, 1997 (unless such failure is the result of Video's breach of any of its representations, warranties, covenants or agreements contained in the Merger Agreement); or (B) if by October 15, 1997 the conditions to the obligations of the Company to close contained in the Merger Agreement (except for those which have not been satisfied as a result of a breach by the Company of any of its representations, warranties, covenants or agreements contained in the Merger Agreement) have been satisfied (or have been waived) and Video is ready, willing and able to engage in the Closing but the Company fails to engage in the Closing; or (iv) by either the Company or Video, in the event that the Board of Directors of the terminating party determines in good faith, based upon the advice of its outside legal counsel, that, under all then relevant circumstances, the failure to do so would be reasonably likely to violate its fiduciary duties to its stockholders under applicable law; or (v) by Video, if the Merger Agreement has been voted on by the Stockholders and has not been approved by the requisite vote of such Stockholders under circumstances in which an Acquisition Proposal with respect to the Company has been publicly announced and has not been publicly withdrawn at least five (5) business days prior to the latest scheduled date for the Meeting; or (vi) by either the Company or IPL, if the required refinancing has not been obtained by October 15, 1997 (See "-- Refinancing").

     Break-up Fee. In the event that either the Company or Video terminates the Merger Agreement pursuant to clause (iv) above, the terminating party will pay the non-terminating party $250,000 and reimburse the other party for its expenses up to an aggregate of $250,000. In the event that Video terminates the Merger Agreement pursuant to clause (v) above, IPL will pay Video $250,000 and reimburse Video for its expenses up to an aggregate of $250,000. In the event that either party terminates the Merger Agreement pursuant to clause (ii)(A) or
(iii)(A) above as a result of the breach by the non-terminating party of any of

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

its representations, warranties, covenants or agreements contained in the Merger Agreement or pursuant to clause (ii)(B) or (iii)(B) above, the non-terminating party will reimburse the terminating party for its expenses up to an aggregate of $400,000, provided, however, that if, prior to or within four (4) months after such termination, it is publicly announced that the non-terminating party has agreed to, intends to, or will seek to, participate in or complete an Acquisition Proposal, the non-terminating party will pay to the terminating party $250,000. In the event that either IPL or Video terminates the Merger Agreement pursuant to clause (vi) above, each will pay its own expenses and will jointly pay any amounts due to any potential financing source.

EXTENSION AND WAIVER

     At any time prior to the Effective Time, either the Company or Video may, to the extent legally allowed: (i) extend the time for the performance of any of the obligations or other acts of the other parties to the Merger Agreement; (ii) waive any inaccuracies in the representations and warranties contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement; and (iii) waive compliance with any of the agreements or conditions contained in the Merger Agreement. Any such extension or waiver will be valid and binding only if set forth in an instrument in writing signed by the party to be bound thereby. A majority of the members of the Special Committee will approve any such extension or waiver on behalf of the Company.

AMENDMENT

     The Merger Agreement may be amended by either the Company or Video by action of its respective Board of Directors at any time prior to the Effective Time; provided, however, that, after approval of the Merger Agreement by the stockholders of the Company and Video, no amendment may be made which would require further approval by such stockholders without such further approval. Under applicable law, amendments to the Merger Agreement (i) changing the consideration to be received in the Merger, (ii) changing any term of the Company's Certificate of Incorporation after the Merger or (iii) changing the Merger Agreement in such a way as to adversely affect any class or series of stock of the Company or Video may not be made without further approval by such stockholders. After the Effective Time, any amendment to the Merger Agreement will be approved by a majority of the members of the Audit Committee of the Board.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

     The representations and warranties of the parties contained in the Merger Agreement will survive for a period of fifteen (15) months following the Closing; provided, however, that the representations and warranties relating to environmental, employee benefit and tax matters and title to Video Common Stock will survive the Closing for a period of three (3) years, plus any extension of time with respect to employee benefit and/or tax matters agreed to with the applicable governmental authorities. The indemnification obligations of each of the Company on the one hand and Video and its stockholders on the other hand as a result of a breach of their respective representations, warranties or agreements generally will not exceed $5,000,000. No indemnification claim may be made against any party unless and until the aggregate claims against such party equals $350,000 and then only for claims in excess of such amount. The Merger Agreement also provides for certain rights of set-off with respect to indemnification claims. Video's stockholders have agreed to deposit in escrow $6,250,000 in Common Stock (valued as of the closing of the Merger) under the terms of the Losses Escrow Agreement, the form of which is included in Appendix A hereto, in connection with their indemnification obligations to the Company under the Merger Agreement and their indemnification obligations to the Company are limited to the rights the Company has under this escrow. Each stockholder of Video has the right to substitute cash for any shares of Common Stock such stockholder so deposited in escrow based upon the value of such deposited shares as of the closing of the Merger. No additional deposit is required by Video's stockholders in the event of any decrease in the value of the Common Stock so deposited in escrow. IBJ Schroder Bank & Trust Company, or another third party commercial agent acceptable to the Company and Video, will act as the escrow agent in connection with this escrow. In addition, the Company

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

has agreed to indemnify Video's stockholders in connection with the Mirror Sublease, which indemnification obligations are not subject to any of the foregoing limitations.

     The Merger Agreement also provides that, from time to time after the Effective Time and in any event at least semi-annually, the Audit Committee of the Board will review the compliance of the Company and Video with their respective representations and warranties contained in the Merger Agreement and will report the results of such review to the Board, and, in connection therewith, will seek such advice and retain such advisors (including, without limitation, legal counsel and accountants) as it will determine to be appropriate. Moreover, the Audit Committee of the Board will be responsible for authorizing any action to be taken by the Company in respect of indemnification claims by and against the Company.

RESALE RESTRICTIONS

     As a result of the effectiveness of the Video Stockholders' Form S-3 as contemplated by the Merger Agreement, all of the shares of Common Stock issued to Video's stockholders pursuant to the Merger will be freely transferable under the Securities Act. See "-- Certain Covenants -- Registration."

     Notwithstanding the foregoing registration, each stockholder of Video has agreed to enter into and deliver to the Company prior to the Closing a Stock Resale Agreement (a copy of such agreement is included in Appendix A hereto) which provides that such person will not, directly or indirectly, sell, transfer or otherwise dispose of the shares of Common Stock to be received by him in the Merger for a period of six (6) months after the consummation of the Merger except for (i) the transfer of Common Stock upon the exercise of options to purchase an aggregate of 721,529 shares of Common Stock granted by them to Messrs. Barnathan, Elkes, Fairbourne, Gorman, Irwin, Shendell and certain other persons (See "-- Interests of Certain Persons in the Merger," "-- Beneficial Ownership of Common Stock" and "CERTAIN TRANSACTIONS"); (ii) the transfer of Common Stock by them to any immediate family member or affiliate of such person; provided in each case the transferee agrees to be bound by these transfer restrictions; (iii) the sale by Mr. Siracusano in a private transaction or in the open market of only such number of shares of Common Stock as required in order to discharge any tax liability (currently estimated at approximately $300,000) incurred by Mr. Siracusano arising from the Merger or any transaction consummated in connection therewith (together with any tax liability resulting from such sale) and commissions payable in connection with such sales; (iv) the sale of Common Stock by such stockholders so long as any such sale does not reduce their collective ownership of Common Stock below 50.1% of the outstanding Common Stock at the time of such sale; (v) sales of Common Stock in compliance with the Tag-Along Rights Agreement discussed in the succeeding paragraph.

     The Video stockholders, Equitable, Elkes and Gorman have agreed to enter into a Tag-Along Rights Agreement (a copy of such agreement is included in Appendix A hereto) which provides that if any of them proposes to sell in either
(i) a private placement through an underwriter or other placement agent or (ii) an underwritten offering, in each case within a two (2) year period following the Merger, any of the shares of Common Stock acquired pursuant to the Merger, in the case of Messrs. Siracusano, Ferolito and Buck, or any shares of Common Stock it owns as of the Effective Time, in the case of Equitable, or any shares of Common Stock purchasable upon exercise of certain options to purchase shares of Common Stock owned by Equitable, in the case of Messrs. Elkes and Gorman (collectively, the "Covered Shares"), then each party shall have the right to sell a pro rata portion of the total shares to be sold in such transaction based on the number of Covered Shares then owned by such party. The Tag-Along Rights Agreement also provides that if Mr. Siracusano proposes to sell any Covered Shares during the two (2) year period following the Merger, other than pursuant to a transaction described above in clauses (i) and (ii) and other than sales involving less than an aggregate of 40,000 shares of Common Stock in any 20-day period, then each of Equitable and Messrs. Elkes and Gorman shall have the right to sell a pro rata portion of the total shares to be sold in such transaction based on the number of shares of Covered Shares then owned by such party. The Tag-Along Rights Agreement does not apply to bona fide sales to third parties and does not apply to transfers permitted under the Stock Resale Agreement (other than sales contemplated in clause (iv) of the immediately preceding paragraph).

REGISTRATION RIGHTS

     In addition to the filing of the Video Stockholders' Form S-3, the Company has agreed to enter into a registration rights agreement (the "Registration Rights Agreement") with each of Video's stockholders under which they will be entitled to certain demand, piggyback and other registration rights. Under the Registration Rights Agreement, Messrs. Siracusano, Ferolito and Buck will be entitled to demand on three (3) occasions after the six month anniversary of the Effective Time that the Company file a registration statement under the Securities Act covering the sale of the shares of Common Stock they receive pursuant to the Merger (provided that the Video Stockholders' Form S-3 is not then still effective). In addition, they will be entitled to include such shares of Common Stock in certain registration statements filed by the Company (See "-- Resale Restrictions") and, after the Effective Time (in the event that the Video Stockholders' Form S-3 is not then still effective), the Company will be required to file a shelf registration statement on Form S-3 under the Securities Act covering the sale of such shares of Common Stock. The Company will bear all expenses of such registration statements, except for fees and expenses of counsel for the selling stockholders and underwriters' discounts, fees and expenses, if any.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a discussion of the material federal income tax consequences of the Merger and is based upon the opinion of Gordon Altman Butowsky Weitzen Shalov & Wein. The discussion is based on currently existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations thereunder, current administrative rulings and court decisions. All of the foregoing are subject to change (possibly on a retroactive basis) and any such change could affect the continuing validity of this discussion.

     It is intended that the Merger be treated for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code and that accordingly: (i) no gain or loss should be recognized by the Company or Video as a result of the Merger; (ii) no gain or loss should be recognized by the Stockholders as a result of the Merger; and (iii) the tax basis and holding period of the Common Stock held by the Stockholders should not change as a result of the Merger. In addition, it is intended that the Spin-Off transaction be treated for federal income tax purposes as a distribution satisfying the requirements of Section 355 of the Code. Accordingly, no gain or loss should be recognized by Video as a result of the Spin-Off transaction and no income tax liability should result.

     No ruling has been (or will be) sought from the Internal Revenue Service (the "IRS") as to the anticipated federal income tax consequences of the Merger or the Spin-Off transaction. If it were determined that the Merger and/or the Spin-Off transaction did not qualify as a tax-free transaction, any tax liability arising therefrom would become an obligation of the Company as a result of the Merger. Video's stockholders have agreed to indemnify the Company from any tax liability arising in the event that the Spin-Off transaction does not qualify as a tax-free transaction, subject to certain prescribed limitations. See "-- Survival of Representations, Warranties and Agreements; Indemnification."

     It is anticipated that for state (and perhaps federal) income tax purposes each of the Company and Video will have net operating loss carryovers prior to the Merger. Under Section 382 of the Code, net operating loss carryovers are restricted to a percentage of the value of a company when a change of ownership occurs (with a corresponding limitation for New York and New Jersey income tax purposes). It is likely that the utilization of Company net operating loss carryovers existing at the Effective Time will be subject to the aforementioned limitations. Video net operating loss carryovers may also be limited in the future depending upon the amount and timing of resales, if any, by Video's stockholders of the Common Stock they receive in the Merger.

ACCOUNTING TREATMENT

     The Merger is intended to be accounted for as a reverse acquisition for accounting and financial reporting purposes with Video being designated as the acquiror and the Company as the acquiree. As such, the net assets of the Company after the Merger will be recorded at fair value and Video's pre-Merger stockholders' equity will be retroactively restated for the equivalent number of shares of Common Stock to be received by its

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

stockholders in the Merger, with differences between the par value of the Common Stock and the Video Common Stock recorded as an adjustment to the paid-in capital of the combined company.

VOTING AGREEMENT

     Concurrently with the execution of the Merger Agreement, the Company, Video, Louis H. Siracusano (a director of the Company and a stockholder of Video), Arnold P. Ferolito (a stockholder of Video), Donald H. Buck (a stockholder of Video), Terrence A. Elkes (a director of the Company) and Equitable (an affiliate of the Company), the beneficial owners in the aggregate of 3,106,201 shares of Common Stock, representing approximately 50% of the total number of shares of the Common Stock entitled to vote at the Meeting, entered into a Voting Agreement whereby each agreed to vote their shares of Common Stock in favor of the Merger Agreement, and the transactions contemplated thereby, and the adoption of the 1997 Plan. The form of the Voting Agreement, as executed, is included in Appendix A to this Proxy Statement. See "THE MEETING -- Record Date; Voting Rights; Proxies," "-- Beneficial Ownership of Common Stock" and
"-- Background of the Merger."

COMPENSATION OF FINANCIAL ADVISOR TO VIDEO

     Pursuant to the terms of an engagement letter dated January 10, 1997, Video has agreed to pay Alex. Brown & Sons Inc. ("Alex Brown") an aggregate fee of $750,000 for acting as Video's financial advisor in connection with the Merger. Whether or not the Merger is consummated, Video also has agreed to pay Alex Brown a non-refundable retainer of $75,000 and to reimburse Alex Brown for its reasonable out-of-pocket expenses incurred in connection with the Merger and has further agreed to indemnify Alex Brown and certain related persons against certain liabilities relating to or arising out of its engagement by Video.

GOVERNMENTAL AND REGULATORY APPROVALS

     The Company and Video are not aware of any governmental or regulatory requirements relating to the consummation of the Merger, other than compliance with applicable federal and state securities laws and the obtainment of the consent of the FCC relating to the deemed transfer by virtue of the Merger of certain licenses held by two of Video's subsidiaries, which consent will be obtained prior to the Effective Date. See "THE MERGER PARTIES -- Video Services Corporation -- Government Regulation."

                                 THE 1997 PLAN

INTRODUCTION

     The 1997 Plan was adopted by the Board to replace the Company's current long term incentive plan which expires in 2004. These plans are similar in their terms except that, among other things, the aggregate number of shares of Common Stock issuable under the 1997 Plan has been increased to 735,000 from the 84,200 which remain available for issuance under the existing plan, stock options (other than incentive stock options) may be issued under the 1997 Plan below the fair market value of the underlying Common Stock on the date of grant, awards may be granted under the 1997 Plan to consultants and independent contractors performing services for the Company, and certain other revisions in respect of recent changes in federal securities regulations affecting equity compensation plans, as well as revisions in respect of Code Section 162(m) have been made to the 1997 Plan. The Board believes the 1997 Plan gives the Company a sufficient number of shares of Common Stock for the foreseeable future to provide equity incentives to attract and retain employees, consultants and independent contractors, and allows the Company greater flexibility under current federal securities laws to accomplish these goals. If the Stockholders approve the adoption of the 1997 Plan, the Company's current long term incentive plan will be terminated as to the grant of any new awards thereunder effective immediately upon the date of Stockholder approval of the 1997 Plan. If the Stockholders fail to approve the adoption of the 1997 Plan, then the Company's current long term incentive plan will remain in effect until such plan expires by its terms. Stockholder approval and adoption of the 1997 Plan is a condition to the consummation of the Merger. The Board unanimously recommends a vote FOR the approval and the adoption of the 1997 Plan.

     The 1997 Plan is intended to operate in compliance with the provisions of Rule 16b-3 under the Exchange Act and is also structured so that it can be operated in compliance with Section 162(m) of the Code. In the event that the operation of the 1997 Plan does not comply with the provisions of Rule 16b-3 under the Exchange Act, transactions between the Company and certain officers and directors of the Company under the terms of the 1997 Plan generally will not be exempt from the short-swing trading rules set forth in Section 16 of the Exchange Act. In the event that the operation of the 1997 Plan does not comply with Section 162(m) of the Code, the compensation element of non-qualified stock options and stock appreciation rights granted under the 1997 Plan will not qualify as performance-based compensation and will be subject to, and counted toward, the $1,000,000 limitation on the deductibility of compensation paid to certain officers of the Company. See "-- Tax Effects."

1997 LONG TERM INCENTIVE PLAN

     The following is a summary of the material provisions of the 1997 Plan. Such summary, however, should be read in conjunction with, and is qualified in its entirety by, the complete text of the 1997 Plan, attached as Appendix D hereto.

     Purpose. The purposes of the 1997 Plan are to further the growth, development and financial success of the Company by providing incentives to those officers and other key employees and consultants and independent contractors who have the capacity for contributing in substantial measure toward the growth and profitability of the Company and to assist the Company in attracting and retaining such persons with the ability to make such contributions.

     Term.  The 1997 Plan shall continue in effect until July 9, 2007.

     Eligible Participants. Any employee who is an officer of the Company and/or a subsidiary of the Company or who is designated by the Compensation Committee as a key employee, and any individual determined by the Compensation Committee to be rendering substantial services as a consultant or independent contractor to the Company, and/or a subsidiary of the Company, is eligible to receive awards under the 1997 Plan. In general, an employee may be designated as a key employee if such employee is responsible for or contributes to the management, growth, and/or profitability of the business of the Company and/or any of its subsidiaries. Approximately one hundred (100) employees of the Company and/or its subsidiaries (giving effect to the Merger) will be eligible to participate in the 1997 Plan.

     Administration. The 1997 Plan is administered by the Compensation Committee which consists of at least two (2) non-employee directors appointed by the Board.

     Shares subject to the 1997 Plan. The maximum number of shares of Common Stock that may be the subject of, or related to, awards under the 1997 Plan is 735,000, and no more than 100,000 shares may be the subject of awards to any participant during any fiscal year under the Plan.

     Options. Subject to the provisions of the 1997 Plan, the Compensation Committee has the sole and complete authority to determine the eligible employees, consultants and independent contractors to whom options will be granted, the number of shares of Common Stock subject to such options, the exercise price thereof and the terms and conditions applicable to such options; provided that incentive stock options shall be granted only to eligible employees. The Compensation Committee has the authority to grant incentive stock options, as defined in Section 422 of the Code, and non-qualified stock options under the 1997 Plan. The exercise price of the shares of Common Stock subject to an option is determined by the Compensation Committee; provided that the exercise price per share for an incentive stock option may not be less than 100% of the fair market value of a share of Common Stock as of the date of grant (110% in the case of an incentive stock option granted to a ten percent stockholder). There is no minimum exercise price for non-qualified stock options. The term of each option is determined by the Compensation Committee; provided that no option may be exercisable after the expiration of ten (10) years from the date of grant (five years in the case of an incentive stock option granted to a ten percent stockholder). Options are exercisable in such installments (which need not be equal) and at such times as the Compensation Committee designates. The Compensation Committee may accelerate the exercisability of any option or portion thereof at any time. The Compensation Committee may, in its sole discretion, provide that all or a part of the shares of Common Stock received by an optionee upon the exercise of a non-qualified stock option are restricted shares subject to any or all of the restrictions or conditions applicable to restricted shares under the 1997 Plan.

     If an optionee's employment, or consulting or independent contractor relationship, is terminated due to certain events, including, death, Permanent Disability (as defined in the 1997 Plan which is attached as Appendix D hereto) or retirement, or in the case of an optionee's involuntary termination not for Cause after the occurrence of a Change in Control (as defined in the 1997 Plan which is attached as Appendix D hereto) but on or before the second anniversary of such Change in Control, all of such optionee's options will vest and become immediately exercisable for a period of one (1) year following such termination or until the expiration of their original terms, whichever is shorter, unless such options are earlier terminated immediately following such Change in Control.

     If an optionee's employment, or consulting or independent contractor relationship, is terminated for any other reason, including termination by an optionee or by the Company, whether with or without Cause (as defined in the 1997 Plan which is attached as Appendix D hereto), any outstanding options which are then vested held by such optionee will, unless the option agreement evidencing such option provides otherwise, be exercisable for a period of thirty
(30) days following the termination or until the expiration of their original term, whichever is shorter.

     Notwithstanding the foregoing, the Compensation Committee may provide, either at the time an option is granted or, in connection with an option other than an incentive stock option, thereafter, that the option may be exercised after the periods provided for above, but in no event beyond the original term of the option.

     Options granted under the 1997 Plan are not transferable by an optionee (or any permitted transferee of an option) otherwise than by will or the laws of descent and distribution. An option may be exercised during the lifetime of an optionee only by the optionee or his guardian or legal representative. Notwithstanding the foregoing, the Compensation Committee may permit the transfer by an optionee of any option, other than an incentive stock option, (i) to such optionee's spouse or any lineal ancestor or descendant of such optionee,
(ii) to any trust, the sole beneficiaries of which are any one or all of such optionee or his/her spouse or lineal ancestor or descendant and (iii) to such other persons as the Compensation Committee may approve.

     The purchase price for any shares of Common Stock purchased pursuant to the exercise of an option will be paid in full upon such exercise in cash, by check or, at the discretion of the Compensation Committee, by transferring previously owned shares to the Company, having shares withheld or exercising pursuant to a

"cashless exercise" procedure, or any combination thereof. Installment or deferred transfer of shares, or cash in lieu thereof, upon exercise of an option, may be required by the Compensation Committee or permitted by the optionee. Payments may include provisions for the payment or crediting of reasonable interest or earnings on installment or deferred payments or the grant or crediting of dividend equivalents or other amounts in respect of installment or deferred payments denominated in shares of Common Stock.

     Stock Appreciation Rights. Subject to the provisions of the 1997 Plan, the Compensation Committee has the sole and complete authority to determine the eligible employees, consultants and independent contractors to whom stock appreciation rights will be granted, the number of shares of Common Stock to be covered, and the terms and conditions applicable to the exercise of such rights. Stock appreciation rights may be granted in tandem with an option, in addition to an option, or freestanding and unrelated to an option.

     The exercise price for a stock appreciation right is determined by the Compensation Committee, in its sole discretion; provided that the exercise price per share for a stock appreciation right granted in tandem with an incentive stock option may not be less than 100% of the fair market value of a share of Common Stock as of the date of grant (110% in the case of a stock appreciation right granted in tandem with an incentive stock option granted to a ten percent stockholder). There is no minimum exercise price for a stock appreciation right not granted in tandem with an incentive stock option. Upon the exercise of a stock appreciation right, the recipient is entitled to receive an amount in cash and/or shares of Common Stock equal in value to the excess of the fair market value of one (1) share of Common Stock on the date of exercise over the exercise price per share for such stock appreciation right, multiplied by the number of shares in respect of which the stock appreciation right has been exercised. The Compensation Committee determines whether the stock appreciation right may be settled in cash, Common Stock or a combination of cash and Common Stock. The Compensation Committee may provide for the deferral of the payment of a stock appreciation right in the same manner described for options.

     Stock appreciation rights are for such term as the Compensation Committee determines; provided that no stock appreciation right may be exercisable after the expiration of ten (10) years from the date of grant (five years in the case of a stock appreciation right granted in tandem with an incentive stock option to a ten percent stockholder).

     Stock appreciation rights are exercisable in such installments (which need not be equal) and at such times as the Compensation Committee designates; provided that stock appreciation rights granted in tandem with an option are exercisable only at such time or times and to the extent that the option to which they relate is exercisable. Any stock appreciation right granted subsequent to the grant of a tandem option, or freestanding and unrelated to an option, is not exercisable during the first six (6) months of its term, except that this special limitation does not apply in the event of the death or Permanent Disability of the recipient prior to the expiration of the six-month period.

     In the event of the termination of a recipient's employment or consulting or independent contractor relationship, any outstanding stock appreciation rights granted in tandem with an option will terminate when such option terminates, and any other outstanding stock appreciation rights held by such recipient will, unless the award agreement provides otherwise, terminate at the time and in the manner described above for options.

     Stock appreciation rights granted under the 1997 Plan are not transferable by the recipient (or any permitted transferee of a stock appreciation right) otherwise than by will or the laws of descent and distribution, and a stock appreciation right may be exercised during the lifetime of a recipient only by the recipient or his guardian or legal representative. Notwithstanding the foregoing, the Compensation Committee may permit the transfer by a recipient of any stock appreciation right (other than a stock appreciation right granted in tandem with an incentive stock option) (i) to such recipient's spouse or any lineal ancestor or descendant of such recipient, (ii) to any trust, the sole beneficiaries of which are any one or all of such recipient or his/her spouse or lineal ancestor or descendant and (iii) to such other persons as the Compensation Committee may approve.

     Restricted Shares. Subject to the provisions of the 1997 Plan, the Compensation Committee has the sole and complete authority to determine the eligible employees, consultants and independent contractors to

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

whom, and the time or times at which, grants of restricted shares will be made, the number of shares of Common Stock to be awarded, the price (if any) to be paid by the recipient of restricted shares, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. Restricted share awards may be granted either alone or in addition to other awards granted under the 1997 Plan. The Compensation Committee may condition the grant of restricted shares upon the attainment of specified performance goals or such other factors as the Compensation Committee may determine, in its sole discretion and, in such case, may take such action as may be necessary for such awards to qualify as performance-based compensation as described in Code Section 162(m). The provisions of restricted share awards need not be the same with respect to each recipient.

     An award of restricted shares must be accepted by the recipient within a period of sixty (60) days (or such shorter period as the Compensation Committee may specify at the date of grant) after the award date by the execution of an award agreement in the form provided by the Compensation Committee and, if applicable, the payment of the purchase price for such shares.

     The purchase price of restricted shares is determined by the Compensation Committee, in its sole discretion.

     Subject to the provisions of the 1997 Plan and the award agreement, during a period set by the Compensation Committee commencing with the date of such award, which may not exceed five (5) years (the "Restriction Period"), a recipient will not be permitted to sell, transfer, pledge, assign or otherwise encumber his restricted shares. Within these limits, the Compensation Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Compensation Committee may determine, in its sole discretion.

     Subject to the applicable provisions of the award agreement and the restrictions and conditions of the 1997 Plan, upon the termination of a recipient's employment or consulting or independent contractor relationship during the Restriction Period, all restricted shares in respect of which the Restriction Period has not lapsed, will be forfeited. Notwithstanding the foregoing, the Compensation Committee may, in its sole discretion, at the time of grant or thereafter, waive in whole or in part any or all restrictions with respect to a recipient's restricted shares, based on such factors as the Compensation Committee may deem appropriate.

     Right of First Refusal. At the time of grant of any award, the Compensation Committee may provide in the award agreement that any shares of Common Stock received as a result of such award are subject to a right of first refusal in favor of the Company, pursuant to which the recipient is required to offer to the Company any shares that he wishes to sell at the fair market value of such shares, subject to such other terms and conditions as the Compensation Committee may specify in the award agreement.

     Change in Control. In the event of a Change in Control (as defined in the 1997 Plan which is attached as Appendix D hereto), (i) all stock appreciation rights outstanding for at least six (6) months and all options awarded under the 1997 Plan not previously vested and exercisable will become fully vested and exercisable immediately prior to such Change in Control, (ii) the restrictions applicable to any restricted shares awarded under the 1997 Plan will lapse and such shares will be deemed fully vested as of the Change in Control and (iii) unless otherwise determined by the Compensation Committee, all outstanding options and stock appreciation rights will terminate and cease to be outstanding immediately following the Change in Control.

     Amendment of the 1997 Plan. The 1997 Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board without the approval of the stockholders of the Company except as otherwise required pursuant to applicable law, rule or regulation (including applicable federal and state securities laws, and the Code).

     Tax Effects. The following is a summary of the current material federal income tax laws and regulations governing the issuance of awards under the 1997 Plan and does not purport to be a complete description of the federal income tax aspects of the 1997 Plan. The summary does not include any discussion of state, local or foreign income tax consequences or the effect of gift, estate or inheritance taxes, any of which may be significant to a particular participant in the 1997 Plan. Each participant should consult a tax adviser for advice pertaining to his particular circumstances.

     In the case of incentive stock options, no compensation income is recognized by an optionee, and no deduction is available to the Company, upon either the grant or exercise of an incentive stock option. However, the difference between the exercise price of an incentive stock option and the market price of the shares acquired on the exercise date will be included in alternative minimum taxable income for an optionee for the purposes of the "alternative minimum tax." Generally, if an optionee holds the shares acquired upon exercise of an incentive stock option until the later of (i) two years from the grant of the incentive stock option and (ii) one year from the date of acquisition of the shares upon exercise of an incentive stock option, any gain recognized by the optionee on a sale of such shares will be treated as capital gain. The gain recognized upon the sale is the difference between the exercise price and the sale price of the shares. The net federal income tax effect on the holder of incentive stock options is to defer, until the shares are sold, taxation of any increase in the value of the shares from the time of grant to the time of exercise, except for alternative minimum tax purposes, and to treat all income with respect to the shares received pursuant to the exercise of incentive stock options as capital gain. If an optionee sells the shares prior to the expiration of the holding period set forth above, such optionee will realize ordinary compensation income in the amount equal to the difference between the exercise price and the fair market value on the date of exercise. The compensation income will be added to such optionee's basis for purposes of determining the gain on the sale of the shares. Such gain will be capital gain if the shares are held as capital assets (i.e., generally for investment purposes). If the application of the above-described rule would result in a loss to the optionee, the compensation income required to be recognized thereby would be limited to the excess, if any, of the amount realized on the sale over the exercise price of the option with respect to the shares sold. If an optionee disposes of shares obtained upon exercise of an incentive stock option prior to the expiration of the holding period described above, the Company will be entitled to a deduction in the amount of the compensation income that the optionee recognizes as a result of the disposition, subject to the Company satisfying its reporting obligations.

     If, upon the exercise of an incentive stock option, the optionee receives restricted shares, such shares of Common Stock will be treated as being subject to substantial risk of forfeiture within the meaning of Section 83(a) of the Code during the Restriction Period related to such shares. Accordingly, the amount of income includible by the optionee for alternative minimum tax purposes and the amount of ordinary income recognized by the optionee on a disposition of the shares prior to the satisfaction of the holding period rules, as discussed earlier, will be determined (and the holding period in such shares will commence) on the date that the Restriction Period ends, unless an election is made under Section 83(b) of the Code with respect to such shares.

     If an optionee is permitted to, and does, make the required payment of the exercise price by delivering shares of Common Stock, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his basis in an equal number of the new shares received. The number of shares received in excess of the number of shares surrendered shall have a tax basis equal to the cash (if any) paid in payment of the exercise price, and such excess shares' holding period will begin on the date of exercise. However, the use by an optionee of shares previously acquired pursuant to the exercise of an incentive stock option to exercise an incentive stock option will be treated as a taxable disposition if the transferred shares have not been held by the optionee for the requisite holding period described above.

     If an optionee is permitted to, and does, exercise an incentive stock option later than three (3) months (one year in the event of the optionee's disability, as defined in Code Section 22(e)(3)) of the optionee's termination of employment, the optionee will recognize income, and the Company will be entitled to a deduction, upon exercise of the option in accordance with the rules for non-qualified stock options described below.

     In the case of non-qualified stock options, upon the exercise of a non-qualified stock option, an optionee generally will recognize compensation income equal to the difference between the exercise price of the non-qualified stock option and the market value of the shares on the exercise date. The Company will be entitled to a deduction in connection with the exercise of a non-qualified stock option (subject to the Company satisfying its reporting obligations) at such time and to the extent that the optionee recognizes ordinary income. In the case of an employee, the Company will, in addition, be required to withhold tax with respect to the income so recognized by the optionee. Any additional gain or any loss recognized upon the subsequent disposition of the acquired shares will be a capital gain or loss, provided that the optionee holds the shares as a capital asset (i.e., generally for investment purposes), and such capital gain or loss will be a long-term gain or loss if the shares are held for more than one (1) year.

     If, upon the exercise of a non-qualified stock option, the optionee receives restricted shares, unless the optionee elects, within thirty (30) days after the exercise of a non-qualified stock option, under the provisions of
Section 83(b) of the Code, to be taxed at the time of exercise (in which case he or she will be required to include as ordinary income in the taxable year in which such exercise occurs an amount equal to the excess of the fair market value of such shares at the time of such exercise over the exercise price), the optionee will not recognize ordinary income until the end of the Restriction Period related to such shares. The ordinary income in such case will be the excess, if any, of the fair market value of the shares on such later day over the exercise price. The optionee's holding period will begin on the day on which he or she recognized ordinary income as a result of the exercise of the non-qualified stock option.

     If an optionee is permitted to, and does, make the required payment of the exercise price by delivering shares of Common Stock, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his basis in an equal number of the new shares received. In such a case, an optionee's holding period in the shares received will be determined by reference to his holding period in an equal number of the shares exchanged therefor. The aggregate fair market value (determined on the date of exercise) of the shares received on such exercise in excess of the shares surrendered in payment of the exercise price constitutes compensation taxable to the optionee as ordinary income. The tax basis for such excess shares is equal to their fair market value, and the holding period for such excess shares begins on the exercise date.

     With respect to stock appreciation rights, when a recipient exercises a stock appreciation right granted under the 1997 Plan, the amount of cash received will be ordinary income subject, in the case of an employee, to withholding, and will be allowed as a deduction to the Company, subject to the Company satisfying its reporting obligations.

     If an employee is permitted to, and does, transfer a non-qualified stock option or stock appreciation right in a non-arms length transaction, any gain recognized upon the exercise of such option or stock appreciation right will be recognized by the employee, and not the transferee.

     Since restricted shares will not be transferable and will be subject to forfeiture by the recipient, for federal income tax purposes, the restricted shares will be deemed subject to a "substantial risk of forfeiture" during such period. Thus, a recipient of restricted shares will defer the recognition of income until the end of the Restriction Period and recognize compensation income equal to the excess of the fair market value of the restricted shares at such time over the purchase price of such shares unless the recipient elects under the provisions of Code Section 83(b) to recognize compensation income on the date of grant (in which case the fair market value of the restricted shares will be determined on the date of grant). Subject to the Company satisfying its reporting obligations, the Company will be entitled to a deduction at the time and in an amount equal to the compensation income recognized by the recipient. Any additional gain or any loss recognized upon the subsequent disposition of the acquired shares will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one (1) year.

     Section 162(m) of the Code generally disallows publicly-held corporations a tax deduction for compensation over $1,000,000 paid to the chief executive officer and the other four most highly compensated officers unless such compensation qualifies as performance-based compensation within the meaning of Code Section 162(m) and the regulations thereunder. Since an employer is generally not entitled to a deduction in connection with an incentive stock option, the provision should not affect the Company's tax treatment with regard to incentive stock options, except in the case of a disposition before the expiration of the required holding period of the shares received upon exercise of an incentive stock option. The Company believes that the compensation element of options and stock appreciation rights granted under the 1997 Plan with an exercise price equal to the fair market value of the underlying Common Stock on the date of grant will qualify as performance-based compensation and will not be subject to, or counted toward, the $1,000,000 deduction limitation. Compensation income recognized in connection with grants of restricted shares, and any non-qualified stock options and stock appreciation rights granted with below market exercise prices, under the 1997 Plan will be subject to, and counted toward, the $1,000,000 deduction limitation of Code Section 162(m) unless the Compensation Committee takes further steps to qualify such awards as performance-based compensation.

VOTE REQUIRED

     Approval of the 1997 Plan requires the presence, in person or by proxy, of the holders of a majority of all of the shares of Common Stock entitled to notice of and to vote at the Meeting, and that votes cast at the Meeting by the Stockholders to approve and adopt the 1997 Plan exceed votes cast against approval and adoption of the 1997 Plan. The directors, executive officers and certain affiliates of the Company have agreed to, or otherwise informed the Company that they intend to, vote their approximately 3,241,118 shares of the Common Stock, representing approximately 52% of the outstanding shares of the Common Stock, in favor of the adoption of the 1997 Plan. The affirmative vote of these stockholders will be sufficient to adopt the 1997 Plan.

              THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE
                     APPROVAL AND ADOPTION OF THE 1997 PLAN

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

                          DESCRIPTION OF CAPITAL STOCK

     The authorized capital stock of the Company presently consists of 15,000,000 shares of Common Stock and 3,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock"). See "CERTIFICATE AMENDMENT" concerning the proposal to increase the number of authorized shares of Common Stock to 25,000,000.

COMMON STOCK

     Each outstanding share of Common Stock entitles the holder to one (1) vote, either in person or by proxy, on all matters presented to the Company's stockholders for a vote. Holders of Common Stock are entitled to receive ratably such distributions as may be declared on the Common Stock by the Board in its discretion from funds legally available therefor. In the event of the liquidation, dissolution or winding up of the Company, holders of Common Stock are entitled to share ratably in all assets remaining after payment of all debts and other liabilities. Holders of Common Stock have no subscription, redemption, conversion or preemptive rights. Matters submitted for stockholder approval generally require a majority vote of the shares present and voting thereon. The outstanding shares of Common Stock are, and the Common Stock to be outstanding after the Merger will be, fully paid and nonassessable.

PREFERRED STOCK

     The Company's Certificate of Incorporation authorizes the Board to issue from time to time, in one or more series, shares of Preferred Stock with such designations and preferences, relative voting rights (except that voting rights, if any, in respect of the election of directors will be limited to voting with the holders of Common Stock, with no more than one (1) vote per share of Preferred Stock), redemption, conversion, participation and other rights and qualifications, limitations and restrictions as permitted by law. The Board, by its approval of certain series of Preferred Stock, could adversely affect the voting power of the holders of Common Stock, and, by issuing shares of Preferred Stock with certain voting, conversion, redemption rights or other terms, could delay, discourage or make more difficult changes of control or management of the Company.

ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE CERTIFICATE OF INCORPORATION, BY-LAWS AND DELAWARE LAW

     In addition to the foregoing, the following provisions of the Company's Certificate of Incorporation and By-laws also could have the effect of delaying, discouraging or making more difficult changes of control or management of the Company, including tender offer or takeover attempts.

     Stockholder Action by Written Consent. The Certificate of Incorporation provides that no action required or permitted to be taken at an annual or special meeting of the stockholders of the Company may be taken by written consent without a meeting. As a result of this provision, each stockholder of the Company will have the opportunity to vote on all matters with respect to which stockholders are entitled to vote.

     Special Meeting of Stockholders. The By-laws provide that a special meeting of stockholders of the Company may be called only by the Board or by the President of the Company. This provision makes it more difficult for stockholders to take action opposed by the Board.

     In addition, the increase in the number of authorized shares of Common Stock contemplated by the Share Amendment might at some time in the future make the Company a less attractive target for a takeover bid than it would otherwise have been or render more difficult or even discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise and thus have the effect of entrenching incumbent management. For example, Common Stock could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Shares of Common Stock could be privately placed with purchasers favorable to the Board opposing such change in control and thus preserve the control of the then existing management. The mere existence of the additional authorized shares of Common Stock could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares of Common Stock also could be used to dilute the stock ownership of a person or entity seeking to obtain control.

     The Company is also subject to Section 203 of the DGCL. In general, Section 203 prohibits certain publicly-held Delaware corporations from engaging in a "business combination" with an "interested stockholder" for a period of three
(3) years following the date of the transaction in which the person or entity became an interested stockholder, unless the business combination is approved in a prescribed manner or certain other exemptions apply. For purposes of Section 203, "business combination" is defined broadly to include mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Generally, an "interested stockholder" is any person or entity who, together with affiliates and associates, owns (or within the three (3) immediately preceding years did own) 15% of more of the corporation's voting stock.

LIMITATION OF LIABILITY OF DIRECTORS AND OFFICERS

     Section 145 of the DGCL provides, in summary, that directors and officers of Delaware corporations are entitled, under certain circumstances, to be indemnified against all expenses and liabilities (including attorneys' fees) incurred by them as a result of suits brought against them in their capacity as a director or officer, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful, provided that no indemnification may be made against expenses in respect of any claim, issue or matter as to which they will have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such action or suit was brought will determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, they are fairly and reasonably entitled to indemnity for such expenses which the court will deem proper. Any such indemnification may be made by the corporation only as authorized in each specific case upon a determination by the stockholders or disinterested directors that indemnification is proper because the indemnitee has met the applicable standard of conduct. Article 8 of the Company's Certificate of Incorporation entitles directors and officers of the Company to indemnification to the fullest extent permitted by Section 145 of the DGCL, as the same may be supplemented from time to time.

     Article 9 of the Company's Certificate of Incorporation, as amended, provides that no director will have any personal liability to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except that such provision does not limit or eliminate the liability of any director (i) for breach of such director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the DGCL (involving certain unlawful dividends or stock purchases or redemptions), or (iv) for any transaction from which such director derived an improper personal benefit.

     The Company maintains a primary directors and officers liability and company reimbursement insurance policy (the "Policy") which, among other things, provides for (i) payment on behalf of any of the Company's past, present or future directors or officers against Loss (as defined in the Policy) as a result of any Claim (as defined in the Policy) first made against the directors or officers of the Company for any error, misstatement, misleading statement, act, omission, neglect, or breach of duty committed or attempted, or allegedly committed or attempted (each a "Wrongful Act"), occurring after August 1, 1992, by one or more directors or officers of the Company, individually or collectively, in their respective capacities as such, or for any matter claimed against one or more directors or officers of the Company solely by reason of their status as such, except for such Loss paid by the Company to any director or officer of the Company as indemnification, and (ii) payment on behalf of the Company against Loss for which the Company is required or permitted to pay as indemnification to any director or officer of the Company as the result of any Claim first made against any director or officer of the Company for any Wrongful Act. The Policy does not cover Loss arising from any Claim made against the Company or its directors or officers stemming from, among other things, a Claim
(a) brought about or contributed to by the fraudulent, dishonest or criminal act or omission of a director or officer of the Company, provided that a judgment or other final adjudication adverse to such director or officer establishes that fraudulent, dishonest or criminal acts were committed by such director or officer, or (b) based upon or attributable to any of the directors or officers of the Company gaining in fact any personal profit or advantage to which they were not legally entitled. The Company also maintains a supplemental insurance and company reimbursement policy providing substantially similar coverage as discussed above.

     See also "THE MERGER -- Covenants -- Indemnification of Directors and Officers."

TRANSFER AGENT AND REGISTRAR

     The transfer agent and registrar for the Common Stock is The Bank of New York.

                              CERTAIN TRANSACTIONS

     The Company was formed in October 1993 to own and operate the combined businesses of MTE Co. and Audio Plus Video. The Company acquired the business of MTE Co. immediately prior to, and in connection with, the consummation of the Initial Public Offering pursuant to a transaction in which (i) Video and Holdings, the general partners of MTE Co., received additional shares of Common Stock in exchange for contributing their partnership interests in MTE Co. to the Company and (ii) the assets and liabilities of MTE Co. were contributed to MTE. MTE Co. terminated as a result of such transfers. In December 1993, the Company entered into an acquisition agreement with Video pursuant to which, simultaneously with the closing of the Initial Public Offering, it purchased from Video all of the outstanding capital stock of Audio Plus Video and IPL Express Courier, Inc. (the "Acquisition"). Upon the consummation of the Acquisition, Audio Plus Video's guarantee of $23.9 million of Video's indebtedness was released. Video previously owned 22% of the Company and now owns less than 5%. See "THE MERGER -- Background of the Merger."

     The Company used a portion of the proceeds of the Initial Public Offering to repay MTE Co.'s obligation to Video to pay an aggregate of $346,000 plus interest thereon at the prime rate plus 3%. This amount represented the sum of excess working capital acquired by MTE Co. from Video at the formation of MTE Co. in August 1992. The obligation had no stated maturity date, although MTE Co. was not permitted to make any distributions of profits until the obligation had been paid in full.

     From January 1993 until the consummation of the Initial Public Offering, MTE Co. paid Video approximately $4,000 per month for consulting services. From August 1, 1993 until March 1995, the Company paid Video $3,500 per month for the rental of computer hardware and software and maintenance thereon, pursuant to an unwritten agreement between Video and the Company.

     Effective July 31, 1992, Holdings entered into a contract (the "Contract") with Apollo, a private investment firm in which Terrence A. Elkes and Kenneth F. Gorman are Managing Directors and co-owners. Under the Contract, Mr. Elkes and Mr. Gorman were obligated to provide certain services for Holdings for a period of three years. The Contract provided that in exchange for such services, Holdings would pay to Apollo, in quarterly installments, an aggregate of $300,000 for the first year, $180,000 for the second year and $150,000 for the third year and for each succeeding year for which the term of the Contract was renewed. The Contract further provided that Apollo was entitled to receive up to a 10% equity interest in MTE Co. from Holdings, subject to the satisfaction of certain conditions, including MTE Co. achieving certain earnings targets. In connection with the Initial Public Offering and Acquisition, Apollo agreed to terminate the Contract with Holdings and, in settlement of its rights thereunder, Terrence A. Elkes and Kenneth F. Gorman each were granted, as of the date of the consummation of the Initial Public Offering, six-year, non-qualified options to purchase 149,512 shares of Common Stock from Holdings at an exercise price of 18.75% of the initial public offering price ($2.06 per share). Such options are non-transferable and vest after January 1, 1995, provided that Messrs. Elkes and Gorman each serve as directors of the Company for a term of two years, subject to re-election by the Company's stockholders, commencing on the date of the consummation of the Initial Public Offering and do not compete with the Company prior to January 1, 1996. On November 8, 1996, all of Holdings' shares of Common Stock were acquired by Equitable pursuant to a foreclosure by Equitable on the security interest granted to them by Holdings in such shares of Common Stock to secure certain notes of Holdings in the aggregate original principal amount of $15,000,000. In connection with such foreclosure, Equitable has assumed Holdings' obligations under such options.

     On May 4, 1995, pursuant to a Stock Purchase Agreement, dated as of April 25, 1995 (the "BP/ET Purchase Agreement"), by and among the Company, The Big Picture Editorial, Inc., a New York corporation ("BP"), Even Time Ltd., a New York corporation ("ET"), BP Partnership, a New York general partnership ("BP Partnership"), ET Partnership, a New York general partnership ("ET Partnership"), BPET Partnership, a New York general partnership ("BPET Partnership'), Barbara D'Ambrogio, David D'Ambrogio, Gregory Letson, Michael Schenkein, Leonard Smalheiser, Jane Stuart (a Vice President of the Company, the President of BPET and a partner in BP Partnership) and BPET, the Company acquired (i) 30 shares of ET's Class A common stock from ET Partnership and
1.101 shares of ET's Class B common stock from BPET Partnership, and (ii) 68 shares of BP's Class A stock from Ms. Stuart and BPET Partnership.

     Under the BP/ET Purchase Agreement, BP Partnership and Ms. Stuart received, as consideration for the stock of BP purchased by the Company (the "BP Stock"),
(i) 4% Convertible Subordinated Notes (the "Notes") of the Company having an aggregate initial principal amount of $2,914,650 and $323,850, respectively, and
(ii) an aggregate of $3,661,800 in cash (which amount includes a pro rata portion of the payment by the Company of certain debt of BP aggregating $485,527.85 and certain debt of Station One Video System, Inc., a New York corporation which was 60% owned by ET and 40% owned by BP, allocated to BP aggregating $103,515.76). Under the BP/ET Purchase Agreement, BPET Partnership is entitled to certain contingent purchase price payments based on (i) increases in the profitability of BPET and (ii) increases in the amount of post-production work performed for BPET or directed by BPET to the Company, over a certain base number, for the twelve-month period ended April 30, 1996, up to a maximum of $1,920,000 in additional purchase price payments. In connection therewith, BPET Partnership received $342,000 during the 1996 fiscal year. The Company believes that the amount of consideration paid under the BP/ET Purchase Agreement was determined pursuant to arm's length negotiations. In addition, in connection with such acquisition, BPET and the Company entered into a five-year employment agreement with Ms. Stuart. See "THE MERGER -- Management of the Company after the Merger."

     In order to secure the prompt payment and performance of all of their respective obligations under the BP/ET Purchase Agreement and Section 8 of Ms. Stuart's employment agreement with the Company, Ms. Stuart pledged to the Company her partnership interest in BP Partnership and each of Ms. Stuart and BP Partnership pledged to the Company all of the Notes such party received in consideration for the BP Stock and any Notes such party may subsequently acquire, other than any Notes which such party may receive as contingent consideration under the BP/ET Purchase Agreement. Such pledged securities were deposited into escrow.

     The Company has from time to time entered into transactions with Video for the purchase or sale of various services and materials. Services provided for the Company by Video include duplication services, satellite services, maintenance and repair of post-production computer systems, and equipment rentals and repairs. The Company paid approximately $133,000, $313,000 and $241,000 for such services during the 1994, 1995 and 1996 fiscal years, respectively. In addition, the Company has provided services for Video, for which it received approximately $99,000, $165,000 and $184,000 in the aggregate during the 1994, 1995 and 1996 fiscal years, respectively. The Company believes that these transactions were at comparable rates to those it could have obtained in arm's-length transactions.

     During the 1995 fiscal year, the Company purchased certain computer hardware and software from Video for $135,000. The Company believes that the terms of this transaction were comparable to terms it could have obtained in an arm's-length transaction.

     During the 1994 fiscal year, Audio Plus Video leased approximately 28,000 square feet at two (2) proximate buildings in Northvale, New Jersey for its principal production and office facilities from L.I.M.A. Partners, a New Jersey general partnership which is owned equally by Messrs. Siracusano and Ferolito. During the 1994 fiscal year, Audio Plus Video paid approximately $161,000 in rent to L.I.M.A. Partnership under these two leases. These facilities were consolidated and expanded to include 34,000 square feet with an additional 4,000 square feet to house the company's principal executive offices during the 1995 fiscal year. During the 1995 and 1996 fiscal years, Audio Plus Video paid an aggregate amount of $376,000 and $444,000, respectively, in rent in connection with these facilities. The existing lease with respect to these facilities has a seventeen (17) year term and provides for an aggregate annual rent of approximately $388,000 (plus additional amounts for utilities, real estate taxes and maintenance costs). The Company believes that the terms of such lease are comparable to terms Audio Plus Video could have obtained in an arm's-length transaction. L.I.M.A. Partner's interest in such real property will be contributed to Video prior to the consummation of the Merger and, accordingly, will become an asset of the Company at the Effective Time. See "THE
MERGER -- Certain Covenants -- Contribution."

     Prior to the Acquisition, Audio Plus Video subleased from Video on a month-to-month basis 6,000 square feet in New York City for sales offices, storage and production facilities. Simultaneously with the consummation of the Acquisition, Audio Plus Video entered into an amended, month-to-month sublease arrangement with Video under which it paid $12,000 per month for such facilities. Such sublease was terminated on July 31, 1995.

     During the 1996 fiscal year, the Company purchased certain machinery and equipment from AFA for $103,000. The Company believes that the terms of this transaction were comparable to terms it could have obtained in an arm's-length transaction.

     In 1993, MTE Co. entered into an agreement with AFA, pursuant to which it agreed to pay AFA approximately $1.8 million to purchase equipment and design, engineer, fabricate and install turnkey video systems in connection with the consolidation of MTE Co.'s two (2) New York City facilities. During the 1994 and 1995 fiscal years, the Company paid approximately $1.5 million and $931,000, respectively, under this agreement. The Company believes that the terms of this agreement are comparable to terms it could have obtained in an arm's-length transaction.

     Prior to the consummation of the Acquisition, MTE Co. subleased one of its two New York facilities from Video. In connection with the formation of MTE Co. and its acquisition of the business of Video Post Production, Inc. ("Video Post") from Video in July 1992, Video agreed to permit MTE Co. to continue to operate the business of Video Post in the facility covered by a lease agreement between Video and an unaffiliated third party, in return for which MTE Co. agreed to reimburse Video for all payments due under the lease. The annual rent under the lease is approximately $400,000 per year (plus additional amounts for real estate taxes and operating expenses). MTE completed the consolidation of this facility with MTE Co.'s former principal executive offices in March 1994. Such lease expired in June 1996.

     The Company sublets its New York City corporate office from an affiliate of Video under an operating lease. The related rental expense of the Company amounted to $5,675 and $24,500 for the 1995 and 1996 fiscal years, respectively. The Company believes that the terms of this agreement were comparable to terms it could have obtained in an arm's-length transaction. In addition, the Company contracted with this Video affiliate to perform certain leasehold improvements in the amount of $48,000 for its New York City corporate office. The Company believes that the term of this agreement were comparable to terms it could have obtained in an arm's-length transaction. After the Merger, the Company will lease this office directly from the original lessor.

     In connection with the acquisition of the business of Video Post in July 1992, MTE Co. assumed an obligation of Video to pay to Martin Irwin, the Chief Executive Officer and President of the Company, the amount of $1,208,000. The obligation arose in 1989 when Mr. Irwin (who co-founded Video in 1979) sold his equity interest in Video back to Video for cash and notes and entered into a five-year consulting agreement with Video. The debt to Mr. Irwin is evidenced by two (2) promissory notes which bear interest at rates ranging from 8% to 9.2% and were payable through 1996. As of July 31, 1996, the outstanding balance of this obligation was approximately $408,000. Such balance was subsequently paid by the Company in August 1996.

     In January 1997, Cognitive, which is a majority-owned subsidiary of MTE, purchased substantially all of the operating assets of Cognitive Communications, Inc. ("CCI") for an aggregate purchase price of $600,000. Cognitive is approximately 98% owned by MTE and approximately 2% owned by Susan Wiener and Michael Rudnick (the two former stockholders of CCI). Susan Wiener, Michael Rudnick and David Leveen (a former employee of MTE and a current employee of Cognitive) also have options to purchase in the aggregate an additional approximate 23% membership interest in Cognitive in the event of MTE's transfer of its membership interest in CCL. In connection with the Company's acquisition of Cognitive, each of Susan Wiener, Michael Rudnick and David Leveen entered into five-year employment agreements with Cognitive providing for annual base salaries of $150,000 each and certain incentive compensation, including an aggregate profit-sharing pool of 25% of Cognitive's EBITDA (as defined in such agreement) and the grant of options to purchase membership interests in Cognitive upon Cognitive's attainment of certain set EBITDA targets. The Company also agreed to the funding of certain of Cognitive's capital expenditures and operating expenses through the 2000 fiscal year upon Cognitive's attainment of certain set targets. Further, Cognitive and the Company entered into a put agreement granting Susan Wiener, Michael Rudnick and David Leveen the right to sell them their membership interests in Cognitive upon certain prescribed terms and conditions.

     On February 15, 1997, the Company entered into a Consulting Agreement (the "Consulting Agreement") with Jeffrey J. Kaplan (a director and former executive officer of the Company), and Kapcorp Incorporated, a corporation of which Mr. Kaplan is the sole stockholder, director and officer ("Kapcorp"). Pursuant to the Consulting Agreement, (i) the employment agreement between Mr. Kaplan and the Company, dated as of February 14, 1994, was terminated, effective as of February 14, 1997, (ii) Mr. Kaplan resigned, effective as of February 14, 1997, from all positions and directorships he had with the Company and its affiliates (other than as a director of the Company), (iii) stock options held by Mr. Kaplan to purchase an aggregate of 271,818 shares of the Common Stock became fully vested and immediately exercisable until February 14, 2002, and (iv) the Company retained Mr. Kaplan, through Kapcorp, to provide consulting services to the Company in connection with the Merger for a one year term; however, in the event of the consummation of the Merger at any time during such one (1) year period, the expiration date of the Consulting Agreement will automatically be extended to the third year anniversary date of the consummation of the Merger. The consulting fee payable to Kapcorp under the Consulting Agreement is $190,000 per annum; however, such Fee will be reduced to an annual rate of $100,000 concurrently with the consummation of the Merger. In addition, Kapcorp will be entitled to a bonus of $50,000 payable concurrently with, and only upon, the consummation of the Merger during the term of the Consulting Agreement.

     The Company has entered into a severance agreement with Mr. Martin Irwin, the current President and Chief Executive Officer of the Company, effective as of the Effective Time, whereby Mr. Irwin will be entitled to receive $150,000 over a one (1) year period commencing with the Effective Date, $100,000 over a one (1) year period commencing with the first anniversary of the Effective Date and $75,000 over a one (1) year period commencing with the second anniversary of the Effective Date. In addition, as part of such severance package, Video's stockholders have agreed to grant to Mr. Irwin, on a pro rata basis, options to purchase an aggregate of 75,000 shares of the Common Stock they will receive in the Merger at an exercise price of $0.75 per share. Such options will vest immediately. See "THE MERGER -- Beneficial Ownership of the Common Stock after the Merger."

     After the Merger, Video Dub, a former subsidiary of Video which will be owned by the Video stockholders following the Merger, will continue to lease space at 240 Pegasus Avenue, Northvale, New Jersey, in accordance with past practice, on a month-to-month basis at a rate of approximately $11,000 per month. See "THE MERGER -- Certain Covenants." Further, the Company has agreed to provide office services for up to six (6) months after the Merger to certain former subsidiaries of Video which will be owned by the Video stockholders following the Merger for a monthly fee of $1,000, provided such services are reasonably proportionate to such fee. See "THE MERGER -- Certain Covenants."

     Following the Merger, the Company (or a wholly-owned subsidiary thereof) will be a party to the Mirror Sublease with a newly-formed entity owned by Messrs. Siracusano and Ferolito formed solely for the purposes of, and the actions of which are limited to, acting as lessor under the Mirror Sublease and as lessee under the master lease relating to 235 Pegasus Avenue, and actions related thereto. The terms of the Mirror Sublease will mirror the terms of the master lease except that the term will be one day shorter and payments will be due one day earlier. See "THE MERGER -- Certain Covenants."

                       PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposal by a stockholder of the Company who intends to be present at the next Annual Meeting of Stockholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to such Annual Meeting no later than July 26, 1997.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's consolidated financial statements for the fiscal year ended July 31, 1996 have been audited by Arthur Andersen LLP, independent auditors. Representatives of Arthur Andersen LLP are expected to be present at the Meeting to make a statement if they so desire and are expected to be available to respond to appropriate questions.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The following documents filed by the Company with the Commission are hereby incorporated by reference into this Proxy Statement and made a part hereof, and are being furnished simultaneously herewith: (a) the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1996 (filed on October 16, 1996; file number 000-23388); (b) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 1996 (filed on December 11, 1996; file number 000-23388); (c) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 1997 (filed on March 13, 1997; file number 000-23388);
(d) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 1997 (filed on June 13, 1997; file number 000-23388); and (e) the Company's Current Report on Form 8-K (filed on July 8, 1997; file number 000-23388). The Company will furnish to any Stockholder a copy of any exhibit to any of the foregoing documents as listed therein, upon request and upon payment of the Company's reasonable expenses for furnishing such exhibit. Requests should be directed to International Post Limited, 545 Fifth Avenue, New York, New York 10017, Attention: Gary R. Strack.

     Any statement contained herein or in a document incorporated herein by reference will be deemed to be modified or superseded for the purpose of this Proxy Statement to the extent that a statement contained herein or in any subsequently filed document which also is incorporated herein by reference modifies or supersedes such statement. Any such statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

     Any statement contained herein or incorporated herein by reference concerning the provisions of documents are summaries of such documents and each statement is qualified in its entirety by reference to the copy of the applicable document if filed with the Commission or attached as an appendix hereto.

              ALL STOCKHOLDERS ARE URGED TO MARK, SIGN AND SEND IN
                  THEIR PROXIES WITHOUT DELAY IN THE ENCLOSED
                      ENVELOPE. PROMPT RESPONSE IS HELPFUL
                          AND YOUR COOPERATION WILL BE
                                  APPRECIATED.

                              INDEX TO APPENDICES

APPENDIX A     --      Agreement and Plan of Merger (including certain exhibits thereto)
APPENDIX B     --      Opinion of Montgomery Securities
APPENDIX C     --      Historical Consolidated Financial Statements of Video
APPENDIX D     --      1997 Long Term Incentive Plan of the Company
APPENDIX E     --      Definitions of "Change in Control," "Change in Control Date," and
                       "Change in Control Price" from the 1993 Long Term Incentive Plan of the Company

                                                                      APPENDIX A

================================================================================

                          AGREEMENT AND PLAN OF MERGER

                                     AMONG

                          INTERNATIONAL POST LIMITED,
                           VIDEO SERVICES CORPORATION

                                      AND

                    LOUIS H. SIRACUSANO, ARNOLD P. FEROLITO
                               AND DONALD H. BUCK

                            ------------------------

                                 JUNE 27, 1997

================================================================================

                               TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----
ARTICLE I
THE MERGER...............................................................................     1
Section 1.1.    Filing of Certificate of Merger; Effective Time of the Merger............     1
Section 1.2.    Closing..................................................................     1
Section 1.3.    Effects of the Merger....................................................     1
ARTICLE II
  EFFECT OF THE MERGER ON THE
  CAPITAL STOCK OF THE CONSTITUENT CORPORATIONS..........................................     2
Section 2.1     Effect on Capital Stock..................................................     2
  (a)           Conversion Number for Video Common Stock.................................     2
  (b)           Cancellation of Treasury Stock and Other Video Common Stock..............     2
  (c)           Cancellation of IPL Common Stock.........................................     2
  (d)           Fractional Shares........................................................     2
Section 2.2.    Exchange of Certificates.................................................     3
ARTICLE III
  REPRESENTATIONS AND WARRANTIES OF IPL..................................................     3
Section 3.1.    Organization, Standing and Power.........................................     3
Section 3.2.    Capital Structure........................................................     3
Section 3.3.    Authority Relative to this Agreement.....................................     4
Section 3.4.    SEC Documents; Financial Statements......................................     5
Section 3.5.    Information Supplied.....................................................     5
Section 3.6.    Absence of Certain Changes or Events.....................................     6
Section 3.7.    Litigation...............................................................     6
Section 3.8.    Taxes....................................................................     6
Section 3.9.    Benefit Plans............................................................     8
Section 3.10.   Labor Relations..........................................................    10
Section 3.11.   Authorizations and Compliance with Laws..................................    10
Section 3.12.   Insurance................................................................    10
Section 3.13.   Title to Real Properties.................................................    10
Section 3.14.   Environmental Laws.......................................................    11
Section 3.15.   Contracts................................................................    12
Section 3.16.   Intellectual Property....................................................    12
Section 3.17.   Related Party Transactions...............................................    12
Section 3.18.   Opinion of Financial Adviser.............................................    13
Section 3.19.   No Undisclosed Material Liabilities......................................    13
Section 3.20.   Vote Required............................................................    13
Section 3.21.   Certain Agreements.......................................................    13
Section 3.22.   Brokers or Finders.......................................................    13
Section 3.23.   NASDAQ Listing...........................................................    13
Section 3.24.   Subsidiaries.............................................................    13
Section 3.25.   Title to and Condition of Certain Personal Property......................    13
Section 3.26.   Status of Agreements and Business Relationships..........................    14
Section 3.27.   Customers and Suppliers..................................................    14
Section 3.28.   Absence of Certain Commercial Practices..................................    14
Section 3.29.   Books and Records........................................................    14

                                                                                           PAGE
                                                                                           ----
ARTICLE IV
  REPRESENTATIONS AND WARRANTIES OF VIDEO................................................    14
Section 4.1.    Organization, Standing and Power.........................................    15
Section 4.2.    Capital Structure........................................................    15
Section 4.3.    Authority Relative to this Agreement.....................................    15
Section 4.4.    Financial Statements.....................................................    16
Section 4.5.    Information Supplied.....................................................    16
Section 4.6.    Absence of Certain Changes or Events.....................................    16
Section 4.7.    Litigation...............................................................    17
Section 4.8.    Taxes....................................................................    17
Section 4.9.    Benefit Plans............................................................    19
Section 4.10.   Labor Relations..........................................................    21
Section 4.11.   Authorizations and Compliance with Laws..................................    21
Section 4.12.   Insurance................................................................    21
Section 4.13.   Title to Real Properties.................................................    21
Section 4.14.   Environmental Laws.......................................................    22
Section 4.15.   Contracts................................................................    23
Section 4.16.   Intellectual Property....................................................    24
Section 4.17.   Related Party Transactions...............................................    24
Section 4.18.   No Undisclosed Material Liabilities......................................    24
Section 4.19.   Certain Agreements.......................................................    24
Section 4.20.   Brokers or Finders.......................................................    24
Section 4.21.   Subsidiaries.............................................................    24
Section 4.22.   Title to and Condition of Certain Personal Property......................    24
Section 4.23.   Status of Agreements and Business Relationships..........................    25
Section 4.24.   Customers and Suppliers..................................................    25
Section 4.25.   Absence of Certain Commercial Practices..................................    25
Section 4.26.   Books and Records........................................................    25
Section 4.27.   Spin-Off Transaction and Contribution Transaction........................    25
ARTICLE V
  REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS.........................................    26
Section 5.1.    Ownership of Video Common Stock..........................................    26
Section 5.2.    Authority Relative to this Agreement.....................................    26
Section 5.3.    Information Supplied.....................................................    27
Section 5.4.    Restricted Securities....................................................    27
ARTICLE VI
  COVENANTS RELATING TO CONDUCT
  OF BUSINESS PENDING THE MERGER.........................................................    27
Section 6.1.    Ordinary Course..........................................................    27
Section 6.2.    Governing Documents......................................................    27
Section 6.3.    Issuance of Securities...................................................    27
Section 6.4.    Dividends; Changes in Stock..............................................    27
Section 6.5.    Acquisition Proposals....................................................    28
Section 6.6.    No Acquisitions..........................................................    28
Section 6.7.    No Dispositions..........................................................    28
Section 6.8.    Indebtedness; Leases.....................................................    28

                                                                                           PAGE
                                                                                           ----
Section 6.9.    Advice of Changes; Filings...............................................    29
Section 6.10.   Employee Arrangements....................................................    29
Section 6.11.   No Dissolution, Etc......................................................    29
Section 6.12.   No Action................................................................    29
ARTICLE VII
  ADDITIONAL AGREEMENTS..................................................................    29
Section 7.1.    Preparation of the Registration Statement and Proxy Statement............    29
Section 7.2.    Letters of Accountants...................................................    30
Section 7.3.    Access to Information....................................................    30
Section 7.4.    Meeting of IPL Stockholders..............................................    30
Section 7.5.    Legal Conditions to Merger...............................................    30
Section 7.6.    NASDAQ...................................................................    30
Section 7.7.    Management Options.......................................................    30
Section 7.8.    Fees and Expenses........................................................    31
Section 7.9.    Indemnification..........................................................    31
Section 7.10.   Additional Agreements; Commercially Reasonable Efforts...................    32
Section 7.11.   Reserved Shares of IPL Common Stock......................................    32
Section 7.12.   Tax Treatment............................................................    32
Section 7.13.   Spin-Off Transaction/Insurance...........................................    32
Section 7.14.   Contribution Agreement...................................................    32
Section 7.15.   Video Subsidiaries.......................................................    33
Section 7.16.   (a) Stock Resale Agreement...............................................    33
                (b) Registration Rights Agreement........................................    33
Section 7.17.   Fairness Opinion.........................................................    33
Section 7.18.   Committee Review.........................................................    33
Section 7.19.   Replacement of Shares....................................................    33
Section 7.20.   Voting Agreement.........................................................    33
Section 7.21.   Non-Compete..............................................................    34
Section 7.22.   Tag-Along Rights Agreement...............................................    34
ARTICLE VIII
  CONDITIONS OF MERGER...................................................................    34
Section 8.1.    General Conditions to Obligation of IPL and Video........................    34
  (a)           Stockholder Approval.....................................................    34
  (b)           NASDAQ Listing...........................................................    34
  (c)           Employment Agreements....................................................    34
  (d)           Other Approvals..........................................................    34
  (e)           Registration Statement...................................................    34
  (f)           No Injunction or Restraints..............................................    34
  (g)           Accountants' Letters.....................................................    34
  (h)           Financings...............................................................    34
  (i)           No Pending Proceedings...................................................    35
  (j)           Fairness Opinion.........................................................    35
  (k)           Losses Escrow Agreement..................................................    35
  (l)           Qualification To Do Business.............................................    35
Section 8.2.    Additional Conditions to Obligation of IPL...............................    35
  (a)           Representations and Warranties...........................................    35

                                                                                           PAGE
                                                                                           ----
  (b)           Agreements and Covenants.................................................    35
  (c)           No Material Adverse Change...............................................    35
  (d)           Compliance Certificate...................................................    35
  (e)           Stock Resale Agreement...................................................    35
  (f)           Contribution Agreement...................................................    35
  (g)           Videotape and Video Dub..................................................    35
  (h)           Environmental Reports....................................................    35
  (i)           Authority................................................................    36
  (j)           Opinion of Counsel.......................................................    36
  (k)           Approvals and Filings....................................................    36
  (l)           FIRPTA Certificates......................................................    36
  (m)           Estoppel Certificates....................................................    36
  (n)           Certificates of Occupancy................................................    36
  (o)           Surveys..................................................................    36
Section 8.3.    Additional Conditions to Obligation of Video.............................    36
  (a)           Representations and Warranties...........................................    36
  (b)           Agreements and Covenants.................................................    36
  (c)           No Material Adverse Change...............................................    36
  (d)           Compliance Certificate...................................................    36
  (e)           Environmental Reports....................................................    37
  (f)           Authority................................................................    37
  (g)           Opinion of Counsel.......................................................    37
  (h)           Approvals and Filings....................................................    37
  (i)           FIRPTA Certificates......................................................    37
  (j)           Registration Rights Agreement............................................    37
  (k)           Estoppel Certificates....................................................    37
  (l)           Certificates of Occupancy................................................    37
  (m)           Approval.................................................................    37
  (n)           Security Interest........................................................    37
  (o)           Surveys..................................................................    37
  (p)           Option Plan..............................................................    37
  (q)           Waivers..................................................................    37
  (r)           Agreements...............................................................    38
  (s)           Resignation..............................................................    38
ARTICLE IX
  TERMINATION, AMENDMENT AND WAIVER......................................................    38
Section 9.1.    Termination..............................................................    38
Section 9.2.    Fees and Expenses........................................................    38
Section 9.3.    Effect of Termination....................................................    39
ARTICLE X
  SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
  INDEMNIFICATION; SHAREHOLDERS' REPRESENTATIONS.........................................    39
Section 10.1.   Survival of Representations and Warranties...............................    39
Section 10.2.   Indemnification..........................................................    39
  (a)           Agreement to Indemnify...................................................    39

                                                                                           PAGE
                                                                                           ----
  (b)           Threshold................................................................    40
  (c)           Limitation on Indemnity..................................................    41
  (d)           Indemnification Procedure................................................    41
  (e)           Contribution.............................................................    42
  (f)           Adjustment to Conversion Number..........................................    42
  (g)           Leases...................................................................    42
  (h)           Tax Indemnification......................................................    42
ARTICLE XI
  GENERAL PROVISIONS.....................................................................    43
Section 11.1.   Notices..................................................................    44
Section 11.2.   Interpretation; Certain Definitions......................................    44
Section 11.3.   Counterparts.............................................................    44
Section 11.4.   Entire Agreement; No Third Party Beneficiaries; Rights of Ownership......    44
Section 11.5.   Governing Law............................................................    44
Section 11.6.   Severability.............................................................    44
Section 11.7.   Publicity................................................................    44
Section 11.8.   Assignment...............................................................    44
Section 11.9.   Remedies Cumulative......................................................    45
Section 11.10.  Representations of Video and IPL.........................................    45
Section 11.11.  Remedies Exclusive.......................................................    45
Section 11.12.  Waiver...................................................................    45
Section 11.13.  Amendment................................................................    45
Section 11.14.  Extension; Waiver........................................................    45
ARTICLE XII
  GLOSSARY...............................................................................    46

                                   SCHEDULES
IPL DISCLOSURE SCHEDULE
VIDEO DISCLOSURE SCHEDULE

SCHEDULE 6.8                           --         STONEHURST LEASE
SCHEDULE 7.7                           --         MANAGEMENT OPTIONS
SCHEDULE 7.13                          --         SPIN-OFF TRANSACTION
SCHEDULE 10.2(a)(iv)                   --         TAX RESERVES
                                      EXHIBITS
EXHIBIT 1.1(a)                         --         DELAWARE CERTIFICATE
EXHIBIT 1.1(b)                         --         NEW JERSEY CERTIFICATE
EXHIBIT 1.3(b)                         --         DIRECTORS OF SURVIVING CORPORATION
EXHIBIT 3.18                           --         FAIRNESS OPINION
EXHIBIT 7.13                           --         SECTION 355 AGREEMENT
EXHIBIT 7.14                           --         CONTRIBUTION AGREEMENT
EXHIBIT 7.16(a)                        --         STOCK RESALE AGREEMENT
EXHIBIT 7.16(b)                        --         REGISTRATION RIGHTS AGREEMENT
EXHIBIT 7.19                           --         OPTION LETTER AGREEMENT
EXHIBIT 7.20                           --         VOTING AGREEMENT
EXHIBIT 7.22                           --         TAG-ALONG RIGHTS AGREEMENT
EXHIBIT 8.1(c)(a)                      --         SIRACUSANO EMPLOYMENT AGREEMENT
EXHIBIT 8.1(c)(b)                      --         BUCK EMPLOYMENT AGREEMENT
EXHIBIT 8.1(k)                         --         LOSSES ESCROW AGREEMENT
EXHIBIT 8.2(j)                         --         OPINION OF COUNSEL TO VIDEO
EXHIBIT 8.2(m)                         --         FORM OF ESTOPPEL CERTIFICATE
EXHIBIT 8.3(g)                         --         OPINION OF COUNSEL TO IPL
EXHIBIT 8.3(q)                         --         FORM OF OPTION WAIVER
EXHIBIT 8.3(r)(i)                      --         FEROLITO CONSULTING AGREEMENT
EXHIBIT 8.3(r)(ii)                     --         IRWIN SEVERANCE AGREEMENT

                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER dated as of June 27, 1997 (the "Agreement"), among INTERNATIONAL POST LIMITED, a Delaware corporation ("IPL"), VIDEO SERVICES CORPORATION, a New Jersey corporation ("Video"), and Louis H. Siracusano, Arnold
P. Ferolito, and Donald H. Buck (each, a "Stockholder" and collectively, the "Stockholders"). Unless otherwise defined herein, each capitalized term used herein shall have the meaning attributed to it in the glossary set forth in
Article XII hereof.

     WHEREAS, the Boards of Directors of IPL and Video have each determined that it is in the best interests of their respective stockholders for Video to merge with and into IPL (the "Merger") upon the terms and subject to the conditions set forth herein, and have approved the Merger and this Agreement;

     WHEREAS, for federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Code; and

     WHEREAS, IPL, Video and the Stockholders desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, IPL, Video and (with respect to Articles V, VI, X and XI hereof) the Stockholders hereby agree as follows:

                                   ARTICLE I

                                   THE MERGER

     Section 1.1. Filing of Certificate of Merger; Effective Time of the Merger. Subject to the provisions of this Agreement: (i) a certificate of merger in the form attached as Exhibit 1.1(a) (the "Delaware Certificate") shall be duly prepared, executed and acknowledged by IPL and thereafter delivered to the Secretary of State of the State of Delaware for filing as provided in the Delaware General Corporation Law (the "DGCL") simultaneously with the Closing; and (ii) a certificate of merger in the form attached hereto as Exhibit 1.1(b) (the "New Jersey Certificate") shall be duly prepared and shall be executed by each of IPL and Video and thereafter delivered for filing as provided in the New Jersey Business Corporation Act ("NJBCA") simultaneously with the Closing. The Merger shall become effective upon the later of the filing of the New Jersey Certificate with the Secretary of State of the State of New Jersey or the filing of the Delaware Certificate with the Secretary of State of the State of Delaware (the "Effective Time").

     Section 1.2. Closing. The closing of the Merger (the "Closing") will take place at the offices of Gordon Altman Butowsky Weitzen Shalov & Wein, 114 West 47th Street, New York, New York 10036, as soon as practicable following the satisfaction of the conditions set forth in Article VIII, or at such other place, time or date as may be agreed upon by IPL and Video (the date of such Closing being referred to herein as the "Closing Date").

     Section 1.3.  Effects of the Merger.

     (a) At the Effective Time and by virtue of the Merger: (i) the separate existence of Video shall cease and Video shall be merged with and into IPL and IPL shall be the Surviving Corporation (IPL and Video are sometimes referred to herein as the "Constituent Corporations" and IPL is sometimes referred to herein as the "Surviving Corporation"); (ii) all of the outstanding capital stock of Video shall be converted as provided in Section 2.1; (iii) the Certificate of Incorporation of IPL as in effect immediately prior to the Effective Time shall be amended to increase the number of authorized shares of IPL Common Stock, from 15,000,000 shares to 25,000,000 shares and to change the corporate name of IPL to "Video Services Corporation" and, as so amended, the Certificate of Incorporation of IPL as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation; and (iv) the By-Laws of IPL as in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation.

     (b) The directors and officers of the Surviving Corporation immediately after the Effective Time shall be: (i) four (4) individuals selected by the Stockholders (being the individuals identified on Part (a) of Exhibit 1.3(b), or if they are unable to serve, such other persons as are selected by the Stockholders and are reasonably acceptable to IPL); and (ii) three (3) individuals selected by IPL (being the individuals identified on Part (b) of Exhibit 1.3(b), or if they are unable to serve, such other persons as are selected by IPL and are reasonably acceptable to Video) who shall hold office until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation and By-Laws.

     (c) At and after the Effective Time, the corporate existence of IPL, with all its rights, privileges, powers and franchises of a public as well as of a private nature, shall continue unaffected and unimpaired by the Merger. The Merger shall have the effects specified in Section 259 of the DGCL.

                                   ARTICLE II

                          EFFECT OF THE MERGER ON THE
                 CAPITAL STOCK OF THE CONSTITUENT CORPORATIONS

     Section 2.1. Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the holders of any shares of capital stock of IPL or Video:

          (a) Conversion Number for Video Common Stock. Each share of Video Common Stock which shall be issued and outstanding immediately prior to the Effective Time (other than any shares of Video Common Stock to be canceled pursuant to Section 2.1(b)) shall be converted into the right, to receive a number (the "Conversion Number") of fully paid and nonassessable shares of IPL Common Stock, such that the aggregate number of such shares of IPL Common Stock into which all such shares of Video Common Stock shall be converted shall equal 7,223,445. As of the Effective Time, all such shares of Video Common Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing such shares of Video Common Stock shall cease to have any rights with respect thereto, except the right to receive the shares of IPL Common Stock to be issued in consideration therefor upon surrender of such certificate in accordance with Section 2.2, without interest. If, between the date hereof and the Effective Time, the outstanding shares of IPL Common Stock shall be changed into a different number of shares by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, or similar event, or a stock dividend thereon shall be distributed as of a date prior to the Effective Time, or declared with a record date prior to the Effective Time and a distribution date or comparable effective date after the Effective Time, the Conversion Number set forth above shall be appropriately adjusted to reflect such change.

          (b) Cancellation of Treasury Stock and Other Video Common Stock. All shares of Video Common Stock that are owned by Video or its Subsidiaries as treasury stock shall be cancelled and retired and shall cease to exist, and no securities of IPL or other consideration shall be delivered in exchange therefor.

          (c) Cancellation of IPL Common Stock. Notwithstanding any provision of this Agreement to the contrary, each share of IPL Common Stock owned by Video or any Subsidiary of Video immediately prior to the Effective Time shall by virtue of the Merger become an asset of IPL and shall then immediately be cancelled and retired and shall cease to exist, and no securities, in addition to those contained in clause (a) above, of IPL or other consideration shall be delivered in exchange therefor. The certificates evidencing such shares of IPL Common Stock shall be delivered to IPL at the Closing.

          (d) Fractional Shares. No fractional shares of IPL Common Stock shall be issued in the Merger and no certificate therefor will be issued. In lieu of such fractional shares, any holder of Video Common Stock who would otherwise be entitled to a fraction of a share of IPL Common Stock shall, upon surrender of his certificate or certificates representing Video Common Stock, be paid an amount in cash (without interest) determined by multiplying such fraction by the Market Value at the Effective Time.

     Section 2.2. Exchange of Certificates. Each Stockholder shall deliver to IPL at the Closing certificates representing all shares of Video Common Stock owned by such Stockholder, and, in exchange therefor, IPL shall deliver to each Stockholder certificates representing that number of shares of IPL Common Stock which such Stockholder has the right to receive pursuant to Section 2.1(a) and the certificates for shares of Video Common Stock so surrendered shall forthwith be cancelled. Until such shares of Video Common Stock are so delivered, certificates representing such shares of Video Common Stock shall be deemed at any time after the Effective Time to represent only the right to receive upon such delivery one or more certificates representing shares of IPL Common Stock as contemplated by this Section 2.2. and the holders thereof shall have no rights whatsoever as stockholders of IPL.

                                  ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF IPL

     Except as set forth on IPL's disclosure schedule previously delivered to Video (the "IPL Disclosure Schedule"), IPL hereby represents and warrants to Video as follows; provided however, that the parties acknowledge that IPL occupies, through leases of real property, the IPL Leased Property that is leased by IPL or its Subsidiaries (as tenant) from Video or its Affiliates (as landlord) and that notwithstanding the terms of the representations and warranties set forth in this Article III, no breach of any such representation or warranty shall be deemed to exist, to the extent such breach resulted from any act or omission of the Stockholders or their Affiliates, or Video or any of its Subsidiaries or Affiliates (in their capacity as landlord) in, or with respect to such IPL Leased Property (provided that this exception shall not apply to any such breach if the same results from any action or inaction of IPL or its Subsidiaries or Affiliates acting as tenant in respect of such IPL Leased Property):

     Section 3.1.  Organization, Standing and Power.  Each of IPL and its
Subsidiaries: (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) has all requisite corporate power and corporate authority to own, lease and operate its properties and to carry on its business as now being conducted; and (iii) is duly qualified or licensed to do business and in good standing in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be in good standing, qualified or licensed does not, individually or in the aggregate, have a Material Adverse Effect. Correct and complete copies of the Certificate of Incorporation and By-Laws of IPL and its Subsidiaries, each as amended to the date hereof, are attached to the IPL Disclosure Schedule. All Subsidiaries of IPL and their respective jurisdictions of incorporation or organization are identified on the IPL Disclosure Schedule.

     Section 3.2.  Capital Structure.

     (a) As of the date hereof, the authorized capital stock of IPL consists of 15,000,000 shares of IPL Common Stock and 3,000,000 shares of IPL Preferred Stock.

     (b) As of the date hereof, 6,226,958 shares of IPL Common Stock are issued and outstanding and -0-shares of IPL Preferred Stock are issued and outstanding.

     (c) As of the date hereof: (i) 841,818 shares of IPL Common Stock are reserved for issuance upon the exercise of options to purchase shares of IPL Common Stock; (ii) no shares of IPL Common Stock are held by IPL in its treasury or by its Subsidiaries; and (iii) no bonds, debentures, notes or other indebtedness having the right to vote (or convertible into securities having the right to vote) on all matters on which stockholders may vote ("Voting Debt") are issued or outstanding, other than $6,350,000 principal amount of IPL's 4% convertible subordinated notes due May 4, 2003, which notes do not currently have and will not, solely by virtue of the Merger, or by virtue of the financial condition of the Surviving Corporation immediately thereafter, obtain any right to vote, but are convertible into IPL Common Stock at the rate of $14.00 per share (the "IPL Convertible Notes").

     (d) All outstanding shares of IPL Common Stock are, and all shares of IPL Common Stock which may be issued upon exercise of any outstanding options to purchase IPL Common Stock or upon conversion of the

IPL Convertible Notes when issued in accordance with the respective terms thereof will be, validly issued, fully paid and nonassessable and not subject to preemptive rights. Except as set forth on the IPL Disclosure
Schedule, all outstanding shares of capital stock of the Subsidiaries of IPL are owned by IPL or a direct or indirect wholly-owned Subsidiary of IPL, free and clear of all Liens and options of any nature. The IPL Disclosure Schedule sets forth all outstanding options granted by IPL to purchase shares of IPL Common Stock, the number of shares of IPL Common Stock for which such options are exercisable, which of such options are currently exercisable, the option exercise price and the identity of the optionee. Except as set forth in this
Section 3.2 and on the IPL Disclosure Schedule, there are outstanding: (i) no shares of capital stock, Voting Debt or other voting securities of IPL; (ii) no securities of IPL or any of its Subsidiaries convertible into or exchangeable for shares of capital stock, Voting Debt or other voting securities of IPL or any of its Subsidiaries; and (iii) no options, warrants, calls, rights (including preemptive rights), commitments or agreements to which IPL or any of its Subsidiaries is a party or by which it is bound obligating IPL or any of its Subsidiaries to issue, deliver, sell, purchase, redeem or acquire, or cause to be issued, delivered, sold, purchased, redeemed or acquired, additional shares of capital stock or any Voting Debt or other voting securities of IPL or any of its Subsidiaries or obligating IPL or any of its Subsidiaries to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. Except as set forth in this Agreement, there are not as of the date hereof and there will not be at the Effective Time, any stockholder agreements, voting trusts or other agreements or understandings to which IPL is a party or by which it is bound relating to the voting of any shares of the capital stock of IPL or its Subsidiaries.

     (e) The shares of IPL Common Stock to be issued pursuant to the Merger, will be duly authorized, validly issued, fully paid and nonassessable and will not be subject to preemptive rights created by: (i) statute; (ii) IPL's Certificate of Incorporation or By-Laws; or (iii) any agreement to which IPL is a party or by which it is bound.

     Section 3.3.  Authority Relative to this Agreement.

     (a) IPL has all necessary corporate power and corporate authority to execute and deliver this Agreement and, subject, with respect to the consummation of the Merger and the issuance of IPL Common Stock pursuant to the Merger, to approval of this Agreement and the transactions contemplated herein (including the amendment to IPL's Certificate of Incorporation increasing the number of authorized shares of IPL Common Stock and changing IPL's corporate name, the appointment of the directors identified in Exhibit 1.3(b), in each such case as contemplated by Section 1.3 and the New Option Plan) by the affirmative vote of the holders of a majority of the outstanding shares of IPL Common Stock entitled to vote thereon (the "IPL Vote"), to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of IPL subject, with respect to the consummation of the Merger and the issuance of IPL Common Stock pursuant to the Merger, to approval of this Agreement and the transactions contemplated herein (including the amendment to IPL's Certificate of Incorporation increasing the number of authorized shares of IPL Common Stock and changing IPL's corporate name, the appointment of the directors identified in
Exhibit 1.3(b), in each such case as contemplated by Section 1.3 and the New Option Plan) by the IPL Vote. This Agreement has been duly executed and delivered by IPL and subject, with respect to the consummation of the Merger and the issuance of IPL Common Stock pursuant to the Merger, to approval of this Agreement and the transactions contemplated herein (including the amendment to IPL's Certificate of Incorporation increasing the number of authorized shares of IPL Common Stock and changing IPL's corporate name, the appointment of the directors identified in Exhibit 1.3(b), in each such case as contemplated by
Section 1.3 and the New Option Plan) by the IPL Vote, and, assuming this Agreement constitutes the valid and binding agreement of Video and the Stockholders, constitutes the valid and binding obligation of IPL, enforceable against IPL in accordance with its terms, except as may be limited by bankruptcy, reorganization, moratorium, fraudulent conveyance and insolvency Laws and by other Laws affecting the rights of creditors generally and except as may be limited by the availability of equitable remedies.

     (b) The execution and delivery of this Agreement by IPL does not, and the consummation of the transactions contemplated hereby by IPL will not: (i) conflict with, or result in any violation or breach of any provision of the Certificate of Incorporation or By-Laws of IPL or any of its Subsidiaries; or (ii) assuming the consents, approvals, authorizations or permits and filings or notifications referred to in Section 3.3(c) are duly and timely obtained or made and the approval of this Agreement and the transactions contemplated herein (including the amendment to IPL's Certificate of Incorporation increasing the number of authorized shares of IPL Common Stock and changing IPL's corporate name, the appointment of the directors identified in
Exhibit 1.3(b), in each such case as contemplated by Section 1.3 and the New Option Plan) by the IPL Vote has been obtained, result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration or Lien, or other charge or encumbrance) (any of the foregoing, a "Violation"), under any of the terms, conditions or provisions of any loan or credit agreement, note, mortgage, indenture, lease, IPL Benefit Plan or other agreement, obligation, instrument, IPL Permit, concession, franchise, license, Judgment or Law applicable to IPL or any of its Subsidiaries or its or their respective properties or assets, except for such Violations that, individually or in the aggregate, do not have a Material Adverse Effect.

     (c) No consent, approval, order or authorization of, or registration, declaration or filing with, or permit from any court, administrative agency, commission or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity"), or any other Person is required by or with respect to IPL or any of its Subsidiaries to validly execute and deliver this Agreement on behalf of IPL or to effect the Merger, except for: (i) the filing with the SEC of (A) a proxy statement in definitive form relating to the meeting of IPL's stockholders to be held in connection with the Merger (the "Proxy Statement"); (B) a registration statement on Form S-3 under the Securities Act, for the resale of IPL Common Stock issued in the Merger (the "Registration Statement") and the effectiveness of the Registration Statement and (C) such reports under Section 13(a) of the Exchange Act and such other compliance with the Securities Act, the Exchange Act and the rules and regulations thereunder, as may be required in connection with this Agreement and the transactions contemplated hereby, and the obtaining from the SEC of such orders as may be so required; (ii) the filing of the Delaware Certificate with the Secretary of State of the State of Delaware and the New Jersey Certificate with the Secretary of State of the State of New Jersey; (iii) such filings and approvals as may be required by applicable state securities, "blue sky" or takeover Laws; (iv) filings with, and approval of, The NASDAQ Stock Market; (v) the IPL Vote and
(vi) as otherwise disclosed on the IPL Disclosure Schedule.

     Section 3.4.  SEC Documents; Financial Statements.

     (a) The IPL Disclosure Schedule sets forth a true and complete list of each report, schedule, registration statement and definitive proxy statement required to be filed by IPL with the SEC since January 1, 1994 (the "IPL SEC Documents"). As of their respective dates: (i) the IPL SEC Documents complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such IPL SEC Documents; and (ii) none of the IPL SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (b) The financial statements of IPL included in the IPL SEC Documents complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present, in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal, recurring audit adjustments) the consolidated financial position of IPL and its Subsidiaries as at their respective dates and the consolidated results of operations and the consolidated cash flows of IPL and its Subsidiaries for the periods then ended.

     Section 3.5. Information Supplied. None of the information supplied or to be supplied by IPL for inclusion or incorporation by reference in: (i) the Registration Statement will; (A) at the time the Registration Statement is filed with the SEC; (B) at the time it becomes effective under the Securities Act; and
(C) at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) the Proxy Statement will, at the date such information is mailed to IPL's stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement, insofar as it relates to IPL or its Subsidiaries or other information supplied by IPL for inclusion therein, will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder, and the Registration Statement, insofar as it relates to IPL or its Subsidiaries or other information supplied by IPL for inclusion therein, will comply as to form in all material respects with the provisions of the Securities Act and the rules and regulations thereunder.

     Section 3.6. Absence of Certain Changes or Events. Except as set forth in the IPL 10-Q, from July 31, 1996 to the date hereof, IPL and its Subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice and, since such date, except for transactions contemplated by this Agreement, there has not been: (i) any change in the business, results of operations, properties (including intangible properties), financial condition, assets or liabilities of IPL or any of its Subsidiaries having a Material Adverse Effect; (ii) any material change in accounting methods, principles or practices by IPL or its Subsidiaries; (iii) any material revaluation (and, as of the date hereof, there is no contemplated revaluation) by IPL or any of its Subsidiaries of any of its or their respective assets, including, without limitation, writing-down the value of inventory or writing-off notes or accounts receivable other than in the ordinary course of business; (iv) any declaration, setting aside or payment of any dividends or distributions in respect of the shares of its capital stock; (v) any issuance, sale or transfer by IPL, or any commitment to issue, sell or transfer by IPL, any shares of its capital stock, or any redemption, purchase or other acquisition of any of its securities (other than the issuance of shares to the Stockholders contemplated pursuant to this Agreement); or (vi) any increase in, or establishment of, any bonus, insurance, severance, welfare, thrift, deferred compensation, pension, retirement, profit sharing, stock option, stock purchase or other employee benefit plan of IPL or any of its Subsidiaries, or, except in the ordinary course of business consistent with past practice, any other increase in the compensation payable or to become payable to officers or employees of IPL or any of its Subsidiaries, except pursuant to the provisions of any such plan in effect as of July 31, 1996.

     Section 3.7. Litigation. There are no actions, suits or proceedings pending against IPL or any of its Subsidiaries or its or their respective assets (whether or not covered by insurance) including, without limitation, for condemnation or foreclosure of real property. To the knowledge of IPL, no investigation, action, suit or proceeding before the FCC is threatened against IPL or any of its Subsidiaries or with respect to its or their respective assets (whether or not covered by insurance) including, without limitation, for condemnation or foreclosure of real property and to the knowledge of IPL, there exists no basis for the commencement of any action, proceeding or investigation against IPL or any of its Subsidiaries, in each case which may have a Material Adverse Effect. There is no outstanding Judgment against IPL or any of its Subsidiaries or by which IPL or any of its Subsidiaries or its or their respective assets are bound.

     Section 3.8.  Taxes.

     (a) IPL is the common parent of an Affiliated Group of corporations which includes current IPL Subsidiaries and all other direct and indirect Subsidiaries of IPL which are eligible to be included in a consolidated return with IPL, and with respect to which IPL files consolidated United States federal income Tax Returns. All Tax Returns that were or will be required to be filed by, or with respect to, the IPL Entities on or before the Closing Date have been or will be filed on a timely basis in accordance with the Laws, regulations and administrative requirements of the appropriate Taxing Authority. All such Tax Returns that have been filed were, when filed, and continue to be, true, correct and complete.

     (b) All deficiencies proposed (plus any interest, penalties and additions to Tax that were or are proposed to be assessed thereon, if any) with respect to the IPL Entities have been fully paid or, as described on the IPL Disclosure Schedule, are being contested in good faith by appropriate proceedings and for which adequate reserves have been established on the financial statements of the IPL Entities (whether or not required to be disclosed under GAAP). There are no outstanding waivers or extensions of any statute of limitations relating to either the filing of any Tax Return or the payment of any Tax for which the IPL Entities may be liable, and no Taxing Authority has either formally or informally requested such a waiver or extension. The IPL Disclosure Schedule sets forth the Tax Returns of the IPL Entities which have been examined by and settled with the relevant Taxing Authority or which are otherwise closed by the applicable statute of limitations.

     (c) All Taxes due and payable on or before the Closing Date that are either: (i) required to be shown on any Tax Return filed by, or with respect to, the IPL Entities; or (ii) which were not required to be shown on any Tax Return but which were or will be required to be paid by or with respect to the IPL Entities, have been or will be timely paid on or before the Closing Date. All Taxes that the IPL Entities were or will be required by Law to withhold or collect have been (in the case of those Taxes that were already required to be withheld or collected) or will be duly withheld or collected and, to the extent required, have been (in the case of those Taxes that were already required to be paid) or will be paid to the appropriate Taxing Authority. There are no Tax Liens and will be no Tax Liens on the Closing Date, with respect to Taxes upon any of the properties or assets, real or personal, tangible or intangible, of the IPL Entities, except for Taxes not yet due and payable. Any liability of the IPL Entities for Taxes not yet due and payable and for Taxes being contested by the IPL Entities in good faith has adequately been provided for by the IPL Entities on its financial statements (whether or not required to be disclosed under GAAP).

     (d) None of the IPL Entities has ever been included in a consolidated, combined or unitary income Tax Return, except for such Tax Returns as are listed on the IPL Disclosure Schedule.

     (e) No consent to the application of Section 341(f)(2) of the Code has been filed with respect to any property or assets held or acquired by the IPL Entities.

     (f) No property owned by the IPL Entities is property that the IPL Entities, or the Surviving Corporation, is or will be required to treat as being owned by another person pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately before the enactment of the Tax Reform Act of 1986, or is "tax-exempt use property" within the meaning of Section 168(h)(1) of the Code.

     (g) None of the IPL Entities is subject to an adjustment under Section 481 of the Code or has been required by, or has requested or received the permission of, any Taxing Authority to change its method of accounting.

     (h) None of the IPL Entities has in effect any tax elections for federal income tax purposes under Sections 108, 168, 338, 441, 471, 1017, 1033 or 4977 of the Code or under any other Section of the Code.

     (i) There is no contract, agreement, plan or arrangement with the IPL Entities covering any Person that, individually or collectively, could give rise to the payment of any amount that would not be deductible by either the IPL Entities or the Surviving Corporation by reason of Sections 162(m) or 280G of the Code or as excessive or unreasonable compensation.

     (j) None of the IPL Entities is a party (other than as an investor) to any industrial development bond.

     (k) None of the IPL Entities has engaged in any exchange under which the gain realized on such exchange was not recognized due to Section 1031 of the Code.

     (l) No claim has ever been made by any Taxing Authority in any jurisdiction in which no Tax Return is or has ever been filed by the IPL Entities that the IPL Entities are, were or may be subject to taxation by such jurisdiction.

     (m) All United States federal income Tax Returns filed by, or on behalf of, the IPL Entities disclose all positions that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code.

     (n) None of the IPL Entities is or has been a party to any Tax Sharing Agreement with any Person other than IPL or a member of the IPL Affiliated Group.

     (o) The IPL Disclosure Schedule sets forth, as of August 1, 1996, for United States federal, state, local and foreign income Tax purposes, the liabilities of the IPL Entities, and the adjusted basis of the assets of the

IPL Entities (other than the securities of IPL Entities) and any accumulated depreciation thereon as of August 1, 1996; all of which has been determined by the IPL Entities in good faith based on the best data available to them. The net operating losses, alternative minimum tax net operating losses, capital losses and credits, including any carryovers thereof, of the IPL Entities for United States federal income Tax purposes, and, where applicable, for state, local and foreign income Tax purposes, are set forth on the IPL Disclosure Schedule.

     (p) Except as may result from this Agreement or the Merger, none of the IPL Entities has a net operating loss carryover, capital loss carryover, alternative minimum tax net operating loss carryover, or credit carryover which (without regard to the transactions contemplated by this Agreement): (i) in the case of a net operating loss carryover or alternative minimum tax net operating loss carryover, is subject to restriction under Section 382 of the Code (or any similar provision under state, local or foreign Law); (ii) in the case of a net capital loss carryover and credit carryover, is subject to restriction under
Section 383 of the Code (or any similar provision under state, local or foreign
Law); or (iii) in the case of either a net operating loss carryover, alternative minimum tax net operating loss carryover, capital loss carryover or credit carryover, arose in a separate return limitation year.

     (q) IPL has provided Video with copies of: (i) all Tax Returns of the IPL Entities and all pro forma income Tax Returns of the IPL Entities for all periods (including periods for which any IPL Entity is or may have been a member of another consolidated, combined or unitary group) with respect to which the statute of limitations on assessment has not expired; (ii) any notices, protests or closing agreements relating to issues arising, or potentially arising, in any audit, litigation or similar proceeding with respect to the liability for Taxes of the IPL Entities; (iii) any elections or disclosure of any controversial position filed by or on behalf of the IPL Entities with any Taxing Authority (whether or not filed with any Tax Return); (iv) any letter rulings, determination letters or similar documents issued by any Taxing Authority with respect to the IPL Entities; and (v) any Tax Sharing Agreement to which an IPL Entity is or has been a party.

     (r) The IPL Entities have retained all books and records with respect to Tax matters pertinent to the IPL Entities relating to those taxable periods set forth on the IPL Disclosure Schedule and have abided by all record retention agreements entered into with any Taxing Authority.

     (s) None of the IPL Entities has any liability (whether contingent or otherwise) for Taxes of any Person other than itself or its Subsidiaries, including, without limitation, pursuant to the following: (i) under Treasury Regulations Section 1.1502-6 (or any successor provision thereto or any similar provision under state, local or foreign Law); (ii) as a successor or transferee; or (iii) by contract.

     (t) The IPL Entities have no gains or losses that have been deferred under the United States federal consolidated return regulations, and no losses that have been deferred under Section 267 of the Code. The IPL Entities have not entered into any transaction in which income is being taken into account under the installment method within the meaning of Section 453 of the Code (or under a similar method for state, local or foreign Tax purposes).

     Section 3.9.  Benefit Plans.

     (a) The IPL Disclosure Schedule contains a true and complete list of each:
(i) pension, retirement, savings, profit sharing, stock bonus, deferred compensation, bonus incentive compensation, stock option, restricted stock, stock purchase, stock appreciation right, salary continuation, severance or termination pay, medical, dental, life or other insurance, disability, fringe benefit, vacation pay, sick pay, holiday, unemployment, employee loan, educational assistance or other employee benefit plan or program, agreement or arrangement and (ii) employment, consulting or severance agreement, in each case, whether written or oral, covering current or former employees, directors or agents of IPL or its Subsidiaries and maintained, sponsored or contributed to by IPL or any of its Subsidiaries, or with respect to which IPL or any of its Subsidiaries may otherwise have any liability or obligation (including, but not limited to, any "employee benefit plans" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) (all the foregoing being herein called "IPL Benefit Plans"). With respect to the IPL Benefit Plans, individually and in the aggregate, IPL has made available to Video a true and correct copy of: (i) the

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

three (3) most recent annual reports (Form 5500) filed with the IRS, if any;
(ii) such IPL Benefit Plan; (iii) any summary plan description relating to such IPL Benefit Plan; (iv) each trust agreement and group annuity contract, if any, relating to such IPL Benefit Plan; (v) the most recent actuarial report or valuation; and (vi) the latest IRS determination letter and any other IRS ruling relating to an IPL Benefit Plan.

     (b) Each IPL Benefit Plan complies, in form and operation, in all material respects, with all applicable Laws and each IPL Benefit Plan has been administered substantially in accordance with its terms. With respect to the IPL Benefit Plans, individually and in the aggregate, no event has occurred and there exists no condition or set of circumstances in connection with which IPL or any of its Subsidiaries could be subject to any liability which has a Material Adverse Effect under ERISA, the Code, or any other applicable statute, order or governmental rule or regulation.

     (c) Each of the IPL Benefit Plans and related trusts that is intended to be qualified under Section 401(a) and Section 501(a) of the Code has been determined by the IRS to qualify under the Code and, to the knowledge of IPL, nothing has occurred since such determination to cause any of such IPL Benefit Plans not to qualify under Section 401(a) and Section 501(a) of the Code.

     (d) With respect to the IPL Benefit Plans, individually and in the aggregate, all required returns, reports and descriptions have been appropriately filed and distributed, except where the failure to be so filed and distributed would not have a Material Adverse Effect.

     (e) With respect to the IPL Benefit Plans, individually and in the aggregate: (i) there has been no prohibited transaction within the meaning of
Section 406 of ERISA or Section 4975 of the Code or any liability for Taxes or breach of fiduciary duty, which, individually, or in the aggregate has a Material Adverse Effect; and (ii) there is no action, suit, grievance, arbitration or other claim with respect to the administration or investment of assets of the IPL Benefit Plans (other than routine claims for benefits made in the ordinary course of plan administration) pending, or to the knowledge of IPL, threatened, and IPL has no knowledge of any facts which are reasonably likely to give rise to any such action, suit, grievance, arbitration or other claim, which, individually, or in the aggregate has a Material Adverse Effect.

     (f) None of IPL, its Subsidiaries, nor their IPL ERISA Affiliates currently maintains, sponsors or contributes to (or is required to contribute to), or at any time in the past five years has maintained, sponsored or contributed to (or was required to contribute to) any "defined benefit plan" as defined in Section 3(35) of ERISA, any "multiemployer plan" as defined in Section 3(37) of ERISA, or any other plan subject to Title IV of ERISA or Section 412 of the Code. None of IPL, its Subsidiaries, or any entity which is under common control, determined under Section 414(b), (c), (m) or (o) of the Code, with IPL or its Subsidiaries (each, an "IPL ERISA Affiliate") has incurred liability under Title IV of ERISA or Section 412 of the Code which would have a Material Adverse Effect, and no event has occurred and no condition exists, which could subject IPL, its Subsidiaries or any IPL ERISA Affiliate, directly or indirectly (through an indemnification agreement or otherwise), to any such liability which would have a Material Adverse Effect.

     (g) With respect to the IPL Benefit Plans, individually and in the aggregate, there are no funded benefit obligations for which contributions are due and have not been made or for which contributions have not been properly accrued as required by GAAP, and there are no unfunded benefit obligations which have not been: (i) accounted for by reserves (if required by GAAP); or (ii) if required (and to the extent required, if any), properly disclosed in accordance with GAAP or the rules and regulations of the SEC in the consolidated financial statements of IPL included in the IPL 10-K, which obligations have a Material Adverse Effect.

     (h) No IPL Benefit Plan provides life, health or other welfare benefits to retirees or other terminated employees of IPL or its Subsidiaries, other than continuation coverage mandated by Section 4980B of the Code or any state Law requiring similar continuation coverage.

     (i) The audited consolidated balance sheet of IPL as of July 31, 1996 contained in the IPL 10-K, and the unaudited consolidated balance sheet of IPL as of April 30, 1997 contained in the IPL 10-Q reflect reserves which are adequate to cover any reasonably expected liabilities for unresolved or outstanding workers compensation claims or claims under IPL's self-funded employee welfare plans.

     (j) No IPL Benefit Plan is a "voluntary employees' beneficiary association" within the meaning of Section 501(c)(9) of the Code or a "welfare benefit fund" within the meaning of Section 419 of the Code.

     (k) None of the IPL Benefit Plans, and to the knowledge of IPL, no fiduciary thereof, is currently the subject of an order, investigation or examination by the IRS, the Department of Labor, or any other domestic or foreign governmental agency.

     Section 3.10. Labor Relations. None of the employees of IPL or any of its Subsidiaries is represented by any labor union. To the knowledge of IPL, there is no activity involving any employees of IPL or any of its Subsidiaries seeking to certify a collective bargaining unit or engaging in any other organizational activity.

     Section 3.11. Authorizations and Compliance with Laws. IPL and each of its Subsidiaries are in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for IPL and each of its Subsidiaries to own, lease and operate their properties or to carry on their businesses as they are now being conducted, except where the failure to have any of the IPL Permits would not, individually or in the aggregate, have a Material Adverse Effect (collectively, the "IPL Permits"). The IPL Disclosure Schedule sets forth an accurate, correct and complete list of the IPL Permits, which IPL Permits are in full force and effect. IPL and each of its Subsidiaries: (i) are, and have been, in compliance with all Laws, regulations, rules and orders, and reporting, licensing, certification, registration and qualification requirements applicable to their businesses or employees conducting their businesses, including, without limitation, any federal, state or local Laws, statutes, regulations or ordinances, and any judicial or administrative orders or Judgments thereunder and the common law, pertaining to all health, industrial hygiene Laws, the Communications Act of 1934, as amended, and the rules and regulations adopted thereunder by the FCC, the breach or Violation of which, individually or in the aggregate, has a Material Adverse Effect; (ii) has received no written notification or written communication from any Governmental Entity (A) asserting that IPL or any of its Subsidiaries is not in compliance with any of the foregoing, which noncompliance has a Material Adverse Effect, or
(B) threatening to revoke any IPL Permit, which revocation has a Material Adverse Effect. No renewal of any IPL Permit would constitute a "major environmental action" under the rules of the FCC.

     Section 3.12. Insurance. The IPL Disclosure Schedule sets forth an accurate, correct and complete list and summary description (including the name of the insurer, coverage, premium and expiration date) of all binders or policies of fire, liability, product liability, workers compensation, vehicular, unemployment and other insurance, self insurance programs and fidelity bonds maintained by IPL or its Subsidiaries or in which IPL or its Subsidiaries is a named insured (collectively, the "IPL Insurance"). All such IPL Insurance has been issued under valid and enforceable policies or binders for the benefit of IPL or any of its Subsidiaries, and all such policies or binders are in full force and effect and none of the premiums therefor are past due, except to the extent that the failure of such policies to be in full force and effect or the failure to have paid such premiums when due would not have a Material Adverse Effect. There are no pending or asserted claims against IPL or its Subsidiaries as to which any insurer has denied coverage, and there are no claims under any IPL Insurance policy or binder that have been disallowed by the insurer or which the insurer has asserted were improperly filed. No notice of cancellation or nonrenewal with respect to, or increase of premium on, any IPL Insurance has been received by IPL or any of its Subsidiaries since July 31, 1996. Neither IPL nor any of its Subsidiaries is in default with respect to any provisions or requirements of any such policy or binder nor has any of them failed to give notice or present any claim thereunder in due and timely fashion, except for defaults or failures which, individually or in the aggregate, do not have a Material Adverse Effect. Neither IPL nor any of its Subsidiaries has received any notice of cancellation or termination in respect of any of the IPL Insurance.

     Section 3.13.  Title to Real Properties.

     (a) The IPL Disclosure Schedule sets forth a true, accurate, correct and complete list of: (i) all real property owned, leased or subleased by IPL and its Subsidiaries; (ii) all leases, sub-leases, leases underlying such sub-leases and assignment agreements with respect to such property ("IPL Leases"); and
(iii) IPL and its Subsidiaries' fee title policies relating thereto (collectively, the "IPL Real Property"). True, correct and complete copies of all such IPL Leases and fee title policies have been delivered to Video. The IPL Real

Property owned by IPL and its Subsidiaries is sometimes hereinafter referred to as the "IPL Real Estate". The IPL Real Property leased or subleased by IPL and its Subsidiaries is sometimes hereinafter referred to as the "IPL Leased Property."

     (b) IPL and its Subsidiaries are the sole and exclusive legal and equitable owners of all right, title and interest in, and have good, marketable, indefeasible and insurable title to, all of the IPL Real Estate set forth on the IPL Disclosure Schedule as being owned by IPL and its Subsidiaries (or a valid leasehold or subleasehold estate with respect to IPL Leased Property) free and clear of all Liens, except for such title defects or Liens as would not have a Material Adverse Effect. IPL and its Subsidiaries have been in peaceable possession of the premises covered by each of the IPL Leased Property leases or subleases since the commencement of the original term of such lease or sublease, except as otherwise provided on the IPL Disclosure Schedule.

     (c) Each of the IPL Leases is in full force and effect. Neither IPL nor any of its Subsidiaries is in breach, Violation or default under any IPL Lease, except for such breaches, Violations or defaults as do not, individually, or in the aggregate, have a Material Adverse Effect. All service contracts covering any portion of the IPL Real Estate and the IPL Leased Property are in full force and effect and are listed on the IPL Disclosure Schedule and true, correct and complete copies thereof have been delivered to Video.

     (d) There are no assessments affecting the IPL Real Estate and, to the knowledge of IPL, no assessments are contemplated. There are no Tax abatements or exemptions affecting IPL Real Property. All public utilities required for the operation of the IPL Real Property either enter the IPL Real Property through adjoining public streets, or if they pass through adjoining private land do so in accordance with valid public easements or valid private easements.

     (e) With respect to the IPL Real Property and any structures and improvements, whether now existing or under construction relating to said IPL Real Property, all existing IPL Permits are in full force and effect, and there is no action or proceeding pending or, to the knowledge of IPL, threatened which would have the effect of restricting, terminating, penalizing or limiting any of such IPL Permits except, in any such case, as would not have a Material Adverse Effect.

     (f) A valid certificate of occupancy exists for each building located on the IPL Real Estate and for each leasehold premises of the IPL Leased Property.

     Section 3.14.  Environmental Laws.

     (a) IPL and its Subsidiaries are in compliance with all Environmental Laws, and have obtained all necessary licenses and permits required to be issued pursuant to any Environmental Law except where the failure to so comply or to obtain such licenses or permits, individually or in the aggregate, does not have a Material Adverse Effect. Neither IPL nor any of its Subsidiaries has received written notice or written communication from any governmental agency with respect to any Hazardous Materials relative to its operations, property or acts.

     (b) No Judgment has been issued and to IPL's knowledge: (i) no Environmental Claim has been filed; (ii) no penalty has been assessed; and (iii) no investigation or review has occurred or is pending or threatened by any Governmental Entity with respect to any alleged failure by any of IPL or any of its Subsidiaries: (A) to have any license and permit required under applicable Environmental Laws in connection with the business, as currently conducted, of IPL and its Subsidiaries; or (B) to comply with any Environmental Laws except for such Judgments, Environmental Claims, investigations, or reviews which would not have a Material Adverse Effect.

     (c) None of IPL or any of its Subsidiaries owns, operates or leases a treatment, storage or disposal facility requiring a permit under the Resource Conservation and Recovery Act, as amended, or under any other comparable state or local Law; and, without limiting the foregoing: (i) no polychlorinated biphenyl is or has been present; and to the knowledge of IPL no asbestos or asbestos containing material has been present (ii) there are no underground storage tanks or surface impoundments for hazardous materials, active or abandoned; and (iii) no Hazardous Material has been released in a quantity reportable under, or in violation of, any Environmental Law in the cases of clauses (i) through (iii), at, on or under any site or facility now or previously owned, operated or leased by any of IPL and its Subsidiaries; provided, however, the representation in this subsection (c) as to sites or facilities previously owned, operated or leased, is made only with respect to the time of such ownership, operation or lease by IPL or its Subsidiaries.

     (d) None of IPL or any of its Subsidiaries has transported or arranged for the transportation of any Hazardous Material to any location that is: (i) listed on the NPL or any similar state or local list; (ii) listed for possible inclusion on the NPL; or (iii) the subject of enforcement actions by any Governmental Entity that may lead to Environmental Claims against any of IPL and its Subsidiaries.

     (e) No Hazardous Material generated by any of IPL or its Subsidiaries has been recycled, treated, stored, disposed of or released by any of IPL or its Subsidiaries at any location in violation of any applicable Environmental Law except, in any case, as would not have a Material Adverse Effect.

     (f) No site or facility currently, or to the best of IPL's knowledge, previously owned, operated or leased by any of IPL or its Subsidiaries is listed or proposed for listing on the NPL or any similar list of sites requiring investigation or clean-up.

     (g) None of IPL or any of its Subsidiaries is required by Law to place any notice or restriction relating to the presence of Hazardous Materials at any site or facility owned by it in any deed to the IPL Real Property on which such site or facility is located.

     (h) All environmental investigations, studies, audits, tests, reviews or other analyses conducted by, or that are in the possession of, any of IPL or its Subsidiaries in relating to any site or facility now or previously owned, operated or leased by any of IPL or its Subsidiaries have been delivered to Video.

     Section 3.15. Contracts. The IPL Disclosure Schedule lists all contracts, agreements, commitments or understandings, including, without limitation, the IPL Leases to which IPL or any of its Subsidiaries is a party or by which any of them or any of their properties or assets are or may be bound or subject which:
(i) provide for payments (whether fixed or contingent) by IPL or any of its Subsidiaries in excess of $25,000 during any calendar year; (ii) limit the freedom of IPL or any of its Subsidiaries to compete in any line of business or with any Person in any area, or to own, operate, sell, transfer, pledge or otherwise dispose of or encumber any assets; or (iii) provide for payments measured by the financial condition, profits, income or operations of IPL or any of its Subsidiaries (collectively, together with the IPL Leases, the "IPL Contracts"). Neither IPL nor any of its Subsidiaries is in breach, violation or default under any IPL Contract, and no event exists which, with notice or lapse of time or both will constitute such a breach, violation or default, except as does not have a Material Adverse Effect, and, as of the date hereof, no condition exists which will constitute a material breach, violation or default thereunder by IPL or any of its Subsidiaries or give rise to any right of termination, cancellation, prepayment or acceleration, and IPL is not aware of any material default by other Persons party to any IPL Contract nor of any event or condition, which in any of the foregoing cases, individually or in the aggregate, has a Material Adverse Effect (whether or not waived).

     Section 3.16. Intellectual Property. IPL and its Subsidiaries own, possess or have the right to use all franchises, patents, trademarks, service marks, trade names, licenses and authorizations (collectively, "Intellectual Property Rights") which are necessary to the conduct of their respective businesses, except where the failure to own, possess or have the right to use such Intellectual Property Rights does not have a Material Adverse Effect. To the knowledge of IPL, neither IPL nor any of its Subsidiaries is infringing any Intellectual Property Rights of any Person or otherwise violating the rights of any Person which could subject IPL or any of its Subsidiaries to liabilities which, individually or in the aggregate, have a Material Adverse Effect or which would prevent IPL or any of its Subsidiaries from conducting their respective businesses substantially in the manner in which they are now being conducted and, as of the date hereof, no claim has been made or, to the knowledge of IPL, threatened against IPL or any of its Subsidiaries alleging any such violation.

     Section 3.17. Related Party Transactions. The IPL Disclosure Schedule sets forth all transactions entered into since January 1, 1994 between IPL or any of its Subsidiaries on the one hand, and: (i) an officer or director of IPL or any of its Subsidiaries; (ii) a record or beneficial owner of five percent (5%) or more of the voting securities of IPL; or (iii) an Affiliate of any such officer, director or beneficial owner, on the other hand, other than payment of compensation for services rendered to IPL or its Subsidiaries or reimbursement by IPL or its Subsidiaries of expenses in the ordinary course of business.

     Section 3.18. Opinion of Financial Adviser. IPL has received the opinion of Montgomery Securities, its financial adviser, substantially in the form attached hereto as Exhibit 3.18, dated April 15, 1997, to the effect that the consideration to be paid by the Company in the Merger is fair, from a financial point of view, to IPL (the "IPL Fairness Opinion"). Such opinion has not been withdrawn, revoked or in any material respect modified.

     Section 3.19. No Undisclosed Material Liabilities. As of the date hereof, neither IPL nor any of its Subsidiaries had any liabilities or other obligations of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, are material to IPL and its Subsidiaries, taken as a whole, and, to the knowledge of IPL, no basis exists for the assertion against IPL or any of its Subsidiaries of any such liabilities or obligations, other than: (i) liabilities provided for in the audited consolidated balance sheet of IPL as of July 31, 1996 (or disclosed in the notes thereto) included in the IPL 10-K; (ii) liabilities provided for in the unaudited consolidated balance sheet of IPL as of April 30, 1997 (or disclosed in the notes thereto) included in the IPL 10-Q; (iii) liabilities or obligations incurred in the ordinary course of business consistent with past practice since April 30, 1997, which in the aggregate are not material to IPL and its Subsidiaries, taken as a whole; and (iv) liabilities under this Agreement.

     Section 3.20. Vote Required. The only vote of the holders of any class or series of IPL capital stock necessary to approve and adopt the Merger is the affirmative vote of a majority of outstanding shares of IPL Common Stock.

     Section 3.21. Certain Agreements. Neither IPL nor any of its Subsidiaries is a party to any: (i) agreement with any director, officer or other employee of IPL or any of its Subsidiaries, the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving IPL of the nature contemplated by this Agreement; or (ii) agreement or plan (including IPL Benefit Plans), any of the benefits of or rights under which will be increased, or the vesting or payment of the benefits of or rights under which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement. No holder of any option to purchase shares of IPL Common Stock or shares of IPL Common Stock granted in connection with the performance of services for IPL is or will be entitled to receive cash from IPL in lieu of or in exchange for such option or shares solely as a result of the transactions contemplated by this Agreement, other than the receipt of cash in lieu of fractional shares.

     Section 3.22. Brokers or Finders. IPL represents, as to itself, its Subsidiaries and its Affiliates, that no agent, broker, investment banker, financial advisor or other firm or Person retained by any such entity is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

     Section 3.23. NASDAQ Listing. Since July 31, 1996, IPL has not received any notice from The NASDAQ Stock Market or the NASD that it intends to delist the IPL Common Stock or that IPL is not in compliance with the rules and regulations thereof.

     Section 3.24. Subsidiaries. Other than as disclosed on the IPL Disclosure Schedule, IPL does not own or control, or have any ownership interest in or any obligation to acquire an ownership interest in, either directly or indirectly, any other Person.

     Section 3.25. Title to and Condition of Certain Personal Property. The IPL Disclosure Schedule contains a list of all machinery, equipment, fixtures and other tangible personal property (including capital leases) owned by IPL or any of its Subsidiaries (collectively, the "IPL Personal Property") (other than items having a book value of less than $25,000 individually). IPL and its Subsidiaries have (or at Closing will have) good title to all IPL Personal Property, including the IPL Personal Property listed on the IPL Disclosure Schedule, free and clear of all Liens.

     Section 3.26. Status of Agreements and Business Relationships. All IPL Contracts, IPL Benefit Plans, IPL Leases and all policies and licenses disclosed or required to be disclosed on the IPL Disclosure Schedule are valid and in full force and effect, except, where such invalidity or failure to be in full force and effect would not have a Material Adverse Effect.

     Section 3.27. Customers and Suppliers. The IPL Disclosure Schedule sets forth a list of: (i) the ten (10) largest customers of each of IPL and its Subsidiaries in terms of sales during the fiscal year ended July 31, 1996; and
(ii) the ten (10) largest suppliers of each of IPL and its Subsidiaries in terms of purchases during the fiscal year ended July 31, 1996. Except as set forth on the IPL Disclosure Schedule, there has not been any material adverse change in the business relationships of IPL and its Subsidiaries with any customer or supplier identified on the IPL Disclosure Schedule. Except for the customers and suppliers listed on the IPL Disclosure Schedule, IPL and its Subsidiaries have no customer who accounted for more than five percent (5%) of its sales during the fiscal year ended July 31, 1996, or any supplier from whom it purchased more than five percent (5%) of the goods or services that it purchased during the fiscal year ended July 31, 1996. Except as set forth on the IPL Disclosure Schedule, no Affiliate of IPL or other related party is a supplier to or a customer of IPL or its Subsidiaries.

     Section 3.28. Absence of Certain Commercial Practices. Neither IPL nor any of its Subsidiaries, nor, to the knowledge of IPL, any director, officer, agent, employee or other Person acting on behalf of IPL or any of its Subsidiaries, has: (i) given or agreed to give any gift or similar benefit of more than nominal value to any customer, supplier, or governmental employee or official or any other Person who is or may be in a position to help or hinder IPL or any of its Subsidiaries or assist IPL or any of its Subsidiaries in connection with any proposed transaction, which gift or similar benefit, if not given in the past, might have materially and adversely affected the business or prospects of IPL or any of its Subsidiaries, or which, if not continued in the future, might materially and adversely affect the business or prospects of IPL or any of its Subsidiaries; or (ii) used any corporate or other funds for unlawful contributions, payments, gifts, or entertainment, or made any unlawful contributions, payments, gifts, or entertainment, or made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds in violation of
Section 30A of the Exchange Act. Neither IPL nor any of its Subsidiaries, nor, to the knowledge of IPL, any director, officer, agent, employee or other Person acting on behalf of IPL or any of its Subsidiaries, has accepted or received any unlawful contributions, payments, gifts or expenditures.

     Section 3.29. Books and Records. The books of account, minute books, stock record books and other records of IPL and its Subsidiaries, all of which have been made or will be made available to Video, are complete and correct in all material respects and have been maintained in accordance with sound business practices in all material respects. At the Closing, all of those books and records will be in the possession of IPL and its Subsidiaries.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF VIDEO

     Except as set forth on Video's Disclosure Schedule previously delivered to IPL (the "Video Disclosure Schedule"), Video hereby represents and warrants to IPL as follows; provided however, that the parties acknowledge that the representations and warranties set forth herein shall give effect to the Spin-Off Transaction and the Contribution Transaction. In that regard, the parties acknowledge that the representations and warranties of Video set forth herein are true and that the Video Disclosure Schedule has been prepared in a manner which indicates the status of Video and its Subsidiaries both as of the date hereof and after the Spin-Off Transaction and the Contribution Transaction. The parties further acknowledge that IPL leases certain of the IPL Leased Property leased from Video and its Affiliates and that notwithstanding the terms of the representations and warranties set forth in this Article IV, no breach of any such representation or warranty shall be deemed to exist, to the extent such breach resulted from any act or omission of IPL or any of its Subsidiaries in, or with respect to, such IPL Leased Property (provided that this exception shall not apply to any such breach if the same results from any action or inaction of Video or its Subsidiaries or Affiliates acting as landlord in respect of such IPL Leased Property).

     Section 4.1.  Organization, Standing and Power.  Each of Video and its
Subsidiaries: (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) has all requisite corporate power and corporate authority to own, lease and operate its properties and to carry on its business as now being conducted; and (iii) is duly qualified or licensed to do business and in good standing in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be in good standing, qualified or licensed does not, individually or in the aggregate, have a Material Adverse Effect. Correct and complete copies of the Certificate of Incorporation and By-Laws of Video and its Subsidiaries, each as amended to the date hereof, are attached to the Video Disclosure Schedule. All Subsidiaries of Video and their respective jurisdictions of incorporation or organization are identified on the Video Disclosure Schedule.

     Section 4.2.  Capital Structure.

     (a) As of the date hereof, the authorized capital stock of Video consists of 7,500,000 shares of Video Common Stock and no shares of preferred stock.

     (b) As of the date hereof, 2,678,162 shares of Video Common Stock are issued and outstanding.

     (c) As of the date hereof, no shares of Video Common Stock are held by Video in its treasury or by its Subsidiaries and no Voting Debt is issued or outstanding.

     (d) All outstanding shares of Video Common Stock are validly issued, fully paid and nonassessable and not subject to preemptive rights. Except as set forth on the Video Disclosure Schedule, all outstanding shares of capital stock of the Subsidiaries of Video are owned by Video or a direct or indirect wholly-owned Subsidiary of Video, free and clear of all Liens and options of any nature. Except as set forth in this Section 4.2 and the Video Disclosure Schedule, there are outstanding: (i) no shares of capital stock, Voting Debt or other voting securities of Video; (ii) no securities of Video or any of its Subsidiaries convertible into or exchangeable for shares of capital stock, Voting Debt or other voting securities of Video or any of its Subsidiaries; and (iii) no options, warrants, calls, rights (including preemptive rights), commitments or agreements to which Video or any of its Subsidiaries is a party or by which it is bound obligating Video or any of its Subsidiaries to issue, deliver, sell, purchase, redeem or acquire, or cause to be issued, delivered, sold, purchased, redeemed or acquired, additional shares of capital stock or any Voting Debt or other voting securities of Video or any of its Subsidiaries or obligating Video or any of its Subsidiaries to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. Except as set forth in this Agreement, there are not as of the date hereof and there will not be at the Effective Time, any stockholder agreements, voting trusts or other agreements or understandings to which Video is a party or by which it is bound relating to the voting of any shares of the capital stock of Video or its Subsidiaries.

     Section 4.3.  Authority Relative to this Agreement.

     (a) Video has all necessary corporate power and corporate authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Simultaneously with the execution and delivery of this Agreement, each of the Stockholders has executed a unanimous written consent pursuant to which such Stockholder has approved this Agreement and the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Video. This Agreement has been duly executed and delivered by Video and, assuming this Agreement constitutes the valid and binding agreement of IPL, constitutes the valid and binding obligation of Video, enforceable against Video in accordance with its terms, except as may be limited by bankruptcy, reorganization, moratorium, fraudulent conveyance and insolvency Laws and by other Laws affecting the rights of creditors generally and except as may be limited by the availability of equitable remedies.

     (b) The execution and delivery of this Agreement by Video does not, and the consummation of the transactions contemplated hereby by Video will not: (i) conflict with, or result in any Violation or breach of any provision of the Certificate of Incorporation or By-Laws of Video or any of its Subsidiaries; or
(ii) assuming the consents, approvals, authorizations or permits and filings or notifications referred to in

Section 4.3(c) are duly and timely obtained or made and the approval of this Agreement by the Stockholders has been obtained, result in any Violation of any of the terms, conditions or provisions of any loan or credit agreement, note, mortgage, indenture, lease, Video Benefit Plan or other agreement, obligation, instrument, Video Permit, concession, franchise, license, Judgment or Law applicable to Video or any of its Subsidiaries or its or their respective properties or assets, except for such Violations that, individually or in the aggregate, do not have a Material Adverse Effect.

     (c) No consent, approval, order or authorization of, or registration, declaration or filing with, or permit from any Governmental Entity or any other Person is required by or with respect to Video or any of its Subsidiaries to validly execute and deliver this Agreement on behalf of Video or to effect the Merger, except for: (i) the filing with the SEC of such reports under Section 13(a) of the Exchange Act and such other compliance with the Securities Act, the Exchange Act and the rules and regulations thereunder as may be required in connection with this Agreement and the transactions contemplated hereby, and the obtaining from the SEC of such orders as may be so required; (ii) the filing of the Delaware Certificate with the Secretary of State of the State of Delaware and the New Jersey Certificate with the Secretary of State of the State of New Jersey; (iii) such filings and approvals as may be required by applicable state securities, "blue sky" or takeover Laws and (iv) as otherwise disclosed on the Video Disclosure Schedule.

     Section 4.4. Financial Statements. Video has delivered to IPL correct and complete copies of: (i) the consolidated balance sheets of Video and its Subsidiaries as of June 30, 1994, 1995 and 1996, and the related consolidated statements of income, cash flows and stockholders' equity for the periods then ended and the notes thereto, and the report thereon by Ernst & Young LLP ("E&Y") and (ii) the unaudited consolidated balance sheet of Video and its Subsidiaries as of March 31, 1997 (the "Unaudited Statement") and the related consolidated statements of operations, cash flows and stockholders' equity for the periods then ended (the "Video Financial Statements"). The Video Financial Statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal, recurring audit adjustments and the absence of footnotes) the consolidated financial position of Video and its Subsidiaries as at their respective dates and the consolidated results of operations and the consolidated cash flows of Video for the periods then ended. Video has delivered to IPL a special purpose pro forma balance sheet of Video (the "Special Purpose Balance Sheet") (absent footnotes), prepared in a manner consistent with the Video Financial Statements setting forth the financial position of the Company as of March 31, 1997 as if the Spin-Off Transaction and the Contribution Transaction occurred immediately prior to such dates.

     Section 4.5. Information Supplied. None of the information supplied or to be supplied by Video for inclusion in: (i) the Registration Statement will: (A) at the time the Registration Statement is filed with the SEC; (B) at the time the Registration Statement becomes effective under the Securities Act; and (C) at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (ii) the Proxy Statement will, at the date mailed to IPL's stockholders and at the times of any meetings of stockholders to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement, insofar as it relates to Video or its Subsidiaries or other information supplied by Video for inclusion therein, will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder, and the Registration Statement, insofar as it relates to Video or its Subsidiaries or other information supplied by Video for inclusion therein, will comply as to form in all material respects with the provisions of the Securities Act and the rules and regulations thereunder.

     Section 4.6. Absence of Certain Changes or Events. Except as set forth in the Unaudited Statements or in the Special Purpose Balance Sheet, from June 30, 1996 to the date hereof, Video and its Subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice and, since such date, except for transactions contemplated in this Agreement, there has not been: (i) any change in the business, results of operations, properties (including intangible properties), financial condition, assets or liabilities of Video or any of its Subsidiaries having a Material Adverse Effect; (ii) any material change in accounting methods, principles or practices by Video or its Subsidiaries; (iii) any material revaluation (and as of the date hereof, there is no contemplated revaluation) by Video or any of its Subsidiaries of any of its or their respective assets, including, without limitation, writing- down the value of inventory or writing-off notes or accounts receivable other than in the ordinary course of business; (iv) any declaration, setting aside or payment of any dividends or distributions in respect of the shares of its capital stock; (v) any issuance, sale or transfer by Video, or any commitment to issue, sell or transfer by Video, any shares of its capital stock, or any redemption, purchase or other acquisition of any of its securities; or (vi) any increase in, or establishment of, any bonus, insurance, severance, welfare, thrift, deferred compensation, pension, retirement, profit sharing, stock option, stock purchase or other employee benefit plan of Video or any of its Subsidiaries, or, except in the ordinary course of business consistent with past practice, any other increase in the compensation payable or to become payable to officers or employees of Video or any of its Subsidiaries, except pursuant to the provisions of any such plan in effect as of June 30, 1996.

     Section 4.7. Litigation. There are no actions, suits or proceedings pending against Video or any of its Subsidiaries or any of its or their assets (whether or not covered by insurance) including, without limitation, for condemnation or foreclosure of real property. To the knowledge of Video, no investigation, action, suit or proceeding before the FCC is threatened against Video or any of its Subsidiaries or with respect to its or their respective assets (whether or not covered by insurance) including, without limitation, for condemnation or foreclosure of real property and to the knowledge of Video, there exists no basis for the commencement of any action, proceeding or investigation against Video or any of its Subsidiaries, in each case which may have a Material Adverse Effect. There is no outstanding Judgment against Video or any of its Subsidiaries or by which Video or any of its Subsidiaries or its or their respective assets are bound.

     Section 4.8.  Taxes.

     (a) Video is the common parent of an Affiliated Group of corporations which includes Atlantic Satellite Communications, Inc., A.F. Associates, Inc., Video Rentals, Inc. and Waterfront Communications Corporation, and all other direct and indirect subsidiaries of Video which are eligible to be included in a consolidated return with Video, and with respect to which Video files consolidated United States federal income Tax Returns. All Tax Returns that were or will be required to be filed by, or with respect to, the Video Entities on or before the Closing Date have been or will be filed on a timely basis in accordance with the Laws, regulations and administrative requirements of the appropriate Taxing Authority. All such Tax Returns that have been filed were, when filed, and continue to be, true, correct and complete.

     (b) All deficiencies proposed (plus any interest, penalties and additions to Tax that were or are proposed to be assessed thereon, if any) with respect to the Video Entities have been fully paid or, as described on the Video Disclosure Schedule, are being contested in good faith by appropriate proceedings and for which adequate reserves have been established on the financial statements of the Video Entities (whether or not required to be disclosed under GAAP). There are no outstanding waivers or extensions of any statute of limitations relating to either the filing of any Tax Return or the payment of any Tax for which the Video Entities may be liable, and no Taxing Authority has either formally or informally requested such a waiver or extension. The Video Disclosure Schedule sets forth the Tax Returns of the Video Entities which have been examined by and settled with the relevant Taxing Authority or which are otherwise closed by the applicable statute of limitations.

     (c) All Taxes due and payable on or before the Closing Date that are either
(i) required to be shown on any Tax Return filed by, or with respect to, the Video Entities or (ii) which were not required to be shown on any Tax Return but which were or will be required to be paid by or with respect to the Video Entities, have been or will be timely paid on or before the Closing Date. All Taxes that the Video Entities were or will be required by Law to withhold or collect have been (in the case of those Taxes that were already required to be withheld or collected) or will be duly withheld or collected and, to the extent required, have been (in the case of those Taxes that were already required to be paid) or will be paid to the appropriate Taxing Authority. There are no Tax Liens and will be no Tax Liens on the Closing Date, with respect to Taxes upon any of the properties or assets, real or personal, tangible or intangible, of the Video Entities except for Taxes not yet due and payable. Any liability of the Video Entities for Taxes not yet due and payable and for Taxes being contested by the Video Entities in good faith has adequately been provided for by the Video Entities on its financial statements (whether or not required to be disclosed under GAAP).

     (d) None of the Video Entities has ever been included in a consolidated, combined or unitary income Tax Return, except for such Tax Returns as are listed on the Video Disclosure Schedule.

     (e) No consent to the application of Section 341(f)(2) of the Code has been filed with respect to any property or assets held or acquired by the Video Entities.

     (f) No property owned by the Video Entities is property that the Video Entities or the Surviving Corporation is or will be required to treat as being owned by another person pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately before the enactment of the Tax Reform Act of 1986, or is "tax-exempt use property" within the meaning of Section 168(h)(1) of the Code.

     (g) None of the Video Entities is subject to an adjustment under Section 481 of the Code or has been required by, or has requested or received the permission of, any Taxing Authority to change its method of accounting.

     (h) None of the Stockholders is a foreign person within the meaning of
Section 1445 of the Code.

     (i) None of the Video Entities has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

     (j) None of the Video Entities has in effect any tax elections for federal income Tax purposes under Sections 108, 168, 338, 441, 471, 1017, 1033 or 4977 of the Code or under any other Section of the Code.

     (k) There is no contract, agreement, plan or arrangement with the Video Entities covering any Person that, individually or collectively, could give rise to the payment of any amount that would not be deductible by either the Video Entities or the Surviving Corporation by reason of Sections 162(m) or 280G of the Code or as excessive or unreasonable compensation.

     (l) None of the Video Entities is a party (other than as an investor) to any industrial development bond.

     (m) None of the Video Entities has engaged in any exchange under which the gain realized on such exchange was not recognized due to Section 1031 of the Code.

     (n) No claim has ever been made by any Taxing Authority in any jurisdiction in which no Tax Return is or has ever been filed by the Video Entities that the Video Entities are, were or may be subject to taxation by that jurisdiction.

     (o) All United States federal income Tax Returns filed by, or on behalf of, the Video Entities disclose all positions that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code.

     (p) None of the Video Entities is or has been a party to any Tax Sharing Agreement with any Person other than Video or a member of the Video Affiliated Group.

     (q) The Video Disclosure Schedule sets forth, as of June 30, 1996, for United States federal, state, local and foreign income Tax purposes, the liabilities of the Video Entities and the adjusted basis of the assets of the Video Entities (other than the securities of the Video Entities) and any accumulated depreciation thereon as of June 30, 1996, all of which has been determined by the Video Entities in good faith based on the best data available to them. The net operating losses, alternative minimum tax net operating losses, capital losses and credits, including any carryovers thereof, of the Video Entities, for United States federal income Tax purposes, and, where applicable, for state, local and foreign income Tax purposes, are set forth on the Video Disclosure Schedule.

     (r) Except as may result from this Agreement or the Merger, none of the Video Entities have a net operating loss carryover, capital loss carryover, alternative minimum tax net operating loss carryover, or credit carryover which:
(i) in the case of a net operating loss carryover or alternative minimum tax net operating loss carryover, is subject to restriction under Section 382 of the Code (or any similar provision under state, local or foreign Law), (ii) in the case of a net capital loss carryover and credit carryover, is subject to restriction under Section 383 of the Code (or any similar provision under state, local or foreign Law), or (iii) in the case of a net operating loss carryover, alternative minimum tax net operating loss carryover, capital loss carryover or credit carryover, arose in a separate return limitation year.

     (s) Video has provided IPL with copies of: (i) all Tax Returns of the Video Entities and pro forma income Tax Returns of the Video Entities for all periods (including periods for which any Video Entity is or may have been a member of another consolidated, combined or unitary group) with respect to which the statute of limitations on assessment has not expired; (ii) any notices, protests or closing agreements relating to issues arising, or potentially arising, in any audit, litigation or similar proceeding with respect to the liability for Taxes of the Video Entities; (iii) any elections or disclosure of any controversial position filed by or on behalf of the Video Entities with any Taxing Authority (whether or not filed with any Tax Return); (iv) any letter rulings, determination letters or similar documents issued by any Taxing Authority with respect to the Video Entities; and (v) any Tax Sharing Agreement to which any Video Entity is or has been a party.

     (t) The Video Entities have retained all books and records with respect to Tax matters pertinent to the Video Entities relating to those taxable years or periods as set forth on the Video Disclosure Schedule, and have abided by all record retention agreements entered into with any Taxing Authority.

     (u) None of the Video Entities has any liability (whether contingent or otherwise) for Taxes of any Person other than itself or its Subsidiaries, including, without limitation, pursuant to the following: (i) under Treasury Regulations Section 1.1502-6 (or any successor provision thereto or any similar provision under state, local or foreign Law); (ii) as a successor or transferee; or (iii) by contract.

     (v) The Video Entities have no gains or losses that have been deferred under the United States federal consolidated return regulations, and no losses that have been deferred under Section 267 of the Code. The Video Entities have not entered into any transaction in which income is being taken into account under the installment method within the meaning of Section 453 of the Code (or under a similar method for state, local or foreign Tax purposes).

     Section 4.9.  Benefit Plans.

     (a) The Video Disclosure Schedule contains a true and complete list of each: (i) pension, retirement, savings, profit sharing, stock bonus, deferred compensation, bonus, incentive compensation, stock option, restricted stock, stock purchase, stock appreciation right, salary continuation, severance or termination pay, medical, dental, life or other insurance, disability, fringe benefit, vacation pay, sick pay, holiday, unemployment, employee loan, educational assistance or other employee benefit plan or program, agreement or arrangement; and (ii) employment, consulting or severance arrangement, in each case, whether written or oral, covering current or former employees, directors or agents of Video or its Subsidiaries and maintained, sponsored or contributed to by Video or any of its Subsidiaries, or with respect to which Video or any of its Subsidiaries may otherwise have any liability or obligation (including, but not limited to, any "employee benefit plans" as defined in Section 3(3) of ERISA (all the foregoing being herein called "Video Benefit Plans")). With respect to the Video Benefit Plans, individually and in the aggregate, Video has made available to IPL a true and correct copy of: (i) the three (3) most recent annual reports (Form 5500) filed with the IRS, if any; (ii) such Video Benefit Plan; (iii) any summary plan description relating to such Video Benefit Plan;
(iv) each trust agreement and group annuity contract, if any, relating to such Video Benefit Plan; (v) the most recent actuarial report or valuation; and (vi) the latest IRS determination letter and any other IRS ruling relating to a Video Benefit Plan.

     (b) Each Video Benefit Plan complies, in form and operation, in all material respects, with all applicable Laws and each Video Benefit Plan has been administered substantially in accordance with its terms. With respect to the Video Benefit Plans, individually and in the aggregate, no event has occurred and there exists no condition or set of circumstances in connection with which Video or any of its Subsidiaries could be subject to any liability which has a Material Adverse Effect under ERISA, the Code or any other applicable statute, order or governmental rule or regulation.

     (c) Each of the Video Benefit Plans and related trusts that is intended to be qualified under Section 401(a) and Section 501(a) of the Code has been determined by the IRS to qualify under the Code and, to the knowledge of Video, nothing has occurred since such determination to cause any of such Video Benefit Plans not to qualify under Section 401(a) and Section 501(a) of the Code.

     (d) With respect to the Video Benefit Plans, individually and in the aggregate, all required returns, reports and descriptions have been appropriately filed and distributed, except where the failure to be so filed and distributed would not have a Material Adverse Effect.

     (e) With respect to the Video Benefit Plans, individually and in the aggregate: (i) there has been no prohibited transaction within the meaning of
Section 406 of ERISA or Section 4975 of the Code, or any liability for Taxes or breach of fiduciary duty, which, individually, or in the aggregate, has a Material Adverse Effect; and (ii) there is no action, suit, grievance, arbitration or other claim (other than routine claims for benefits made in the ordinary course of plan administration) pending, or to the knowledge of Video, threatened, and Video has no knowledge of any facts which are reasonably likely to give rise to any such action, suit, grievance, arbitration or other claim, which individually, or in the aggregate, has a Material Adverse Effect.

     (f) None of Video, any of its Subsidiaries nor their Video ERISA Affiliates currently maintains, sponsors or contributes to (or is required to contribute to), or at any time in the past five years has maintained, sponsored or contributed to (or was required to contribute to) any "defined benefit plan" as defined in Section 3(35) of ERISA, any "multiemployer plan" as defined in
Section 3(37) of ERISA, or any other plan subject to Title IV of ERISA or
Section 412 of the Code. None of Video, its Subsidiaries, or any entity which is under common control, determined under Section 414(b), (c), (m) or (o) of the Code, with Video or its Subsidiaries (each, a "Video ERISA Affiliate") has incurred liability under Title IV of ERISA or Section 412 of the Code which would have a Material Adverse Effect, and no event has occurred and no condition exists, which could subject Video, its Subsidiaries or any Video ERISA Affiliate, directly or indirectly (through an indemnification agreement or otherwise), to any such liability which would have a Material Adverse Effect.

     (g) With respect to the Video Benefit Plans, individually and in the aggregate, there are no funded benefit obligations for which contributions are due and have not been made or for which contributions have not been properly accrued as required by GAAP, and there are no unfunded benefit obligations which have not been: (i) accounted for by reserves (if required by GAAP); or (ii) if required (and to the extent required, if any), properly disclosed in accordance with GAAP or in the Video Financial Statements, which obligations have a Material Adverse Effect.

     (h) No Video Benefit Plan provides life, health or other welfare benefits to retirees or other terminated employees of Video or its Subsidiaries, other than continuation coverage mandated by Section 4980B of the Code or any state Law requiring similar continuation coverage.

     (i) The audited consolidated balance sheets of Video as of June 30, 1996 and the unaudited consolidated balance sheet of Video as of March 31, 1997 contained in the Video Financial Statements reflects reserves which are adequate to cover any reasonably expected liabilities for unresolved or outstanding workers compensation claims or claims under Video's self-funded employee welfare plans.

     (j) No Video Benefit Plan is a "voluntary employees' beneficiary association" within the meaning of Section 501(c)(9) of the Code or a "welfare benefit fund" within the meaning of Section 419 of the Code.

     (k) None of the Video Benefit Plans and to the knowledge of Video, no fiduciary thereof is currently the subject of an order, investigation or examination by the IRS, the Department of Labor, or any other domestic or foreign governmental agency.

     Section 4.10. Labor Relations. None of the employees of Video or any of its Subsidiaries is represented by any labor union. To the knowledge of Video, there is no activity involving any employees of Video or any of its Subsidiaries seeking to certify a collective bargaining unit or engaging in any other organizational activity.

     Section 4.11. Authorizations and Compliance with Laws. Video and each of its Subsidiaries are in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for Video and each of its Subsidiaries to own, lease and operate their properties or to carry on their businesses as they are now being conducted, except where the failure to have any of the Video Permits would not, individually or in the aggregate, have a Material Adverse Effect (collectively, the "Video Permits"). The Video Disclosure Schedule sets forth an accurate, correct and complete list of the Video Permits, which Video Permits are in full force and effect. Video and each of its Subsidiaries: (i) are, and have been, in compliance with all Laws, regulations, rules and orders, and reporting, licensing, certification, registration and qualification requirements applicable to their businesses or employees conducting their businesses, including, without limitation, any federal, state or local Laws, statutes, regulations or ordinances, and any judicial or administrative orders or Judgments thereunder and the common law, pertaining to all health, industrial hygiene Laws, the Communications Act of 1934, as amended and the rules and regulations adopted thereunder by the FCC, the breach or Violation of which, individually or in the aggregate, has a Material Adverse Effect; (ii) has received no written notification or written communication from any Governmental Entity (A) asserting that Video or any of its Subsidiaries is not in compliance with any of the foregoing, which noncompliance has a Material Adverse Effect, or (B) threatening to revoke any Video Permit, which revocation has a Material Adverse Effect. No renewal of any Video Permit would constitute a major environmental action under the rules of the FCC.

     Section 4.12. Insurance. The Video Disclosure Schedule sets forth an accurate, correct and complete list and summary description (including the name of the insurer, coverage, premium and expiration date) of all binders or policies of fire, liability, product liability, workers compensation, vehicular, unemployment and other insurance, self insurance programs and fidelity bonds maintained by Video or its Subsidiaries or in which Video or its Subsidiaries is a named insured (collectively, the "Video Insurance"). All such Video Insurance has been issued under valid and enforceable policies or binders for the benefit of Video or any of its Subsidiaries, and all such policies or binders are in full force and effect and none of the premiums therefor are past due, except to the extent that the failure of such policies to be in full force and effect or the failure to have paid such premiums when due, would not have a Material Adverse Effect. There are no pending or asserted claims against Video or its Subsidiaries as to which any insurer has denied coverage, and there are no claims under any Video Insurance policy or binder that have been disallowed by the insurer or which the insurer has asserted were improperly filed. No notice of cancellation or nonrenewal with respect to, or increase of premium on, any Video Insurance has been received by Video or any of its Subsidiaries since June 30, 1996. Neither Video nor any of its Subsidiaries is in default with respect to any provisions or requirements of any such policy or binder nor has any of them failed to give notice or present any claim thereunder in due and timely fashion, except for defaults or failures which, individually or in the aggregate, do not have a Material Adverse Effect. Neither Video nor any of its Subsidiaries has received any notice of cancellation or termination in respect of any of the Video Insurance.

     Section 4.13.  Title to Real Properties.

     (a) The Video Disclosure Schedule sets forth a true, accurate, correct and complete list of: (i) all real property owned, leased or subleased by Video and its Subsidiaries; (ii) all leases, sub-leases, leases underlying such sub-leases and assignment agreements with respect to such property (the "Video Leases"); and (iii) Video and its Subsidiaries' fee title policies relating thereto (collectively, the "Video Real Property"). True, correct and complete copies of all such Video Leases and title policies have been delivered to IPL. The Video Real Property owned by Video and its Subsidiaries is sometimes hereinafter referred to as the "Video Real Estate". The Video Real Property leased or subleased by Video and its Subsidiaries is sometimes hereinafter referred to as the "Video Leased Property."

     (b) Video and its Subsidiaries are the sole and exclusive legal and equitable owners of all right, title and interest in, and have good, marketable, indefeasible and insurable title to, all of the Video Real Estate set forth on the Video Disclosure Schedule as being owned by Video and its Subsidiaries (or a valid leasehold or subleasehold estate with respect to Video Leased Property) free and clear of all Liens, except for such title defects or Liens as would not have a Material Adverse Effect and those mortgages permitted pursuant to Section 4.13(g) below. Video and its Subsidiaries have been in peaceable possession of the premises covered by each of the Video Leased Property leases or subleases since the commencement of the original term of such lease or sublease.

     (c) Each of the Video Leases is in full force and effect. Neither Video nor any of its Subsidiaries is in breach, Violation or default under any Video Lease, except for such breaches, Violations or defaults as do not, individually or in the aggregate, have a Material Adverse Effect. All services contracts covering any portion of the Video Real Estate and the Video Leased Property are in full force and effect and are listed on the Video Disclosure Schedule and true, correct and complete copies thereof have been delivered to IPL.

     (d) There are no assessments affecting the Video Real Estate and, to the knowledge of Video, no assessments are contemplated. There are no Tax abatements or exemptions affecting Video Real Property. All public utilities required for the operation of the Video Real Property either enter the Video Real Property through adjoining public streets, or if they pass through adjoining private land do so in accordance with valid public easements or valid private easements.

     (e) With respect to the Video Real Property and any structures and improvements, whether now existing or under construction relating to said Video Real Property, all existing Video Permits are in full force and effect, and there is no action or proceeding pending or, to the knowledge of Video, threatened which would have the effect of restricting, terminating, penalizing or limiting any of such Video Permits except, in any such case, as would not have a Material Adverse Effect.

     (f) A valid certificate of occupancy exists for each building located on the Video Real Estate and for each leasehold premises of the Video Leased Property.

     (g) As to the Contributed Real Property, prior to the Effective Time (and without giving effect to the Refinancing): there shall be no mortgage indebtedness exceeding in the aggregate $5,000,000; such mortgage(s) shall have been made to institutional lenders on customary terms and conditions for similar type properties, located in similar locations; there shall be no defaults by Video and its Subsidiaries under such mortgage(s) and Video and its Subsidiaries shall have performed all of their obligations thereunder; the mortgagee(s) shall not have waived any obligations of Video and its Subsidiaries under such mortgage(s); and there shall be no pending or threatened actions or proceedings by such mortgagee(s) which could affect the Video Real Property. Video has delivered to IPL a true, accurate, correct and complete copy of all such mortgages.

     (h) All of the preceding representations and warranties shall be true and correct in respect of the Contributed Real Property prior to and as of the Effective Time.

     Section 4.14.  Environmental Laws.

     (a) Video and its Subsidiaries are in compliance with all Environmental Laws, and have obtained all necessary licenses and permits required to be issued pursuant to any Environmental Law except where the failure to so comply or to obtain such licenses or permits, individually or in the aggregate, does not have a Material Adverse Effect. Neither Video nor any of its Subsidiaries has received written notice or written communication from any governmental agency with respect to any Hazardous Materials relative to its operations, property or acts.

     (b) No Judgment has been issued and to Video's knowledge: (i) no Environmental Claim has been filed; (ii) no penalty has been assessed; and (iii) no investigation or review has occurred or is pending or threatened by any Governmental Entity with respect to any alleged failure by any of Video or any of its Subsidiaries: (A) to have any license and permit required under applicable Environmental Laws in connection with the business, as currently conducted, of Video and its Subsidiaries; or (B) to comply with any Environmental

Laws, except for such Judgments, Environmental Claims, investigations or reviews, which would not have a Material Adverse Effect.

     (c) None of Video or any of its Subsidiaries owns, operates or leases a treatment, storage or disposal facility requiring a permit under the Resource Conservation and Recovery Act, as amended, or under any other comparable state or local Law; and, without limiting the foregoing: (i) no polychlorinated biphenyl is or has been present and to the knowledge of Video no asbestos or asbestos containing material is or has been present; (ii) there are no underground storage tanks or surface impoundments for hazardous materials, active or abandoned; and (iii) no Hazardous Material has been released in a quantity reportable under, or in violation of, any Environmental Law in the cases of clauses (i) through (iii), at, on or under any site or facility now or previously owned, operated or leased by any of Video and its Subsidiaries; provided, however, the representation in this subsection (c) as to sites or facilities previously owned, operated or leased, is made only with respect to the time of such ownership, operation or lease by Video, any of its Subsidiaries or any of the Stockholders.

     (d) None of Video or any of its Subsidiaries has transported or arranged for the transportation of any Hazardous Material to any location that is: (i) listed on the NPL or any similar state or local list; (ii) listed for possible inclusion on the NPL; or (iii) the subject of enforcement actions by any Governmental Entity that may lead to Environmental Claims against any of Video and its Subsidiaries.

     (e) No Hazardous Material generated by any of Video or its Subsidiaries has been recycled, treated, stored, disposed of or released by any of Video or its Subsidiaries at any location in violation of any applicable Environmental Law except, in any case, as would not have a Material Adverse Effect.

     (f) No site or facility currently, or to the best of Video's knowledge previously owned, operated or leased by any of Video or its Subsidiaries is listed or proposed for listing on the NPL or any similar list of sites requiring investigation or clean-up.

     (g) None of Video or any of its Subsidiaries is required by Law to place any notice or restriction relating to the presence of Hazardous Materials at any site or facility owned by it in any deed to the Video Real Property on which such site or facility is located.

     (h) All environmental investigations, studies, audits, tests, reviews or other analyses conducted by, or that are in the possession of, any of Video or its Subsidiaries in relating to any site or facility now or previously owned, operated or leased by any of Video or its Subsidiaries have been delivered to IPL.

     (i) All of the preceding representations and warranties shall be true and correct in respect of the Contributed Real Property prior to and as of the Effective Time.

     Section 4.15. Contracts. The Video Disclosure Schedule lists all contracts, agreements, commitments or understandings, including, without limitation, the Video Leases, to which Video or any of its Subsidiaries is a party or by which any of them or any of their properties or assets are or may be bound or subject which: (i) provide for payments (whether fixed or contingent) by Video or any of its Subsidiaries in excess of $25,000 during any calendar year; (ii) limit the freedom of Video or any of its Subsidiaries to compete in any line of business or with any Person in any area, or to own, operate, sell, transfer, pledge or otherwise dispose of or encumber any assets; or (iii) provide for payments measured by the financial condition, profits, income or operations of Video or any of its Subsidiaries (collectively, together with the Video Leases, the "Video Contracts"). Neither Video nor any of its Subsidiaries is in breach, violation or default under any Video Contract, and no event exists which, with notice or lapse of time or both will constitute such a breach, violation or default, except as does not have a Material Adverse Effect, and, as of the date hereof, no condition exists which will constitute a material breach, violation or default thereunder by Video or any of its Subsidiaries or give rise to any right of termination, cancellation, prepayment or acceleration, and Video is not aware of any material default by other Persons to any Video Contract nor of any event or condition, which in any of the foregoing cases, individually or in the aggregate, has a Material Adverse Effect (whether or not waived).

     Section 4.16. Intellectual Property. Video and its Subsidiaries own, possess or have the right to use all Intellectual Property Rights which are necessary to the conduct of their respective businesses, except where the failure to own, possess or have the right to use such Intellectual Property Rights does not have a Material Adverse Effect. To the knowledge of Video, neither Video nor any of its Subsidiaries is infringing any Intellectual Property Rights of any Person or otherwise violating the rights of any Person which could subject Video or any of its Subsidiaries to liabilities which, individually or in the aggregate, have a Material Adverse Effect or which would prevent Video or any of its Subsidiaries from conducting their respective businesses substantially in the manner in which they are now being conducted and, as of the date hereof, no claim has been made or, to the knowledge of Video, threatened against Video or any of its Subsidiaries alleging any such violation.

     Section 4.17. Related Party Transactions. The Video Disclosure Schedule sets forth all transactions entered into since January 1, 1994 between Video or any of its Subsidiaries on the one hand, and: (i) an officer or director of Video or any of its Subsidiaries; (ii) a record or beneficial owner of five percent (5%) or more of the voting securities of Video; or (iii) an Affiliate of any such officer, director or beneficial owner, on the other hand, other than payment of compensation for services rendered to Video or its Subsidiaries or reimbursement by Video or its Subsidiaries of expenses in the ordinary course of business to Video or its Subsidiaries.

     Section 4.18. No Undisclosed Material Liabilities. As of the date hereof, neither Video nor any of its Subsidiaries had any liabilities or other obligations of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, are material to Video and its Subsidiaries, taken as a whole, and, to the knowledge of Video, no basis exists for the assertion against Video or any of its Subsidiaries of any such liabilities or obligations other than: (i) liabilities provided for in the audited consolidated balance sheet of Video as of June 30, 1996 (or disclosed in the notes thereto) included in the Video Financial Statements; (ii) liabilities provided for in the unaudited consolidated balance sheet of Video as of March 31, 1997; (iii) liabilities or obligations incurred in the ordinary course of business consistent with past practice since March 31, 1997, or which in the aggregate are not material to Video and its Subsidiaries, taken as a whole; (iv) liabilities under this Agreement; and (v) liabilities provided for in the Special Purpose Balance Sheet.

     Section 4.19. Certain Agreements. Neither Video nor any of its Subsidiaries is a party to any: (i) agreement with any director, officer or other employee of Video or any of its Subsidiaries, the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving Video of the nature contemplated by this Agreement; or
(ii) agreement or plan (including Video Benefit Plans), any of the benefits of or rights under which will be increased, or the vesting or payment of the benefits of or rights under which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

     Section 4.20. Brokers or Finders. Video represents, as to itself, its Subsidiaries and its Affiliates, that no agent, broker, investment banker, financial advisor or other firm or Person retained by any such entity is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, except Alex. Brown & Sons Incorporated, all of whose fees and expenses will be paid by Video (or, in the event the Merger is completed, by the Surviving Corporation) in accordance with Video's agreement with such firm.

     Section 4.21. Subsidiaries. Other than as disclosed on the Video Disclosure Schedule, Video does not own or control, or have any ownership interest in or any obligation to acquire an ownership interest in, either directly or indirectly, any other Person.

     Section 4.22. Title to and Condition of Certain Personal Property. The Video Disclosure Schedule contains a list of all machinery, equipment, fixtures and other tangible personal property (including capital leases) owned by Video or any of its Subsidiaries (collectively, the "Video Personal Property") (other than items having a book value of less than $25,000 individually). Video and its Subsidiaries have (or at Closing will have) good title to all Video Personal Property, including the Video Personal Property listed on the Video Disclosure Schedule, free and clear of all Liens.

     Section 4.23. Status of Agreements and Business Relationships. All Video Contracts, Video Leases, Video Benefit Plans, and all policies and licenses disclosed or required to be disclosed on the Video Disclosure Schedule are valid and in full force and effect, except, in any case, as would not have a Material Adverse Effect.

     Section 4.24. Customers and Suppliers. The Video Disclosure Schedule sets forth a list of: (i) the ten (10) largest customers of each of Video and its Subsidiaries in terms of sales during the fiscal year ended June 30, 1996; and
(ii) the ten (10) largest suppliers of each of Video and its Subsidiaries in terms of purchases during the fiscal year ended June 30, 1996. Except as set forth on the Video Disclosure Schedule, there has not been any material adverse change in the business relationships of Video and its Subsidiaries with any such customer or supplier identified on the Video Disclosure Schedule. Except for the customers and suppliers listed on the Video Disclosure Schedule, Video and its Subsidiaries have no customer who accounted for more than five percent (5%) of its sales during the fiscal year ended June 30, 1996, or any supplier from whom it purchased more than five percent (5%) of the goods or services that it purchased during the fiscal year ended June 30, 1996. Except as set forth on the Video Disclosure Schedule, no Affiliate of Video or other related party is a supplier to or a customer of Video or its Subsidiaries.

     Section 4.25. Absence of Certain Commercial Practices. Neither Video nor any of its Subsidiaries, nor, to the knowledge of Video, any director, officer, agent, employee or other Person acting on behalf of Video or any of its Subsidiaries, has: (i) given or agreed to give any gift or similar benefit of more than nominal value to any customer, supplier, or governmental employee or official or any other Person who is or may be in a position to help or hinder Video or any of its Subsidiaries or assist Video or any of its Subsidiaries in connection with any proposed transaction, which gift or similar benefit, if not given in the past, might have materially and adversely affected the business or prospects of Video or any of its Subsidiaries, or which, if not continued in the future, might materially and adversely affect the business or prospects of Video or any of its Subsidiaries; or (ii) used any corporate or other funds for unlawful contributions, payments, gifts, or entertainment, or made any unlawful contributions, payments, gifts, or entertainment, or made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds in violation of
Section 30A of the Exchange Act. Neither Video nor any of its Subsidiaries, nor, to the knowledge of Video, any director, officer, agent, employee or other Person acting on behalf of Video or any of its Subsidiaries, has accepted or received any unlawful contributions, payments, gifts or expenditures.

     Section 4.26. Books and Records. The books of account, minute books, stock record books and other records of Video and its Subsidiaries, all of which have been made or will be made available to IPL, are complete and correct in all material respects and have been maintained in accordance with sound business practices in all material respects. At the Closing, all of those books and records will be in the possession of Video and its Subsidiaries.

     Section 4.27.  Spin-Off Transaction and Contribution Transaction.

     (a) Each party to the Contribution Agreement has all necessary corporate power and corporate authority to execute and deliver the Contribution Agreement and to consummate the transactions contemplated thereby. The execution and delivery of the Contribution Agreement and the consummation of the transactions contemplated thereby and by the Spin-Off Transaction have been duly authorized by all necessary corporate action on the part of all parties thereto. The Contribution Agreement has been, or will be prior to the Effective Time, duly executed and delivered by each party thereto and constitutes, or will constitute, the valid and binding agreement of the parties thereto, enforceable against such parties in accordance with its terms, except as may be limited by bankruptcy, reorganization, moratorium, fraudulent conveyance and insolvency Laws and by other Laws affecting the rights of creditors generally and except as may be limited by the availability of equitable remedies.

     (b) The execution and delivery of the Contribution Agreement by the parties thereto and the consummation of the transactions contemplated thereby and by the Spin-Off Transaction does not nor will not: (i) conflict with, or result in any Violation or breach of any provision of the Certificate of Incorporation or By-Laws of any party thereto; or (ii) assuming the consents, approvals, authorizations or permits and filings or notifications listed on the Video Disclosure Schedule are duly and timely obtained or made, result in any Violation of any of the terms, conditions or provisions of any loan or credit agreement, note, mortgage, indenture, lease, Video Benefit Plan or other agreement, obligation, instrument, Video Permit, concession, franchise, license, Judgment or Law applicable to Video or any of its Subsidiaries or any of the other parties thereto or their respective properties or assets, except for such Violations that, individually or in the aggregate, do not have a Material Adverse Effect.

     (c) Except as disclosed on the Video Disclosure Schedule (and the filing of the merger certificate required pursuant to the mergers contemplated in the Contribution Agreement), no consent, approval, order or authorization of, or registration, declaration or filing with, or permit from any Governmental Entity or any other Person is required by or with respect to any party to the Contribution Agreement or the Spin-Off Transaction to validly execute and deliver the Contribution Agreement or to consummate the transactions contemplated thereby and by the Spin-Off Transaction.

     (d) No liability or other obligation of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) of Video or any of its Subsidiaries or of IPL or any of its Subsidiaries after the Merger will result from or arise out of the consummation of the transactions contemplated by the Contribution Agreement or the Spin-Off Transaction, the existence of which constitutes a breach of the representation and warranties set forth in this Article IV.

                                   ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

     Each Stockholder hereby represents and warrants (all such representations being made by such Stockholder with respect to himself only), severally and not jointly, to IPL as follows:

     Section 5.1. Ownership of Video Common Stock. Such Stockholder is the lawful owner of the shares of Video Common Stock set forth by him on the Video Disclosure Schedule, free and clear of all Liens and (except as set forth on the Video Disclosure Schedule) options of any nature, and such shares of Video Common Stock are validly issued, fully paid and nonassessable and not subject to preemptive rights, subject to any options granted in accordance with the terms of Section 7.7 hereof.

     Section 5.2.  Authority Relative to this Agreement.

     (a) (i) Such Stockholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Such Stockholder has executed a unanimous written consent pursuant to which such Stockholder has approved this Agreement and the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Stockholder.

         (ii) This Agreement has been duly executed and delivered by such Stockholder and, assuming this Agreement constitutes the valid and binding agreement of IPL, constitutes the valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as may be limited by bankruptcy, reorganization, moratorium, fraudulent conveyance and insolvency Laws and by other Laws affecting the rights of creditors generally and except as may be limited by the availability of equitable remedies.

     (b) The execution and delivery of this Agreement by such Stockholders does not, and the consummation of the transactions contemplated hereby by such Stockholder will not, result in any Violation of any Judgment or Law applicable to such Stockholder or his properties or assets, except for such Violations that, individually or in the aggregate, would not have a Material Adverse Effect with respect to Video or would not otherwise effect the consummation of the Merger.

     (c) No consent, approval, order or authorization of, or registration, declaration or filing with, or permit from any Governmental Entity or any other Person is required by or with respect to such Stockholder to validly execute and deliver this Agreement or to effect the Merger.

     Section 5.3. Information Supplied. None of the information supplied or to be supplied by such Stockholder, with respect to such Stockholder, for inclusion in: (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC and at the time it becomes effective under the Securities Act and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (ii) the Proxy Statement will, at the date mailed to IPL's stockholders and at the times of any meetings of stockholders to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

     Section 5.4. Restricted Securities. Such Stockholder understands that the shares of IPL Common Stock he is acquiring are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from IPL in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act and applicable state securities laws only in certain limited circumstances. Each Stockholder acknowledges that he is acquiring such securities for investment and not for distribution except in compliance with the Securities Act, is able to fend for himself, can bear the economic risk of his investment and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the securities to be acquired hereunder. Each Stockholder further acknowledges that he is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act and has received all requested documents from IPL and has had an opportunity to ask questions of and receive answers from IPL's officers. The residence address of such Stockholder is as set forth above.

                                   ARTICLE VI

                         COVENANTS RELATING TO CONDUCT
                         OF BUSINESS PENDING THE MERGER

     Except with respect to the Spin-Off Transaction and the Contribution Transaction, during the period from the date of this Agreement to the Effective Time, IPL and Video each agrees as to itself and its Subsidiaries that except as expressly permitted by this Agreement or otherwise agreed in writing (which agreement shall not be unreasonably withheld or delayed) by IPL and Video:

     Section 6.1. Ordinary Course. Its businesses and the businesses of its Subsidiaries shall be conducted only in the ordinary course of business and in a manner consistent with past practice. It shall use commercially reasonable efforts to preserve substantially intact the business organization of itself and its Subsidiaries, to keep available the services of its present officers, employees and consultants (it being understood and agreed that Mr. Arnold P. Ferolito will cease to be an officer or employee of Video or any of its Subsidiaries from and after the Closing) and to preserve its present relationships with customers, suppliers and other Persons with which it has a significant business relationship.

     Section 6.2. Governing Documents. It shall not amend or propose to amend its Certificate of Incorporation or By-Laws or equivalent organizational documents.

     Section 6.3. Issuance of Securities. It shall not, nor shall it permit any of its Subsidiaries to, issue, deliver, sell, redeem, acquire, authorize or propose to issue, deliver, sell, redeem, acquire or authorize any shares of its capital stock of any class, any Voting Debt or any securities convertible into, or any rights, warrants or options to acquire, any such shares, Voting Debt or convertible securities or other ownership interest, provided that: (i) IPL shall be permitted to issue shares of IPL Common Stock pursuant to the exercise of stock options outstanding as of the date hereof and listed on the IPL Disclosure Schedule (whether such stock options were issued pursuant to the IPL Option Plan or otherwise); and (ii) Video may issue shares of Video Common Stock in connection with the transactions contemplated in the Contribution Agreement.

     Section 6.4. Dividends; Changes in Stock. It shall not, nor shall it permit any of its Subsidiaries which are not wholly-owned by it or its Subsidiaries to (other than, in the case of IPL, as required in Article V of the

Limited Liability Company Operating Agreement of Cognitive Communications, LLC in effect as of the date hereof), nor shall it propose to: (i) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock; or (ii) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock.

     Section 6.5. Acquisition Proposals. It will not and will direct its respective officers, directors, employees and any investment banker, financial advisor, attorney, accountant or other representative not to: (i) solicit or otherwise encourage any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, any Acquisition Proposal with respect to it or any of its Subsidiaries; or (ii) agree to or endorse any Acquisition Proposal with respect to it or any of its Subsidiaries or engage in negotiations, provide any nonpublic information to, or have any discussions with, any Person relating to any Acquisition Proposal, with respect to it or any of its Subsidiaries.

     Section 6.6. No Acquisitions. It shall not, nor shall it permit any of its Subsidiaries to, acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or in any other manner, any business or any Person or division thereof or otherwise acquire or agree to acquire any material amount of assets. Notwithstanding anything contained herein to the contrary (including, without limitation, in this Section 6.6 and in Sections 6.5 and 7.4), nothing contained in this Agreement shall prohibit either IPL or Video from: (a) furnishing information to, or entering into discussion or negotiations with, any Person that makes an unsolicited contact in connection with an Acquisition Proposal if, and only to the extent that, such company's Board of Directors determines in good faith, based upon the advice of its outside legal counsel, that such action is required for such Board of Directors to comply with its fiduciary duties to such company's stockholders imposed by Law; or (b) taking or disclosing to such company's stockholders a position with respect to any Acquisition Proposal or the Merger that, in the judgment of such Board of Directors, as determined in good faith based upon the advice of its outside legal counsel, is required for such Board of Directors to comply with its fiduciary duties to such company's stockholders imposed by Law, provided that IPL gives Video or Video gives IPL, as the case may be, prior written notice (which notice shall generally describe such action) at least one (1) business day before taking any actions described in Section 6.6(a) or (b).

     Section 6.7. No Dispositions. Other than: (i) as may be required by Law to consummate the transactions contemplated hereby; or (ii) dispositions in the ordinary course of business consistent with past practice which are not material, individually or in the aggregate, to it and its Subsidiaries taken as a whole, it shall not, nor shall it permit any of its Subsidiaries to, sell, lease, encumber or otherwise dispose of, or agree to sell, lease (whether such lease is an operating or capital lease), encumber or otherwise dispose of its assets.

     Section 6.8. Indebtedness; Leases. It shall not, nor shall it permit any of its Subsidiaries to, incur any indebtedness for borrowed money (other than in the ordinary course of business and consistent with past practice) or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any of its debt securities or any of the debt securities of any of its Subsidiaries or guarantee any debt or debt securities of others or enter into, cancel, surrender, amend or modify any lease or sublease (whether such lease is an operating or capital lease) or permit, allow or suffer any of its assets to be subject to any Lien (other than a Permitted Lien), other than in each case in the ordinary course of business, except that: (i) Video may transfer to an Affiliate in connection with the Spin-Off Transaction, release, or otherwise terminate, any and all obligations with respect to those certain loans made by Video or its Subsidiaries to certain of the officers of Video or to the Stockholders or their Affiliates, which loans are described or referred to on the Video Disclosure Schedule, the Video Financial Statements or the Special Purpose Balance Sheet; and (ii) the Stonehurst Lease may be modified in the manner set forth in Schedule 6.8 hereof. The parties acknowledge that from time to time, Video and its Subsidiaries provide advances to one another as intercompany transactions. Those advances are reflected as equity on the books and records and financial statements of Video and shall not be deemed to constitute indebtedness of any person following the consummation of the Merger. Any such advances, from and after the date hereof until the Effective Time of the Merger, shall be incurred only in the ordinary course of business in a manner consistent with past practices.

     Section 6.9. Advice of Changes; Filings. It shall confer on a regular and frequent basis with the other corporate party hereto, report on operational matters and promptly advise the other in writing of any change or event occurring after the date hereof having a Material Adverse Effect. It shall promptly provide the other corporate party hereto (or its counsel) with copies of all filings made by it with any Governmental Entity in connection with this Agreement and the transactions contemplated hereby.

     Section 6.10. Employee Arrangements. Except as set forth in the IPL Disclosure Schedule or the Video Disclosure Schedule, as applicable, it shall not and shall not permit any of its Subsidiaries to: (i) increase or agree to increase the compensation payable or to become payable to its officers or employees, or modify, change, terminate or supplement its employee benefits, except for increases in salary or wages of employees (other than officers of it or any of its Subsidiaries (whether in such capacity or otherwise)) in accordance with past practices; (ii) except as provided in accordance with the provisions of any employee benefit plan or arrangement in effect on the date hereof, grant any severance or termination pay to, or enter into any employment or severance agreement with, any officers or employees of it or any of its Subsidiaries; (iii) enter into or amend any collective bargaining agreement; or
(iv) establish, adopt, enter into or amend any employee benefit or fringe benefit plans or arrangements for the benefit of any directors, officers or employees of it or any of its Subsidiaries, including, without limitation, any plans or arrangements of the type referred to in Sections 3.9 and 4.9 hereof. For the purposes of this Section 6.10, the term officer shall have the meaning set forth in Rule 16a-1 of the Exchange Act.

     Section 6.11. No Dissolution, Etc. Neither it nor any of its Subsidiaries shall authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution.

     Section 6.12. No Action. It shall not, and shall not permit any of its Subsidiaries to, take or agree or commit to take any action: (i) that is reasonably likely to make any of its representations or warranties hereunder inaccurate; or (ii) is prohibited pursuant to the provisions of this Article VI.

                                  ARTICLE VII.

                             ADDITIONAL AGREEMENTS

     Section 7.1.  Preparation of the Registration Statement and Proxy
Statement.

     (a) IPL agrees that as promptly as practicable it shall prepare and file the Proxy Statement with the SEC and prepare and file with the SEC (and thereafter maintain in effect) the Registration Statement so as to register the resale by the Stockholders (pursuant to Rule 415 promulgated pursuant to the Securities Act, or any successor rule or regulation) of all of the shares of IPL Common Stock to be acquired by them pursuant to this Agreement. IPL shall use commercially reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing, to cause the Proxy Statement to be mailed to its stockholders at the earliest practicable date and to obtain all necessary state securities Laws or "blue sky" permits, approvals and registrations in connection with the issuance of IPL Common Stock in the Merger pursuant to this Agreement and sales of IPL Common Stock pursuant to the Registration Statement.

     (b) In connection with the foregoing, Video and each of the Stockholders shall supply to IPL (and be responsible for) such information related to Video and such Stockholders as is required to be included in the Proxy Statement and the Registration Statement. If at any time prior to the Effective Time any event with respect to Video or any of its Subsidiaries or a Stockholder or with respect to other information supplied by Video or a Stockholder for inclusion in the Proxy Statement or the Registration Statement, shall occur which is required to be described in an amendment of, or a supplement to, the Proxy Statement or the Registration Statement, Video or such Stockholder, as the case may be, shall provide written notice thereof to IPL and such event shall be so described, and such amendment or supplement shall be promptly filed with the SEC and, as required by Law, disseminated to the stockholders of IPL.

     (c) If, at any time prior to the Effective Time, any event with respect to IPL or any of its Subsidiaries or with respect to other information supplied by IPL for inclusion in the Proxy Statement or the Registration

Statement shall occur, which is required to be described in an amendment of, or a supplement to, the Proxy Statement or the Registration Statement, such event shall be so described, and such amendment or supplement shall be promptly filed with the SEC and, as required by Law, disseminated to the stockholders of IPL.

     Section 7.2. Letters of Accountants. Video shall use commercially reasonable efforts to cause to be delivered to IPL and Video a letter of E&Y, Video's independent public accountants, addressed to each such party, and IPL shall use commercially reasonable efforts to cause to be delivered to IPL and Video a letter of Arthur Andersen LLP ("Andersen"), IPL's independent public accountants, addressed to each such party, in each case in form and substance satisfactory to each of IPL and Video, containing statements and information of the type customarily included in accountants' "Comfort Letters" to underwriters with respect to the historical and pro forma financial statements and certain financial and statistical information pertaining to IPL and Video contained in proxy statements similar to the Proxy Statement and registration statements similar to the Registration Statement.

     Section 7.3. Access to Information. From the date hereof to the Effective Time, each of IPL and Video agrees that it shall (and shall cause each of its respective Subsidiaries to) afford to the other, and the officers, employees, accountants, counsel and other representatives of the other, access at all reasonable times to its officers, employees, agents, properties, offices, plants and other facilities and to all books and records (including tax returns), and shall furnish to the other party all financial, operating and other data and information as the other party, through its officers, employees or agents, may reasonably request. The confidentiality agreements dated January 13, 1997 and January 14, 1997 between IPL and Video (the "Confidentiality Agreements") and the activities contemplated thereby shall continue in full force and effect and shall apply to all information provided pursuant to this Section 7.3.

     Section 7.4. Meeting of IPL Stockholders. Subject to IPL's ability to terminate this Agreement pursuant to and in accordance with the terms of Article IX hereof and to take such actions as are permitted pursuant to Section 6.6 hereof: (i) IPL shall promptly take all action necessary in accordance with the DGCL and its Certificate of Incorporation and By-Laws to convene a meeting of its stockholders for the purpose of conducting the IPL Vote; (ii) IPL will, through its Board of Directors, recommend to its stockholders approval of such matters and shall use commercially reasonable efforts to obtain approval and adoption of this Agreement and the transactions contemplated hereby by its stockholders; and (iii) IPL shall use commercially reasonable efforts to hold such meeting as soon as practicable after the date hereof.

     Section 7.5. Legal Conditions to Merger. Each of Video and IPL will take all reasonable actions necessary to comply promptly with all legal requirements which may be applicable with respect to the Merger (including furnishing all information required in connection with obtaining approvals of, or making filings with, any Governmental Entity) and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them or any of their Subsidiaries in connection with the Merger.

     Section 7.6. NASDAQ. Prior to the Effective Time, IPL shall use commercially reasonable efforts to cause all of the shares of IPL Common Stock issuable to the Stockholders in the Merger to be approved for inclusion on The Nasdaq Stock Market, subject to official notice of issuance.

     Section 7.7. Management Options. After the Effective Time, the Stockholders shall not grant any options to purchase IPL Common Stock to any former employee or director of Video or its Subsidiaries, or any employee or director of IPL or its Subsidiaries, if any such options are granted at an exercise price less than the "fair market value" (as defined in the IPL Option
Plan) per share of IPL Common Stock on the date of grant and, as a result thereof, such grant would be considered executive compensation from IPL from a financial reporting point of view, unless such grant is approved by a majority of the members of Board of Directors of the Surviving Corporation. Notwithstanding the foregoing, the grants of options set forth on Schedule 7.7 attached hereto shall be permitted. Anything herein to the contrary notwithstanding, on or prior to the Effective Time the Stockholders may grant to employees, consultants and officers of Video, IPL and their respective Subsidiaries, options to purchase shares of Video Common Stock which, following the Merger will convert into the right to purchase shares of IPL Common Stock on terms consistent with Schedule 7.7.

     Section 7.8. Fees and Expenses. Except as otherwise provided in Article IX, in the event the Merger is not consummated, all Expenses incurred by the parties hereto shall be borne solely and entirely by the party that has incurred such Expenses. In the event the Merger is consummated, all Expenses incurred by the parties hereto in connection with the Merger and the other transactions contemplated hereby will be paid by the Surviving Corporation.

     Section 7.9.  Indemnification.

     (a) For a period of six (6) years after the Effective Time, IPL shall not amend Article 9 of its Certificate of Incorporation (as in effect at the Effective Time) in a manner that would adversely affect the rights thereunder of any individuals who at any time prior to and at the Effective Time were or are directors or officers of IPL in respect of their terms of office or acts or omissions occurring at or prior to or after the Effective Time (including, without limitation, the transactions contemplated by this Agreement) unless such amendment or modification is required by Law.

     (b) After the Effective Time, the Surviving Corporation shall, to the fullest extent permitted under applicable Law, indemnify and hold harmless each present and former director, officer, employee, fiduciary and agent of each of the Constituent Corporations and their respective Subsidiaries, and each fiduciary and agent of each such director and officer (collectively, the "Fiduciary Indemnified Parties") against all costs and expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), whether civil, criminal, administrative or investigative, arising out of or pertaining to any action or omission in their capacity as a director, officer, employee, fiduciary or agent, whether occurring before or after the Effective Time, until the expiration of the statute of limitations relating thereto (and shall pay any expenses in advance of the final disposition of such action or proceeding to each Fiduciary Indemnified Party to the fullest extent permitted under the DGCL, upon receipt from the Fiduciary Indemnified Party to whom expenses are advanced of any undertaking to repay such advances required under the DGCL). In the event of any such claim, action, suit, proceeding or investigation, the Surviving Corporation shall pay the reasonable fees and expenses of counsel selected by the Fiduciary Indemnified Parties, which counsel selected by the Fiduciary Indemnified Parties shall be reasonably satisfactory to the Surviving Corporation, promptly after statements therefor are received and (ii) the Surviving Corporation shall cooperate in the defense of any such matter; provided, however, that the Surviving Corporation shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably delayed or withheld); and provided, further, that the Surviving Corporation shall not be obligated pursuant to this Section 7.9 to pay the fees and expenses of more than one counsel (plus appropriate local counsel) for all Fiduciary Indemnified Parties in any single action except to the extent that two or more of such Fiduciary Indemnified Parties shall have conflicting interests in the outcome of such action, in which case such additional counsel (including local counsel) as may be required to avoid any such conflict or likely conflict may be retained by the Fiduciary Indemnified Parties at the expense of the Surviving Corporation; and provided further that, in the event that any claim for indemnification is asserted or made within the period prior to the expiration of the applicable statute of limitations, all rights to indemnification in respect of such claim shall continue until the disposition of such claim.

     (c) The Surviving Corporation shall use its reasonable efforts to maintain in effect for six (6) years from the Effective Time, if available, the current directors' and officers' liability insurance policies maintained by IPL and Video (provided that the Surviving Corporation may substitute therefor policies containing terms and conditions (including, without limitation, the amounts of coverage) which are not materially less favorable) with respect to matters occurring prior to the Effective Time provided, however, that in no event shall the Surviving Corporation be required to expend pursuant to this Section 7.9(c) more than an amount per year equal to 150% of current annual premiums paid by IPL and Video for such insurance. In the event that, but for the proviso to the immediately preceding sentence, the Surviving Corporation would be required to expend more than 150% of current annual premiums, the Surviving Corporation shall obtain the maximum amount of such insurance obtainable by payment of annual premiums equal to 150% of current annual premiums. Notwithstanding the foregoing, the board of directors of the Surviving Corporation shall retain the discretion to obtain directors' and officers' liability insurance in such greater amounts as it deems appropriate.

     (d) In the event the Surviving Corporation or its successors or assigns:
(i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger; or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, proper provisions shall be made so that the successors and assigns of the Surviving Corporation shall assume the obligations set forth in this Section 7.9.

     (e) This Section 7.9 is intended to be for the benefit of, and shall be enforceable by, the Fiduciary Indemnified Parties and their respective heirs and personal representatives.

     Section 7.10.  Additional Agreements; Commercially Reasonable
Efforts. Subject to the terms and conditions of this Agreement, Video and IPL agree to use commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated by this Agreement, including cooperating fully with the other. Video shall use commercially reasonable efforts to cause all of the conditions to the obligations of IPL set forth in Sections 8.1 and 8.2 to be satisfied. IPL shall use its commercially reasonable efforts to cause all of the conditions to the obligations of Video set forth in Sections 8.1 and 8.3 hereof to be satisfied. Video shall use commercially reasonable efforts to file or obtain all authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any Governmental Entity or other Persons required in connection with the consummation of the Merger as set forth on the Video Disclosure Schedule. IPL shall use commercially reasonable efforts to file or obtain all authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any Governmental Entity or other Persons required in connection with the consummation of the Merger as set forth on the IPL Disclosure Schedule.

     Section 7.11. Reserved Shares of IPL Common Stock. On the date hereof, IPL has, and at and following the Effective Time IPL shall have, sufficient shares of IPL Common Stock reserved for issuance upon conversion of shares of Video Common Stock in the Merger.

     Section 7.12. Tax Treatment. IPL and Video shall each use commercially reasonable efforts to cause the Merger to qualify, and shall not take, and shall use commercially reasonable efforts to prevent any of its Affiliates from taking, any actions that could prevent the Merger from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

     Section 7.13. Spin-Off Transaction/Insurance. Video and its Subsidiaries shall transfer or otherwise dispose of their ownership interests in: (i) Videotape, Video Dub and certain other entities (collectively, "Spin Co.") prior to the Effective Time as set forth in the Section 355 Agreement (the "Section 355 Agreement") attached hereto as Exhibit 7.13; provided that Video may dispose of all or any portion of Spin Co., any assets thereof or any securities in any such entity prior to the Effective Time pursuant to documents: (a) in a form and substance consented to by IPL (such consent to be withheld only in the reasonable exercise of its discretion); and (b) on terms providing that any such transactions shall not be recourse to IPL, its Subsidiary, Video or its Subsidiaries, other than Spin Co.; and (ii) the Covered Insurance Policies, and the loans referred to in Section 6.8(i) hereof which shall be transferred to Spin Co. (collectively, the "Spin-Off Transaction"). Neither Video or any of its Subsidiaries nor IPL or any of its Subsidiaries shall have any liability or other obligation of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) with respect to Spin Co. at and after the Effective Time, other than as set forth on Part (a) of Schedule 7.13 hereto.

     Section 7.14. Contribution Agreement. Prior to the Effective Time, Video shall acquire:

          (i) the land and buildings located at 240 Pegasus Avenue, Northvale, New Jersey and 183 Oak Tree Road, Tappan, New York; and

          (ii) a sublease of the building located at 235 Pegasus Avenue, Northvale, New Jersey (the "Sublease") pursuant to a Contribution Agreement (the "Contribution Agreement") attached hereto as Exhibit 7.14. The Sublease will be a lease from a newly formed entity owned by Louis H. Siracusano and Arnold P. Ferolito ("Newco") as a single purpose entity formed solely for the purposes of, and the actions of which are limited to, acting as lessor under the Sublease and as lessee under the Existing

     Sublease, and actions related thereto, all pursuant to documentation reasonably acceptable to IPL and the Stockholders. Contemporaneously with the creation of the Sublease there will be (x) a surrender and termination of the sublease dated July 1, 1996 between L.I.M.A. Partners, as sublessor, and Audio Plus Video International, Inc., as sublessee, and the sublease dated July 1, 1996 between L.I.M.A. Partners, as sublessor, and VSC Corporation, as sublessee (for purposes of this Section 7.14 collectively, "Space Leases"), and (y) the creation of two separate further subleases, respectively between a wholly owned subsidiary of IPL, as lessor, and each of the sublessees of the Space Leases, as lessee under its respective further sublease. The terms of the Sublease will mirror the terms of the Existing Sublease (but will expire one day earlier than the Existing Lease and will require that all payments be made one day earlier than under the Existing Sublease) and, as a result, the lessee thereof will not be required to pay any greater amount as rent to Newco, than Newco has to pay to its landlord under the Existing Sublease.

     Newco will have the right to cure any breach of the Sublease that may result in a breach of the Existing Sublease. IPL will have the right to cure any breach under the Existing Sublease. None of the terms or provisions of the Existing Sublease have been modified or otherwise amended since June 30, 1996 nor will be modified or otherwise amended prior to the Effective Time.

     Section 7.15. Video Subsidiaries. Video shall dissolve, distribute, merge or otherwise eliminate those corporations listed on the Video Disclosure
Schedule in order that VSC Corporation, A.F. Associates, Inc., Video Rentals, Inc., Atlantic Satellite Communications, Inc., Waterfront Communications Corporation and two newly-formed subsidiaries which shall hold real property as a result of the Contribution, shall be the sole Subsidiaries of Video at the Effective Time.

     Section 7.16. (a) Stock Resale Agreement. Prior to the Effective Time, IPL and the Stockholders shall receive an executed copy of an agreement (the "Stock Resale Agreement") in substantially the form of Exhibit 7.16(a) attached hereto.

     (b) Registration Rights Agreement. Prior to the Effective Time, IPL and the Stockholders shall receive an executed copy of an agreement (the "Registration Rights Agreement") in substantially the form of Exhibit 7.16(b) hereof.

     Section 7.17. Fairness Opinion. IPL shall use commercially reasonable efforts to cause an investment banker retained by it to provide the IPL Fairness Opinion prior to the execution of this Agreement and to bring the same down, or to reissue the same, immediately prior to the mailing of the Proxy Statement.

     Section 7.18 Committee Review. From time to time (not less than semi-annually), and in addition to its other duties as the audit committee of the Surviving Corporation, the audit committee (which shall be an Independent Committee) shall review the compliance of IPL and Video with the representations and warranties set forth herein and shall report the results of such review to the board of the Surviving Corporation, and, in connection therewith, shall seek such advice and retain such advisors (including, without limitation, legal counsel and accountants) as it shall determine to be appropriate. Upon the vote of a majority of its members, the audit committee shall have sole authority, on behalf of IPL, to exercise any rights on behalf of IPL under Article X hereof and under the Losses Escrow Agreement and shall acknowledge and authorize IPL to perform any obligations or duties it may have under Article X or under the Losses Escrow Agreement.

     Section 7.19. Replacement of Shares. On the date hereof, Mr. Terrence A. Elkes and Mr. Kenneth F. Gorman shall enter into a letter agreement with VSC in the form attached hereto as Exhibit 7.19 (the "Option Letter Agreement") pursuant to which they acknowledge and agree that: (i) certain options to purchase IPL Common Stock granted to them by Video and the shares of IPL Common Stock underlying such options shall be cancelled and extinguished at the Effective Time as contemplated in Article II hereof; and (ii) at the Effective Time the New Options shall be granted by the Stockholders to Mr. Terrence A. Elkes and Mr. Kenneth F. Gorman.

     Section 7.20. Voting Agreement. On the date hereof, Equitable, Mr. Terrence A. Elkes and the Stockholders shall enter into a Voting Agreement in the form attached hereto as Exhibit 7.20 (the "Voting

Agreement") pursuant to which they shall agree to vote all of their shares of IPL Common Stock and Video Common Stock in favor of the Merger and the transactions contemplated in this Agreement.

     Section 7.21. Non-Compete. The parties hereto acknowledge and agree that, following the Effective Time, any agreement existing as of the Effective Time solely between or among the parties hereto and/or any Subsidiary or Affiliate thereof, that constitutes a Non-Compete Agreement, shall, for all purposes, be and be deemed to be, terminated and rendered null and void and of no further force or effect.

     Section 7.22. Tag-Along Rights Agreement. Prior to the Effective Time, the Stockholders shall receive an executed copy of an agreement (the "Tag-Along Rights Agreement") in substantially the form of Exhibit 7.22 attached hereto.

                                  ARTICLE VIII

                              CONDITIONS OF MERGER

     Section 8.1. General Conditions to Obligation of IPL and Video. The respective obligations of each of IPL and Video to engage in the Closing and to effect the Merger, shall be subject to the fulfillment at or prior to the Effective Time of the following conditions:

          (a) Stockholder Approval. This Agreement and the transactions contemplated herein (including, the amendment to IPL's Certificate of Incorporation increasing the number of authorized shares of IPL Common Stock and changing IPL's corporate name and the election of the directors identified in Exhibit 1.3(b), in each case as contemplated by Section 1.3) shall have been approved by the IPL Vote.

          (b) NASDAQ Listing. IPL shall have filed a Notification Form for Listing of Additional Shares with The Nasdaq Stock Market with respect to the IPL Common Stock issuable to the Stockholders in the Merger and the same shall be properly filed and fully paid.

          (c) Employment Agreements. The Surviving Corporation shall have entered into an employment agreement with Mr. Louis H. Siracusano (the "Siracusano Employment Agreement") and with Mr. Donald H. Buck (the "Buck Employment Agreement") in the forms attached hereto as Exhibit 8.1(c)(a) and Exhibit 8.1(c)(b), respectively.

          (d) Other Approvals. Other than the filings provided for by Section 1.1, all authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any Governmental Entity or other Persons required in connection with the consummation of the Merger as set forth on the IPL and Video Disclosure Schedules shall have been filed or obtained. IPL shall have received all state securities Laws or "blue sky" permits and authorizations necessary to issue IPL Common Stock in the Merger and to enable the Stockholders to effect the Permitted Sale.

          (e) Registration Statement. The Registration Statement shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order.

          (f) No Injunction or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction (an "Injunction") prohibiting the consummation of the Merger or any of the other transactions contemplated herein shall be in effect; provided, however, that, prior to invoking this condition, the Person subject to any such Injunction shall use commercially reasonable efforts to have any such Injunction vacated, except as otherwise contemplated by this Agreement.

          (g) Accountants' Letters. E&Y and Andersen shall have delivered the letters contemplated by Section 7.2 hereof.

          (h) Financings. A refinancing (the "Refinancing") of the indebtedness and other obligations of IPL and its Subsidiaries and Video and its Subsidiaries (including, without limitation, those of Spin Co. under agreements set forth on the Video Disclosure Schedule) on the terms set forth in the commitment letter from Key Bank dated June 11, 1997, and on such other terms as are reasonably satisfactory to IPL and Video shall close substantially simultaneously with the Closing. That transaction will involve, among other things, either: (i) the refinancing of any or all of the mortgages on real property disclosed on the Video Disclosure Schedule; or (ii) the assumption of any or all such mortgages by IPL and/or its Subsidiaries, together with the release of all existing guarantees and obligations of the Stockholders in respect thereof.

          (i) No Pending Proceedings. Neither IPL nor Video, nor their respective Subsidiaries, shall be required by the United States Department of Justice, the United States Federal Trade Commission or any other Governmental Entity to hold separate, sell or otherwise dispose of any Subsidiary or assets or properties, the effect of any of which would be to materially impair the value of the Merger.

          (j) Fairness Opinion.  The IPL Fairness Opinion contemplated in
     Section 7.17 (and the bring down and reissue thereof) shall have been obtained.

          (k) Losses Escrow Agreement. The parties shall have received a fully executed copy of an agreement (the "Losses Escrow Agreement") in substantially the form of Exhibit 8.1(k) attached hereto.

          (l) Qualification To Do Business. IPL shall have been qualified to do business in the State of New Jersey.

     Section 8.2. Additional Conditions to Obligation of IPL. The obligation of IPL to engage in the Closing and to effect the Merger is also subject to the following conditions (any one or more of which may be waived by IPL, but only in a writing signed by IPL):

          (a) Representations and Warranties. Any representation or warranty of Video or the Stockholders contained in this Agreement which is qualified as to materiality shall be true and correct and any such representation or warranty that is not so qualified shall be true and correct in any material respect, in each case as if such representation or warranty was made on and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date, except that any such representation or warranty made with reference to a specified date shall have been true on and with reference to such date.

          (b) Agreements and Covenants. Video shall have performed or complied in all material respects with all of its agreements and covenants contained in this Agreement.

          (c) No Material Adverse Change. Since the date of this Agreement, there shall have been no Material Adverse Effect with respect to Video.

          (d) Compliance Certificate. Video shall have delivered to IPL a certificate, dated the Closing Date, signed on behalf of Video by the Chairman, President or any Vice-President of Video, certifying as to the fulfillment of the conditions specified in subsections (a), (b) and (c) of this Section 8.2 including appropriate certification of Video's and its Subsidiaries' by-laws, articles of incorporation, and corporate resolutions and the incumbency of certain of its officers.

          (e) Stock Resale Agreement. IPL shall have received a fully executed copy of the Stock Resale Agreement.

          (f) Contribution Agreement. Video shall have entered into and consummated the transactions contemplated in the Contribution Agreement without any waiver of any of the conditions precedent to the closing thereof and shall have delivered to IPL copies of the title commitments with respect to the Contributed Real Property.

          (g) Videotape and Video Dub. Video shall have completed the Spin-Off Transaction.

          (h) Environmental Reports. EEA, Inc., an environmental consulting company, shall have completed an environmental review of the Video Real Property, the results of which shall be reasonably satisfactory to IPL (it being understood and agreed that it would be unreasonable to object to any matter set forth in the Video Disclosure Schedule).

          (i) Authority. All action required to be taken by, or on the part of, Video to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the Merger) shall have been duly and validly taken by the Board of Directors of Video and the Stockholders.

          (j) Opinion of Counsel. IPL shall have been furnished with an opinion of counsel to Video, dated the Closing Date, in the form attached hereto as
     Exhibit 8.2(j).

          (k) Approvals and Filings. All approvals, consents, authorizations, licenses and approvals from, and all declarations, filings and registrations with, the third parties set forth on the Video Disclosure Schedule shall have been obtained or made, shall be in full force and effect and shall be reasonably satisfactory in form and substance to IPL and its counsel.

          (l) FIRPTA Certificates. Video shall have delivered to IPL at least five (5) days prior to the Closing Date, an affidavit by Video, dated not more than twenty (20) days prior to the Closing Date, certifying, under penalty of perjury, that Video is not and has not been a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code, and that, as of the Closing Date, interests in Video are not United States real property interests (within the meaning of Section 897(c)(1) of the Code). The aforementioned affidavit shall be in the form and meet the requirements prescribed by the Code and the applicable Treasury Regulations (and shall be acceptable to IPL).

          (m) Estoppel Certificates. Video shall deliver to IPL, at or prior to Closing, an Estoppel Certificate from each of the landlords under each of the Video Leases in substantially the form annexed hereto as Exhibit 8.2(m).

          (n) Certificates of Occupancy. A true, correct and complete copy of a valid Certificate of Occupancy for each building located on the Video Real Estate shall be delivered to IPL at or prior to the Closing.

          (o) Surveys. Video and its Subsidiaries, at their sole expense, shall deliver at or prior to the Closing to IPL as-built surveys of each parcel of land comprising the Video Real Estate as presently exists indicating the true, correct and complete legal descriptions, and delineating the boundary lines of the Video Real Estate, all improvements, rights of way, roads, parking areas, and easements, and contiguous public roads and the names of the record owners of all contiguous property.

     Section 8.3. Additional Conditions to Obligation of Video. The obligation of Video and the Stockholders to engage in the Closing and to effect the Merger is also subject to the following conditions (any one or more of which may be waived by Video or a majority of the Stockholders, but only in a writing signed by Video or such Stockholders):

          (a) Representations and Warranties. Any representation or warranty of IPL contained in this Agreement which is qualified as to materiality shall be true and correct or any such representation or warranty that is not so qualified shall be true and correct in any material respect, in each case as if such representation or warranty was made on and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date, except that any such representation or warranty made with reference to a specified date shall have been true on and with reference to such date.

          (b) Agreements and Covenants. IPL shall have performed or complied in all material respects with all of its agreements and covenants contained in this Agreement.

          (c) No Material Adverse Change. Since the date of this Agreement, there shall have been no Material Adverse Effect with respect to IPL.

          (d) Compliance Certificate. IPL shall have delivered to Video a certificate, dated the Closing Date, signed on behalf of IPL by the Chairman, President or any Vice-President of IPL, certifying as to the fulfillment of the conditions specified in subsections (a), (b) and (c) of this Section 8.3 including appropriate certification of IPL's by-laws, articles of incorporation and corporation resolutions and the incumbency of certain of its officers.

          (e) Environmental Reports. ESA, an environmental consulting company, shall have completed an environmental review of the IPL Real Property, the results of which shall be reasonably satisfactory to Video (it being understood and agreed that it would be unreasonable to object to any matter set forth in the IPL Disclosure Schedule).

          (f) Authority. All action required to be taken by, or on the part of, IPL to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the Merger) shall have been duly and validly taken by the Board of Directors and the stockholders of IPL.

          (g) Opinion of Counsel. Video shall have been furnished with an opinion of counsel to IPL, dated the Closing Date, in the form attached hereto as Exhibit 8.3(g).

          (h) Approvals and Filings. All approvals, consents, authorizations, licenses and approvals from, and all declarations, filings and registrations with, the third parties set forth on the IPL Disclosure Schedule shall have been obtained or made, shall be in full force and effect and shall be reasonably satisfactory in form and substance to Video and its counsel.

          (i) FIRPTA Certificates. IPL shall have delivered to Video at least five (5) days prior to the Closing Date, an affidavit by IPL, dated not more than twenty (20) days prior to the Closing Date, certifying, under penalty of perjury, that IPL is not and has not been a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code, and that, as of the Closing Date, interests in IPL are not United States real property interests (within the meaning of Section 897(c)(1) of the Code). The aforementioned affidavit shall be in the form and shall meet the requirements prescribed by the Code and the applicable Treasury Regulations and shall be reasonably acceptable to Video.

          (j) Registration Rights Agreement. The Stockholders shall have received a fully executed copy of the Registration Rights Agreement.

          (k) Estoppel Certificates. IPL shall deliver to Video, at or prior to Closing, an Estoppel Certificate from each of the Landlords under each of the IPL Leases in substantially the form of Exhibit 8.2(m).

          (l) Certificates of Occupancy. A true, correct and complete copy of a valid Certificate of Occupancy for each building located on the IPL Real Estate shall be delivered to Video at or prior to the Closing.

          (m) Approval. The issuance of shares of IPL Common Stock shall be approved in a manner which satisfies the requirements of Rule 16b-3(d)(1) promulgated under the Exchange Act, in order that such issuance shall be exempt from Section 16(b) as contemplated in such Rule.

          (n) Security Interest. IPL shall enter into a security agreement with each of Mr. Siracusano and Mr. Ferolito granting to each a first priority lien security interest in the Sublease, as collateral security for the obligations of IPL pursuant to Section 10.2(g) hereof.

          (o) Surveys. IPL and its Subsidiaries, at their sole expense, shall deliver at or prior to the Closing to Video as-built surveys of each parcel of land comprising the IPL Real Estate as presently exists indicating the true, correct and complete legal descriptions, and delineating the boundary lines of the IPL Real Estate, all improvements, rights of way, roads, parking areas, and easements, and contiguous public roads and the names of the record owners of all contiguous property.

          (p) Option Plan. The stockholders of IPL shall have approved the New Option Plan.

          (q) Waivers. Jeffrey Kaplan, Martin Irwin, Terrence A. Elkes and Kenneth F. Gorman, shall have executed a waiver in the form attached hereto as Exhibit 8.3(q) with respect to certain rights under the IPL Option Plan and similar rights under all options granted to them.

          (r) Agreements. IPL shall have entered into agreements with Arnold P. Ferolito and Martin Irwin in the forms attached hereto as Exhibits 8.3(r)(i) and 8.3(r)(ii), respectively.

          (s) Resignation. Video shall have received copies of the resignation by Kenneth F. Gorman and Jeffrey J. Kaplan from all offices and directorships they hold with IPL and its Subsidiaries, all in a form reasonably acceptable to Video.

                                   ARTICLE IX

                       TERMINATION, AMENDMENT AND WAIVER

     Section 9.1. Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval by the stockholders of IPL of the matters presented in the Proxy Statement, by IPL or Video as set forth below:

          (a) by mutual consent of the Board of Directors of IPL and the Board of Directors of Video; or

          (b) by IPL by written notice to Video, if: (A) any condition to the obligation of IPL to close contained in Article VIII hereof has not been satisfied by October 15, 1997 (the "End Date") (unless such failure is the result of IPL's breach of any of its representations, warranties, covenants or agreements contained herein); or (B) by the End Date, the conditions to the obligations of Video to close contained in Article VIII hereof (except for those which have not been satisfied as a result of a breach by Video of any of its representations, warranties, covenants or agreements contained herein) have been satisfied (or have been waived) and IPL is ready, willing and able to engage in the Closing but Video fails to engage in the Closing; or

          (c) by Video by written notice to IPL, if: (A) any condition to the obligation of Video to close contained in Article VIII hereof has not been satisfied by the End Date (unless such failure is the result of Video's breach of any of its representations, warranties, covenants or agreements contained herein); or (B) by the End Date, the conditions to the obligations of IPL to close contained in Article VIII hereof (except for those which have not been satisfied as a result of a breach by IPL of any of its representations, warranties, covenants or agreements contained herein) have been satisfied (or have been waived) and Video is ready, willing and able to engage in the Closing but IPL fails to engage in the Closing; or

          (d) by either IPL or Video, in the event that the Board of Directors of the terminating party determines in good faith, based upon the advice of its outside legal counsel, that, under all then relevant circumstances, the failure to do so would be reasonably likely to violate its fiduciary duties to its stockholders under applicable Law (a "Fiduciary Determination"); or

          (e) by IPL, if Montgomery Securities is unable to reissue the IPL Fairness Opinion immediately prior to the mailing of the Proxy Statement if a substantial element of such inability consists of the existence of an Acquisition Proposal with respect to IPL; or

          (f) by Video, if this Agreement shall have been voted on by IPL's stockholders and shall not have been approved by the requisite vote of IPL stockholders under circumstances in which an Acquisition Proposal with respect to IPL has been publicly announced and has not been publicly withdrawn at least five (5) Business Days prior to the latest scheduled date for the IPL Meeting.

          (g) by either IPL or Video, if the condition set forth in Section 8.1(h) is not satisfied by the End Date.

     Section 9.2.  Fees and Expenses.

     (a) In the event that: (i) either IPL or Video terminates this Agreement pursuant to Section 9.1(d) or (e) hereof, the terminating party shall pay the non-terminating party, or (ii) Video terminates this Agreement pursuant to
Section 9.1(f) hereof, IPL shall pay to Video, in immediately available funds:
(A) an amount equal to $250,000; plus (B) the other party's Expenses in an amount which shall not exceed $250,000, in each case payable within ten (10) Business Days after such termination.

     (b) In the event that either IPL or Video terminates this Agreement pursuant to (i) Section 9.1(b)(A) or 9.1(c)(A) as a result of the breach by the non-terminating party of any of its representations, warranties, covenants or agreements contained herein or (ii) Sections 9.1(b)(B) or 9.1(c)(B), the non-terminating party shall pay, in immediately available funds, the terminating party's Expenses, in an amount which shall not exceed $400,000, within ten (10) Business Days after such termination; provided, however, that if, prior to or within four (4) months after such termination, it is publicly announced that the non-terminating party has agreed to, intends to, or will seek to, participate in or complete an Acquisition Proposal, the non-terminating party shall pay to the terminating party, in immediately available funds, an additional amount equal to $250,000 within ten (10) Business Days after such announcement (in addition to the payment provided in preceding clause).

     (c) In the event that either IPL or Video terminates this Agreement pursuant to Section 9.1(g), IPL and Video shall each pay their own Expenses incurred in connection with this Agreement and shall bear in equal part any fees or other amounts payable to any potential financing source pursuant to any written agreement entered into by IPL, Video and such financing source with respect to such financing transaction. Neither IPL nor Video shall execute any documents in connection with the Refinancing without the prior approval of the other party, which approval shall not be unreasonably withheld or delayed.

     Section 9.3. Effect of Termination. Subject to Section 11.11, in the event of termination of this Agreement as provided in Section 9.1, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto or their respective directors or officers except: (i) as contemplated in Section 9.2; and (ii) the obligation of the parties under the following provisions of this Agreement, which shall survive such termination: the final sentence of Section 7.3 and Article XI (excluding Section 11.10).

                                   ARTICLE X

                  SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
                 INDEMNIFICATION; SHAREHOLDERS' REPRESENTATIONS

     Section 10.1. Survival of Representations and Warranties. All representations and warranties of the parties set forth in this Agreement shall terminate fifteen (15) months following the Closing and shall be of no further force or effect, provided that the representations and warranties made by IPL contained in Sections 3.2, 3.8, 3.9 and 3.14 and the representations and warranties made by Video and the Stockholders contained in Sections 4.2, 4.8, 4.9, 4.14 and 5.1 shall survive until the later of: (i) three (3) years after the Closing; or (ii) in the event that any extension of the applicable statute of limitations relating to any matter contemplated in Sections 3.8, 3.9, 3.14, 4.8, 4.9 or 4.14 is agreed to by IPL and any Governmental Entity, the expiration of such extension. For purposes of this Article X, such representations and warranties shall be deemed to have been given and made at the Effective Time. Following the expiration of the periods set forth above with respect to any particular representation or warranty, no party hereto shall have any further liability with respect to such representation or warranty. Except as set forth herein, all of the covenants, agreements and obligations of the parties hereto shall survive the Closing indefinitely (or if indefinite survival is not permitted by Law, then for the maximum period permitted by applicable Law). Anything herein to the contrary notwithstanding, any claim for indemnification that is asserted by written notice which notice specifies in reasonable detail the facts upon which such claim is made as provided in this Article X within the survival period shall survive until resolved pursuant to a final non-appealable judicial determination or otherwise. The liability of any Person for any breach of any representation or warranty set forth herein shall not be limited by the actual or constructive knowledge of any Indemnified Party or any Affiliate thereof and the existence of any such knowledge shall not constitute a defense to any such indemnification obligation.

     Section 10.2.  Indemnification.

     (a) Agreement to Indemnify.

     (i) Subject to the terms of this Article X, each of the Stockholders hereby covenants and agrees to indemnify IPL and its successors and assigns and hold them harmless from and against any and all Losses incurred by any of them resulting from or arising out of any breach of any of the representations, warranties, covenants or agreements made by Video or the Stockholders in this Agreement; provided, however, that: (i) each Stockholder shall have no liability under or in respect of Article V hereof except in respect of those representations and warranties made by that Stockholder; and (ii) the sole recourse of IPL and its successors and assigns in respect of such Losses resulting from any breach of any representation or warranty or in respect of the Video 7.1 Obligation shall be limited to the rights of such Persons under the Losses Escrow Agreement and the assets held thereunder and such Persons shall have no other right, claim or cause of action with respect to any breach of a representation or warranty or under the Video 7.1 Obligation, against the Stockholders or their assets pursuant to this Agreement or otherwise.

     (ii) Subject to the terms of this Article X, IPL hereby covenants and agrees to indemnify each of the Stockholders and each of their respective estates, heirs, personal representatives and assigns and to hold them harmless from and against any Losses incurred by any of them resulting from or arising out of any breach by IPL of any of the representations, warranties, covenants and agreements made by IPL in this Agreement; provided however that: (A) for purposes of determining the amount of any Losses resulting from any breach of any representation or warranty made by IPL under this Agreement, the amount of such Losses shall be deemed to be equal to 100% of the Losses incurred by IPL which would not have been incurred had such representation and warranty been true and correct, notwithstanding that the Stockholders own IPL Common Stock;
(B) any indemnification payment to the Stockholders in respect of any such Losses for a breach of a representation or warranty by IPL shall be paid in accordance with the Stockholder Percentages; and (C) any such indemnification payment in respect of any breach of a representation or warranty by IPL may, at the option of IPL, be paid in cash or in shares of IPL Common Stock, valued for this purpose at the Market Value as of the date payment is made.

     (iii) Any party may set off any liability or obligation of such party to pay money under this Article X against any obligation or liability of any other party to pay money to such person hereunder and the same shall not be deemed to constitute Losses to the extent claims are set-off against each other for the purpose of determining whether or not Losses in excess of the Video Threshold Amount or the IPL Threshold Amount have occurred; it being understood and agreed that once any applicable indemnification or contribution in respect of a Loss is paid or agreed in writing to be paid or is applied against the Video Threshold Amount or IPL Threshold Amount, as the case may be, it is no longer subject to offset hereunder.

     (iv) Notwithstanding the foregoing, none of the Stockholders nor any of their estates, heirs, personal representatives or assigns shall have any liability for any Loss relating to Taxes caused by any breach of a representation or warranty until the aggregate of such Losses is greater than the amount of the Tax reserves of the Video Entities as of June 30, 1996 which amount is set forth on Part I of Schedule 10.2(a)(iv) hereof next to the caption "Video Reserve," and in the event that such aggregate is in excess of the Video Reserve, IPL shall only be deemed to have a Loss equal to the amount of such excess and any right to be indemnified in respect of any such excess shall be subject to the terms of Section 10.2(b) below.

     (v) Notwithstanding the foregoing, neither IPL nor any of its successors or assigns shall have any liability for any Loss relating to Taxes caused by any breach of a representation or warranty until the aggregate of such Losses is greater than the amount of the Tax reserves of the IPL Entities as of January 31, 1997 which amount is set forth on Part II of Schedule 10.2(a)(iv) hereof next to the caption "IPL Reserve," and in the event that such aggregate is in excess of the IPL Reserve, the Stockholders shall only be deemed to have a Loss equal to the amount of such excess and any right to be indemnified in respect of any such excess shall be subject to the terms of Section 10.2(b) below.

     (b) Threshold.

     (i) Notwithstanding the provisions of Sections 10.2(a)(i) and 10.2(e), no claim for indemnification or contribution hereunder shall be made against any of the Stockholders hereunder with respect to the breach of any representation or warranty or of the Video 7.1 Obligation, unless and until the aggregate of such Losses of IPL, its successors and assigns against any of the Stockholders which give rise to an indemnity obligation under Section 10.2(a)(i) with respect to the breach of any representation or warranty or of the Video 7.1 Obligation exceeds the Video Threshold Amount in which event the Stockholders shall be required to indemnify IPL, its successors and assigns only for those Losses with respect to the breach of any representation or warranty or of the Video 7.1 Obligation in excess of the Video Threshold Amount, subject to the provisions of Sections 10.2(a)(i), (iii) and
(iv) and the limitation contained in Section 10.2(c). The "Video Threshold Amount" is $350,000.

     (ii) Notwithstanding the provisions of Sections 10.2(a)(ii) and 10.2(e), no claim for indemnification or contribution shall be made against IPL hereunder with respect to the breach of any representation or warranty or of the IPL 7.1 Obligation unless and until the aggregate of such Losses of the Stockholders, their heirs, personal representatives and assigns against IPL which give rise to an indemnity obligation under Section 10.2(a)(ii) with respect to the breach of any representation or warranty or of the IPL 7.1 Obligation exceed the IPL Threshold Amount in which event IPL shall be required to indemnify the Stockholders, their heirs, personal representatives and assigns only for those Losses with respect to the breach of any representation or warranty or of the IPL 7.1 Obligation in excess of the IPL Threshold Amount, subject to the provisions of Sections 10.2(a)(ii), (iii) and (v) and the limitation contained in Section 10.2(c), any such payment to be made in proportion to the Stockholder Percentages. The "IPL Threshold Amount" is $350,000.

     (c) Limitation on Indemnity. Notwithstanding the indemnification obligations contained in Section 10.2(a) or the contribution obligation set forth in Section 10.2(e): (i) IPL shall not be required to indemnify the Stockholders, their heirs, personal representatives or assigns in respect of a breach or breaches of any representation or warranty of IPL or of the IPL 7.1 Obligation, or to provide any contribution (with any payment made in the form of IPL Common Stock valued at the Market Value as of the date payment is made) in an aggregate amount in excess of $5,000,000, for all such indemnification and contribution payments; and (ii) the Stockholders in the aggregate shall not be required to indemnify IPL and its successors or assigns in respect of a breach or breaches of any representation or warranty of Video or the Stockholders or of the Video 7.1 Obligation, or to provide any contribution (with any payment made in the form of IPL Common Stock valued at the Market Value as of the date payment is made), in an aggregate amount in excess of $5,000,000 for all such indemnification and contribution payments; provided, however, that the foregoing limitation shall not apply in connection with any breach of any representation or warranty of the Stockholders contained in Sections 5.1 and 5.2(a)(i).

     (d) Indemnification Procedure.

     (i) An Indemnified Party shall provide written notice to each Indemnifying Party of any claim of such Indemnified Party for indemnification under this Agreement promptly after the date on which such Indemnified Party has actual knowledge of the existence of such claim. Such notice shall specify the nature of such claim in reasonable detail and the Indemnifying Parties shall be given reasonable access to any documents or properties within the control of the Indemnified Parties as may be useful in the investigation of the basis for such claim. The failure to so notify the Indemnifying Parties shall not constitute a waiver of such claim but an Indemnified Party shall not be entitled to receive any indemnification with respect to any Losses that occurred directly as a result of the failure of such Indemnified Party to give such notice.

     (ii) In the event any Indemnified Party seeks indemnification hereunder based upon a claim asserted by a third party, the Indemnifying Parties shall have the right (without prejudice to the right of any Indemnified Party to participate at its expense through counsel of its own choosing) to defend or prosecute such claim at its expense and through counsel of its own choosing if it gives written notice of its intention to do so no later than twenty (20) days following notice thereof by an Indemnified Party or such shorter time period as required so that the interests of the Indemnified Party would not be materially prejudiced as a result of its failure to have received such notice; provided, however, that, if the Indemnified Party shall have reasonably concluded that separate counsel is required because a conflict of interest would otherwise exist, the Indemnified Party shall have the right to select separate counsel to participate in the defense of such action on its behalf, at the expense of the Indemnifying Party. If the Indemnifying Party does not so choose to defend or prosecute any such claim asserted by a third party for which any Indemnified Party would be entitled to indemnification hereunder, then the Indemnified Party shall be entitled to recover from the Indemnifying Party (subject to the limitations set forth in Section 10.2(b) and (c) above), on a monthly basis, all of the reasonable attorney's fees and other costs and Expenses of litigation of any nature whatsoever incurred in the defense of such claim. Notwithstanding the assumption of the defense of any claim by an Indemnifying Party pursuant to this

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

paragraph, the Indemnified Party shall have the right to approve the terms of any settlement of a claim (which approval shall not be unreasonably delayed or withheld).

     (iii) The Indemnifying Party and the Indemnified Party shall cooperate in furnishing evidence and testimony and in any other manner which the other may reasonably request, and shall in all other respects have an obligation of good faith dealing, one to the other, so as not to unreasonably expose the other to undue risk of loss.

     (e) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided in Section 10.2(a) is applicable in accordance with its terms, but for any reason is held by a court of competent jurisdiction to be unavailable in the event of a Loss incurred due to Violation of the Securities Act or the Exchange Act, the Stockholders shall contribute to the total losses, claims, damages, liabilities and expenses (including reasonable fees and disbursements of counsel and costs of investigation) to which IPL may be subject and IPL shall contribute to the total losses, claims, damages, liabilities and expenses (including reasonable fees and disbursements of counsel and costs of investigation) to which the Stockholders may be subject, in such proportion as shall be appropriate to reflect the relative benefits received by, and the relative fault of, IPL on the one hand and the Stockholders on the other hand, subject to the limitation set forth in
Section 10.2(c) hereof and the IPL Threshold Amount or Video Threshold Amount, as the case may be; provided, however that the sole recourse of IPL and its successors and assigns in respect of such Losses shall be limited to the rights of such Persons under the Losses Escrow Agreement and such Persons shall have no other right, claim or cause of action against the Stockholders pursuant to this Agreement or otherwise. Relative fault shall be determined by reference to whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by IPL, the Stockholders or Video, and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. IPL, the Stockholders and Video agree that it would not be just and equitable if contributions, fees and disbursements of counsel pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein.

     (f) Adjustment to Conversion Number. After the Effective Time, any amount paid by the Stockholders to IPL, on the one hand, or by IPL to the Stockholders on the other hand, as the case may be, pursuant to this Article X, shall be treated by the parties, for federal and state income tax purposes, as an adjustment to the Conversion Number set forth in Section 2.1(a).

     (g) Leases. IPL hereby covenants and agrees to indemnify each of the Stockholders and each of their respective estates, heirs and personal representatives and to hold them harmless, from and against any and all expenses, costs, losses, claims, liabilities, obligations, fines, penalties and damages, (including, without limitation, reasonable fees and disbursements of counsel and costs of investigation) associated with or relating to any action, matter, fact or thing associated with any breach or default under the Sublease.

     (h) Tax Indemnification. Subject to the terms of this Article X but in no event subject to the limitations set forth in Section 10.2(a)(iv), each of the Stockholders hereby covenants and agrees to indemnify IPL and its successors and assigns and hold them harmless from and against all Losses relating to Taxes (after taking into account utilization of net operating loss and/or tax credit carry-overs of Video) which result from the Contribution or Spin-Off Transactions, including, without limitation, any such taxes which may result from any failure of the Spin-Off Transaction to qualify as a reorganization pursuant to Section 355 of the Code (but not including any Taxes attributable to the ordinary operations of any entity). The obligations under this Section 10.2(h) shall be treated in the same manner as a breach of a representation or warranty and shall be subject to the limitations applicable under this Article X with respect to any such breach.

                                   ARTICLE XI

                               GENERAL PROVISIONS

     Section 11.1. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made upon receipt, if made or given by hand delivery, telecopier or facsimile transmission, or upon receipt by registered or certified mail (postage prepaid, return receipt requested) at the following addresses (or at such other address for a party as shall be specified by like notice):

     (a) if to IPL:

       International Post Limited
       545 Fifth Avenue
       New York, New York 10017
       Attention: President
       Telephone: (212) 986-6300
       Fax: (212) 986-1364

       with copies to:
       Shereff, Friedman, Hoffman & Goodman, LLP
       919 Third Avenue
       New York, New York 10022
       Attention: Jeffry S. Hoffman, Esq.
       Telephone: (212) 758-9500
         Fax: (212) 758-9526

     (b) if to Video:
        Video Services Corporation
        240 Pegasus Avenue
        Northvale, New Jersey 07647-1904
        Attention: General Counsel
        Telephone: (201) 767-1000
        Fax: (201) 784-9779

        with copies to:

        Gordon Altman Butowsky Weitzen Shalov & Wein
        114 West 47th Street
        21st Floor
        New York, New York 10036-1510
        Attention: Keith L. Schaitkin, Esq.
        Telephone: (212) 626-0800
         Fax: (212) 626-0799

     (c) if to Mr. Siracusano, to:

       Louis H. Siracusano
       13 Lexington Lane
       Montvale, New Jersey 07645
         Telephone: (201) 573-8660

     (d) if to Mr. Ferolito, to:

        Arnold P. Ferolito
        c/o Video Services Corporation
        240 Pegasus Avenue
         Northvale, New Jersey 07647-1904

     (e) if to Mr. Buck, to:

         Donald H. Buck
       2 Deerburn Court
         Florham Park, New Jersey 07932

     Section 11.2. Interpretation; Certain Definitions. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available. Any reference to "the knowledge of" Video or IPL, as applicable, shall be deemed to refer to: (i) in the case of IPL, to the actual knowledge of any of its executive officers; and (ii) in the case of Video, to the actual knowledge of any of its executive officers.

     Section 11.3. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     Section 11.4. Entire Agreement; No Third Party Beneficiaries; Rights of Ownership. Except as expressly provided herein, this Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, including, without limitation, that certain letter of intent between IPL and Video dated January 7, 1997 as amended from time to time. Except as expressly provided herein, this Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder. The parties hereby acknowledge that no Person shall have the right to acquire or shall be deemed to have acquired shares of common stock of the other party pursuant to the Merger until consummation thereof.

     Section 11.5. Governing Law. This Agreement shall be governed by, and interpreted under, the laws of the State of New York applicable to contracts made and to be performed therein without regard to conflicts of law principles, except that the consummation and effectiveness of the Merger shall be governed by, and construed in accordance with, the DGCL.

     Section 11.6. Severability. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith or not to take an action consistent herewith or required hereby, the validity, legality and enforceability of the remaining provisions and obligations contained or set forth herein shall not in any way be affected or impaired thereby.

     Section 11.7. Publicity. Video and IPL will consult with each other and will mutually agree upon any press release or public announcement pertaining to the Merger and shall not issue any such press release or make any such public announcement prior to such consultation and agreement, except as may be required by applicable Law or by obligations pursuant to any listing agreement with any national securities exchange or The Nasdaq Stock Market, in which case the party proposing to issue such press release or make such public announcement shall use commercially reasonable efforts to consult in good faith with the other party before issuing any such press release or making any such public announcement.

     Section 11.8. Assignment. Prior to the Closing, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, heirs and personal representatives which, in any event, shall not include any purchaser from any Stockholder of any shares of the IPL Common Stock issuable in the Merger, except that a party may transfer this Agreement and any of the rights, interests or obligations hereunder to any Permitted Transferee, and further, provided that any claims, liabilities or other obligations of any of the parties hereto in connection with this Agreement or the transactions contemplated hereby shall not in any way be diminished as a result of any such assignment or a sale by a party hereto of its shares of IPL Common Stock.

     Section 11.9. Remedies Cumulative. Subject to Section 11.11 hereof, all rights, powers and remedies provided under this Agreement shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other rights, powers or remedies by such party.

     Section 11.10. Representations of Video and IPL. (a) All representations and warranties of IPL are made subject to the IPL Disclosure Schedule and all representations and warranties of Video are made subject to the Video Disclosure Schedule, whether or not the representation or warranty itself makes reference to the IPL Disclosure Schedule or Video Disclosure Schedule, as the case may be.

     (b) If the Closing occurs, all representations and warranties (to the extent the same survive the Closing as contemplated in Article X hereof) of: (i) Video made pursuant to Article IV of this Agreement shall be deemed to be representations and warranties of the Stockholders for purposes of Article X hereof; and (ii) IPL made pursuant to Article III of this Agreement made to Video shall also be deemed to have been made by IPL to each Stockholder for purposes of Article X hereof.

     Section 11.11. Remedies Exclusive. Prior to the Closing, the rights, remedies and obligations of the parties hereto under this Agreement set forth in
Article IX hereof shall be deemed to be exclusive of all other rights, remedies and obligations under this Agreement and the related documents that would otherwise be available to the parties hereto at Law, in equity or otherwise. After the Closing, the rights, remedies and obligations under this Agreement and the related documents and agreements of the parties hereto set forth in Article X hereof shall be deemed to be exclusive of all other rights, remedies and obligations under this Agreement that would otherwise be available to the parties hereto.

     Section 11.12 Waiver. IPL hereby waives, and shall cause each of its Affiliates to waive, all rights for contribution or other similar rights of recovery with respect to any and all damage, loss, liability and expense (including without limitation reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) arising under or relating to environmental laws that IPL or any of its Affiliates might have by statute or otherwise against the Stockholders.

     Section 11.13. Amendment. This Agreement may be amended by the parties hereto by action taken by or on behalf of the Boards of Directors of Video and IPL at any time prior to the Effective Time; provided, however, that, after approval of the Merger by the Stockholders of Video and IPL, no amendment may be made which would require further approval by such stockholders without such further approval and provided further that any amendment after the Effective Time shall be approved by a majority of the members of the Independent Committee. This Agreement may not be amended except by an instrument in writing signed on behalf of the parties hereto.

     Section 11.14. Extension; Waiver. At any time prior to the Effective Time, any party hereto may, to the extent legally allowed: (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto; (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto; and (iii) waive compliance with any of the Agreements or conditions contained herein. Any such extension or waiver shall be valid and binding only if set forth in an instrument in writing signed by the party to be bound thereby. A majority of the members of the IPL Special Committee shall approve any such extension or waiver on behalf of IPL.

                                  ARTICLE XII

                                    GLOSSARY

     The following terms as used in this Agreement shall have the meanings indicated below.

     "Acquisition Proposal" means any proposal or offer involving (i) a merger, consolidation, share exchange, recapitalization, business combination or other similar transaction with respect to any Person or its Subsidiaries; (ii) any sale, lease, exchange, transfer, or other disposition of any assets of or securities issued or to be issued by, any Person or its Subsidiaries (other than an immaterial portion thereof disposed of in the ordinary course of business) or
(iii) any tender offer or exchange offer for all or any portion of the outstanding shares of capital stock of any Person, in each case, other than the transactions contemplated by this Agreement.

     "Affiliate" (and "Affiliates") has the meaning set forth in Regulation 12b-2 promulgated under the Exchange Act.

     "Affiliated Group" means any affiliated group within the meaning of Section 1504 of the Code (or any similar group defined under a similar provision of state, local or foreign Law).

     "Agreement" has the meaning set forth in preamble.

     "Andersen" means Arthur Andersen LLP, IPL's independent public accountants.

     "Associate" (and "Associates") has the meaning set forth in Regulation 12b-2 promulgated under the Exchange Act.

     "Buck Employment Agreement" has the meaning set forth in Section 8.1(c).

     "Business Day" means any day other than: (i) a Saturday or Sunday; or (ii) a day on which banks in the State of New York are required or permitted to be closed.

     "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, as amended, and the rules and regulations promulgated thereunder.

     "Closing" has the meaning set forth in Section 1.2.

     "Closing Date" has the meaning set forth in Section 1.2.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Confidentiality Agreements" has the meaning set forth in Section 7.3.

     "Constituent Corporations" has the meaning set forth in Section 1.3(a).

     "Contributed Real Property" means the real property located in Northvale, New Jersey owned by L.I.M.A. Partners, located at 240 Pegasus Avenue, the leasehold estate in the real property subleased by the successor in interest to L.I.M.A. Partners pursuant to the Sublease, located at 235 Pegasus Avenue, and the real property located in Tappan, New York owned by M.A.L. Partners located at 183 Oaktree Road.

     "Contribution Agreement" has the meaning set forth in Section 7.14.

     "Contribution Transaction" means the transactions contemplated in the Contribution Agreement and Section 7.14 hereto.

     "Covered Insurance Policies" means those policies set forth on Part (b) of
Schedule 7.13.

     "Conversion Number" has the meaning set forth in Section 2.1(a).

     "Delaware Certificate" has the meaning set forth in Section 1.1.

     "DGCL" has the meaning set forth in Section 1.1.

     "E&Y" means Ernst & Young LLP, Video's independent public accountants.

     "Effective Time" has the meaning set forth in Section 1.1.

     "Environmental Claim" with respect to any Person, means any written notice, claim, demand or other communication by any other Person alleging or asserting such Person's liability for investigatory costs, cleanup costs, Governmental Entity response costs, damages to natural resources or other property, personal injuries, fines or penalties arising out of, based on or resulting from (a) the presence, or release into the environment, of any hazardous material at any location, whether or not owned by such Person, or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law. The term "Environmental Claim" shall include any claim by any Governmental Entity for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence of hazardous materials or arising from alleged injury or threat of injury to health, safety or the environment.

     "Environmental Laws" means any Laws relating to the regulation or protection of human health or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including ambient air, soil, surface water, ground water, wetlands, land or subsurface strata), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes.

     "Equitable" means The Equitable Life Assurance Society of the United States, a New York insurance company, and Equitable Deal Flow Fund, L.P., a Delaware limited partnership.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Existing Sublease" means a master lease dated April 5, 1971 between South-Cap Company of West Orange (predecessor in interests of Bergen Vale Associates), as landlord and Bendix Mouldings (predecessors in interest of LIMA Partners) as tenant, with respect to premises, located at 235 Pegasus Avenue, Northvale, N.J.

     "Expenses" means all out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its Affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the preparation, printing, filing and mailing of the Registration Statement and the Proxy Statement, the solicitation of applicable stockholder approvals and all other matters related to the consummation of the transactions contemplated by this Agreement.

     "FCC" means the Federal Communications Commission.

     "Fiduciary Determination" has the meaning set forth in Section 9.1(d).

     "Fiduciary Indemnified Party" has the meaning set forth in Section 7.9.

     "GAAP" means generally accepted accounting principles.

     "DGCL" means Delaware General Corporation Law.

     "Governmental Entity" has the meaning set forth in Section 3.3(c).

     "Hazardous Materials" means any pollutants, hazardous or toxic materials, substances or wastes, including: petroleum and petroleum products and derivatives; asbestos; radon; polychlorinated biphenyls (PCBs);
urea-formaldehyde foam insulation; explosives; radioactive materials; and any chemicals, materials or substances designated or regulated, as hazardous or as toxic substances, materials, or wastes under any Environmental Law.

     "Indemnified Party" means any Person entitled to indemnification pursuant to Article X hereof.

     "Indemnifying Party" means any Person obligated to provide indemnification pursuant to Article X hereof.

     "Independent Committee" means a committee of the Board of Directors of the Surviving Corporation which shall consist of at least three (3) "independent directors." For purposes hereof, a person shall be deemed to be an "independent director" if he or she (i) was not an executive officer or employee of, or consultant to, Video or any Subsidiary or Affiliate of Video (other than IPL and its Subsidiaries) at any time during the five (5) years preceding his or her election as a director of the IPL and prior to such five (5) year period has not served in such capacity for a period exceeding one (1) year, (ii) is not a Stockholder, and (iii) is not a family member (i.e., parent, sibling, grandparent, mother-in-law, father-in-law, spouse, former spouse, child, stepchild, grandchild or any other blood or legal relative) of any executive officer or any other employee or consultant described in clauses (i) above or of any Stockholder.

     "Injunction" has the meaning set forth in Section 8.1(f).

     "Intellectual Property Rights" has the meaning set forth in Section 3.16.

     "IPL" has the meaning set forth in preamble.

     "IPL Benefit Plans" has the meaning set forth in Section 3.9(a).

     "IPL Common Stock" means the authorized common stock, $.01 par value per share, of IPL.

     "IPL Contracts" has the meaning set forth in Section 3.15.

     "IPL Convertible Notes" has the meaning set forth in Section 3.2(c).

     "IPL Disclosure Schedule" has the meaning set forth in the first paragraph of Article III.

     "IPL Entities" or "IPL Entity" means and includes and is deemed to refer, individually, to IPL and all past and current Subsidiaries of IPL.

     "IPL ERISA Affiliate" has the meaning set forth in Section 3.9(f).

     "IPL Fairness Opinion" has the meaning set forth in Section 3.18.

     "IPL Insurance" has the meaning set forth in Section 3.12.

     "IPL Lease" has the meaning set forth in Section 3.13(a).

     "IPL Leased Property" has the meaning set forth in Section 3.13.

     "IPL Option Plan" means the IPL 1993 Long Term Incentive Plan.

     "IPL Permits" has the meaning set forth in Section 3.11.

     "IPL Personal Property" has the meaning set forth in Section 3.25.

     "IPL Preferred Stock" means the authorized preferred stock, $.01 par value per share, of IPL.

     "IPL Real Estate" has the meaning set forth in Section 3.13.

     "IPL Real Property" has the meaning set forth in Section 3.13.

     "IPL SEC Documents" has the meaning set forth in Section 3.4(a).

     "IPL 7.1 Obligation" means the obligations of IPL under Section 7.1(c) hereof.

     "IPL 10-K" means IPL's Annual Report on Form 10-K for the fiscal year ended July 31, 1996 as filed with the SEC.

     "IPL 10-Q" means IPL's Quarterly Report on Form 10-Q for the quarterly period ended April 30, 1997 as filed with the SEC.

     "IPL Threshold Amount" has the meaning set forth in Section 10.2(b).

     "IPL Vote" has the meaning set forth in Section 3.3(a).

     "IRS" means the Internal Revenue Service.

     "Judgment" means any judgment, writ, injunction, determination or decree of or by any Governmental Entity.

     "Law" means any statute, ordinance, code, rule, regulation, ruling, order or other law enacted or adopted by any Governmental Entity.

     "Lien" means any mortgage, deed of trust, lien, claim, pledge, lease, sublease, rights of occupancy, security interest, encumbrance or easement.

     "Losses" means any and all out-of-pocket: (i) expenses; (ii) costs; (iii) losses; (iv) claims; (v) liabilities; (vi) obligations; (vii) fines; (viii) penalties and (ix) damages (including, without limitation, reasonable fees and disbursements of counsel and costs of investigations, including those incurred enforcing the terms of this Agreement and the related documents) reduced by (a) the amount of any foreign, United States federal, state and/or local Tax savings ("Tax Benefits") realized by an Indemnified Party arising as a result of any payment made and/or expense or expenditure incurred by an Indemnified Party in respect of any such expenses, costs, losses, claims, liabilities, obligations, fines, penalties and damages (including, without limitation, reasonable fees and disbursements of counsel and costs of investigation) and (b) the amount of any insurance proceeds and any other amount, if any recovered from third parties by the Indemnified Party, or its affiliates with respect to such Losses. In the event that any Tax Benefits are not realized by the Indemnified Party in the year the Loss was incurred, or insurance proceeds are not obtained prior to the time of any indemnification in respect of a Loss based upon the occurrence applicable to the payment of such proceeds, the Indemnified Party shall reimburse the indemnifying party no later than 2 1/2 months after the close of the taxable year of the Indemnified Party in which such Tax Benefits are actually realized or such insurance proceeds are actually received.

     "Losses Escrow Agreement" means the escrow agreement in the form of Exhibit 8.1(k) hereto entered into between IPL and the Stockholders.

     "Made available" has the meaning set forth in Section 11.2.

     "Management Options" has the meaning set forth in Section 7.7.

     "Market Value" means the average of the closing bid and asked prices of a share of IPL Common Stock on The Nasdaq Stock Market during the five (5) trading days immediately prior to the date such calculation is made, appropriately adjusted for stock dividends, splits, combinations, subdivision, recapitalizations and similar events.

     "Material Adverse Effect" shall mean, with respect to any Person and its Subsidiaries, any change or effect that is or is reasonably likely to be materially adverse to the business, operations, properties (including intangible properties), condition (financial or otherwise), assets, liabilities or prospects of such Person and its Subsidiaries, taken as a whole. For purposes of
Article III, the term "Material Adverse Effect" shall be deemed to refer solely to IPL and its Subsidiaries. For purposes of Article IV, the term "Material Adverse Effect" shall be deemed to refer solely to Video and its Subsidiaries.

     "Merger" means the merger of Video with and into IPL.

     "NASD" means the National Association of Securities Dealers, Inc.

     "New Option Plan" means the new option plan for IPL contemplated in the Proxy Statement which will have available for issuance of shares thereunder equal to 735,000.

     "NJBCA" means the New Jersey Business Corporation Act.

     "New Jersey Certificate" has the meaning set forth in Section 1.1.

     "New Options" means options to purchase 30,000 shares of IPL Common Stock granted by the Stockholders in favor of each of Messrs. Elkes and Gorman in replacement of existing options granted by

Video with respect to shares of IPL Common Stock owned by Video on substantially the same terms as the existing options.

     "Non-Compete Agreement" means any agreement or obligation that purports to restrict or limit the right or ability of any Person to engage in any investment, activity or line of business.

     "NPL" means the National Priorities List under CERCLA.

     "Permitted Lien" means: (i) any encumbrances disclosed on any financial statement referred to in Section 3.4 or 4.4 hereof; (ii) Tax Liens which are not yet due and payable or which are being contested in good faith and, with respect to which have adequately been provided for on applicable financial statements (whether or not required to be disclosed under GAAP); (iii) liens incurred in the ordinary course of business in connection with workers compensation, unemployment insurance and other types of social security benefits; (iv) mechanics', carriers', workmen's, repairmen's or other like liens arising out of or incurred in the ordinary course of business; (v) liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business; (vi) liens created by or existing from any litigation or legal proceeding that is being contested and
(vii) with respect to real property and interests therein) easements (including, without limitation, reciprocal easement agreements and utility agreements), zoning requirements, rights of way, covenants, consents, agreements, reservations, encroachments, variances and other similar restrictions, charges or encumbrances (whether or not recorded) that do not, individually or in the aggregate, impair the continued use and operation of the assets to which they relate the applicable business.

     "Permitted Sale" means the sales contemplated in Section 7 of the Stock Resale Agreement.

     "Permitted Transferee" means any immediate family member (including without limitation, any spouse or former spouse, child or trust for the benefit of such individuals) or Affiliate or entity owned by one or more such Persons.

     "Person" and "person" shall mean any natural person and any corporation, trust, partnership, limited liability partnership, limited liability company, limited liability corporation, venture or business entity.

     "Proxy Statement" has the meaning set forth in Section 3.3(c).

     "Refinancing" has the meaning set forth in Section 8.1(h).

     "Registration Rights Agreement" has the meaning set forth in Section
7.16(b).

     "Registration Statement" has the meaning set forth in Section 3.3(c).

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Siracusano Employment Agreement" has the meaning set forth in Section 8.1(c).

     "Special Purpose Balance Sheet" has the meaning set forth in Section 4.4.

     "Spin-Off Transaction" has the meaning set forth in Section 7.13.

     "Stockholder" means, each individually, Louis H. Siracusano, Arnold P. Ferolito and Donald H. Buck.

     "Stockholder Percentages" means: (i) with respect to Louis H. Siracusano, 46.062%; (ii) with respect to Arnold P. Ferolito, 46.062%; and (iii) with respect to Donald H. Buck, 7.876%.

     "Stock Resale Agreement" has the meaning set forth in Section 7.16.

     "Stonehurst Lease" means that certain lease agreement between Stonehurst Associates Limited and A.F. Associates, Inc. dated May 9, 1997 with respect to property located at 100 Stonehurst Court, Northvale, New Jersey.

     "Sublease" has the meaning set forth in Section 7.14.

     "Subsidiary" (including, with correlative meaning, "Subsidiaries") means any Person (other than a natural person), whether incorporated or unincorporated, of which: (i) such party or any other Subsidiary of such party is a general partner (excluding partnerships, the general partnership interests of which held by such party or any Subsidiary of such party do not have a majority of the voting interests in such partnership); or (ii) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries.

     "Surviving Corporation" means IPL after the Effective Time.

     "Tag-Along Rights Agreement" has the meaning set forth in Section 7.22.

     "Tax" or "Taxes" means any United States federal, state, local or foreign tax, levy, imposition, deduction, charge, withholding, premium, custom, duty or other governmental fee or assessment or charge of any kind whatsoever including (without limitation) net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, goods and services, ad valorem, value added, real estate, transfer, franchise, profits, license, withholding on amounts paid to or by the Surviving Corporation, IPL, Video or any of their respective Subsidiaries, payroll, employment, excise, severance, stamp, capital stock, occupation, property, environmental or windfall profit tax, or customs duty, together with any interest, penalty, addition to tax or additional amount, whether disputed or not, imposed by any governmental agency or authority (a "Taxing Authority") responsible for the imposition of any such tax on the Surviving Corporation, IPL, Video or any of their respective Subsidiaries.

     "Tax Lien" or "Tax Liens" means any mortgage, pledge, lien, encumbrance, charge, or other security interest for Taxes (other than a lien for current Taxes not yet due and payable).

     "Tax Return" or "Tax Returns" means any United States federal, state, local and/or foreign return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     "Tax Sharing Agreements" means all Tax sharing or similar agreements or arrangements (whether or not written) binding IPL, Video or any of the respective Subsidiaries.

     "The Knowledge Of" has the meaning set forth in Section 11.2.

     "Video" has the meaning set forth in preamble.

     "Videotape" means Videotape Distributors, Inc., a New Jersey corporation.

     "Video Benefit Plans" has the meaning set forth in Section 4.9(a).

     "Video Common Stock" means the common stock, without par value, of Video.

     "Video Contracts" has the meaning set forth in Section 4.15.

     "Video Disclosure Schedule" has the meaning set forth in the first paragraph of Article IV.

     "Video Dub" means Video Dub, Inc., a New Jersey corporation.

     "Video Entities" or "Video Entity" means and includes and is deemed to refer, individually and collectively, to Video and all past and current Subsidiaries of Video.

     "Video ERISA Affiliate" has the meaning set forth in Section 4.9(f).

     "Video Financial Statements" has the meaning set forth in Section 4.4(a).

     "Video Insurance" has the meaning set forth in Section 4.12.

     "Video Lease" has the meaning set forth in Section 4.13(a).

     "Video Leased Property" has the meaning set forth in Section 4.13(a).

     "Video Permit" has the meaning set forth in Section 4.11.

     "Video Personal Property" has the meaning set forth in Section 4.22.

     "Video Real Estate" has the meaning set forth in Section 4.13.

     "Video Real Property" has the meaning set forth in Section 4.13.

     "Video 7.1 Obligation" means the obligations of Video and its Stockholders under Section 7.1(b) hereof.

     "Video Threshold Amount" has the meaning set forth in Section 10.2(b).

     "Violation" has the meaning set forth in Section 3.3(b)

     "Voting Debt" has the meaning set forth in Section 3.2(c).

     IN WITNESS WHEREOF, IPL and Video have caused this Agreement and Plan of Merger to be executed by the respective officers hereunto duly authorized and the Stockholders have hereunto set their hands as of the date first above written.

                                          INTERNATIONAL POST LIMITED

                                          By: /s/ MARTIN IRWIN

                                            ------------------------------------
                                              Title: President and
                                                 Chief Executive Officer

                                          VIDEO SERVICES CORPORATION

                                          By: /s/ LOUIS H. SIRACUSANO

                                            ------------------------------------
                                              Title: Chairman and
                                                 Chief Executive Officer

                                          /s/ LOUIS H. SIRACUSANO

                                          --------------------------------------

                                          /s/ ARNOLD P. FEROLITO

                                          --------------------------------------

                                          /s/ DONALD H. BUCK

                                          --------------------------------------

                                                                 EXHIBIT 7.16(A)

                             STOCK RESALE AGREEMENT

     THIS STOCK RESALE AGREEMENT (the "Agreement"), dated as of           ,
1997, is by and among International Post Limited, a Delaware corporation ("IPL"), Louis H. Siracusano ("Siracusano"), Donald H. Buck ("Buck") and Arnold
P. Ferolito ("Ferolito") (each, a "Stockholder" and collectively, the "Stockholders"). Any reference herein to any Stockholder shall be deemed to also include a reference to the heirs, estate and personal representatives of such Stockholder. Unless otherwise indicated herein: (i) each capitalized term used herein shall have the meaning attributed to it in the glossary set forth in
Section 23 hereof; and (ii) each capitalized term used herein but not defined herein shall have the meaning attributed to it in the Merger Agreement.

                              W I T N E S S E T H:

     WHEREAS IPL, the Stockholders, and Video Services Corporation, a New Jersey corporation ("Video"), are parties to an Agreement and Plan of Merger, dated as
of           , 1997 (the "Merger Agreement"), pursuant to which, inter alia,
Video shall be merged (the "Merger") with and into IPL and shares of Video Common Stock, shall be converted into the right to receive a number of shares of IPL Common Stock; and

     WHEREAS, IPL and each of the Stockholders desire to make certain representations, covenants and agreements in connection with the shares of IPL Common Stock to be received by the Stockholders pursuant to the Merger (the "Shares").

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1. General Restriction on Transfers of Common Stock. No Stockholder shall, prior to the expiration of six (6) months after the Effective Time, Transfer any Shares except in accordance with the terms and provisions of this Agreement. The provisions set forth in Sections 2 through 8 hereof: (i) represent independent rights of the Stockholders to engage in a Transfer of Shares and the fact that any such Transfer cannot be completed pursuant to one such provision shall not be deemed to limit or restrict any Transfer so long as the same may be completed in compliance with the terms of another provision of this Agreement; and (ii) represent exceptions to the general six (6) month restriction and shall have no further application after the expiration of such six (6) month period. Any purported Transfer in violation of this Agreement shall be null and void and of no force and effect and the purported transferees shall have no rights or privileges in or with respect to the Shares purported to have been so transferred. IPL shall refuse to recognize any such Transfer and shall not reflect on its records any change in record ownership of such Shares purported to have been so transferred.

     The terms and provisions of this Agreement shall be applicable to all of the Shares now or hereafter owned by any Stockholder and by any Permitted Transferee.

     2. Losses Escrow Agreement. The Stockholders shall deposit the Deposited Shares in accordance with the Losses Escrow Agreement and may, from time to time, engage in substitution of and for, Shares, in accordance with the terms thereof.

     3. Management Options. The Stockholders may grant to any or all of the employees of or consultants to, Video or IPL or their respective subsidiaries immediately prior to the Merger, options (the "Management Options") to purchase up to 721,529 Shares (including the grants contemplated in Section 4 below). and may sell the Shares underlying the Management Options to the holders of the Management Options upon the exercise thereof; provided, however, that any such grant shall be and may be, made in accordance with Section 7.7 of the Merger Agreement or pursuant to Section 4 below.

     4.  New Options.  The Stockholders shall grant New Options to Mr. Terrence
A. Elkes and Mr. Kenneth F. Gorman and may sell the Shares underlying the New Options to such individuals upon their exercise of the New Options.

     5. Permitted Transfers. Each of the Stockholders may Transfer any or all of its Shares to any Permitted Transferee, provided that such Permitted Transferee agrees in writing to be bound by the provisions set forth in this Agreement.

     6. Tax Sales by Siracusano. Siracusano may sell Shares as required in order to discharge (after taking into account applicable transaction costs) up to $300,000 of any obligation for Taxes resulting from the Merger or any transaction contemplated pursuant to the Merger Agreement including, without limitation, the Spin-Off Transaction, the Contribution Agreement, and related transactions (and any additional sales as may be required to discharge any tax liability arising from such sales and additional sales) as follows: (A) in a public or private sale; (B) pursuant to Rule 144 of the Securities Act of 1933, as amended; (C) pursuant to the Registration Statement; or (D) pursuant to the Registration Rights Agreement in accordance with the terms thereof.

     7. Permitted Sale. The Stockholders may sell Shares to the extent that such sale does not reduce the collective ownership of Shares by the Stockholders and their Permitted Transferees below 50.1% of the outstanding number of shares of IPL Common Stock at the time of such sale.

     8. Other Sales. Each of the Stockholders may sell any or all of his Shares in a transaction provided that each such sale is in compliance with the provisions of the Tag-Along Rights Agreement.

     9. Restrictive Stock Legend. IPL will cause each certificate of any Stockholder evidencing the Shares outstanding during the period the restriction set forth in Section 1 is in effect to bear a legend in the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, EXCHANGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS
     AND CONDITIONS OF AN AGREEMENT DATED           , AS IT MAY BE AMENDED,
     AMONG INTERNATIONAL POST LIMITED, LOUIS H. SIRACUSANO, DONALD H. BUCK AND ARNOLD P. FEROLITO, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE
     OFFICES OF           .

Upon the expiration of the period during which the provisions of Section 1 are in effect or in the event that the Shares otherwise cease to be subject to the restrictions on transfer set forth in this Agreement, IPL shall, upon the written request of the Stockholder, issue to the Stockholder a new certificate evidencing such shares without the legend required by this Section 9. Shares transferred in accordance with Sections 3, 4, 6, 7 and 8 hereof shall be issued without such legend.

     10. Arbitration. Disputes that arise under this Agreement will be resolved as follows:

          (i) except as set forth in the penultimate paragraph of this Section 10, no party shall bring a civil action arising under or with respect to this Agreement;

          (ii) at any time any party may demand arbitration of any dispute, arising under or with respect to this Agreement by delivering written notice thereof to: (x) the parties hereto; and (y) an office of JAMS/Endispute located in New York City (or, if none, then the office of JAMS/Endispute located closest to New York City); and

          (iii) any such arbitration shall be conducted in New York City according to JAMS/Endispute's Arbitration Rules then in effect applicable to disputes of the types submitted to arbitration and the results of such arbitration shall be final and binding on the parties.

In the event that JAMS/Endispute is not available to provide such arbitration services with respect to any such dispute, then that dispute shall be resolved by final, binding arbitration in New York City by three arbitrators pursuant to the rules then prevailing of the American Arbitration Association applicable to disputes of the type submitted to arbitration. Judgement on the award rendered by any of the above referenced arbitrators may be confirmed and entered in and by any court having jurisdiction.

     Notwithstanding the foregoing, each party specifically reserves the right to seek equitable remedies in a court of competent jurisdiction.

     11. Representations and Warranties of the Stockholders. Each Stockholder represents and warrants to IPL as follows: This Agreement has been duly executed and delivered by the Stockholder and constitutes the valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms.

     12. Notices, etc. All notices, requests, demands, waivers, consents, approvals or other communications to any party hereunder shall be in writing and shall be deemed to have been duly given if: (i) delivered personally to such party; or (ii) sent to such party by telegram or telecopy, with a copy sent on the same day via overnight delivery to the following addresses:

     If to IPL, to:

       International Post Limited
        545 Fifth Avenue
        New York, New York 10017
        Attention: Martin Irwin
       Fax#: (212) 986-1364

     If to Siracusano, to:

       Louis H. Siracusano
        13 Lexington Lane
       Montvale, New Jersey 07645

     If to Buck, to:

       Donald H. Buck
        2 Deerburn Court
       Florham Park, NJ 07932

     If to Ferolito, to:

       Arnold P. Ferolito
        c/o Video Services Corporation
        240 Pegasus Avenue
       Northvale, New Jersey 07647-1904

     All notices to IPL shall also be sent to:

       Shereff, Friedman, Hoffman & Goodman, LLP
        919 Third Avenue
        New York, New York 10022-9998
        Attention: Jeffry Hoffman
       Fax #: (212) 758-9526

     All notices to the Stockholders shall also be sent to:

       Gordon Altman Butowsky Weitzen Shalov & Wein
        114 West 47th Street
        New York, New York 10036-1510
        Attention: Keith Schaitkin
       Fax #: (212) 626-0799

or to such other address as the addressee may have specified in notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communications shall be deemed to have been given and received as of the date so delivered, telegraphed or telecopied.

     13. Amendments, Waivers, etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by each of the parties hereto.

     14. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns, including without limitation in the case of any corporate party hereto any corporate successor by merger or otherwise.

     15. Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. There are no representations, warranties or covenants by the parties hereto relating to such subject matter other than those expressly set forth in this Agreement. In the event of any conflict between the terms and provisions of this Agreement and the terms and provisions of the Merger Agreement, the terms and provisions of the Merger Agreement shall prevail.

     16. Severability. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith or not to take an action consistent herewith or required hereby, the validity, legality and enforceability of the remaining provisions and obligations contained or set forth herein shall not in any way be affected or impaired thereby.

     17. Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any right, power or remedy by such party.

     18. No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

     19. Third Party Beneficiaries. Except as expressly provided herein, this Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     20. Governing Law. This Agreement shall be governed by, and interpreted under, the laws of the State of New York applicable to contracts made and to be performed therein without regard to conflict of laws principles.

     21. Name, Captions, Gender. The name assigned this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

     22. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together constitute an instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

     23. Glossary. The following terms as used in this Agreement shall have the meanings indicated below:

     "Deposited Shares" has the meaning set forth in the Escrow Agreement.

     "Permitted Transferee" with respect to a Transfer by any individual Stockholder, means any immediate family member (including without limitation, any spouse or former spouse, child or trust for the benefit of such individuals) or Affiliate or entity beneficially owned by one or more such Persons.

     "Transfer" with respect to a share of IPL Common Stock, means the sale, assignment, transfer, pledge, hypothecation, gift or other disposition of such share, or the encumbrance or granting of any rights, options or interests whatsoever in or in respect of such share.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                          INTERNATIONAL POST LIMITED

                                          --------------------------------------
                                          Name:
                                          Title:

                                          STOCKHOLDERS:

                                          --------------------------------------
                                          Louis H. Siracusano

                                          --------------------------------------
                                          Arnold P. Ferolito

                                          --------------------------------------
                                          Donald H. Buck

                                                                 EXHIBIT 7.16(B)

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT, dated as of           , 1997, among
International Post Limited, a Delaware corporation (the "Company"), Louis H. Siracusano, Arnold P. Ferolito and Donald H. Buck.

     1.  Background.  The Company is a party to an Agreement and Plan of Merger,
dated as of June   , 1997 (the "Merger"), with Video Services Corporation, a New
Jersey corporation ("Video"), and the other parties to this Agreement relating to the merger of the Company and Video (the "Merger"). This Registration Rights Agreement shall become effective upon the effective time of the Merger (the "Effective Time"). Capitalized terms used herein shall have the meanings ascribed to them in Section 3 hereof.

     2.  Registration under Securities Act, etc.

     2.1  Registration on Request.

     (a) Request. Upon the written request of a Holder (the "Initiating Holder") requesting that the Company effect the registration under the Securities Act of all or part of such Holder's Registrable Securities and specifying the intended method or methods of disposition thereof, the Company will promptly, but in any event within twenty (20) days, give written notice of such requested registration to all other Holders and thereupon will use its best efforts to effect the registration under the Securities Act of:

          (i) the Registrable Securities which the Company has been so requested to register by the Initiating Holder, for disposition in accordance with the intended method or methods of disposition stated in such request, and

          (ii) all other Registrable Securities which the Company has been requested to register by the holders thereof by written request delivered to the Company within twenty (20) days after the giving of such written notice by the Company (which request shall specify the intended method or methods of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that (A) the Company shall not be required to effect any registration pursuant to this Section 2.1 prior to the date which is six (6) months after the Effective Time, (B) if the Company shall have previously effected a registration pursuant to this Section 2.1 or shall have previously effected a registration of which notice has been given to all Holders pursuant to Section 2.2 hereof, the Company shall not be required to effect a registration pursuant to this Section 2.1 until a period of six (6) months shall have elapsed from the effective date of the most recent such previous registration and (C) the Company shall not be required to effect any registration pursuant to this Section 2.1 on more than three (3) separate occasions.

     (b) Registration Statement Form. Each registration requested pursuant to this Section 2.1 shall be effected by the filing of a registration statement on Form S-1 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as presently constituted), unless the use of a different form has been agreed to in writing by Holders holding at least a majority (by number of shares) of the Registrable Securities as to which registration has been requested pursuant to this Section 2.1.

     (c) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this
Section 2.1.

     (d) Effective Registration Statement. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected (i) unless it has been declared effective by the Commission, and remains in effect for the period specified in Section 2.4(a)(ii) hereof, provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Holders shall be deemed to have been effected by the Company at the request of the Holders unless the Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason other than solely as a result of a misrepresentation or an omission by any Holder, or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by any Holder.

     (e) Registration Rights Exclusive. The Company will not register securities for sale for the account of any Person other than the Holders, and will not register any securities other than Registrable Securities, in any registration of Registrable Securities requested by one (1) or more Holders pursuant to this Section 2.1, unless permitted to do so by the written consent of such Holders representing at least a majority (by number of shares) of the Registrable Securities as to which registration has been requested by such Holders and except for any registration required to be made pursuant to any registration rights granted by the Company prior to the Effective Time (including, without limitation, pursuant to that certain Registration Rights Agreement among the Company, MTE Holdings, Inc., Video, Martin Irwin, Jeffrey J. Kaplan, Adrien Macaluso, Terrence A. Elkes and Kenneth F. Gorman). After the Effective Time, the Company will not grant to any Person the right to request a registration of securities not permitted by this subdivision (e) or not permitted by Section 2.5(a) hereof.

     2.2  Incidental Registration.

     (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its securities under the Securities Act, whether or not for sale for its own account, on a form and in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will each such time give prompt written notice to all Holders of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration, and upon the written request of any such Holder delivered to the Company within thirty (30) days after the giving of any such notice by the Company (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method or methods of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that:

          (i) if, at any time after giving such written notice of its intention to register any of its securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided in subdivision (b) of this Section 2.2), without prejudice, however, to the rights of the Holders to request that such registration be effected as a registration under Section 2.1 hereof;

          (ii) if (A) the registration so proposed by the Company involves an underwritten offering of the securities so being registered, for sale for the account of the Company and/or any Person to be distributed (on a firm commitment basis) by or through one (1) or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (B) the Registrable Securities so requested to be registered for sale for the account of Holders are not also to be included in such underwritten offering (either because the Company has not been requested so to include such Registrable Securities pursuant to Section 2.5(c) hereof or, if requested to do so, has been unable so to include such Registrable Securities after using its best efforts to do so as provided in Section 2.5(c) hereof) and (C) the managing underwriter of such underwritten offering shall advise the Company in writing that, in its opinion, the distribution of all or a specified portion of such Registrable Securities concurrently with the securities being distributed by such underwriters for the account of the Company and/or a Person will materially and adversely affect the distribution of such securities by such underwriters (such opinion to state the reasons therefor), then the Company will promptly furnish each such Holder with a copy of such opinion and may require, by written notice to each such Holder accompanying such opinion, that the distribution of all or a specified portion of such Registrable Securities be deferred (in case of a deferral as to a portion of such Registrable Securities, such portion to be allocated among such Holders in proportion to the respective numbers of shares of Registrable Securities so requested to be registered by such Holders) until the completion of the distribution of such securities by such underwriters, but in no event for a period of more than ninety (90) days after the effective date of such registration;

          (iii) in the event of a deferral as described in (ii) above, any Holder may assign its right to register the designated portion of its Registrable Securities to be incidentally included in any such registration to any other Holder; and

          (iv) the Company shall not be obligated to effect any registration of Registrable Securities under this Section 2.2 incidental to the registration by the Company of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans.

No registration of Registrable Securities effected under this Section 2.2 shall relieve the Company of its obligation to effect registrations of Registrable Securities upon the request of the Holders pursuant to Section 2.1 hereof.

     (b) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this
Section 2.2.

     2.3  Shelf Registration.

     (a) As soon as practicable after the Effective Time, the Company shall, upon the written request of any Holder, file (if eligible to do so), and use all reasonable efforts to cause to be declared effective, a "shelf" registration statement on Form S-3 pursuant to Rule 415 (or similar rule that may be adopted by the Commission) under the Securities Act for all of the Registrable Securities (the "Shelf Registration") held by that Holder. The Company agrees to use its best efforts to keep the Shelf Registration continuously effective until all of the Registrable Securities covered by the Shelf Registration are sold thereunder; provided, however, that the Company may terminate the Shelf Registration at any time for any reason, provided that the Company shall file (if eligible to do so), and use all reasonable efforts to cause to be declared effective a new Shelf Registration with respect to any remaining Registrable Securities which have not theretofore been sold under a prior Shelf Registration no later than four (4) months after any such termination. The Company further agrees to supplement or make amendments to the Shelf Registration(s), if required by the rules, regulations or instructions applicable to registration statements on Form S-3 or by the Securities Act.

     (b) Expenses. The Company will pay all Registration Expenses in connection with the Shelf Registration(s) effected pursuant to this Section 2.3.

     (c) Registration Rights Not Exclusive. The Company may register securities in the Shelf Registration(s) for sale for the account of Persons other than Holders.

     2.4 Registration Procedures. If, and whenever, the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1, 2.2, and 2.3 hereof, the Company will as expeditiously as possible:

          (a) (i) prepare and (in any event within sixty (60) days after the end of the period within which requests for registration may be delivered to the Company) file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

             (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the earlier of such time as all of such Registrable Securities and securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of six (6) months after such registration statement becomes effective; and

in each case will furnish to each such seller and each Requesting Holder at least five (5) business days prior to the filing thereof a copy of such registration statement and any amendment or supplement to such registration statement or prospectus and shall not file such registration statement or such amendment or supplement to which the holders of a majority of the Shares held by all such sellers or any Requesting Holder shall have reasonably objected on the grounds that such registration statement or such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

          (b) furnish to each seller of such Registrable Securities and each Requesting Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents, if any, incorporated by reference in such registration statement or prospectus, and such other documents as such seller or Requesting Holder may reasonably request;

          (c) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (c) be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

          (d) furnish to each seller of Registrable Securities and each Requesting Holder a signed counterpart, addressed to such seller and such holder, of (i) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), and (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters as such seller or such holder may reasonably request;

          (e) immediately notify each seller of Registrable Securities covered by such registration statement and each Requesting Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, or the entry of any stop order in respect thereof, and, at the request of any such seller or holder, prepare and furnish to such seller and holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, or, in the case of any stop order, take such action as is necessary to have such stop order withdrawn;

          (f) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (g) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

          (h) use its best efforts to list all Common Stock covered by such registration statement on each securities exchange on which any of the Common Stock is then listed or, if the Common Stock is not then listed on any national securities exchange, use its best efforts to have such Common Stock covered by such registration statement included on The Nasdaq Stock Market or, at the option of the Company, listed on a national securities exchange.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

     2.5  Underwritten Offerings.

     (a) Underwritten Offerings Exclusive. Whenever a registration requested by one (1) or more Holders pursuant to Section 2.1 hereof is for an underwritten offering, only shares of Registrable Securities which are to be distributed by the underwriters designated by such Holders may be included in such registration, unless such Holders shall have permitted other securities to be included in such registration and such underwritten offering as provided in
Section 2.1(e) hereof. If such Holders shall determine that the number of shares of Registrable Securities and any such other securities to be sold in any such underwritten offering should be limited due to market conditions or otherwise, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering (i) first, Registrable Securities requested to be included in such registration, pro rata among the Holders on the basis of the number of shares of such securities requested to be included by such Holders, and (ii) second, other securities of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such securities.

     (b) Underwriting Agreement. If requested by the underwriters for any underwritten offering of Registrable Securities on behalf of a Holder or Holders pursuant to a registration requested under Section 2.1 hereof, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities to the effect and to the extent provided in Section 2.8 hereof. The Holders on whose behalf Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Holders. Such Holders shall not be required by the Company to make any representations or warranties to or agreements with the Company or the underwriters other than reasonable representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method or methods of disposition and any other representation required by law.

     (c) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by
Section 2.2 hereof and such securities are to be distributed by or through one or more underwriters, the Company will use its best efforts, if requested by any

Holder who requests registration of Registrable Securities in connection therewith pursuant to Section 2.2 hereof, to arrange for such underwriters to include the Registrable Securities to be offered and sold by such Holder among the securities to be distributed by or through such underwriters, provided that, for purposes of this sentence, best efforts shall not require the Company or any other seller of the securities proposed to be distributed by or through such underwriters to reduce the amount or sale price of such securities proposed to be so distributed. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Holders, and the Company will cooperate with such Holders to the end that the conditions precedent to the obligations of such Holders under such underwriting agreement shall not include conditions that are not customary in underwriting agreements with respect to combined primary and secondary distributions and shall be otherwise satisfactory to such Holders. Such Holders shall not be required by the Company to make any representations or warranties to, or agreements with, the Company or the underwriters other than reasonable representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method or methods of distribution and any other representation required by law.

     (d) Selection of Underwriters. Whenever a registration requested pursuant to Section 2.1 or 2.3 hereof is for an underwritten offering, the holders of a majority of the Registrable Securities included in such registration shall have the right to select the managing underwriter to administer the offering subject to the approval of the Company, such approval not to be unreasonably withheld.

     (e) Holdback Agreements.

          (i) If any registration pursuant to Section 2.1 or 2.2 hereof shall be in connection with an underwritten public offering, each holder of Registrable Securities agrees by acquisition of such Registrable Securities, if so required by the managing underwriter, not to effect any public sale or distribution of Registrable Securities (other than as part of such underwritten public offering) within seven (7) days prior to the effective date of such registration statement or the earlier of ninety (90) days after the effective date of such registration statement and the date on which all securities under such registration statement are sold.

          (ii) The Company agrees (A) not to effect any public sale or distribution of any of its equity securities or securities convertible into or exchangeable or exercisable for any such securities during the seven (7) days prior to and the earlier of ninety (90) days after any underwritten registration pursuant to Section 2.1 or 2.2 hereof has become effective and the date on which all securities under such registration statement are sold, except as part of such underwritten registration and except pursuant to registrations on Form S-8 or any successor thereto, and (B) to use its best efforts to cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a public offering), to agree not to effect any such public sale or distribution of such securities during such period.

     2.6 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give the Holders on whose behalf such Registrable Securities are to be so registered and their underwriters, if any, each Requesting Holder, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     2.7 Rights of Requesting Holders. The Company will not file any registration statement under the Securities Act, unless it shall first have given to each Person which holds five percent (5%) or more of

Common Stock at the time outstanding at least thirty (30) days' prior written notice thereof, and, if so requested by any such Person within thirty (30) days after such notice, each such Person shall have the right, at any time when, in the sole and exclusive judgment of such Person, such Person is or might be deemed to be a controlling person of the Company within the meaning of the Securities Act (a "Requesting Holder") (a) to participate in the preparation and filing of each such registration statement to the extent provided in Section 2.6 hereof, (b) to receive the documents it is entitled to receive and to make the requests it is entitled to make under Section 2.3 hereof and (c) at the Company's expense, to retain counsel to assist such Requesting Holder in such participation, provided that if, at any time, such Requesting Holder shall be entitled and shall elect to retain counsel as aforesaid, the Company shall only be required to pay expenses in respect of one (1) counsel, such counsel to be selected by the Requesting Holder or Holders (other than the Company or any of its subsidiaries or affiliates) holding a majority or more of the Shares held at such time by all Requesting Holders. If any such registration statement refers to any Requesting Holder by name or otherwise as the holder of any securities of the Company, then such holder shall have the right (in addition to any other rights it may have under this Section 2.7) to require (x) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's debt or equity securities covered thereby and that such holder does not imply that such holder will assist in meeting any future financial requirements of the Company, or (y) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such holder.

     2.8  Indemnification.

     (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless (i) in the case of any registration statement filed pursuant to Section 2.1, 2.2 or 2.3 hereof, the seller of any Registrable Securities covered by such registration statement, its directors, officers, employees and agents, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, and (ii) in the case of any registration statement of the Company, any Requesting Holder, its directors, officers, employees and agents, and each other Person, if any, who controls such Requesting Holder within the meaning of the Securities Act (each such Person referred to in (i) or (ii), an "Indemnified Party"), against any losses, claims, damages, liabilities or expenses, joint or several, to which such Indemnified Party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, (y) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(z) any violation by the Company of the Securities Act, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Indemnified Party specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of any Registrable Securities by such Indemnified Party.

     (b) Contribution by the Company. If for any reason the foregoing indemnity is unavailable, then the Company shall contribute to the amount paid or payable by the Indemnified Party as a result of such losses, claims, damages, liabilities or expenses referred to in subdivision (a) above:

          (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other from the offering of such securities, or;

          (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (c) Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.4 hereof, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.8) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereof, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller. The Company may further require the prospective seller to agree to contribute to the amount paid or payable by an indemnified party in the event the foregoing indemnity is unavailable, in the same manner and to the same extent as set forth in subdivision (b) of this
Section 2.8.

     (d) Notice of Claims, etc. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.8, such Indemnified Party will, if a claim in respect thereof is to be made against an Indemnifying Party, give written notice to the latter of the commencement of such action, provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the preceding subdivisions of this Section 2.8 [except to the extent it may have been prejudiced by such failure]. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No Indemnifying Party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     (e) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 2.8 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of such Registrable Securities under any federal or state law or regulation of governmental authority other than the Securities Act.

     (f) Indemnification Payments.  The indemnification required by this Section
2.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     2.9 Adjustments Affecting Registrable Securities. The Company will not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in any registration of its securities contemplated by this Section 2 or the marketability of such Registrable Securities under any such registration.

     2.10 Restrictions. Notwithstanding anything contained herein to the contrary, in no event shall the Company be obligated to effect any registration of any Registrable Securities (a "New Registration") under this Agreement if such Registrable Securities are then covered by an effective registration statement (an "Existing Registration") unless the holder thereof agrees to relinquish the Existing Registration upon the effectiveness of the New Registration.

     3. Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

     Commission: The U.S. Securities and Exchange Commission and any successor federal agency having similar powers.

     Common Stock:  Common Stock, par value $.01 per share, of the Company.

     Company:  As defined in the introductory paragraph of this Agreement.

     Effective Time:  As defined in Section 1.

     Equitable Securities: Any Common Stock held by The Equitable Life Assurance Society of the United States and/or the Equitable Deal Flow Fund, L.P. and their successors and assigns which are entitled to "piggyback" registration rights pursuant to an agreement with the Company.

     Exchange Act: At any time, the Securities Exchange Act of 1934, as then in effect or any similar federal statute then in effect, and any reference to a particular Section of such Act shall include a reference to the comparable section, if any, of any such similar federal statute.

     Holders:  A holder of Registrable Securities.

     Indemnified Party:  As defined in Section 2.8(a).

     Initiating Holder:  As defined in Section 2.1(a).

     Merger:  As defined in Section 1.

     Person: An individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

     Registrable Securities: The Common Stock issued to Video's stockholders in the Merger or any Shares issued or issuable with respect thereto by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then enforced, or (iv) they shall have ceased to be outstanding.

     Registration Expenses: All expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of counsel (other than house counsel) retained by the holders of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions.

     Requesting Holder:  As defined in Section 2.7.

     Securities Act: The Securities Act of 1933, or any similar federal statute, as at the time in effect, and any reference to a particular section of such Act shall include a reference to the comparable section, if any, of any such similar federal statute.

     Shares:  Shares of Common Stock.

     Video:  As defined in Section 1.

     4. Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information), and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

     5. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holder or Holders of at least a majority or more of the Registrable Securities; provided, that no rights of any party or third-party beneficiary to this Agreement shall be negatively impacted without such party's written consent. Each Holder at the time shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

     6. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any Holder or Holders contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

     7. Notices. Notices and other communications under this Agreement shall be in writing and shall be effective if hand delivered or sent by (a) certified or registered United States mail, postage pre-paid, (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of delivery, or (c) telecopier (with answer back acknowledged), addressed to the addresses set forth on the signature page hereto or to such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided in this Section 7.

     8. Buyback Agreements. The Company agrees that it will not buy or enter into any agreement to buy Shares from any holder thereof, so long as there remain any Registrable Securities that are either not registered as provided in
Section 2.1 or Section 2.2 hereof or are subject to restrictions on resale under the Securities Act, unless participation in any such sale or agreement is offered to all Holders, provided that the number of Shares to be purchased from each such Holder shall be in proportion to the respective number of Shares held by each such Holder.

     9. Miscellaneous. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any holder or holders of Registrable Securities. This Agreement embodies the entire agreement and understanding between the Company and the other parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement shall be construed and enforced in accordance with and governed by the law of the State of New York. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                          INTERNATIONAL POST LIMITED

                                          By
                                          --------------------------------------
                                            Name:
                                            Title:

                                          Address:  545 Fifth Avenue
                                                New York, New York 10017
                                                Attention: Martin Irwin
                                                Telephone Number: (212) 687-4000

                                          --------------------------------------
                                          LOUIS H. SIRACUSANO

                                          Address:
                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------
                                          ARNOLD P. FEROLITO

                                          Address:
                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          DONALD H. BUCK

                                          Address:
                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                                                    EXHIBIT 7.20

                                VOTING AGREEMENT

     VOTING AGREEMENT, dated as of June   , 1997 (this "Agreement"), by and
among International Post Limited, a Delaware corporation ("IPL"), Video Services Corporation, a New Jersey corporation ("Video"), and the stockholders of IPL and/or Video who are signatories hereto (the "Stockholders").

                                R E C I T A L S:

     WHEREAS, IPL, Video and all of the stockholders of Video have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), relating to the merger (the "Merger") of IPL and Video;

     WHEREAS, Video and the Stockholders beneficially own in the aggregate 3,106,201 shares of the common stock, par value $.01 per share, of IPL (the "IPL Common Stock"), representing approximately 50% of the currently outstanding shares of IPL Common Stock; and

     WHEREAS, in order to induce each of IPL, Video and the stockholders of Video to enter into the Merger Agreement, the parties hereto have agreed to enter into this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Voting. Each of Video and the Stockholders agrees to vote all of his/its shares of IPL Common Stock for the approval of the Merger Agreement (in the form executed as of the date hereof, with such changes thereto as the parties hereto may agree prior to such changes), and the transactions contemplated therein (including the issuance of an aggregate of 7,011,349 shares of IPL Common Stock to Video's stockholders in exchange for their shares of Video's Common Stock, plus an additional 212,096 shares of IPL Common Stock which will replace an equal number of shares of IPL Common Stock owned by Video which will be cancelled upon the Merger, and amendments to IPL's Certificate of Incorporation changing its corporate name and increasing the number of authorized shares of IPL Common Stock), and of the 1997 Long Term Incentive Plan.

     2. Term. This Agreement shall terminate on October 15, 1997, or upon the earlier termination of the Merger Agreement in accordance with its terms.

     3.  Representations, Warranties and Covenants.

     (a) Each of Video and the Stockholders hereby, severally and not jointly, represents and warrants as follows:

          (i) Such stockholder is the beneficial owner of the shares of IPL Common Stock set forth on Schedule A hereto, free and clear of all liens, charges and encumbrances whatsoever.

          (ii) Such stockholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such stockholder. This Agreement has been duly executed and delivered by such stockholder and constitutes the legal, valid and binding obligation of such stockholder, enforceable against such stockholder in accordance with its terms, except as may be limited by bankruptcy, reorganization, moratorium, fraudulent conveyance and insolvency laws and by other laws affecting the rights of creditors generally and except as may be limited by the availability of equitable remedies.

          (iii) No consent, approval, order or authorization of any third party (including any federal, state or local governmental authority) is required by or with respect to such stockholder to validly execute and deliver this Agreement and to consummate the transactions contemplated hereby.

     (b) Each of Video and the Stockholders agrees that, until this Agreement has been terminated, such stockholder will not sell, transfer, assign or otherwise dispose of any of his/its shares of IPL Common Stock, unless the proposed transferee of such shares agrees to become a signatory to this Agreement.

     4. Registration Rights Agreement. The parties hereto agree and acknowledge that as a result of the acquisition by The Equitable Life Assurance Society of the United States and Equitable Deal Flow Fund, L.P. (collectively, "Equitable") of an aggregate of 2,562,105 shares of IPL Common Stock from MTE Holdings, Inc. ("Holdings"), Equitable is entitled to exercise, and shall be afforded, all of the rights and privileges granted to Holdings under that certain Registration Rights Agreement (the "Registration Rights Agreement") among IPL, Holdings, Video, Martin Irwin, Jeffrey J. Kaplan, Adrien Macaluso, Terrence A. Elkes and Kenneth F. Gorman with respect to such shares in Holdings' place and stead. The parties hereto further agree and acknowledge that, except as set forth herein, the Registration Rights Agreement shall remain in full force and effect.

     5. Tag-Along Rights Agreement. Each of the parties hereto agree and acknowledge that, simultaneously with the closing of the transactions contemplated by the Merger Agreement, it will execute and deliver the Tag-Along Rights Agreement, substantially in the form attached hereto as Exhibit A, with such changes thereto as the parties may agree.

     6. Further Assurances. Each party hereto shall perform such further acts and execute such further documents as may be required to carry out the provisions of this Agreement.

     7. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

     8. Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof or thereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which he/it is entitled at law or in equity, and the parties waive any requirement to post any bond as a condition to seeking or obtaining equitable relief.

     9. Notices. Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing (including facsimile or similar writing) and shall be deemed to have been duly given (a) on the date of service if personally served, (b) on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid, (c) on the next day after sending, if sent by overnight service, or (d) on the date sent if sent by facsimile, to the parties at the following addresses or facsimile numbers with a copy sent by mail as aforesaid on the same date (or at such other address or facsimile number for a party as shall be specified by like notice):

        If to IPL:

          International Post Limited
           545 Fifth Avenue
           New York, New York 10017
           Attention: President
           Telephone: (212) 986-6300
           Fax: (212) 986-1364

        if to Video:

          Video Services Corporation
           240 Pegasus Avenue
           Northvale, New Jersey 07647-1904
           Attention: President
           Telephone: (201) 767-1000
           Fax: (201) 784-9779

        If to any Stockholder, at his/its address set forth on the signature page hereto.

     10. Severability. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, in whole or in part, the validity of the remaining provisions shall not be affected and the remaining portion of any provision held to be invalid, illegal or unenforceable shall in no way be affected, prejudiced or disturbed thereby.

     11. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single agreement.

     12. Governing Law. This Agreement shall be construed in accordance with, and governed by, the internal laws of the State of New York, without giving effect to the principles of conflict of laws thereof. Any legal action, suit or proceeding arising out of or relating to this Agreement may be instituted in any state or federal court located within the County of New York, State of New York, and each party hereto agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such court or that such court is an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each party hereto further irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

                                          INTERNATIONAL POST LIMITED

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

                                          VIDEO SERVICES CORPORATION

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

                                          --------------------------------------
                                          TERRENCE A. ELKES

                                          Address:

                                               ---------------------------------

                                          --------------------------------------

                                          Telephone:

                                                --------------------------------
                                          Fax:

                                             -----------------------------------

                                          THE EQUITABLE LIFE ASSURANCE SOCIETY
                                          OF THE UNITED STATES

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

                                          Address:

                                               ---------------------------------

                                          --------------------------------------

                                          Telephone:

                                                --------------------------------
                                          Fax:

                                             -----------------------------------

                                          EQUITABLE DEAL FLOW FUND, L.P.

                                          By: Equitable Managed Assets, L.P.,
                                              as general partner

                                          By: The Equitable Life Assurance
                                            Society of the United States,
                                              as general
                                              partner

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

                                          Address:

                                               ---------------------------------

                                          --------------------------------------

                                          Telephone:

                                                --------------------------------
                                          Fax:

                                             -----------------------------------

                                          --------------------------------------
                                          LOUIS H. SIRACUSANO

                                          Address:

                                               ---------------------------------

                                          --------------------------------------

                                          Telephone:

                                                --------------------------------
                                          Fax:

                                             -----------------------------------

                                          --------------------------------------
                                          ARNOLD P. FEROLITO

                                          Address:

                                               ---------------------------------

                                          --------------------------------------

                                          Telephone:

                                                --------------------------------
                                          Fax:

                                             -----------------------------------

                                          --------------------------------------
                                          DONALD H. BUCK

                                          Address:

                                               ---------------------------------

                                          --------------------------------------

                                          Telephone:

                                                --------------------------------
                                          Fax:

                                             -----------------------------------

                                   SCHEDULE A

                                                                          NUMBER OF SHARES OF IPL
NAME                                                                           COMMON STOCK
------------------------------------------------------------------------  -----------------------
Video Services Corporation..............................................           212,096
Terrence A. Elkes(1)....................................................           516,012
The Equitable Life Assurance Society of the United States(2)............         2,562,105
Equitable Deal Flow Fund, L.P.(2).......................................         1,633,758
Louis H. Siracusano(3)..................................................             3,500
Arnold P. Ferolito(3)...................................................             1,000
Donald H. Buck(3).......................................................             1,000

---------------
(1) Includes (i) 10,000 shares of IPL Common Stock owned by Mr. Elkes' children, as to which Mr. Elkes disclaims beneficial ownership, (ii) five-year options to purchase 30,000 shares of IPL Common Stock granted by Video and (iii) six-year, non-qualified options to purchase 149,512 shares of IPL Common Stock granted by MTE Holdings, Inc. ("Holdings"). The Equitable Life Assurance Society of the United States ("Equitable Life") and Equitable Deal Flow Fund, L.P. have foreclosed upon Holdings' IPL Common Stock and will issue the shares of IPL Common Stock to Mr. Elkes pursuant to such options granted by Holdings.

(2) Equitable Life beneficially owns, in total, 2,562,105 shares of IPL Common Stock. Of these shares, Equitable Life is the holder of record of 928,347 shares, and beneficially owns indirectly 1,633,758 shares through its control of Equitable Deal Flow Fund, L.P., of whose general partner Equitable Life is the general partner.

(3) Each of Messrs. Siracusano, Ferolito and Buck is also deemed to beneficially own the 212,096 shares of IPL Common Stock owned by Video as a result of his relationship with Video.

                                                                    EXHIBIT 7.22

                           TAG-ALONG RIGHTS AGREEMENT

     THIS TAG-ALONG RIGHTS AGREEMENT (the "Agreement"), dated as of           ,
1997, is by and among Louis H. Siracusano ("LS"), Donald H. Buck and Arnold P. Ferolito (each, a "Stockholder" and collectively, the "Stockholders"), The Equitable Life Assurance Society of the United States, a New York insurance company ("ELAS"), Equitable Deal Flow Fund, L.P., a Delaware limited partnership ("EDFF") ("ELAS" and "EDFF" are collectively referred to herein as "Equitable"), Terrence A. Elkes ("Elkes") and Kenneth F. Gorman ("Gorman"). Any reference herein to any Stockholder, Elkes or Gorman shall be deemed to also include a reference to the heirs, estate and personal representatives of such Stockholder, Elkes or Gorman, as applicable. Unless otherwise indicated herein: (i) each capitalized term used herein shall have the meaning attributed to it in the glossary set forth in Section 13 hereof; and (ii) each capitalized term used herein but not defined herein shall have the meaning attributed to it in the Merger Agreement or the Stock Resale Agreement.

                              W I T N E S S E T H

     WHEREAS, pursuant to the merger of Video Services Corporation, a New Jersey corporation ("Video"), with and into International Post Limited, a Delaware corporation ("IPL") the Stockholders shall receive shares of the common stock of IPL ("Common Stock"); and

     WHEREAS, the Stockholders, Equitable, Elkes and Gorman wish to make certain agreements in connection with the sale of shares of Common Stock by such entities.

     NOW THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto, intending to be legally bound, do hereby agree as follows:

                                   ARTICLE I

                                 COVERED SALES

     1. Covered Sales. Subject to the exceptions set forth in Article III hereof, if any Covered Person individually, or in concert with any other Covered Person (each, a "Selling Stockholder"), at any time or from time to time, during the two (2) year period following the date hereof, in one transaction or in a series of related transactions, enters into or proposes to enter into, an agreement to sell any of its shares of Covered Common Stock to any Person as part of a Covered Sale then such Selling Stockholder shall give notice to each of the other Covered Persons (the "Tag-Along Stockholders") of the total number of shares that may be sold by Covered Persons in the Covered Sale (the "Total Shares") determined according to the procedure set forth in Section 3(a) of this
Article I (a "Tag-Along Sale"). Any Tag-Along Sale shall be on the same terms and conditions, and pursuant to agreements and documentations to be entered into by each participating person, mutatis mutandis, as the Covered Sale. Each Tag-Along Stockholder participating in such Tag-Along Sale shall bear its pro rata share of the aggregate expenses of the sellers in connection with the Covered Sale including, without limitation, the legal, accounting and investment banking fees and expenses associated with such Covered Sale.

     2. Covered Sale Notice. The Selling Stockholder or Selling Stockholders initiating a proposed Covered Sale shall promptly (and in no event later than thirty (30) days prior to the proposed consummation thereof) provide each Tag-Along Stockholder with written notice of any such sale (the "Covered Sale Notice"). Such Covered Sale Notice shall set forth: (i) the name and address of the proposed purchaser of the shares of Common Stock, or a general description of the type of investor proposed to acquire such Common Stock, included in the Covered Sale; (ii) the proposed amount and form of consideration to be paid for such shares and the terms and conditions of payment offered or to be paid by the proposed purchaser; (iii) the number of shares of Common Stock proposed to be sold by such Selling Stockholder and that the Tag-Along Stockholders are permitted to include in the Tag-Along Sale; and (iv) the place, time and date (or a reasonable estimate thereof) for the delivery of and payment for the shares to be sold.

     3. Tag-Along Sales. (a) Each Covered Person shall have the right to sell a portion of the Total Shares to be sold in the Covered Sale, equal to up to the number of shares of Common Stock derived by multiplying the Total Shares by a fraction, the denominator of which is the total number of shares of Covered Common Stock owned by all of the Covered Persons as of the date of the Covered Sale Notice and the numerator of which, with respect to each such person, is the number of shares of Covered Common Stock owned by the applicable Covered Person as of such date.

     (b) Within five (5) days after the date of the Covered Sale Notice, each Tag-Along Stockholder shall provide the other Tag-Along Stockholders and all Selling Stockholders with written notice of the number of Tag-Along Shares it proposes to sell (the "First Tag-Along Notice"). In the event that one or more Tag-Along Stockholders elect to sell fewer than the maximum amount of Tag-Along Shares which he is permitted to sell, then the other Covered Persons who have elected to sell the maximum amount of Tag-Along Shares that they are permitted to sell hereunder, shall have the right to sell the remaining shares, in amounts calculated by multiplying the total remaining number of such shares by a fraction, the denominator of which is the total number of shares of Covered Common Stock owned by the remaining Covered Persons as of the date of the Covered Sale Notice and the numerator of which, with respect to each such person, is the number of shares of Common Stock owned by the applicable Covered Person. Each Covered Person who elects to execute such right shall send written notice of the number of shares it proposes to sell (the "Second Tag-Along Notice") to the other Covered Persons within five (5) days after the date of the First Tag-Along Notice. To the extent that, following the completion of the processes set forth above, there are any remaining Tag-Along Shares which a Covered Person has not elected to sell, then the balance of such shares may be sold by the Selling Stockholder(s). In completing the calculations contemplated above, all shares shall be rounded to the next lowest whole share.

     4. Covered Sale Response. Within fifteen (15) days after the date of the Covered Sale Notice, each Tag-Along Stockholder shall sign and deliver to each Selling Stockholder, a response signed by such person (the "Covered Sale Response") which shall set forth the amount of shares, if any, to be included in the Covered Sale by such Tag-Along Stockholder as a result of the completion of the procedures set forth in Section 3 hereof.

     5. Delivery and Payment Procedures. At the place, time and date specified on the Covered Sale Notice (or in another notice providing not less than five
(5) days advance notice of such matters), the relevant Tag-Along Stockholder shall deliver certificates for such shares duly endorsed, or accompanied by written instruments of transfer duly executed by the relevant Tag-Along Stockholder. In the event that (i) the Covered Sale Response is not delivered to the Selling Stockholder within the time period set forth above; (ii) a Tag-Along Stockholder does not deliver certificates for shares on the date set forth on the Covered Sale Notice; or (iii) all of the Tag-Along Shares have not been offered for sale by the Tag-Along Stockholders, the Selling Stockholders shall have the right to sell their shares of Common Stock (or any portion thereof) in replacement thereof. If requested by a Selling Stockholder, each of ELAS, EDFF, Elkes and Gorman shall provide written confirmation of the satisfaction of the requirements of this Agreement and of the number of shares each party is entitled to include in any sale hereunder.

                                   ARTICLE II

                                    LS SALES

     1. LS Sales. Subject to the exceptions set forth in Article III hereof, if LS, at any time or from time to time, during the two (2) year period following the date hereof, in one transaction or in a series of related transactions, enters into or proposes to enter into, an agreement to sell any of his shares of Common Stock to any Person (an "LS Sale") then LS shall give notice to each of Equitable, Elkes and Gorman (the "LS Tag-Along Stockholders") of the total number of shares that may be sold in the LS Sale (the "LS Total Shares") determined according to the procedure set forth in Section 3(a) of this
Article II (an "LS Tag-Along Sale"). Any LS Tag-Along Sale shall be on the same terms and conditions, and pursuant to agreements and documentations to be entered into by each participating person, mutatis mutandis, as the LS Sale. Each LS Tag-Along Stockholder participating in such LS Tag-Along Sale shall bear its pro rata share of the aggregate expenses of the sellers in connection with the LS Sale including, without limitation, the legal, accounting and investment banking fees and expenses associated with such LS Sale.

     2.  LS Sale Notice.  LS shall promptly (and in no event later than thirty
(30) days prior to the proposed consummation thereof) provide each LS Tag-Along Stockholder with written notice of any such sale (the "LS Sale Notice"). Such LS Sale Notice shall set forth: (i) the name and address of the proposed purchaser of the shares of Common Stock, or a general description of the type of investor proposed to acquire such Common Stock, included in the LS Sale; (ii) the proposed amount and form of consideration to be paid for such shares and the terms and conditions of payment offered or to be paid by the proposed purchaser;
(iii) the number of shares of Common Stock proposed to be sold by LS and that the LS Tag-Along Stockholders are permitted to include in the LS Tag-Along Sale; and (iv) the place, time and date (or a reasonable estimate thereof) for the delivery of and payment for the shares to be sold.

     3. Tag-Along Sales. (a) Each of LS, Equitable, Elkes and Gorman shall have the right to sell a portion of the LS Total Shares to be sold in the LS Sale, equal to up to the number of shares of Common Stock derived by multiplying the LS Total Shares by a fraction, the denominator of which is the total number of shares of Covered Common Stock owned by all of LS, Equitable, Elkes and Gorman as of the date of the Covered Sale Notice and the numerator of which, with respect to each such person, is the number of shares of Covered Common Stock owned by each such applicable person as of such date.

     (b) Within five (5) days after the date of the LS Sale Notice, each LS Tag-Along Stockholder shall provide the other LS Tag-Along Stockholders and LS with written notice of the number of LS Tag-Along Shares it proposes to sell (the "First Tag-Along Notice"). In the event that one or more LS Tag-Along Stockholders elect to sell fewer than the maximum amount of LS Tag-Along Shares which he is permitted to sell, then the other persons (the "Electing Persons") who have elected to sell the maximum amount of LS Tag-Along Shares that they are permitted to sell hereunder, shall have the right to sell the remaining shares, in amounts calculated by multiplying the total remaining number of such shares by a fraction, the denominator of which is the total number of shares of Covered Common Stock owned by the Electing Persons as of the date of the LS Sale Notice and the numerator of which, with respect to each such person, is the number of shares of Common Stock owned by the applicable Electing Person. Each person who elects to execute such right shall send written notice of the number of shares it proposes to sell (the "Second Tag-Along Notice") to LS and the other LS Tag-Along Stockholders within five (5) days after the date of the First Tag-Along Notice. To the extent that, following the completion of the processes set forth above, there are any remaining LS Tag-Along Shares which LS Tag-Along Stockholders have not elected to sell, then the balance of such shares may be sold by LS. In completing the calculations contemplated above, all shares shall be rounded to the next lowest whole share.

     4. LS Sale Response. Within fifteen (15) days after the date of the LS Sale Notice, each LS Tag-Along Stockholder shall sign and deliver to LS, a response signed by such person (the "LS Covered Sale Response") which, with respect to each such person, shall set forth the amount of shares, if any, to be included in the LS Sale by such LS Tag-Along Stockholder as a result of the completion of the procedures set forth in Section 3 hereof.

     5. Delivery and Payment Procedures. At the place, time and date specified on the LS Sale Notice (or in another notice providing not less than five (5) days advance notice of such matters), the relevant LS Tag-Along Stockholder shall deliver certificates for such shares duly endorsed, or accompanied by written instruments of transfer duly executed by the relevant LS Tag-Along Stockholder. In the event that (i) the LS Sale Response is not delivered to LS within the time period set forth above; (ii) an LS Tag-Along Stockholder does not deliver certificates for shares on the date set forth on the LS Sale Notice; or (iii) all of the LS Tag-Along Shares have not been offered for sale by the LS Tag-Along Stockholders, LS shall have the right to sell their shares of Common Stock (or any portion thereof) in replacement thereof. If requested by LS, each of ELAS, EDFF, Elkes and Gorman shall provide written confirmation of the satisfaction of the requirements of this Agreement and of the number of shares each party is entitled to include in any sale hereunder.

                                  ARTICLE III

                           EXCEPTIONS AND TERMINATION

     1. Application of Tag-Along Provisions. The provisions of this Agreement shall only apply to bona fide sales to third parties in Covered Sales and LS Sales; provided, however, that such provisions shall not apply in any respect to the transfers permitted pursuant to Sections 2-6 of the Stock Resale Agreement all of which may be engaged in free of the provisions of this Agreement.

     2.  LS Sales.  The provisions of Article II shall not apply to any
Transfer: (i) relating to a Covered Sale; or (ii) involving less than an aggregate of 40,000 shares of Common Stock (appropriately adjusted for stock splits, dividends, combinations and similar events) in any 20 consecutive day period.

     3. Termination of Tag-Along Provisions. Following the disposition of any of the shares of Common Stock pursuant to this Agreement, the provisions of this Agreement shall not have any application to such shares of Common Stock.

                                   ARTICLE IV

                                 OTHER MATTERS

     1. Restrictive Stock Legend. Each Stockholder will request that IPL cause each certificate of any Stockholder evidencing the Shares outstanding during the period the restriction set forth in Section 1 is in effect to bear a legend in the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, EXCHANGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS
     AND CONDITIONS OF AN AGREEMENT DATED           , AS IT MAY BE AMENDED,
     AMONG THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, EQUITABLE DEAL FLOW FUND, L.P., TERRENCE A. ELKES, KENNETH F. GORMAN, LOUIS H. SIRACUSANO, DONALD H. BUCK AND ARNOLD P. FEROLITO, A COPY OF WHICH IS ON
     FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF            .

     2. Arbitration. Disputes that arise under this Agreement will be resolved as follows:

          (i) except as set forth in the penultimate paragraph of this Section 9, no party shall bring a civil action arising under or with respect to this Agreement;

          (ii) at any time any party may demand arbitration of any dispute, arising under or with respect to this Agreement by delivering written notice thereof to: (x) the parties hereto; and (y) an office of JAMS/Endispute located in New York City (or, if none, then the office of JAMS/Endispute located closest to New York City); and

          (iii) any such arbitration shall be conducted in New York City according to JAMS/Endispute's Arbitration Rules then in effect applicable to disputes of the types submitted to arbitration and the results of such arbitration shall be final and binding on the parties.

In the event that JAMS/Endispute is not available to provide such arbitration services with respect to any such dispute, then that dispute shall be resolved by final, binding arbitration in New York City by three arbitrators pursuant to the rules then prevailing of the American Arbitration Association applicable to disputes of the type submitted to arbitration. Judgement on the award rendered by any of the above referenced arbitrators may be confirmed and entered in and by any court having jurisdiction.

     Notwithstanding the foregoing, each party specifically reserves the right to seek equitable remedies in a court of competent jurisdiction.

     3. Notices, etc. All notices, requests, demands, waivers, consents, approvals or other communications to any party hereunder shall be in writing and shall be deemed to have been duly given if: (i) delivered personally to such party; or (ii) sent to such party by telegram or telecopy, with a copy sent on the same day via overnight delivery to the following addresses:

     If to Siracusano, to:

       Louis H. Siracusano
        13 Lexington Lane
        Montvale, New Jersey 07645

     If to Buck, to:

       Donald H. Buck
        2 Deerburn Court
        Florham Park, NJ 07932

     If to Ferolito, to:

       Arnold P. Ferolito
        c/o Video Services Corporation
        240 Pegasus Avenue
        Northvale, New Jersey 07647-1904

     If to Equitable, to:

       James Pendergast
        c/o Alliance Corporate Finance Group Incorporated
        1345 Avenue of the Americas
        41st Floor
        New York, New York 10105

     All notices to Equitable should also be sent to:

       Dan Taitz
        Friedman & Kaplan
        875 Third Avenue
        8th Floor
        New York, New York 10022

     If to Elkes, to:

       Terrence A. Elkes
        c/o Apollo Partners, LLC
        One Stamford Plaza
        Stamford, CT 06901

     If to Gorman, to:

       Kenneth F. Gorman
        c/o Apollo Partners, LLC
        One Stamford Plaza
        Stamford, CT 06901

     All notices to the Stockholders shall also be sent to:

       Gordon Altman Butowsky Weitzen Shalov & Wein
        114 West 47th Street
        New York, New York 10036-1510
        Attention: Keith Schaitkin
        Fax #: (212) 626-0799
or to such other address as the addressee may have specified in notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communications shall be deemed to have been given and received as of the date so delivered, telegraphed or telecopied.

     4. Amendments, Waivers, etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by each of the parties hereto.

     5. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and in the case of any corporate party hereto, any corporate successor by merger or reorganization.

     6. Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. There are no representations, warranties or covenants by the parties hereto relating to such subject matter other than those expressly set forth in this Agreement. In the event of any conflict between the terms and provisions of this Agreement and the terms and provisions of the Merger Agreement, the terms and provisions of this Merger Agreement shall prevail.

     7. Severability. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith or not to take an action consistent herewith or required hereby, the validity, legality and enforceability of the remaining provisions and obligations contained or set forth herein shall not in any way be affected or impaired thereby.

     8. Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any right, power or remedy by such party.

     9. No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

     10. Third Party Beneficiaries. Except as expressly provided herein, this Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     11. Governing Law. This Agreement shall be governed by, and interpreted under, the law laws of the State of New York applicable to contracts made and to be performed therein without regard to conflict of laws principles.

     12. Name, Captions, Gender. The name assigned this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

     13. Glossary. The following terms as used in this Agreement shall have the meanings indicated below:

     "Covered Common Stock" means Covered Equitable Common Stock and Covered Stockholder Common Stock.

     "Covered Equitable Common Stock" shall include: (i) all shares of IPL Common Stock owned by Equitable on the date hereof; and (ii) all shares of Common Stock that may be acquired by Elkes or Gorman, as the case may be, on the date hereof through the exercise of options or warrants owned by Elkes or Gorman, as the case may be, on the date hereof, granted by Equitable.

     "Covered Person" means any Stockholder, Equitable, Elkes and Gorman (and
(i) in the case of any Stockholder, Elkes or Gorman any Permitted Transferee thereof; and (ii) in the case of Equitable, any Affiliate thereof).

     "Covered Private Placement" means a private placement of securities through an underwriter or other placement agent, pursuant to which securities are sold by the applicable stockholder to such underwriter or placement agent which acquires title thereto for resale to an investor, all pursuant to an agreement pursuant to which such underwriter or placement agent makes a binding commitment to purchase all such shares.

     "Covered Public Offering" means an underwritten public offering for shares.

     "Covered Sale" means a Covered Private Placement or a Covered Public Offering.

     "Covered Stockholder Common Stock" means shares of Common Stock acquired pursuant to the merger.

     14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together constitute an instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

                                          INTERNATIONAL POST LIMITED

                                          --------------------------------------
                                          Name:
                                          Title:

                                          STOCKHOLDERS:

                                          --------------------------------------
                                          Louis H. Siracusano

                                          --------------------------------------
                                          Arnold P. Ferolito

                                          --------------------------------------
                                          Donald H. Buck

                                          THE EQUITABLE LIFE ASSURANCE
                                          SOCIETY OF THE UNITED STATES

                                          --------------------------------------
                                          Name:
                                          Title:

                                          EQUITABLE DEAL FLOW FUND, L.P.

                                          --------------------------------------
                                          Name:
                                          Title:

                                          --------------------------------------
                                          Terrence A. Elkes

                                          --------------------------------------
                                          Kenneth F. Gorman

                                                               EXHIBIT 8.1(C)(A)

                              EMPLOYMENT AGREEMENT

     AGREEMENT, dated as of ______________ __ , 1997, by and between Video Services Corporation, a Delaware corporation (formerly known as International Post Limited), with its principal office at 545 Fifth Avenue, New York, New York 10017 (the "Company"), and Louis H. Siracusano, with an address at 13 Lexington Lane, Montvale, New Jersey 07645 (the "Employee").

                                  INTRODUCTION

     The parties hereto desire to provide for the employment of the Employee with the Company. In order to accomplish such purpose, and in consideration of the terms, covenants and conditions hereinafter set forth, the parties hereby enter into this employment agreement.

                                   ARTICLE I

                            EMPLOYMENT; TERM; DUTIES

     1.01 Employment. Upon the terms and conditions hereinafter set forth, the Company hereby employs the Employee, and the Employee hereby accepts employment, as President and Chief Executive Officer of the Company.

     1.02 Term. Unless sooner terminated as provided in Article IV hereof, the Employee's employment hereunder shall be for a term commencing on the date hereof and ending on the later of (i) the close of business on the fourth anniversary of the date hereof; or (ii) the date which is twenty-four months after either party hereto gives written notice to the other that it desires to terminate this Agreement. The actual term of employment hereunder, giving effect to any early termination of employment under Article IV hereof, is referred to as the "Term".

     1.03 Duties. During the Term, the Employee shall perform such executive duties for the Company and for its subsidiaries, consistent with his position hereunder, as may be assigned to him from time to time by the Board of Directors of the Company. The Employee shall perform his duties hereunder on a full time basis; provided, however, that he shall not be prohibited from engaging in: (i) the activities specified on Schedule B hereto; (ii) volunteer or charitable activities; or (iii) management or ownership of passive investments so long as they do not interfere with the foregoing obligations.

     1.04 Exclusive Agreement. The Employee represents and warrants to the Company that he is not a party to any agreement or arrangement, whether written or oral, in effect which would prevent the Employee from rendering service to the Company during the Term.

                                   ARTICLE II

                                  COMPENSATION

     2.01 Base Salary. For all services rendered by the Employee hereunder and all covenants and conditions undertaken by him pursuant to this Agreement, the Company shall pay the Employee an annual base salary ("Base Salary") during the Term or the Scheduled Term (as defined in Section 4.02), as the case may be, in equal bi-weekly installments, of $200,000 per year. The Base Salary payable to the Employee hereunder shall be reviewed annually, and may be increased but not decreased, by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"). In the event of any such increase, the salary so determined shall thereafter constitute the Base Salary. In addition, the Compensation Committee shall consider, on an annual basis, the payment of a discretionary bonus by the Company to the Employee, in addition to the Incentive Compensation referred to in Section 2.02 hereof.

     If the first or last month of the Term or the Scheduled Term, as the case may be, is not a full calendar month, then any calculation of Base Salary for such period shall be prorated for the number of days employed in such months.

     2.02 Incentive Compensation. The parties agree to the following incentive compensation arrangements ("Incentive Compensation") which shall apply during the Term.

     (A) Annual Bonus. For each fiscal year (or portion thereof) during the Term, the Employee shall be eligible to receive an annual bonus (the "Annual Bonus"), payable by the Company, of up to 40% of the Base Salary for such period (such bonus to be calculated as contemplated in the following table), 50% of which will be based upon achievement of certain Cash Flow (as defined herein) and 50% of which will be based upon the achievement of certain Net Income (as defined herein) (such criteria being hereinafter collectively referred to as the "Annual Targets"). The Annual Targets shall be agreed upon not less than 45 days prior to the beginning of each fiscal year, by the Employee and the Compensation Committee provided, however, that the Annual Targets for the period ending July 31, 1998, will be agreed upon within 45 days following the date hereof. The parties acknowledge that it is their intention that the Annual Targets shall be set at levels that are reasonably achievable. In the event that the Company does not achieve an Annual Target in any period during the Term, the Compensation Committee may (but shall have no obligation to) award the Employee a bonus with respect to such period and, if the Compensation Committee does so, such bonus shall be in such amount as the Compensation Committee, in its sole, absolute and unrestricted discretion, shall determine.

     The Annual Bonus payable hereunder shall be payable in a single installment within 30 days following the date (the "Delivery Date") of delivery to the Board of Directors of the Company's audited financial statements for the period to which such Annual Bonus relates.

     Upon achievement of the percentage of any Annual Target specified below, the Employee shall be entitled to receive as an Annual Bonus an amount equal to the percentage, specified below, of his Base Salary (an aggregate of 40% of Base Salary if both such Targets are fully achieved at the Maximum Annual Percentage):

                                  % OF ANNUAL                         % OF BASE PAY
                                TARGET ACHIEVED                        TO BE PAID
            --------------------------------------------------------  -------------
            Less than 90%...........................................        -0-
            90 to 94.9..............................................         5
            94.9+ to 99.9...........................................        10
            99.9+ to 109.9..........................................        15
            over 109.9 (the "Maximum Annual Percentage")............        20

     (B) Long-Term Bonus. For the period (the "Period") beginning on August 1, 1997 and ending on July 31, 2001, the Employee shall be eligible to receive a long-term bonus (the "Long-Term Bonus") payable by the Company, of up to 100% of the aggregate of his entire Base Salary during the initial four (4) year Term of this Agreement (the "Cumulative Base Salary") (such bonus to be calculated as contemplated in the following table), 75% of which will be based upon the achievement of certain cumulative Net Income for the Period and 25% of which will be based upon the achievement of certain cumulative Cash Flow for the Period (such criteria being hereinafter collectively referred to as the "Long-Term Targets"). The Long-Term Targets shall be agreed upon not less than 90 days following the date hereof. The parties acknowledge that it is their intention that the Long-Term Targets shall be set at levels that are reasonably achievable. In the event that the Company does not achieve a Long-Term Target during the Period, the Compensation Committee may (but shall have no obligation to) award the Employee a bonus with respect to such period and, if the Compensation Committee does so, such bonus shall be in such amount as the Compensation Committee, in its sole, absolute and unrestricted discretion, shall determine.

     The Long-Term Bonus payable hereunder shall be payable in a single installment within 30 days following the Delivery Date of the Company's audited financial statements for the period ended July 31, 2001.

     Any Long-Term Bonus otherwise payable hereunder shall be reduced by amounts previously paid as Annual Bonus hereunder.

     Upon the achievement of the percentage of any Long-Term Target specified below during the Period, the Employee shall be entitled to receive a Long-Term Bonus equal to the percentage specified below, of his Cumulative Base Salary (an aggregate of 100% of Cumulative Base Salary if both such Long-Term Targets are fully achieved at the Maximum Long-Term Percentage):

                               % OF LONG-TERM                       % OF CUMULATIVE
                             TARGET CUMULATIVE                    BASE SALARY FOR THE
                            NET INCOME ACHIEVED                    PERIOD TO BE PAID
            ----------------------------------------------------  -------------------
            Less than 90%.......................................            0%
            90+ to 99.9.........................................          37.5
            99.9+ to 109.9......................................         56.25
            over 109.9 (the "Maximum Long-Term Percentage").....            75

                               % OF LONG-TERM                       % OF CUMULATIVE
                             TARGET CUMULATIVE                    BASE SALARY FOR THE
                             CASH FLOW ACHIEVED                    PERIOD TO BE PAID
            ----------------------------------------------------  -------------------
            Less than 90%.......................................            0%
            90+ to 99.9.........................................          12.5
            99.9+ to 109.9......................................         18.75
            over 109.9 (the "Maximum Long-Term Percentage").....            25

     (C) Adjustments. If the Company should engage in any acquisition, disposition or other extraordinary transaction during the Term, the applicable Targets and Long-Term Targets shall be appropriately and equitably adjusted, such adjustments to be reflected in a writing signed by the Employee and the Company prior to the occurrence of such event.

     (D) Definitions. The following terms shall have the meanings set forth below:

          "Cash Flow" shall mean, with respect to any period, the sum of

             (i) the Company's consolidated Net Income, plus;

             (ii) the Company's consolidated depreciation, amortization and other non-cash charges for such period or periods, plus;

             (iii) any taxes accrued but not paid by the Company for or in respect of such period to the extent included in the calculation of Net Income, plus;

             (iv) decreases in working capital for the Company for such period or periods, less;

             (v) the Company's or its subsidiaries' Capital Expenditures for such period or periods (but only to the extent of scheduled payments maturing and required to be paid during the applicable period), less;

             (vi) increases in consolidated working capital for the Company during such period, and less;

             (vii) repayments by the Company or its subsidiaries of principal under all Indebtedness (but only to the extent of scheduled payments required to be made during the applicable period), all as determined in accordance with generally accepted accounting principles ("GAAP").

          "Capital Expenditures" shall mean all payments for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and which are required to be capitalized under GAAP, including, without limitation, payments under capital leases.

          "Indebtedness" shall mean indebtedness of the Company or its subsidiaries for borrowed money.

          "Net Income" shall mean, for any period, an amount equal to the net income of the Company and its subsidiaries determined on a consolidated basis in accordance with GAAP for such period.

     2.03 Deductions. The Company shall deduct from the compensation described in Sections 2.01 and 2.02 any Federal, state or city withholding taxes, social security contributions and any other amounts which may be required to be deducted or withheld by the Company pursuant to any Federal, state or city laws, rules or regulations.

     2.04 Disability Adjustments. Any compensation otherwise payable to the Employee pursuant to Section 2.01 in respect of any period during which the Employee is disabled (as contemplated in Section 4.03) shall be reduced by any amounts paid to the Employee for loss of earnings or the like under any insurance plan or policy the premiums for which are paid for in their entirety by the Company.

                                  ARTICLE III

                               BENEFITS; EXPENSES

     3.01 Benefits. During the Term, the Employee shall be entitled to participate in and receive such benefits, services, equipment, compensation and incentive plans and group life, health, accident, disability and hospitalization insurance plans, pension plans and retirement plans as the Company may make available to its executive employees. In addition, the Employee shall be entitled to participate in, and the Company shall continue to maintain and pay for at its expense, upon the same terms, the life insurance policies specified on Schedule A attached hereto and the disability insurance policies currently provided to him by Video Services Corporation.

     3.02 Expenses. The Company agrees that the Employee is authorized to incur reasonable expenses in the performance of his duties hereunder, and upon presentation of a reasonably itemized account thereof, the Company shall promptly pay or reimburse the Employee for such reasonable expenses so incurred by the Employee.

     3.03 Vacations. During each full year of the Term, the Employee shall be entitled to four (4) weeks of paid vacation to be taken at times determined by the Employee which do not unreasonably interfere with the performance of his duties hereunder, provided, that any such vacation time not taken during any year shall be forfeited and that no single vacation shall exceed two (2) consecutive weeks.

     3.04 Domicile. During the Term, the Employee (except for reasonable business travel required by the Company) shall conduct his activities hereunder at a Company office located in the New York metropolitan area.

                                   ARTICLE IV

                         TERMINATION; DEATH; DISABILITY

     4.01 Termination of Employment With Cause. In addition to any other remedies available to it at law, in equity or as set forth in this Agreement, the Company shall have the right, upon written notice to the Employee, to immediately terminate his employment hereunder if the Employee (a) breaches in any material respect any material provision of this Agreement and such breach is not remedied within thirty (30) days after written notice thereof from the Board of Directors of the Company setting forth in reasonable detail the matters constituting such breach; or (b) willfully fails or refuses in any material respect to perform such duties as may be reasonably assigned to him, consistent with his title and general areas of responsibility, from time to time by the Board of Directors of the Company and fails to cure such failure or refusal within thirty (30) days after receipt of notice from the Board of Directors of the Company stating with specificity the nature of such failure or refusal; or
(c) has been convicted of a felony; or (d) has committed any act of fraud, misappropriation of funds or embezzlement in connection with his employment hereunder ((a) through (d) above to mean "Cause", and termination as a result of (a) through (d) above to mean "Termination With Cause"). The date of any termination of employment under this Section 4.01 or under Section 4.02, 4.03 or 4.04 is referred to herein as the "Termination Date". In the event of a Termination With Cause, the Company shall pay the Employee as follows:

          (a) within ten (10) days following the Termination Date, any accrued but unpaid Base Salary as of the Termination Date;

          (b) within ten (10) days following the Termination Date, the Employee's Base Salary on a daily basis (computed on a 365-day year) in effect on the Termination Date, multiplied by the number of accrued and unused vacation days at the Termination Date;

          (c) within ten (10) days following the Termination Date, any accrued but unpaid expenses incurred by the Employee as of the Termination Date in accordance with Section 3.02 hereof;

          (d) within ten (10) days following the Termination Date, any accrued and unpaid benefits to which the Employee may be entitled pursuant to
     Section 3.01 hereof;

          (e) within ten (10) days after the date of the Company's receipt of its year end financial statements for the year in which the Termination Date occurs, an amount equal to (x) the amount of Incentive Compensation, if any, that would have been payable to the Employee with respect to the fiscal year during which the Termination Date occurred had the Termination Date not occurred multiplied by (y) a fraction, the numerator of which is the number of days in such fiscal year which expired prior to the Termination Date and the denominator of which is 365;

          (f) within ten (10) days following the Termination Date, any other accrued and unpaid compensation payable to the Employee as of the Termination Date, the amount of which has already been calculated as of the Termination Date in accordance with the terms hereof; and

          (g) within ten (10) days following the date after the Termination Date as of which it is calculated in accordance with the terms hereof, any other accrued and unpaid compensation payable to the Employee as of the Termination Date.

     4.02 Termination of Employment Without Cause. Notwithstanding any provision to the contrary herein, the Company may at any time upon written notice to the Employee, in its sole and absolute discretion and for any or no reason, terminate the employment of the Employee hereunder without Cause; provided, that if such termination is not a Termination With Cause, the Company shall pay the Employee as follows:

          (a) within ten (10) days following the Termination Date, any accrued but unpaid Base Salary as of the Termination Date;

          (b) the Employee's Base Salary until the end of the Scheduled Term (as hereinafter defined) as and when such Base Salary would have been paid had the termination of employment not taken place;

          (c) the Employee's Incentive Compensation until the end of the Scheduled Term (if any would have been due and payable to him under Section 2.02), as and when such Incentive Compensation would have been paid had the termination of employment not taken place;

          (d) within ten (10) days following the Termination Date, a cash payment equal to the Employee's Base Salary on a daily basis (computed on a 365-day year) in effect on the Termination Date, multiplied by the number of accrued and unused vacation days at the Termination Date;

          (e) within ten (10) days following the Termination Date, any accrued but unpaid expenses incurred by the Employee as of the Termination Date in accordance with Section 3.02 hereof;

          (f) within ten (10) days following the Termination Date, any accrued and unpaid benefits to which the Employee may be entitled pursuant to
     Section 3.01 hereof;

          (g) within ten (10) days following the Termination Date, any other accrued and unpaid compensation payable to the Employee as of the Termination Date, the amount of which has already been calculated as of the Termination Date in accordance with the terms hereof; and

          (h) within ten (10) days following the date after the Termination Date as of which it is calculated in accordance with the terms hereof, any other accrued and unpaid compensation payable to the Employee as of the Termination Date.

     For purposes of this Agreement, "Scheduled Term" shall mean (x) if the employment of the Employee is terminated under any provision of Article IV (other than Section 4.01) prior to the close of business on the fourth anniversary of the date hereof, the period ending at the close of business on the fourth anniversary of the date hereof and (y) if the employment of the Employee is terminated under any provision of Article IV (other than Section 4.01) upon or after the close of business on the fourth anniversary of the date hereof, the period ending at the close of business on the date which is twenty-four (24) months after the date on which the employment of the Employee is so terminated.

     In the event that the Employee terminates his employment following an uncured material breach of this Agreement by the Company, then such termination by the Employee shall be deemed for all purposes (including, without limitation, the Plan) to be a termination by the Company of the employment of the Employee hereunder without Cause pursuant to this Section 4.02. The Company shall have thirty (30) days following written notice by the Employee to the Company of such breach, setting forth in reasonable detail the matters constituting such breach, to cure such breach.

     The Employee acknowledges that the payments referred to in Section 4.01 and this Section 4.02 constitute the only payments which the Employee shall be entitled to receive from the Company under this Agreement in the event of any termination of his employment pursuant to Section 4.01 and this Section 4.02, and that except for such payments the Company shall have no further liability or obligation to him under this Agreement.

     4.03 Death; Disability. The Employee's employment hereunder shall terminate upon his death or, at the election of the Company by written notice to the Employee, if the Employee becomes Disabled (as such term is hereinafter defined). In the event of a termination of the Employee's employment for death or Disability, the Company shall pay the Employee (or his legal representatives, as the case may be), as follows:

          (a) within ten (10) days following death or such notice, any accrued but unpaid Base Salary as of the Termination Date;

          (b) the Employee's Base Salary until the expiration of 12 months from the date of death or termination for Disability (the "Extension Period"), such Base Salary to be paid as and when such Base Salary would have been paid had the employment of the Employee continued through the Extension Period;

          (c) within ten (10) days after the next Financial Statement Receipt Date to occur, an amount equal to (x) the amount of Incentive Compensation, if any, that would have been payable to the Employee with respect to the fiscal year during which the Termination Date occurred had the Termination Date not occurred multiplied by (y) a fraction, the numerator of which is the number of days in such fiscal year which expired prior to the Termination Date and the denominator of which is 365;

          (d) within ten (10) days following the Termination Date, a cash payment equal to the Employee's Base Salary on a daily basis (computed on a 365-day year) in effect on the Termination Date, multiplied by the number of accrued and unused vacation days at the Termination Date;

          (e) within ten (10) days following the Termination Date, any accrued but unpaid expenses incurred by the Employee as of the Termination Date in accordance with Section 3.02 hereof;

          (f) within ten (10) days following the Termination Date, any accrued and unpaid benefits to which the Employee may be entitled pursuant to
     Section 3.01 hereof;

          (g) within ten (10) days following the Termination Date, any other accrued and unpaid compensation payable to the Employee as of the Termination Date, the amount of which has already been calculated as of the Termination Date in accordance with the terms hereof; and

          (h) within ten (10) days following the date after the Termination Date as of which it is calculated in accordance with the terms hereof, any other accrued and unpaid compensation payable to the Employee as of the Termination Date.

     For the purposes of this Agreement, the Employee shall be deemed to be "Disabled" or have a "Disability" if as a result of the occurrence of mental or physical disability during the Term he has been unable to perform his duties hereunder for three (3) consecutive months or ninety (90) days in any twelve
(12) consecutive month period, as determined in good faith by the Board of Directors of the Company.

     The Employee acknowledges that the payments referred to in this Section
4.03 constitute the only payments to which the Employee (or his legal representatives, as the case may be) shall be entitled to receive from the Company under this Agreement in the event of a termination of his employment for death or Disability, and that except for such payments the Company shall have no further liability or obligation to him (or his legal representatives, as the case may be) under this Agreement.

     4.04 Change of Control. The Employee may, at any time during the six (6) month period following a Change of Control (as defined in the International Post Limited 1993 Long Term Incentive Plan), by delivery of written notice to the Company, terminate his employment hereunder in the event that during such period the compensation, benefits, authority, responsibilities, privileges, duties and/or status or title of the Employee are materially diminished (individually or in the aggregate). Any such permitted termination by the Employee shall be deemed to constitute a termination without Cause by the Company under Section
4.02 hereof for all purposes.

                                   ARTICLE V

                  INVENTIONS; NON-DISCLOSURE; NON-COMPETITION

     5.01 Inventions. All processes, technologies and inventions (collectively, "Inventions"), including new contributions, improvements, discoveries, trademarks and trade names, conceived, developed, invented, made or found by the Employee, alone or with others, during his employment by the Company or within six months after the termination thereof, whether or not patentable and whether or not conceived, developed, invented, made or found on the Company's time or with the use of the Company's facilities or materials and which relate to the postproduction business, shall be the property of the Company and shall be promptly and fully disclosed by the Employee to the Company. The Employee shall perform all necessary acts (including, without limitation, executing and delivering any confirmatory assignments, documents or instruments requested by the Company) to vest title to any such Invention in the Company and to enable the Company, at its expense, to secure and maintain domestic and/or foreign patents or any other rights for such Inventions.

     5.02 Non-Disclosure. The Employee shall not, at any time during the Term or thereafter, directly or indirectly, disclose or furnish to any other person, firm or corporation except in the course of the proper performance of his duties hereunder (a) any information relating to any process, technique or procedure used by the Company; or (b) any information relating to the operations or financial status of the Company (including, without limitation, all financial data), which information is not specifically a matter of public record; or (c) any information of a confidential nature obtained as a result of his present or future relationship with the Company, which information is not specifically a matter of public record; or (d) the name, address or other information relating to any customer or supplier of the Company; or (e) any other trade secrets of the Company, except that the Employee shall not be liable under the terms of this Section 5.02 for disclosing or furnishing any of the foregoing which (1) are or become generally available to the public other than as a result of a disclosure in violation of this Agreement, or (2) are generally known in any industry in which the Company is or may become involved or (3) is required to be disclosed by the Employee pursuant to law or the order of a court of competent jurisdiction, or other legal process or authority, it being understood, however, that the Employee will provide the Company with prompt notice of the requirement for such disclosure as soon as practical after the Employee is notified thereof and prior to its disclosure thereof so as to enable the Company to challenge the order compelling such disclosure if the Company so desires. Promptly upon the expiration or termination of the Employee's employment hereunder for any reason, the Employee shall surrender to the Company all documents, drawings, work papers, lists, memoranda, records and other data (including all copies) constituting or pertaining in any way to any of the foregoing information.

     5.03 Non-Competition. The Employee agrees that during the Non-Competition Term (as hereinafter defined) he will not in any manner, directly or indirectly, except where specifically contemplated by the terms of his employment or this Employment Agreement, (a) be employed by, engaged in or participate in the ownership, management, operation or control of, or act in any advisory or other capacity for, any Competing Entity which conducts its business within the Territory (as the terms Competing Entity and Territory are hereinafter defined); provided, however, that notwithstanding the foregoing, the Employee may make solely passive investments in any Competing Entity the common stock of which is "publicly held" and of which the Employee shall not own or control, directly or indirectly, in the aggregate securities which constitute 5% or more of the voting rights or equity ownership of such Competing Entity; or (b) solicit or divert any business or any customer from the Company or assist any person, firm or corporation in doing so or attempting to do so; or (c) cause or seek to cause any person, firm or corporation to refrain from dealing or doing business with the Company or assist any person, firm or corporation in doing so; or (d) hire or seek to hire any person who at the time so hired, or within 12 months prior to such date, was an employee of the Company on the date hereof or during such Non-Competition Term or assist any person, firm or corporation in doing so or attempting to do so; provided, however, the foregoing shall not prohibit the Employee from engaging in the activities and investments set forth on Schedule B hereto both during and after the Term.

     For purposes of this Section 5.03, (i) the term "Non-Competition Term" shall mean (x) the Term of this Agreement plus two (2) years, in the event of a termination of employment pursuant to Section 4.01 and (y) the Scheduled Term (as long as the Company is in compliance with its obligations under Article IV), in the event of a termination of employment pursuant to any provision of Article IV other than Section 4.01; (ii) the term "Competing Entity" shall mean any entity which presently or hereafter during the Non-Competition Term engages in any business activity in which the Company or its successor is engaged during the Non-Competition Term; and (iii) the term "Territory" shall mean any greater metropolitan area in which the Company is engaged in business while the Employee is employed by the Company or within six months of the Termination Date.

     5.04 Breach of Provisions. In the event that the Employee shall breach any of the provisions of this Article V, or in the event that any such breach is threatened by the Employee, in addition to and without limiting or waiving any other remedies available to the Company at law or in equity, the Company shall be entitled to immediate injunctive relief in any court, domestic or foreign, having the capacity to grant such relief, to restrain any such breach or threatened breach and to enforce the provisions of this Article V. The Employee acknowledges and agrees that there is no adequate remedy at law for any such breach or threatened breach and, in the event that any action or proceeding is brought seeking injunctive relief, the Employee shall not use as a defense thereto that there is an adequate remedy at law.

     5.05 Reasonable Restrictions. The parties acknowledge that (a) the agreements in this Article V are essential to protect the business and goodwill of the Company, and (b) the foregoing restrictions are under all of the circumstances reasonable and necessary for the protection of the Company and its business.

     5.06 Definitions. For purposes of this Agreement, the term "Company" shall be deemed to include any subsidiary of the Company.

                                   ARTICLE VI

                                 MISCELLANEOUS

     6.01 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, distributees and successors; provided, that the rights and obligations of the Employee under this Agreement shall not be assignable by him.

     6.02 Notices. All notices and other communications hereunder and all legal process in regard hereto shall be validly given, made or served if in writing, when delivered personally (by courier service or otherwise), or when actually received when mailed by first-class certified or registered United States mail, postage-prepaid and return receipt requested, to the address of the party to receive such notice or other communication set forth below, or at such other address as any party hereto may from time to time advise the other party pursuant to this Section:

          If to the Company:

          Video Services Corporation
          545 Fifth Avenue
          New York, New York 10017

           Attention: Chairman of the Board of Directors

        If to the Employee:

          Louis H. Siracusano
          13 Lexington Lane
          Montvale, New Jersey 07645

     6.03 Severability. If any provision of this Agreement, or portion thereof, shall be held invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall attach only to such provision or portion thereof, and shall not in any manner affect or render invalid or unenforceable any other provision of this Agreement or portion thereof, and this Agreement shall be carried out as if any such invalid or unenforceable provision or portion thereof were not contained herein. In addition, any such invalid or unenforceable provision or portion thereof shall be deemed, without further action on the part of the parties hereto, modified, amended or limited to the extent necessary to render the same valid and enforceable.

     6.04 Waiver. No waiver by a party hereto of a breach or default hereunder by the other party shall be considered valid, unless in writing signed by such first party, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or any other nature.

     6.05 Entire Agreement. This Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof, and supersedes any and all prior agreements between the Company and the Employee, whether written or oral, relating to any or all matters covered by and contained or otherwise dealt with in this Agreement. No representation, warranty, undertaking or covenant is made by either party hereto except as provided herein and any representations, warranties, undertakings or covenants not set forth herein are specifically disclaimed. This Agreement does not constitute a commitment of the Company with regard to the Employee's employment, express or implied, other than to the extent expressly provided for herein.

     6.06 Amendment. No modification, change or amendment of this Agreement or any of its provisions shall be valid, unless in writing and signed by the party against whom such claimed modification, change or amendment is sought to be enforced.

     6.07 Authority. The parties each represent and warrant that they have the power, authority and right to enter into this Agreement and to carry out and perform the terms, covenants and conditions hereof.

     6.08 Titles. The titles of the Articles and Sections of this Agreement are inserted merely for convenience and ease of reference and shall not affect or modify the meaning of any of the terms, covenants or conditions of this Agreement.

     6.09 Applicable Law. This Agreement, and all of the rights and obligations of the parties in connection with the employment relationship established hereby, shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to principles relating to conflicts of law.

     6.10 Directors' and Officers' Liability Coverage. The Company will provide the Employee with appropriate directors and officers liability insurance coverage throughout the Term. The Employee shall be entitled to indemnification and advance of expenses by the Company to the fullest extent available under Delaware law.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          VIDEO SERVICES CORPORATION

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

                                          --------------------------------------
                                          Louis H. Siracusano

                                   SCHEDULE A

                            LIFE INSURANCE POLICIES

                                  POLICY NUMBER*                        ISSUE DATE
              ------------------------------------------------------    ----------
              5390709...............................................     10/18/75
              6099251...............................................     09/13/79
              6197003...............................................     04/01/80
              6256020...............................................     08/12/80
              6433902...............................................     07/27/81
              7216209...............................................     10/14/86
              8602222...............................................     11/12/90
              9754354...............................................     07/12/94

---------------

*All of the above life insurance policies are with Massachusetts Mutual Life
 Insurance Company.

                                   SCHEDULE B

     The direct or indirect ownership and disposition of investments in, and the exercise, as a stockholder, of the rights of a stockholder with respect to:
Cassette Dub, Inc., a New Jersey corporation, VSC Post Production, Inc., a New York corporation, Martin Audio/Video Corporation, a Delaware corporation, Nova Manufacturing, Inc., a New Jersey corporation, Video Dub, Inc., a New Jersey corporation, Videotape Distributors, Inc., a New Jersey corporation, VSC Communications, Inc., a New Jersey corporation and E-Magine, a New York limited liability company.

                                                               EXHIBIT 8.1(C)(B)

                              EMPLOYMENT AGREEMENT

     AGREEMENT, dated as of ________, 1997, by and between Video Services Corporation, a Delaware corporation (formerly known as International Post Limited), with its principal office at 545 Fifth Avenue, New York, New York 10017 (the "Company"), and Donald H. Buck with an address at 2 Deerburn Court, Florham Park, New Jersey 07932 (the "Employee").

                                  INTRODUCTION

     The parties hereto desire to provide for the employment of the Employee with the Company. In order to accomplish such purpose, and in consideration of the terms, covenants and conditions hereinafter set forth, the parties hereby enter into this employment agreement.

                                   ARTICLE I

                            EMPLOYMENT; TERM; DUTIES

     1.01 Employment. Upon the terms and conditions hereinafter set forth, the Company hereby employs the Employee, and the Employee hereby accepts employment, as Vice President of the Company.

     1.02 Term. Unless sooner terminated as provided in Article IV hereof, the Employee's employment hereunder shall be for a term commencing on the date hereof and ending on the later of (i) the close of business on the third anniversary of the date hereof and (ii) the date which is twelve months after either party hereto gives written notice to the other that it desires to terminate this Agreement. The actual term of employment hereunder, giving effect to any early termination of employment under Article IV hereof, is referred to as the "Term".

     1.03 Duties. During the Term, the Employee shall perform such executive duties for the Company and for its subsidiaries, consistent with his position hereunder, as may be assigned to him from time to time by the President or Chief Executive Officer of the Company. The Employee shall perform his duties hereunder on a full time basis, provided, however that he shall not be prohibited from engaging in: (i) the activities specified on Schedule B hereto;
(ii) volunteer or charitable activities; or (iii) management or ownership of passive investments, so long as they do not interfere with the foregoing obligations.

     1.04 Exclusive Agreement. The Employee represents and warrants to the Company that he is not a party to any agreement or arrangement, whether written or oral, in effect which would prevent the Employee from rendering service to the Company during the Term.

                                   ARTICLE II

                                  COMPENSATION

     2.01 Base Salary. For all services rendered by the Employee hereunder and all covenants and conditions undertaken by him pursuant to this Agreement, the Company shall pay the Employee an annual base salary ("Base Salary") during the Term or the Scheduled Term (as defined in Section 4.02), as the case may be, in equal bi-weekly installments, of $175,000 per year. The Base Salary payable to the Employee hereunder shall be reviewed annually, and may be increased but not decreased, by the Compensation Committee of the Board of Directors of the Company. In the event of any such increase, the salary so determined shall thereafter constitute the Base Salary. In addition, the Compensation Committee of the Board of Directors of the Company shall consider, on an annual basis, the payment of a discretionary bonus by the Company to the Employee in addition to the Incentive Compensation referred to in Section 2.02 hereof.

     If the first or last month of the Term or the Scheduled Term, as the case may be, is not a full calendar month, then any calculation of Base Salary for such period shall be prorated for the number of days employed in such months.

     2.02 Incentive Compensation. Promptly following the date hereof, the parties hereto shall negotiate and agree to a reasonable, equitable, incentive compensation arrangement ("Incentive Compensation") to apply during the Term.

     2.03 Deductions. The Company shall deduct from the compensation described in Sections 2.01 and 2.02 any Federal, state or city withholding taxes, social security contributions and any other amounts which may be required to be deducted or withheld by the Company pursuant to any Federal, state or city laws, rules or regulations.

     2.04 Disability Adjustments. Any compensation otherwise payable to the Employee pursuant to Section 2.01 in respect of any period during which the Employee is disabled (as contemplated in Section 4.03) shall be reduced by any amounts paid to the Employee for loss of earnings or the like under any insurance plan or policy the premiums for which are paid for in their entirety by the Company. In addition, the Employee shall be entitled to participate in, and the Company shall continue to maintain and pay for at its expense, upon the same terms, the life insurance policies specified on Schedule A attached hereto and the disability insurance policies currently provided to him by Video Services Corporation.

                                  ARTICLE III

                               BENEFITS; EXPENSES

     3.01 Benefits. During the Term, the Employee shall be entitled to participate in and receive such benefits, services, equipment, compensation and incentive plans and group life, health, accident, disability and hospitalization insurance plans, pension plans and retirement plans as the Company may make available to its executive employees.

     3.02 Expenses. The Company agrees that the Employee is authorized to incur reasonable expenses in the performance of his duties hereunder, and upon presentation of a reasonably itemized account thereof, the Company shall promptly pay or reimburse the Employee for such reasonable expenses so incurred by the Employee.

     3.03 Vacations. During each full year of the Term, the Employee shall be entitled to four (4) weeks of paid vacation to be taken at times determined by the Employee which do not unreasonably interfere with the performance of his duties hereunder, provided, that any such vacation time not taken during any year shall be forfeited and that no single vacation shall exceed two (2) consecutive weeks.

     3.04 Domicile. During the Term, the Employee (except for reasonable business travel required by the Company) shall conduct his activities hereunder at a Company office located in the New York metropolitan area.

                                   ARTICLE IV

                         TERMINATION; DEATH; DISABILITY

     4.01 Termination of Employment With Cause. In addition to any other remedies available to it at law, in equity or as set forth in this Agreement, the Company shall have the right, upon written notice to the Employee, to immediately terminate his employment hereunder if the Employee (a) breaches in any material respect any material provision of this Agreement and such breach is not remedied within thirty (30) days after written notice thereof from the Board of Directors of the Company setting forth in reasonable detail the matters constituting such breach; or (b) willfully fails or refuses in any material respect to perform such duties as may be reasonably assigned to him, consistent with his title and general area of responsibility, from time to time by the Board of Directors of the Company and fails to cure such failure or refusal within thirty (30) days after receipt of notice from the Board of Directors of the Company stating with specificity the nature of such failure or refusal; or
(c) has been convicted of a felony; or (d) has committed any act of fraud, misappropriation of funds or embezzlement in connection with his employment hereunder ((a) through (d) above to mean "Cause", and termination as a result of (a) through (d) above to mean "Termination

With Cause"). The date of any termination of employment under this Section 4.01 or under Section 4.02, 4.03 or 4.04 is referred to herein as the "Termination Date". In the event of a Termination With Cause, the Company shall pay the Employee as follows:

          (a) within ten (10) days following the Termination Date, any accrued but unpaid Base Salary as of the Termination Date;

          (b) within ten (10) days following the Termination Date, the Employee's Base Salary on a daily basis (computed on a 365-day year) in effect on the Termination Date, multiplied by the number of accrued and unused vacation days at the Termination Date;

          (c) within ten (10) days following the Termination Date, any accrued but unpaid expenses incurred by the Employee as of the Termination Date in accordance with Section 3.02 hereof;

          (d) within ten (10) days following the Termination Date, any accrued and unpaid benefits to which the Employee may be entitled pursuant to
     Section 3.01 hereof;

          (e) within ten (10) days after the date of the Company's receipt of its year end financial statements for the year in which the Termination Date occurs, an amount equal to (x) the amount of Incentive Compensation, if any, that would have been payable to the Employee with respect to the fiscal year during which the Termination Date occurred had the Termination Date not occurred multiplied by (y) a fraction, the numerator of which is the number of days in such fiscal year which expired prior to the Termination Date and the denominator of which is 365;

          (f) within ten (10) days following the Termination Date, any other accrued and unpaid compensation payable to the Employee as of the Termination Date, the amount of which has already been calculated as of the Termination Date in accordance with the terms hereof; and

          (g) within ten (10) days following the date after the Termination Date as of which it is calculated in accordance with the terms hereof, any other accrued and unpaid compensation payable to the Employee as of the Termination Date.

     4.02 Termination of Employment Without Cause. Notwithstanding any provision to the contrary herein, the Company may at any time upon written notice to the Employee, in its sole and absolute discretion and for any or no reason, terminate the employment of the Employee hereunder without Cause; provided, that if such termination is not a Termination With Cause, the Company shall pay the Employee as follows:

          (a) within ten (10) days following the Termination Date, any accrued but unpaid Base Salary as of the Termination Date;

          (b) the Employee's Base Salary until the end of the Scheduled Term (as hereinafter defined) as and when such Base Salary would have been paid had the termination of employment not taken place;

          (c) the Employee's Incentive Compensation until the end of the Scheduled Term (if any would have been due and payable to him under Section 2.02), as and when such Incentive Compensation would have been paid had the termination of employment not taken place;

          (d) within ten (10) days following the Termination Date, a cash payment equal to the Employee's Base Salary on a daily basis (computed on a 365-day year) in effect on the Termination Date, multiplied by the number of accrued and unused vacation days at the Termination Date;

          (e) within ten (10) days following the Termination Date, any accrued but unpaid expenses incurred by the Employee as of the Termination Date in accordance with Section 3.02 hereof;

          (f) within ten (10) days following the Termination Date, any accrued and unpaid benefits to which the Employee may be entitled pursuant to
     Section 3.01 hereof;

          (g) within ten (10) days following the Termination Date, any other accrued and unpaid compensation payable to the Employee as of the Termination Date, the amount of which has already been calculated as of the Termination Date in accordance with the terms hereof; and

          (h) within ten (10) days following the date after the Termination Date as of which it is calculated in accordance with the terms hereof, any other accrued and unpaid compensation payable to the Employee as of the Termination Date.

     For purposes of this Agreement, "Scheduled Term" shall mean (x) if the employment of the Employee is terminated under any provision of Article IV (other than Section 4.01) prior to the close of business on the third anniversary of the date hereof, the period ending at the close of business on the third anniversary of the date hereof and (y) if the employment of the Employee is terminated under any provision of Article IV (other than Section 4.01) on or after the close of business on the third anniversary of the date hereof, the period ending at the close of business on the date which is twelve months after the date on which the employment of the Employee is so terminated.

     In the event that the Employee terminates his employment following an uncured material breach of this Agreement by the Company, then such termination by the Employee shall be deemed for all purposes (including, without limitation, the Plan) to be a termination by the Company of the employment of the Employee hereunder without Cause pursuant to this Section 4.02. The Company shall have thirty (30) days following written notice by the Employee to the Company of such breach, setting forth in reasonable detail the matters constituting such breach, to cure such breach.

     The Employee acknowledges that the payments referred to in Section 4.01 and this Section 4.02 constitute the only payments which the Employee shall be entitled to receive from the Company under this Agreement in the event of any termination of his employment pursuant to Section 4.01 and this Section 4.02, and that except for such payments the Company shall have no further liability or obligation to him under this Agreement.

     4.03 Death; Disability. The Employee's employment hereunder shall terminate upon his death or, at the election of the Company by written notice to the Employee, if the Employee becomes Disabled (as such term is hereinafter defined). In the event of a termination of the Employee's employment for death or Disability, the Company shall pay the Employee (or his legal representatives, as the case may be), as follows:

          (a) within ten (10) days following death or such notice, any accrued but unpaid Base Salary as of the Termination Date;

          (b) the Employee's Base Salary until the expiration of 12 months from the date of death or termination for Disability (the "Extension Period"), such Base Salary to be paid as and when such Base Salary would have been paid had the employment of the Employee continued through the Extension Period;

          (c) within ten (10) days after the next Financial Statement Receipt Date to occur, an amount equal to (x) the amount of Incentive Compensation, if any, that would have been payable to the Employee with respect to the fiscal year during which the Termination Date occurred had the Termination Date not occurred multiplied by (y) a fraction, the numerator of which is the number of days in such fiscal year which expired prior to the Termination Date and the denominator of which is 365;

          (d) within ten (10) days following the Termination Date, a cash payment equal to the Employee's Base Salary on a daily basis (computed on a 365-day year) in effect on the Termination Date, multiplied by the number of accrued and unused vacation days at the Termination Date;

          (e) within ten (10) days following the Termination Date, any accrued but unpaid expenses incurred by the Employee as of the Termination Date in accordance with Section 3.02 hereof;

          (f) within ten (10) days following the Termination Date, any accrued and unpaid benefits to which the Employee may be entitled pursuant to
     Section 3.01 hereof;

          (g) within ten (10) days following the Termination Date, any other accrued and unpaid compensation payable to the Employee as of the Termination Date, the amount of which has already been calculated as of the Termination Date in accordance with the terms hereof; and

          (h) within ten (10) days following the date after the Termination Date as of which it is calculated in accordance with the terms hereof, any other accrued and unpaid compensation payable to the Employee as of the Termination Date.

     For the purposes of this Agreement, the Employee shall be deemed to be "Disabled" or have a "Disability" if as a result of the occurrence of mental or physical disability during the Term he has been unable to perform his duties hereunder for three (3) consecutive months or ninety (90) days in any twelve
(12) consecutive month period, as determined in good faith by the Board of Directors of the Company.

     The Employee acknowledges that the payments referred to in this Section
4.03 constitute the only payments to which the Employee (or his legal representatives, as the case may be) shall be entitled to receive from the Company under this Agreement in the event of a termination of his employment for death or Disability, and that except for such payments the Company shall have no further liability or obligation to him (or his legal representatives, as the case may be) under this Agreement.

     4.04 Change of Control. The Employee may, at any time during the six (6) month period following a Change of Control (as defined in the International Post Limited 1993 Long Term Incentive Plan), by delivery of written notice to the Company, terminate his employment hereunder in the event that during such period the compensation, benefits, authority, responsibilities, privileges, duties and/or status or title of the Employee are materially diminished (individually or in the aggregate). Any such permitted termination by the Employee shall be deemed to constitute a termination without Cause by the Company under Section
4.02 hereof for all purposes.

                                   ARTICLE V

                  INVENTIONS; NON-DISCLOSURE; NON-COMPETITION

     5.01 Inventions. All processes, technologies and inventions (collectively, "Inventions"), including new contributions, improvements, discoveries, trademarks and trade names, conceived, developed, invented, made or found by the Employee, alone or with others, during his employment by the Company or within six months after the termination thereof, whether or not patentable and whether or not conceived, developed, invented, made or found on the Company's time or with the use of the Company's facilities or materials and which relate to the post-production business, shall be the property of the Company and shall be promptly and fully disclosed by the Employee to the Company. The Employee shall perform all necessary acts (including, without limitation, executing and delivering any confirmatory assignments, documents or instruments requested by the Company) to vest title to any such Invention in the Company and to enable the Company, at its expense, to secure and maintain domestic and/or foreign patents or any other rights for such Inventions.

     5.02 Non-Disclosure. The Employee shall not, at any time during the Term or thereafter, directly or indirectly, disclose or furnish to any other person, firm or corporation except in the course of the proper performance of his duties hereunder (a) any information relating to any process, technique or procedure used by the Company: or (b) any information relating to the operations or financial status of the Company (including, without limitation, all financial data), which information is not specifically a matter of public record; or (c) any information of a confidential nature obtained as a result of his present or future relationship with the Company, which information is not specifically a matter of public record; or (d) the name, address or other information relating to any customer or supplier of the Company; or (e) any other trade secrets of the Company, except that the Employee shall not be liable under the terms of this Section 5.02 for disclosing or furnishing any of the foregoing which (1) are or become generally available to the public other than as a result of a disclosure in violation of this Agreement, or (2) are generally known in any industry in which the Company is or may become involved or (3) is required to be disclosed by the Employee pursuant to law or the order of a court of competent jurisdiction, or other legal process or authority, it being understood, however, that the Employee will provide the Company with prompt notice of the requirement for such disclosure as soon as practical after the Employee is notified thereof and prior to its disclosure thereof so as to enable the Company to challenge the order compelling such disclosure if the Company so desires. Promptly upon the expiration or termination of the Employee's employment hereunder for any reason, the Employee shall surrender to the Company all documents, drawings, work papers, lists, V memoranda, records and other data (including all copies) constituting or pertaining in any way to any of the foregoing information.

     5.03 Non-Competition. The Employee agrees that during the Non-Competition Term (as hereinafter defined) he will not in any manner, directly or indirectly, except where specifically contemplated by the terms of his employment or this Employment Agreement, (a) be employed by, engaged in or participate in the ownership, management, operation or control of, or act in any advisory or other capacity for, any Competing Entity which conducts its business within the Territory (as the terms Competing Entity and Territory are hereinafter defined); provided, however, that notwithstanding the foregoing, the Employee may make solely passive investments in any Competing Entity the common stock of which is "publicly held" and of which the Employee shall not own or control, directly or indirectly, in the aggregate securities which constitute 5% or more of the voting rights or equity ownership of such Competing Entity; or (b) solicit or divert any business or any customer from the Company or assist any person, firm or corporation in doing so or attempting to do so; or (c) cause or seek to cause any person, firm or corporation to refrain from dealing or doing business with the Company or assist any person, firm or corporation in doing so; or (d) hire or seek to hire any person who at the time so hired, or within 12 months prior to such date, was an employee of the Company on the date hereof or during such Non-Competition Term or assist any person, firm or corporation in doing so or attempting to do so; provided, however, that the foregoing shall not prohibit the Employee from engaging in the activities and investments set forth on Schedule B hereto both during and after the Term.

     For purposes of this Section 5.03, (i) the term "Non-Competition Term" shall mean (x) the Term of this Agreement plus two (2) years, in the event of a termination of employment pursuant to Section 4.01 and (y) the Scheduled Term (as long as the Company is in compliance with its obligations under Article IV), in the event of a termination of employment pursuant to any provision of Article IV other than Section 4.01; (ii) the term "Competing Entity" shall mean any entity which presently or hereafter during the Non-Competition Term engages in any business activity in which the Company or its successor is engaged during the Non-Competition Term; and (iii) the term "Territory" shall mean any greater metropolitan area in which the Company is engaged in business while the Employee is employed by the Company or within six months of the Termination Date.

     5.04 Breach of Provisions. In the event that the Employee shall breach any of the provisions of this Article V, or in the event that any such breach is threatened by the Employee, in addition to and without limiting or waiving any other remedies available to the Company at law or in equity, the Company shall be entitled to immediate injunctive relief in any court, domestic or foreign, having the capacity to grant such relief, to restrain any such breach or threatened breach and to enforce the provisions of this Article V. The Employee acknowledges and agrees that there is no adequate remedy at law for any such breach or threatened breach and, in the event that any action or proceeding is brought seeking injunctive relief, the Employee shall not use as a defense thereto that there is an adequate remedy at law.

     5.05 Reasonable Restrictions. The parties acknowledge that (a) the agreements in this Article V are essential to protect the business and goodwill of the Company, and (b) the foregoing restrictions are under all of the circumstances reasonable and necessary for the protection of the Company and its business.

     5.06 Definitions. For purposes of this Agreement, the term "Company" shall be deemed to include any subsidiary of the Company.

                                   ARTICLE VI

                                 MISCELLANEOUS

     6.01 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, distributees and successors; provided, that the rights and obligations of the Employee under this Agreement shall not be assignable by him.

     6.02 Notices. All notices and other communications hereunder and all legal process in regard hereto shall be validly given, made or served if in writing, when delivered personally (by courier service or otherwise), or when actually received when mailed by first-class certified or registered United States mail, postage-prepaid and return receipt requested, to the address of the party to receive such notice or other communication set forth below, or at such other address as any party hereto may from time to time advise the other party pursuant to this Section:

        If to the Company:

          Video Services Corporation
           545 Fifth Avenue
           New York, New York 10017

           Attention: Chairman of the Board of Directors

        If to the Employee:

          Donald H. Buck
           2 Deerburn Court
           Florham Park, New Jersey 07932

     6.03 Severability. If any provision of this Agreement, or portion thereof, shall be held invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall attach only to such provision or portion thereof, and shall not in any manner affect or render invalid or unenforceable any other provision of this Agreement or portion thereof, and this Agreement shall be carried out as if any such invalid or unenforceable provision or portion thereof were not contained herein. In addition, any such invalid or unenforceable provision or portion thereof shall be deemed, without further action on the part of the parties hereto, modified, amended or limited to the extent necessary to render the same valid and enforceable.

     6.04 Waiver. No waiver by a party hereto of a breach or default hereunder by the other party shall be considered valid, unless in writing signed by such first party, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or any other nature.

     6.05 Entire Agreement. This Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof, and supersedes any and all prior agreements between the Company and the Employee, whether written or oral, relating to any or all matters covered by and contained or otherwise dealt with in this Agreement. No representation, warranty, undertaking or covenant is made by either party hereto except as provided herein and any representations, warranties, undertakings or covenants not set forth herein are specifically disclaimed. This Agreement does not constitute a commitment of the Company with regard to the Employee's employment, express or implied, other than to the extent expressly provided for herein.

     6.06 Amendment. No modification, change or amendment of this Agreement or any of its provisions shall be valid, unless in writing and signed by the party against whom such claimed modification, change or amendment is sought to be enforced.

     6.07 Authority. The parties each represent and warrant that they have the power, authority and right to enter into this Agreement and to carry out and perform the terms, covenants and conditions hereof.

     6.08 Titles. The titles of the Articles and Sections of this Agreement are inserted merely for convenience and ease of reference and shall not affect or modify the meaning of any of the terms, covenants or conditions of this Agreement.

     6.09 Applicable Law. This Agreement, and all of the rights and obligations of the parties in connection with the employment relationship established hereby, shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to principles relating to conflicts of law.

     6.10 Directors' and Officers' Liability Coverage. The Company will provide the Employee with appropriate directors and officers liability insurance coverage throughout the Term. The Employee shall be entitled to indemnification and advance of expenses by the Company to the fullest extent available under Delaware law.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          VIDEO SERVICES CORPORATION

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

                                          --------------------------------------
                                          Donald H. Buck

                                   SCHEDULE A

                            LIFE INSURANCE POLICIES

                                  POLICY NUMBER*                        ISSUE DATE
              ------------------------------------------------------    ----------
                9741383.............................................       4/19/94
                6196938.............................................        4/1/80
                9756296.............................................       7/11/94

---------------

* All of the above life insurance policies are with Massachusetts Mutual Life Insurance Company.

                                   SCHEDULE B

     The direct or indirect ownership and disposition of investments in, and the exercise, as a stockholder, of the rights of a stockholder with respect to:
Cassette Dub, Inc., a New Jersey corporation, VSC Post Production, Inc., a New York corporation, Martin Audio/Video Corporation, a Delaware corporation, Nova Manufacturing, Inc., a New Jersey corporation, Video Dub, Inc., a New Jersey corporation, Videotape Distributors, Inc., a New Jersey corporation, VSC Communications, Inc., a New Jersey corporation and E-Magine, a New York limited liability company.

                                                                  EXHIBIT 8.1(k)

                            LOSSES ESCROW AGREEMENT

     LOSSES ESCROW AGREEMENT (the "Agreement"), dated as of ____________, 1997, by and among International Post Limited, a Delaware corporation ("IPL"), Louis
H. Siracusano ("Siracusano"); Arnold P. Ferolito ("Ferolito"); and Donald H. Buck ("Buck") (each a "Stockholder" and collectively, the "Stockholders") and IBJ Schroder Bank & Trust Company [Third Party Commercial Escrow Agent(1)] (the "Escrow Agent"). Any reference herein to any Stockholder shall be deemed to also include a reference to the heirs, estate and personal representatives of such Stockholder. Unless otherwise indicated herein: (i) each capitalized term used herein shall have the meaning attributed to it in the glossary set forth in
Section 20 hereof; and (ii) each capitalized term used herein but not defined herein shall have the meaning attributed to it in the Merger Agreement, a copy of which is attached hereto as Exhibit A.

                                  WITNESSETH:

     WHEREAS, IPL, Video Services Corporation, a New Jersey corporation ("Video") and the Stockholders are parties to an Agreement and Plan of Merger (the "Merger Agreement"), dated the date hereof, which, among other things, provides for the merger (the "Merger") of Video with and into IPL; and

     WHEREAS, as a condition to the closing of the Merger, IPL and the Stockholders have agreed to execute and deliver this Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto, intending to be legally bound, do hereby agree as follows:

     Section 1. Appointment of Escrow Agent.

     IPL and the Stockholders hereby appoint the Escrow Agent as their agent to hold and disburse all assets from time to time deposited with the Escrow Agent pursuant hereto on the terms and subject to the conditions set forth in this Agreement, and the Escrow Agent hereby accepts such appointment. By their execution of this Agreement, IPL and the Stockholders expressly authorize the Escrow Agent to, and the Escrow Agent expressly agrees to, take the actions contemplated by this Agreement in accordance with the provisions of this Agreement.

     Section 2. Escrow Accounts; Deposit of Funds.

     (a) On the date hereof each of the Stockholders is delivering to the Escrow Agent a stock certificate (duly endorsed in blank or accompanied by a stock power duly endorsed in blank) representing the number of shares of IPL Common Stock set forth opposite its name below:

              NAME                            NUMBER OF SHARES(2)
---------------------------------  ------------------------------------------
Siracusano.......................  (the "Siracusano Deposited Shares")
Ferolito.........................  (the "Ferolito Deposited Shares")
Buck.............................  (the "Buck Deposited Shares")

     The shares represented by the certificates so deposited (together with shares deposited pursuant to Section 4 hereof) are referred to herein collectively as the "Deposited Shares". Each Stockholder shall retain all voting rights in respect of the Deposited Shares deposited by such Stockholder, as well as the right to receive all cash dividends paid on such shares until such time, if any, as they are transferred to IPL. All

---------------

     1The parties acknowledge that IBJ Schroder Bank & Trust Company is acceptable as escrow agent.

     (2)$6.25m in the aggregate based on Market Value at the signing date of the Losses Escrow Agreement, i.e. at Closing, provided that in no event will the Market Value be deemed to be less than $3.30 per share nor more than $5.30 per share.

     securities received in respect of such shares as dividends and all other shares of IPL Common Stock deposited pursuant to this Agreement shall be added to the Deposited Shares and shall be deemed Siracusano Deposited Shares, Ferolito Deposited Shares and Buck Deposited Shares, as applicable.

     (b) The Escrow Agent will, upon receipt of any funds from any Stockholder as contemplated in Section 3 hereof, establish money-market escrow accounts at the Escrow Agent's office, which accounts shall be designated in the records of the Escrow Agent as follows: (i) Siracusano Escrow Account (the "Siracusano Escrow Account"); (ii) Ferolito Escrow Account (the "Ferolito Escrow Account");
(iii) Buck Escrow Account (the "Buck Escrow Account"), in which the Escrow Agent shall deposit the funds submitted to it in respect of such Stockholder. Each account listed in clauses (i) through (iii) is referred to herein as an "Escrow Account" and the Siracusano Escrow Account, the Ferolito Escrow Account and the Buck Escrow Account are referred to collectively as the "Escrow Accounts". Each Escrow Account shall be maintained by, and shall be under the exclusive dominion and control of, the Escrow Agent. The Escrow Accounts shall be maintained as separate accounts; funds deposited in each Escrow Account shall not be co-mingled with the funds deposited in any other Escrow Account; and the Escrow Agent shall disburse the funds in the Escrow Accounts only in accordance with the provisions of this Agreement; provided, however, that the Escrow Agent also shall disburse funds from any of the Escrow Accounts in accordance with written directions executed by all of the Stockholders and IPL. Each Escrow Account may, upon the written direction of the Stockholder depositing any funds therein, be invested in one or more of the following: (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof, (ii) time deposits and certificates of deposit and commercial paper issued by any domestic commercial bank of recognized standing having capital and surplus in excess of $50,000,000 (an "Approved Bank"), (iii) commercial paper issued by any person incorporated under the laws of the United States, or any State thereof, rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation or at least P-1 or the equivalent thereof by Moody's Investor's Service, Inc. and in each case maturing within one year after the date of acquisition, (iv) repurchase obligations with a term of not more than five days for underlying securities of the type described in clauses (i) through (iii) of this definition entered into with any Approved Bank, and (v) investments in money market funds which have net assets of at least $50 million, substantially all of whose assets comprise securities of the types described in clauses (i)-(iv) above.

     All amounts earned in each Escrow Account shall be paid over to the appropriate Stockholder on a quarterly basis on each January 1, April 1, July 1 and October 1 (or the first business day thereafter) upon the written request of such Stockholder to the Escrow Agent and such interest shall be reported by such Stockholder as income of such Stockholder for all income tax purposes.

     Section 3.  Substitution of Cash.

     (a) At any time and from time to time a Stockholder may, upon compliance with the procedures set forth in this Section 3, obtain possession of all or any portion of the Deposited Shares deposited by such Stockholder in accordance with
Section 2 or Section 4 hereof, by substituting therefore (a "Cash Substitution") cash in an amount equal to the Determined Cash Amount and depositing such amount with the Escrow Agent. At any time a Cash Substitution is to be made pursuant hereto and upon compliance with the provisions of this Section 3, any necessary certificates shall be delivered to the Stockholder as soon as practicable after issuance by the transfer agent.

     (b) In the event that a Stockholder desires to engage in a Cash Substitution, the Stockholder shall deliver a written notice signed by the Stockholder to the other Stockholders, the Escrow Agent and to IPL, stating in such notice (the "Cash Substitution Notice"): (i) that the Stockholder desires to engage in such Cash Substitution; and (ii) the Determined Cash Amount in respect thereof together with a statement setting forth in reasonable detail the computation thereof.

     (c) Within 5 business days (the "Section 3 Acceptance Period") of receipt of the Cash Substitution Notice by IPL, IPL may object to the Cash Substitution on the basis (and only on the basis) that it disagrees with the computation of the Determined Cash Amount by sending written notice of such objection (a "Section 3 Objection") to the Stockholders and to the Escrow Agent, setting forth the reasons therefor and the date of IPL's receipt of the Cash Substitution Notice. Failure by IPL to deliver a Section 3 Objection to the Stockholders and the Escrow Agent, prior to the end of the Section 3 Acceptance Period, shall be deemed an acceptance of the Cash Substitution Notice and the Determined Cash Amount. In the event that the Escrow Agent receives a Cash Substitution Notice and fails to receive a Section 3 Objection prior to the end of the related Section 3 Acceptance Period, the Escrow Agent shall complete the Cash Substitution in accordance with the terms hereof and as contemplated in the Cash Substitution Notice.

     (d) In the event that IPL timely delivers a Section 3 Objection to the Escrow Agent, with a copy to the Stockholders: (i) the Stockholder may submit the matter to dispute resolution pursuant to Section 11 hereof; and (ii) the Escrow Agent shall not complete the Cash Substitution until: (A) directed to do so pursuant to a written instruction signed by IPL; or (B) directed to do so pursuant to a written determination resulting from the dispute resolution procedures set forth in Section 11 hereof, that the Determined Cash Amount, as stated in the Cash Substitution Notice, is correct and that the requested Cash Substitution should be completed.

     (e) In engaging in a Cash Substitution, a Stockholder shall be entitled to substitute cash proceeds to be derived from the sale of all or a portion of the Deposited Shares to be received in such Cash Substitution. The parties hereto shall take such action as is reasonably necessary to permit and facilitate any such sale and substitution.

     Section 4. Substitution of Stock.

     (a) At any time and from time to time, a Stockholder may, upon compliance with the procedures set forth in this Section 4, obtain possession of all or any portion of the cash held in the Escrow Account applicable to such Stockholder, by substituting therefore (a "Stock Substitution") certificates representing shares of IPL Common Stock in an amount equal to the Determined Stock Amount and depositing such certificates with the Escrow Agent. At any time a Stock Substitution is to be made pursuant hereto and upon compliance with the provisions of this Section 4, any necessary certificates shall be delivered to the Stockholder as soon as practicable after issuance by the transfer agent.

     (b) In the event that a Stockholder desires to engage in a Stock Substitution, the Stockholder shall deliver a written notice signed by the Stockholder to the other Stockholders, the Escrow Agent and to IPL, stating in such notice (the "Stock Substitution Notice"): (i) that the Stockholder desires to engage in such Stock Substitution; and (ii) the Determined Stock Amount in respect thereof together with a statement setting forth in reasonable detail the computation thereof.

     (c) Within 5 business days (the "Section 4 Acceptance Period") of receipt of the Stock Substitution Notice by IPL, IPL may object to the Stock Substitution on the basis (and only on the basis) that it disagrees with the computation of the Determined Stock Amount by sending written notice of such objection (a "Section 4 Objection") to the Stockholders and to the Escrow Agent, setting forth the reasons therefor and the date of IPL's receipt of the Stock Substitution Notice. Failure by IPL to deliver a Section 4 Objection to the Stockholders and the Escrow Agent, prior to the end of the Section 4 Acceptance Period, shall be deemed an acceptance of the Stock Substitution Notice and the Determined Amount. In the event that the Escrow Agent receives a Stock Substitution Notice and fails to receive a Section 4 Objection prior to the end of the related Section 4 Acceptance Period, the Escrow Agent shall complete the Stock Substitution in accordance with the terms hereof and as contemplated in the Stock Substitution Notice.

     (d) In the event that IPL timely delivers a Section 4 Objection to the Escrow Agent, with a copy to the Stockholders: (i) the Stockholder may submit the matter to dispute resolution pursuant to Section 11 hereof; and (ii) the Escrow Agent shall not complete the Stock Substitution until: (A) directed to do so pursuant to a written instruction signed by IPL; or (B) directed to do so pursuant to a written determination resulting from the dispute resolution procedures set forth in Section 11 hereof, that the Determined Stock Amount, as stated in the Stock Substitution Notice, is correct and that the requested Stock Substitution should be completed.

     Section 5. Indemnification Claims.

     (a) The parties hereto agree that in the event and to the extent that any Stockholder has any liability or obligation to provide indemnification or contribution (collectively, "Indemnification") for any Losses of IPL, its successors or assigns (each an "Indemnified Person") pursuant to the terms of the Merger Agreement:

          (i) the claims of an Indemnified Person in respect of such Stockholder shall be limited to the Deposited Shares and the Escrow Account in respect of such Stockholder and no Indemnified Person shall have any other right, claim or recourse to such Stockholder or the assets of such Stockholder;

          (ii) to the extent that such Losses arise from any obligation for which such Stockholders are jointly and severally liable under the Merger Agreement, and in respect of which an Indemnified Person is entitled to Indemnification under the Merger Agreement, the right of the Indemnified Person to receive such Indemnification in respect of any particular Stockholder regarding any such Loss and to assert any claim against the Deposited Shares and the Escrow Account attributable to such Stockholder hereunder, shall be limited to an amount determined by multiplying: (A) the amount of such Loss for which such Indemnification is required to be provided under the Merger Agreement; by (B) the Stockholder Percentage of such Stockholder; and

          (iii) to the extent that such Losses arise from any obligation for which such Stockholders are not jointly or severally liable under the Merger Agreement, and in respect of which an Indemnified Person is entitled to Indemnification under the Merger Agreement, the right of an Indemnified Person to receive such Indemnification in respect of any particular Stockholder regarding any such Loss and to assert any claim against the Deposited Shares and the Escrow Account attributable to such Stockholder hereunder, shall be limited solely to the Deposited Shares and the Escrow Account attributable to the particular Stockholder having an Indemnification obligation in respect of such Loss and no Indemnified Person shall have recourse to, or have any right to make any claim against, receive any payment from, or receive all or any portion of the Deposited Shares or the Escrow Account attributable to, any other Stockholder or any other assets of any Stockholder.

     (b) In the event that an Indemnified Person believes that it is entitled to the payment of money for Indemnification from a Stockholder pursuant to the provisions of Article X of the Merger Agreement, such Indemnified Person shall proceed to assert any such claim (an "Indemnification Claim") in the manner set forth in the Merger Agreement.

     (c) The Escrow Agent shall not disburse any amount with respect to any claim for Indemnification made by any Indemnified Person until directed to make a payment pursuant to either: (i) a written instruction signed by the Stockholder against which such claim is asserted (the "Subject Stockholder") and the Indemnified Person (it being understood and agreed that, in the event that a Stockholder agrees in writing, or it is determined by a final, binding non-appealable order or judgment of a court of competent jurisdiction, that he is obligated to provide a specified amount as Indemnification to an Indemnified Person pursuant to the terms of Article X of the Merger Agreement, then such Stockholder shall also provide the notice contemplated herein); or (ii) a final, binding non-appealable order or judgment of a court of competent jurisdiction.

     (d) In the event that the Escrow Agent is required to make any payment in respect of a Subject Stockholder to any Indemnified Person pursuant to the terms of Section 5(c) above, then such payment shall be made by the Escrow Agent subject to and in accordance with the following procedure:

          (i) the Escrow Agent shall make such payment on the fifth (5th) business day (or the first business day thereafter; provided that in the event of a Cash Substitution or Stock Substitution during such period with respect to which a Section 3 Objection or Section 4 Objection is given, then the date will be the fifth day following the date such objection is resolved pursuant to Section 11 hereof) following the occurrence of the first to occur of the events contemplated in Section 5(c)(i) or (ii), (the "Payment Date");

          (ii) during the four (4) business days prior to the Payment Date the Subject Stockholder may, at its option, engage in a Cash Substitution or Stock Substitution by giving a Cash Substitution Notice or a Stock Substitution Notice pursuant to Section 3 or 4 hereof and the Payment Date will be appropriately extended to the minimum extent necessary to permit such Cash Substitution or Stock Substitution to occur;

          (iii) the Subject Stockholder may, at its option by written notice to the Escrow Agent and the Indemnified Person given not less than four (4) business days prior to the Payment Date, elect to have any amount to be paid hereunder, paid in either cash from the Escrow Account, Deposited Shares, or a combination thereof (provided that in the event of the failure of the Escrow Agent to receive any such notice prior to the fifth day preceding the Payment Date, such payment will be made first in cash from the Escrow Account and then from the Deposited Shares); and

          (iv) for the purpose of making any payment in Deposited Shares, the same shall be valued at Market Value determined as of the close of business on the fourth day preceding the Payment Date; and

          (v) in executing funds transfers, the Escrow Agent will rely upon account numbers or other identifying numbers of a Stockholder or Indemnified Person or its bank, rather than names. The Escrow Agent shall not be liable for any loss, liability or expense resulting from any error made by a Stockholder or Indemnified Person with respect to an account number or other identifying number provided it has accurately written instructions from the Stockholder or Indemnified Person in accordance with the disbursement provisions set forth above. The Escrow Agent will confirm the instructions set forth in such written instructions with the authorized individuals making such request at the authorized telephone numbers appearing above each such individual's name. The Escrow Agent will verify by telephone all payment orders unless they call for a transfer to a pre-identified account.

     (e) Notwithstanding anything to the contrary contained herein, the Stockholders and IPL will not take any action pursuant to this Agreement which would constitute or result in any assignment of a Federal Communications Commission ("FCC") license or any change of control of any FCC licensee, whether de facto or de jure, if such assignment of license or change of control would require under then existing law (including the written rules and regulations promulgated by the FCC), the prior approval of the FCC, without first obtaining such approval of the FCC. The parties hereto hereby agree that voting rights in the Deposited Shares transferred to IPL hereunder will remain in each Stockholder unless any required approval of the FCC shall be obtained to the transfer of voting rights. The Stockholders hereby agree to take such action as IPL or the Escrow Agent may reasonably request in order to complete any transfer of Deposited Shares contemplated hereby, including specifically, at IPL's cost and expense, the use of each Stockholders reasonable efforts to assist in obtaining the approval of the FCC for any action or transaction contemplated hereby which is then required by law, and specifically, without limitation, upon request, to prepare, sign and file with the FCC the assignor's or transferor's portion of any application or applications for consent to the assignment of license or transfer of control necessary or appropriate under the FCC's rules and regulations for approval of (a) any sale or sales of Deposited Shares by or on behalf of the Escrow Agent pursuant hereto, or (b) any assumption by IPL of voting rights or management rights in the Deposited Shares effected in accordance herewith.

     Section 6.  Final Distribution.

     (a) Promptly following the date (the "Final Date") which is the later of:
(i) three (3) years following the date of the Closing; and (ii) the Section 6 Date, the Escrow Agent shall, not less than five (5) business days following the giving of written notice to IPL and each Stockholder of its intention to do so, distribute all Deposited Shares and all funds on deposit in the Escrow Accounts to the applicable Stockholder who has deposited such funds or shares hereunder; provided, however, that if, prior to the Final Date, an Indemnified Person has delivered to the Escrow Agent a written notice (a "Claim Notice") that it has asserted an Indemnification Claim pursuant to the terms of the Merger Agreement and the amount of such claim (the "Indemnification Claimed Amount") in respect of any Subject Stockholder and there has been no disposition of the Indemnification Claim covered thereby either: (A) as a result of a final, binding, non-appealable order or judgment of a court of competent jurisdiction resulting in an order of such court to the Escrow Agent regarding the payment of such Indemnification Claim; or (B) a written agreement of the Subject Stockholder resulting in written instructions to the Escrow Agent signed by the Indemnified Person and the Subject Stockholder: (i) the Escrow Agent shall continue to hold an aggregate amount (determined in the manner set forth in Section 6(c)) through the retention of Deposited Shares and of funds in the Escrow Account, in each case applicable to such Stockholder, equal to the Indemnification Claimed Amount until such Indemnification Claim is so disposed of; and (ii) shall deliver to each Stockholder the balance of the Deposited Shares or the funds held in the applicable Escrow Account, in excess of the amounts required to be retained pursuant to the preceding clause (i) (such distribution pursuant to this clause (ii) and retention pursuant to clause (i), to be made from Deposited Shares, cash in Escrow Accounts, or a combination thereof, as shall be designated by each Stockholder by written notice to the Escrow Agent and IPL within five (5) business days following the Final Date).

     (b) Any amount or portion thereof retained pursuant to Section 6(a), shall be: (i) applied pursuant to Section 5 hereof; or (ii) applied pursuant to written instructions to the Escrow Agent executed by the Indemnified Person and the Subject Stockholder; or (iii) in the event that the matters set forth in the Claim Notice have been determined by a final, binding, non-appealable order of a court of competent jurisdiction, and the amount retained in respect of such Indemnification Claim, pursuant to this Section 6, exceeds the amount required to be paid pursuant to Section 5 hereof in respect of such Indemnification Claim, then the excess shall be paid over to the Subject Stockholder (and, in the event of any dispute with respect to the foregoing, the same may be submitted for resolution pursuant to the dispute resolution procedures set forth in Section 11 hereof and the Escrow Agent shall thereafter release amounts in the applicable Escrow Account and the applicable Deposited Shares, in accordance with the determination resulting therefrom).

     (c) For purposes of withholding assets pursuant to Section 6(a), any Deposited Shares shall be valued at Market Value determined in good faith by the Board of Directors of IPL as of the Final Date and all amounts held in any Escrow Account shall be valued at the amount of cash held in such account. In the event that any amounts held in any Escrow Account in cash are withheld from distribution pursuant to this Section 6, due to the existence of any Indemnification Claim pending as of such date, then to the extent that the amount so withheld (the "Retained Amount") exceeds 150% of the amount finally determined by a court of competent jurisdiction pursuant to a final, binding, nonappealable order to be the actual amount to be paid in respect of the Indemnification Claim, IPL shall pay to the Subject Stockholders in respect of such Indemnification Claim, an amount (reduced by any other earnings received by the Subject Stockholder pursuant to this Agreement in respect of such amounts during such period) equal to interest on such excess calculated from the Final Date until the date of such payment, at a rate equal to 2% in excess of the average annual interest rate paid by IPL to its then current lending bank during each annual period (or part thereof) that such amounts are retained (or, in the event there is no such bank during any such period, 15% per annum), but not in excess of the maximum rate of interest permitted by law.

     Section 7.  Duties and Obligations.

     (a) It is agreed that the duties and obligations of the Escrow Agent are those herein specifically provided and no other. The Escrow Agent shall not have any liability under, or duty to inquire into, the terms and provisions of any agreement, other than this Agreement. The Escrow Agent's duties are ministerial in nature and the Escrow Agent shall not incur any liability whatsoever so long as it has acted in good faith, except for willful misconduct or gross negligence. In the event that, at any time, the Escrow Agent has any question as to the interpretation or application of any provision of this Agreement, or requests written instructions or confirmation of any action or inaction to be taken or not to be taken by the Escrow Agent hereunder, the Escrow Agent may, in its discretion, refrain from taking any action or engaging in any activity, until it has received such instruction or confirmation as it may reasonably request and the parties hereto will provide the same as reasonably requested by the Escrow Agent from time to time.

     (b) The Escrow Agent may consult with counsel of its choice, and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed by all of the parties hereto.

     (c) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to commence an action in interpleader and to pay the funds and property then held in the Escrow Accounts into court, whereupon its sole obligation shall be to take such action as is ordered by a final, binding, non-appealable order or judgment of a court of competent jurisdiction.

     (d) The Escrow Agent shall not incur any liability for following the instructions herein contained or expressly provided for.

     (e) The Escrow Agent shall not have any responsibility for the genuineness or validity of any document or other item deposited with it or any liability for action in accordance with any written instructions or certificates given to it hereunder and reasonably believed by it to be signed by the proper parties.

     (f) The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to initiate or defend any legal proceedings (including interpleader) which may be instituted against it in respect of the subject matter of this Agreement. If it does elect to act, it will do so only if it is indemnified against the reasonable cost and expense of such defense or initiation.

     (g) This Agreement shall terminate when all funds and property on deposit pursuant hereto have been disbursed as provided in this Agreement.

     Section 8. Resignation. The Escrow Agent may at any time resign hereunder by giving written notice of its resignation to the parties hereto, at least thirty days prior to the date specified for such resignation to take effect, and, upon the effective date of such resignation, all funds and property then held by the Escrow Agent hereunder shall be delivered by it to such person as may be designated in writing by all of IPL and the Stockholders, whereupon all of the Escrow Agent's obligations hereunder shall cease and terminate. If no such person shall have been designated by such date, all obligations of the Escrow Agent hereunder shall nevertheless cease and terminate except that the Escrow Agent's sole responsibility thereafter shall be to continue to hold all the funds and property then held by it and to deliver the same to a person designated in writing by all of IPL and the Stockholders or in accordance with the directions of a final, binding, non-appealable order or judgment of a court of competent jurisdiction.

     Section 9. Indemnification. IPL agrees to indemnify, defend and hold the Escrow Agent harmless from and against any and all loss, damage, tax, liability and expense, including, without limitation, reasonable attorneys' fees, that may be incurred by the Escrow Agent arising out of or in connection with its acceptance of appointment as Escrow Agent hereunder, except as caused by its gross negligence or willful misconduct, including, without limitation, the legal costs and expenses of defending itself against any claim or liability in connection with its performance hereunder. Each Stockholder agrees to indemnify, defend and hold the Escrow Agent harmless from and against any and all loss, damage, tax, liability and expense, including, without limitation, reasonable attorneys' fees, that may be incurred by the Escrow Agent arising out of any wrongful act or omission by such Stockholder hereunder, except as caused by the Escrow Agent's gross negligence or willful misconduct, including, without limitation, the legal costs and expenses of defending itself against any claim or liability in connection with its performance hereunder.

     Section 10. Expenses. IPL shall reimburse the Escrow Agent for all expenses and disbursements incurred by the Escrow Agent including, without limitation, fees and expenses, of counsel of the Escrow Agent incurred in connection with this Agreement.

     Section 11. Arbitration. Disputes that arise under this Agreement, between the Stockholders and IPL will be resolved as follows:

          (i) except as set forth in the penultimate paragraph of this Section 11, no party shall bring a civil action arising under or with respect to this Agreement;

          (ii) at any time any party may demand arbitration of any dispute, arising under or with respect to this Agreement by delivering written notice thereof to: (x) the parties hereto; and (y) an office of JAMS/Endispute located in New York City (or, if none, then the office of JAMS/Endispute located closest to New York City); and

          (iii) any such arbitration shall be conducted in New York City according to JAMS/Endispute's Arbitration Rules then in effect applicable to disputes of the types submitted to arbitration and the results of such arbitration shall be final and binding on the parties.

In the event that JAMS/Endispute is not available to provide such arbitration services with respect to any such dispute, then that dispute shall be resolved by final, binding arbitration in New York City by three arbitrators pursuant to the rules then prevailing of the American Arbitration Association applicable to disputes of the type submitted to arbitration. Judgement on the award rendered by any of the above referenced arbitrators may be confirmed and entered in and by any court having jurisdiction.

     Notwithstanding the foregoing, each party specifically reserves the right to seek equitable remedies in a court of competent jurisdiction.

     It is understood and agreed by the parties hereto that the purpose of this Agreement is to provide a mechanism to fund the payment of certain indemnification obligations that may arise pursuant to the terms of Article X of the Merger Agreement. This Section 11 is to be utilized solely to resolve disputes under this Agreement. The determination of the right of any party to be indemnified or to receive any payment under Section X of the Merger Agreement in respect of any matter is not within the subject matter of this Agreement and is not subject to the provisions of this Section 11.

     Section 12. Fees. The fees and expenses of the Escrow Agent are to be paid by IPL pursuant to the terms of a letter agreement between Escrow Agent and IPL dated __________, 1997 and the Escrow Agent shall not collect any such fees from the amounts or property escrowed hereunder.

     Section 13. Notices. All notices, requests, demands, waivers, consents, approvals or other communications to any party hereunder shall be in writing and shall be deemed to have been duly given if: (i) delivered personally to such party; or (ii) sent to such party by telegram or telecopy, with a copy sent on the same day via overnight delivery to the following addresses:

        If to IPL, to:

           International Post Limited
           545 Fifth Avenue
           New York, New York 10017
           Attention: Martin Irwin
           Fax # (212) 986-1364

        with a copy to:

           Shereff, Friedman, Hoffman & Goodman, LLP
           919 Third Avenue
           New York, New York 10022
           Attention: Jeffry S. Hoffman, Esq.
           Fax # (212) 758-9526

        If to Siracusano, to:

           Louis H. Siracusano
           13 Lexington Lane
           Montvale, New Jersey 07645
           (201) 573-8660

        If to Ferolito, to:

           Arnold P. Ferolito
           c/o Video Services Corporation
           240 Pegasus Avenue
           Northvale, New Jersey 07647-1904

        If to Buck, to:

           Donald H. Buck
           2 Deerburn Court
           Florham Park, NJ 07932

        All notices to the Stockholders shall also be sent to:

           Gordon Altman Butowsky Weitzen Shalov & Wein
           114 West 47th Street
           New York, New York 10036-1510
           Attention: Keith L. Schaitkin
           Fax # (212) 626-0799

        If to Escrow Agent, to it at:

           IBJ Schroder Bank & Trust Company
           One State Street
           New York, New York 10004
           Attention: Corporate Trust
           Fax # (212) 858-2952

or to such other address as the addressee may have specified in notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communications shall be deemed to have been given and received as of the date so delivered, telegraphed or telecopied.

     Section 14. Assignment. A party hereto may assign its rights under this Agreement upon notice to all other parties hereto, provided that in connection with any assignment by the Escrow Agent, the Escrow Agent shall comply with the terms of Section 8 hereof.

     Section 15. Binding Nature. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, heirs and personal representatives.

     Section 16. Governing Law. This Agreement shall be governed by and interpreted under the laws of the State of New York applicable to contracts made and performed therein without giving effect to the principles of conflict of laws thereof.

     Section 17. Amendment; Waiver. No amendment, modification or waiver of the provisions of this Agreement shall be effective unless in a writing executed by the party against whom such amendment or modification is sought to be enforced (or in the case of a waiver by the party waiving one or more of its rights hereunder).

     Section 18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but collectively all of such counterparts shall constitute one and the same agreement.

     Section 19. Adjustments. For purposes of this Agreement all references to numbers of shares or calculations based thereon or relating thereto, shall be appropriately adjusted for any stock dividend, stock split, reverse stock split, combination, recapitalization or other similar event.

     Section 20. Glossary. The following terms as used in this Agreement shall have the meanings indicated below.

          "Cash Substitution Percentage" shall mean, with respect to any Cash Substitution being sought by any Stockholder, a percentage determined by dividing the Shares to be Removed pursuant to such Cash Substitution, by the number of Initial Deposited Shares in respect of such Stockholder.

          "Cash to be Removed" shall mean, with respect to each Stockholder, the amount of cash it is seeking to obtain possession of through a Stock Substitution pursuant to this Section 4.

          "Determined Cash Amount" shall mean an amount in U.S. dollars determined, from time to time, with respect to any Stockholder seeking to engage in a Cash Substitution, by multiplying the Total Cash Amount in respect of such Stockholder, by the applicable Cash Substitution Percentage.

          "Determined Stock Amount" shall mean a certificate representing a number of shares of IPL Common Stock determined, from time to time, with respect to any Stockholder seeking to engage in a

     Stock Substitution, by multiplying the Initial Deposited Shares in respect of such Stockholder, by the applicable Stock Substitution Percentage.

          "Initial Deposited Shares" shall mean, with respect to each of Siracusano, Ferolito and Buck, respectively, a number of shares equal to the Siracusano Deposited Shares, the Ferolito Deposited Shares and the Buck Deposited Shares (in each case including only those shares deposited in escrow pursuant to this Agreement on the date hereof), appropriately adjusted for any stock dividend, stock split, reverse stock split, combination, recapitalization or other similar event.

          "Section 6 Date" in the event that the Escrow Agent and each Stockholder have received written notice from IPL of an extension of the applicable statute of limitations relating to any matter contemplated in Sections 4.8, 4.9 or 4.14 of the Merger Agreement by agreement of IPL and any Governmental Entity entered into prior to the expiration of three (3) years from the date of the Closing, the date of expiration of the last such extension.

          "Shares to be Removed" shall mean, with respect to each Stockholder, the number of Deposited Shares it is seeking to obtain possession of through a Cash Substitution pursuant to this Section 3.

          "Stock Substitution Percentage" shall mean, with respect to any Stock Substitution being sought by any Stockholder, a percentage determined by dividing the Cash to be Removed pursuant to such Stock Substitution, by the Total Cash Amount in respect of such Stockholder.

          "Total Cash Amount" shall mean, with respect to: (i) Siracusano, $2.3 million; (ii) Ferolito, $2.3 million, and (iii) Buck, $400,000.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                          INTERNATIONAL POST LIMITED

                                          --------------------------------------
                                          Name:
                                          Title:

                                          STOCKHOLDERS:

                                          --------------------------------------
                                          Louis H. Siracusano

                                          --------------------------------------
                                          Arnold P. Ferolito

                                          --------------------------------------
                                          Donald H. Buck

                                          IBJ SCHRODER BANK & TRUST COMPANY

                                          By:

                                            ------------------------------------

                                                                  EXHIBIT 8.2(J)

           [GORDON ALTMAN BUTOWSKY WEITZEN SHALOV & WEIN LETTERHEAD]

     On the basis of the foregoing, we are of the opinion that:

          1. Each of Video Services Corporation, a New Jersey corporation, VSC Corporation, a Delaware corporation; A.F. Associates, Inc., a New Jersey corporation; Video Rentals, Inc., a New Jersey corporation; Waterfront Communications Corporation, a New York corporation and Atlantic Satellite Communications, Inc., a New Jersey corporation, is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation and has all requisite corporate power and corporate authority to own, lease and operate its properties and to carry on its business as now being conducted.

          2. Each of the Merger Agreement, the Stock Resale Agreement, the Contribution Agreement and all other exhibits to those documents to which Video or a Stockholder is a party (the "Covered Agreements") has been duly and validly authorized by Video, and has been duly executed and delivered by Video and each Stockholder. Each of the Covered Agreements constitute a valid and binding agreement of Video and each Stockholder, enforceable against each in accordance with its terms except as (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization and moratorium or other Laws affecting creditors rights generally, (ii) the availability of equitable remedies may be limited by equitable principles of general applicability and (iii) rights to indemnification and contribution may be limited by applicable Laws.

          3. The execution, delivery and performance by Video and each Stockholder of the Covered Agreements and the consummation by each of the transactions contemplated thereby (including, without limitation, the Spin-Off Transaction) does not require, by or with respect to Video or any Stockholder, any consent, approval, order or authorization of, or registration, declaration or filing with, or permit from, any Governmental Authority under the Laws of the State of New York or the State of New Jersey or the federal Law of the United States, other than such filings or approvals that have been made or obtained or are required to be made or obtained pursuant to the terms of the Covered Agreements.

          4. The execution, delivery and performance by Video and each Stockholder of the Covered Agreements and the consummation by each of the transactions contemplated thereby (including, without limitation, the Spin-Off Transaction) do not, nor will not, contravene any provision of applicable United States federal or New York or New Jersey state Law or published regulation (provided that no opinion is rendered with respect to any antitrust or similar law, rule or regulation) or the General Corporation Law of the State of Delaware, applicable to such persons.

          5. The authorized capital stock of Video consists of 7,500,000 shares of Video Common Stock. Based solely upon our review of the minute books and stock ledgers of Video and upon a certificate in the form of Exhibit A hereto, the issued and outstanding shares of Video Common Stock are:

             (i) all owned of record by Louis H. Siracusano, Arnold P. Ferolito and Donald H. Buck; and

             (ii) validly issued, fully paid and non-assessable and are not subject to statutory pre-exemptive rights.

          6. The execution and delivery of the Covered Agreements by Video and each Stockholder does not, and the consummation of the transactions contemplated thereby by Video and each Stockholder will not

     (including, without limitation, the Spin-Off Transaction) conflict with, or result in any violation or breach of any provision of the Certificate of Incorporation or By-Laws of Video or any of its Subsidiaries.

          7. Each corporate party to the Contribution Agreement has all necessary corporate power and corporate authority to execute and deliver the Contribution Agreement and to consummate the transactions contemplated thereby. The execution and delivery of the Contribution Agreement and the consummation of the transactions contemplated thereby and by the Spin-Off Transaction have been duly authorized by all necessary corporate action on the part of all corporate parties thereto. The Contribution Agreement has been, or will be prior to the Effective Time, duly executed and delivered by each party thereto and constitutes, or will constitute, the valid and binding agreement of the parties thereto, enforceable against such parties in accordance with its terms, except as (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization and moratorium or other Laws affecting the rights of creditors generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

          8. To the best of our knowledge, the execution and delivery of the Contribution Agreement by the parties thereto and the consummation of the transactions contemplated thereby and by the Spin-Off Transaction does not nor will not conflict with, or result in any Violation or breach of any provision of the Certificate of Incorporation or By-Laws of any party thereto.

                                                                  EXHIBIT 8.3(G)

             [SHEREFF, FRIEDMAN, HOFFMAN & GOODMAN, LLP LETTERHEAD]

     On the basis of the foregoing, we are of the opinion that:

          1. IPL is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has all requisite corporate power and corporate authority to carry on its business as now being conducted.

          2. Each of the Merger Agreement, the Losses Escrow Agreement and the Stock Resale Agreement and all other exhibits to those documents to which IPL is a party (the "Covered Agreements") has been duly and validly authorized, and has been duly executed and delivered, by IPL. Each of the Covered Agreements constitutes a valid and binding agreement of IPL, enforceable against it in accordance with its terms except as (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization and moratorium or similar Laws affecting creditors rights generally, (ii) the availability of equitable remedies may be limited by equitable principles of general applicability, and (iii) rights to indemnification and contribution may be limited by applicable Laws.

          3. The execution, delivery and performance by IPL of the Covered Agreements and the consummation by it of the transactions contemplated thereby does not require, by or with respect to IPL any consent, approval, order or authorization of, or registration, declaration or filing with, or permit from, any Governmental Authority under, the Laws of the State of New York or the State of Delaware or the federal law of the United States, other than such filings or approvals that have been made or obtained or are required to be made or obtained pursuant to the terms of the Covered Agreements.

          4. The execution, delivery and performance by IPL of the Covered Agreements and the consummation by it of the transactions contemplated thereby do not, nor will not, contravene any provision of applicable United States federal or New York or Delaware state Law or published regulation (provided that no opinion is rendered with respect to any antitrust or similar law, rule or regulation) or the General Corporation Law of the State of Delaware, applicable to such persons.

          5. The authorized capital stock of IPL consists of 15,000,000 shares of IPL Common Stock and 3,000,000 shares of IPL Preferred Stock. Based solely upon our review of the minute books and stock ledgers of IPL and upon a certificate in the form of Exhibit A hereto, the issued and outstanding shares of IPL Common Stock are validly issued, fully paid and non-assessable and are not subject to statutory pre-exemptive rights.

          6. The execution and delivery of the Covered Agreements by IPL does not, and the consummation of the transactions contemplated thereby by IPL will not conflict with, or result in any violation or breach of any provision of the Certificate of Incorporation or By-Laws of Video or any of its Subsidiaries.

                                                                      APPENDIX B

                            [Montgomery Letterhead]

                                                                   July 25, 1997
Board of Directors
International Post Limited
545 Fifth Avenue
New York, NY 10017

Gentlemen:

     We understand that Video Services Corporation, a New Jersey corporation ("Seller"), International Post Limited, a Delaware corporation ("Buyer"), and certain shareholders of Seller have entered into an agreement and plan of merger, dated June 27, 1997 (the "Merger Agreement"), pursuant to which Seller will be merged with and into Buyer, which will be the surviving entity (the "Merger"). Pursuant to the Merger, as more fully described in the Merger Agreement and as further described to us by management of Buyer, we understand that all outstanding shares of common stock, without par value, of Seller ("Seller Common Stock") will be converted into and exchangeable for an aggregate of 7,223,445 shares of common stock, $.01 par value, of Buyer ("Buyer Common Stock"), subject to certain adjustments (the "Consideration"). Seller owns 212,096 shares of Buyer Common Stock, which will be canceled pursuant to the Merger. After the Merger, the former holders of Seller Common Stock will own approximately 54.61% of the outstanding shares of the Buyer Common Stock. The terms and conditions of the Merger are set forth in more detail in the Merger Agreement.

     You have asked for our opinion as investment bankers as to whether the Consideration to be paid by Buyer pursuant to the Merger is fair to Buyer from a financial point of view, as of the date hereof. As you are aware, we were not retained to nor did we advise Buyer with respect to alternatives to the Merger or Buyer's underlying decision to proceed with or effect the Merger.

     In connection with our opinion, we have, among other things: (i) reviewed certain publicly available financial and other data with respect to Buyer, including the consolidated financial statements of Buyer for the three fiscal years ended July 31, 1996 and the ten month period ended May 31, 1997, and certain other relevant financial and operating data relating to Seller and Buyer made available to us from published sources and from the internal records of Seller and Buyer, including the consolidated financial statements of Seller for the fiscal year ended June 30, 1996 and the eleven month period ended May 31, 1997; (ii) reviewed the financial terms and conditions of the Merger Agreement;
(iii) reviewed drafts of the proxy statement, including the draft dated July 21, 1997, relating to the Merger; (iv) reviewed certain publicly available information concerning the trading of, and the trading market for, Buyer Common Stock; (v) compared Seller and Buyer from a financial point of view with certain other companies in the video services industry which we deemed to be relevant;
(vi) considered the financial terms, to the extent publicly available, of selected business combinations of companies in the video services industry which we deemed to be comparable, in whole or in part, to the Merger; (vii) reviewed and discussed with representatives of the management of Seller and Buyer certain information of a business and financial nature regarding Seller and Buyer, furnished to us by them, including financial forecasts and related assumptions of Seller and Buyer; (viii) made inquiries regarding and discussed the Merger and the Merger Agreement and other matters related thereto with Buyer's counsel; and (ix) performed such other analyses and examinations as we have deemed appropriate.

     In connection with our review, we have not assumed any obligation independently to verify the foregoing information and have relied on its being accurate and complete in all material respects. With respect to the financial forecasts for Seller and Buyer provided to us by their respective managements, upon their advice and with your consent we have assumed for purposes of our opinion that the forecasts (including the assumption regarding projected cost savings for the combined company) have been reasonably prepared on bases reflecting the best available estimates and judgments of their respective managements at the time of preparation as to the future financial performance of Seller and Buyer and that they provide a reasonable basis upon which we can form our opinion. We have also assumed that there have been no material changes in Seller's or Buyer's assets, financial condition, results of operations, business or prospects since the respective dates of their last financial statements made available to us. We have assumed that the Merger will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934 and all other applicable federal and state statutes, rules and regulations. In addition, we have not assumed responsibility for making an independent evaluation, appraisal or physical inspection of any of the assets or liabilities (contingent or otherwise) of Seller or Buyer. You have informed us, and we have assumed, that the Merger will be recorded as a purchase under generally accepted accounting principles and will be treated as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Finally, our opinion is based on economic, monetary and market and other conditions as in effect on, and the information made available to us as of, the date hereof. Accordingly, although subsequent developments may affect this opinion, we have not assumed any obligation to update, revise or reaffirm this opinion.

     We have further assumed with your consent that the Merger will be consummated in accordance with the terms described in the Merger Agreement, without any further amendments thereto, and without waiver by Buyer of any of the conditions to its obligations thereunder.

     Based upon the foregoing and in reliance thereon, it is our opinion as investment bankers that the Consideration to be paid by Buyer pursuant to the Merger is fair to Buyer from a financial point of view, as of the date hereof.

     This opinion is directed to the Board of Directors of Buyer in its consideration of the Merger and is not a recommendation to any shareholder as to how such shareholder should vote with respect to the Merger. Further, this opinion addresses only the financial fairness of the Consideration to the Buyer and does not address the relative merits of the Merger and any alternatives to the Merger, Buyer's underlying decision to proceed with or effect the Merger, or any other aspect of the Merger. This opinion may not be used or referred to by Buyer, or quoted or disclosed to any person in any manner, without our prior written consent, which consent is hereby given to the inclusion of this opinion in any proxy statement filed with the Securities and Exchange Commission in connection with the Merger. In furnishing this opinion, we do not admit that we are experts within the meaning of the term "experts" as used in the Securities Act and the rules and regulations promulgated thereunder, nor do we admit that this opinion constitutes a report or valuation within the meaning of Section 11 of the Securities Act.

                                          Very truly yours,

                                          MONTGOMERY SECURITIES

                                                                      APPENDIX C

             UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES
       AS OF MARCH 31, 1997 AND FOR THE NINE MONTHS ENDED MARCH 31, 1997

                                    CONTENTS

                                                                                        PAGE
                                                                                        ----
Condensed Consolidated Balance Sheets.................................................  F-1
Condensed Consolidated Statements of Operations.......................................  F-2
Condensed Consolidated Statements of Cash Flows.......................................  F-3
Notes to Unaudited Condensed Consolidated Financial Statements........................  F-4

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES

                     CONDENSED CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                     ASSETS

                                                                          JUNE 30,     MARCH 31,
                                                                            1996          1997
                                                                          ---------   ------------
                                                                           (NOTE)     (UNAUDITED)
Current assets:
  Cash and cash equivalents.............................................   $    520     $  1,674
  Accounts receivable, net..............................................      4,900        5,315
  Inventories...........................................................        312        2,013
  Costs and estimated earnings in excess of billings on uncompleted
     contracts..........................................................        416          386
  Prepaid expenses and other current assets.............................        341          432
  Deferred taxes........................................................        594          569
                                                                            -------      -------
          Total current assets..........................................      7,083       10,389
  Fixed assets, net.....................................................      5,096        6,053
  Receivable from affiliates............................................      1,739        1,083
  Receivable from officers..............................................        326          211
  Other assets..........................................................      1,886        2,047
  Net assets to be disposed.............................................      1,542          647
                                                                            -------      -------
          Total assets..................................................   $ 17,672     $ 20,430
                                                                            =======      =======
                               LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable and accrued expenses.................................   $  5,244     $  7,498
  Billings in excess of costs and estimated earnings on uncompleted
     contracts..........................................................        921        2,754
  Notes payable.........................................................        956        1,759
  Current portion of long-term debt.....................................      1,362        1,254
  Taxes payable.........................................................        258          107
  Other current liabilities.............................................      1,270          608
                                                                            -------      -------
          Total current liabilities.....................................     10,011       13,980
Long-term debt..........................................................      2,140        2,133
Deferred taxes payable..................................................      2,475        1,745
Other liabilities.......................................................        391          444
                                                                            -------      -------
          Total liabilities.............................................     15,017       18,302
Stockholders' equity:
  Common stock, no par value:
  Authorized 7,500,000 shares,
     issued and outstanding 2,678,162...................................        103          103
  Paid-in capital.......................................................        291          291
  Retained earnings.....................................................      2,261        1,734
                                                                            -------      -------
          Total stockholders' equity....................................      2,655        2,128
                                                                            -------      -------
                                                                           $ 17,672     $ 20,430
                                                                            =======      =======

See accompanying notes to unaudited condensed consolidated financial statements.

Note: The balance sheet at June 30, 1996 has been derived from the audited consolidated balance sheet at that date.

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES

          CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
               FOR THE NINE MONTHS ENDED MARCH 31, 1996 AND 1997
                                 (IN THOUSANDS)

                                                                            1996        1997
                                                                           -------     -------
Revenues:
  Sales..................................................................  $16,023     $ 9,595
  Services...............................................................    6,928       7,431
  Rentals................................................................    1,557       1,928
                                                                           -------     -------
                                                                            24,508      18,954
Costs:
  Cost of sales..........................................................   13,272       6,976
  Cost of services.......................................................    3,520       3,533
  Cost of rentals........................................................      347         626
                                                                           -------     -------
                                                                            17,139      11,135
Depreciation expense.....................................................    1,227       1,267
                                                                           -------     -------
Gross profit.............................................................    6,142       6,552
Selling, general and administrative expenses.............................    4,377       4,710
Amortization of other assets.............................................       43          12
                                                                           -------     -------
Operating income from continuing operations..............................    1,722       1,830
Other (expense) income:
  Interest expense.......................................................     (362)       (406)
  Other income...........................................................       80         550
                                                                           -------     -------
Income before income taxes and discontinued operations...................    1,440       1,974
Income tax expense.......................................................      576         790
                                                                           -------     -------
Income before discontinued operations....................................      864       1,184
Discontinued operations:
  Loss from operations of Diversified Products segment (less applicable
     income tax benefit of $291 and $474, respectively)..................     (436)       (682)
  Estimated loss on disposal of Diversified Products segment (less
     applicable income tax benefit of $134)..............................       --      (1,029)
                                                                           -------     -------
Net income (loss)........................................................  $   428     $  (527)
                                                                           =======     =======

See accompanying notes to unaudited condensed consolidated financial statements.

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES

          CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
               FOR THE NINE MONTHS ENDED MARCH 31, 1996 AND 1997
                                 (IN THOUSANDS)

                                                                            1996        1997
                                                                           -------     -------
OPERATING ACTIVITIES
Net cash provided by continuing operations...............................  $ 2,496     $ 2,234

INVESTING ACTIVITIES
Additions to fixed assets................................................   (1,829)     (2,653)
Proceeds from disposal of fixed assets...................................       26          74
(Increase) decrease in receivables from affiliates.......................     (524)        640
                                                                           -------     -------
Net cash used in investing activities....................................   (2,327)     (1,939)

FINANCING ACTIVITIES
Proceeds from borrowings.................................................    1,525       2,878
Repayments of borrowings.................................................   (2,334)     (2,019)
                                                                           -------     -------
Net cash (used in) provided by financing activities......................     (809)        859
Net (decrease) increase in cash..........................................     (640)      1,154
Cash and cash equivalents at beginning of period.........................    1,295         520
                                                                           -------     -------
Cash and cash equivalents at end of period...............................  $   655     $ 1,674
                                                                           =======     =======

See accompanying notes to unaudited condensed consolidated financial statements.

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES

                          NOTES TO UNAUDITED CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS
                                 (IN THOUSANDS)
                                 MARCH 31, 1997

1. BASIS OF PRESENTATION

     The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the nine months ended March 31, 1997 are not necessarily indicative of the results that may be expected for the year ending June 30, 1997. The unaudited interim financial information should be read in conjunction with the Company's audited consolidated financial statement as of and for the year ended June 30, 1996 included elsewhere herein.

     In March 1995, the Financial Accounting Standards Board ("FASB") issued Statement No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. Statement 121 also addresses the accounting for long-lived assets expected to be disposed of. The Company adopted the provisions of Statement 121 in the first quarter of 1997. The Company determined that no impairment provision for the carrying value of its long-lived assets was necessary.

2. INVENTORIES

     Inventories, which consist of system components and equipment, are valued at the lower of specific cost or market.

3. RELATED PARTY TRANSACTION

     In August 1996, the Company acquired undeveloped real estate from L.I.M.A. Partners, a real estate partnership that is owned by the principal stockholders of the Company, for $1,000 and entered into a six year mortgage with a financial institution for $600. The annual principal payments are $100 and bear interest at prime plus 1%. The transaction, which represented a transfer between entities under common control, was recorded at the lower of historical cost or fair value.

4. DEBT

     During fiscal 1997, the Company financed the acquisition of approximately $390 of equipment through a four year, 12.06% loan with a financial institution for the same amount. The annual principal payments are approximately $120. During fiscal 1997, the Company also purchased a phone system for approximately $175 and entered into a four year 12.3% loan with a financial institution for the same amount. The annual principal payments are approximately $53.

5. OTHER INCOME

     Included in other income is $500 pertaining to the payment of a note receivable for which the Company had established a full valuation allowance. The note receivable was partial consideration for the sale of a radio station in fiscal 1993.

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES

                          NOTES TO UNAUDITED CONDENSED
                 CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                 (IN THOUSANDS)

6. DISCONTINUED OPERATIONS

  Diversified Products

     In connection with and as a condition to the proposed merger with International Post Limited ("IPL") (see Note 7), on January 2, 1997 management, which has the authority to approve the action, committed the Company to a formal plan to discontinue the operations of its Diversified Products segment. The Diversified Products segment principally provides professional and industrial video duplication and blank videotape distribution.

     Losses from the discontinued Diversified Products segment amounted to $436 for the nine month period ended March 31, 1996, net of applicable income tax benefit of $291, and is shown separately in the condensed consolidated statements of income.

     Revenues of the discontinued operations of the Diversified Products segment were $9,715 and $8,371 for the nine month periods ended March 31, 1996 and 1997, respectively.

     Liabilities aggregating approximately $900 consisting principally of notes payable of the discontinued Diversified Products segment will be retained by the Company.

     Under generally accepted accounting principles, a provision for loss on discontinued operations has been included based on management's best estimates of the amounts expected to be realized on the discontinuance of the Diversified Products segment. The amounts could differ materially in the near term from the amounts assumed in arriving at the loss anticipated on disposal of the discontinued operations.

     Net assets of the operations of the Diversified Products segment as of March 31, 1997 consisted of the following:

        Accounts receivable, net...........................................  $ 1,506
        Inventories........................................................      754
        Prepaid expenses and other current assets..........................       29
        Fixed assets, net..................................................      179
        Other assets.......................................................      183
        Investment in Company..............................................      438
        Allowance for losses of investment in Company......................     (438)
        Accounts payable and accrued expenses..............................   (1,685)
        Other current liabilities..........................................     (319)
                                                                             -------
                                                                             $   647
                                                                             =======

     In February 1997, Video Dub, Inc. (part of the Company's discontinued Diversified Products segment mentioned above) contributed the assets ($608) and liabilities ($170) of its New York City facility to a new company in exchange for a 30% equity interest ($438) in a new entity. Video Dub, Inc. is included in the net assets of the Company to be disposed and spun-off to its shareholders prior to the consummation of the proposed merger between the Company and IPL. See Note 7.

7. PROPOSED MERGER AND ACQUISITION

     On June 27, 1997, the Company signed a definitive agreement to merge ("Merger Agreement") with IPL. Subject to the terms and conditions of the Merger Agreement, the holders of all of the Company's common stock will receive 7,223,445 shares of IPL common stock. The merger will be accounted for as a reverse acquisition whereby the pre-merger financial statements of the Company will become the historical

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES

                          NOTES TO UNAUDITED CONDENSED
                 CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                 (IN THOUSANDS)

financial statements of the successor. The acquired assets and liabilities of IPL will be recorded at their respective fair market values at the date of merger. The merger is expected to be consummated during the first quarter of 1998.

     In connection with and as a condition to the Merger Agreement, immediately prior to the merger, the Diversified Products segment will be spun-off to the Company's stockholders in a non-cash dividend and the net assets of MAL and L.I.M.A. Partners, two real estate partnerships owned by the principal stockholders of the Company, will be contributed to the Company in the form of a capital contribution (or repayment of affiliated receivables).

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES

                   AUDITED CONSOLIDATED FINANCIAL STATEMENTS
  AS OF JUNE 30, 1995 AND 1996 AND FOR THE YEARS JUNE 30, 1994, 1995 AND 1996

                                    CONTENTS

                                                                                        PAGE
                                                                                        ----
Report of Independent Auditors........................................................   F-8
Consolidated Balance Sheets...........................................................   F-9
Consolidated Statements of Income.....................................................  F-10
Consolidated Statements of Stockholders' Equity.......................................  F-11
Consolidated Statements of Cash Flows.................................................  F-12
Notes to Consolidated Financial Statements............................................  F-13

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors and Shareholders
Video Services Corporation and Subsidiaries

     We have audited the accompanying consolidated balance sheets of Video Services Corporation and Subsidiaries as of June 30, 1995 and 1996, and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended June 30, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Video Services Corporation and Subsidiaries at June 30, 1995 and 1996, and the consolidated results of their operations and their cash flows for each of the three years in the period ended June 30, 1996, in conformity with generally accepted accounting principles.

                                          Ernst & Young LLP

White Plains, New York
September 20, 1996 except for
Note 15 as to which the
date is January 2, 1997
and Note 20 as to which the
date is June 27, 1997

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                                                JUNE 30,
                                                                           -------------------
                                                                            1995        1996
                                                                           -------     -------
                                                                             (IN THOUSANDS)
Current Assets:
  Cash and cash equivalents..............................................  $ 1,295     $   520
  Accounts receivable, net...............................................    5,498       4,900
  Inventories............................................................      433         312
  Costs and estimated earnings in excess of billings on uncompleted
     contracts...........................................................      164         416
  Prepaid expenses and other current assets..............................      654         341
  Deferred taxes.........................................................      425         594
                                                                           -------     -------
          Total current assets...........................................    8,469       7,083
Fixed assets, net........................................................    4,668       5,096
Receivable from affiliates...............................................    1,408       1,739
Receivable from officers.................................................      158         326
Other assets.............................................................    1,302       1,886
Net assets to be disposed................................................       --       1,175
                                                                           -------     -------
          Total assets...................................................  $16,005     $17,305
                                                                           =======     =======
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued expenses..................................  $ 4,572     $ 5,244
  Billings in excess of costs and estimated earnings on uncompleted
     contracts...........................................................      916         921
  Notes payable..........................................................      503         656
  Current portion of long-term debt......................................    1,141       1,362
  Taxes payable..........................................................      696         258
  Other current liabilities..............................................    1,885       1,270
                                                                           -------     -------
          Total current liabilities......................................    9,713       9,711
Long-term debt...........................................................    2,388       2,073
Deferred and other taxes payable.........................................    1,828       2,475
Other liabilities........................................................      264         391
                                                                           -------     -------
          Total liabilities..............................................   14,193      14,650
                                                                           -------     -------
Stockholders' equity
  Common stock, no par value:
     Authorized 7,500,000 shares, issued and outstanding 2,640,162 (1995)
      shares and 2,678,162 (1996) shares.................................       84         103
  Paid-in capital........................................................      291         291
  Retained earnings......................................................    1,437       2,261
                                                                           -------     -------
          Total stockholders' equity.....................................    1,812       2,655
                                                                           -------     -------
                                                                           $16,005     $17,305
                                                                           =======     =======

                            See accompanying notes.

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                     YEARS ENDED JUNE 30,
                                                               --------------------------------
                                                                 1994        1995        1996
                                                               --------     -------     -------
                                                                        (IN THOUSANDS)
Revenues:
  Sales......................................................  $ 12,931     $ 9,289     $18,258
  Services...................................................     5,236       7,779       9,241
  Rentals....................................................     2,224       2,371       2,241
                                                               --------     -------     -------
                                                                 20,391      19,439      29,740
Costs:
  Cost of sales..............................................    10,758       7,653      14,512
  Cost of services...........................................     2,863       3,752       4,643
  Cost of rentals............................................       670         589         536
                                                               --------     -------     -------
                                                                 14,291      11,994      19,691
Depreciation expense.........................................     2,015       1,517       1,608
                                                               --------     -------     -------
Gross profit.................................................     4,085       5,928       8,441
Selling, general and administrative expenses.................     6,099       5,326       6,009
Amortization of other assets.................................       155         112          45
                                                               --------     -------     -------
Operating income (loss) from continuing operations...........    (2,169)        490       2,387
Other (expense) income:
  Interest expense...........................................    (2,405)       (465)       (485)
  Other income...............................................       253         198          97
                                                               --------     -------     -------
Income (loss) before income taxes, discontinued operations
  and extraordinary item.....................................    (4,321)        223       1,999
Income tax (benefit) expense.................................   (13,145)         --         787
                                                               --------     -------     -------
Income before discontinued operations and extraordinary
  item.......................................................     8,824         223       1,212
Discontinued operations:
  Loss from operations of Diversified Products Segment (less
     applicable income tax benefit of $24, $-- and $248).....      (335)        (74)       (388)
  Gain on disposal of International Services Group (less
     applicable income taxes of $7,988)......................    10,103          --          --
  Gain on disposal of Post Production Operations (less
     applicable income taxes of $2,250)......................     2,740          --          --
                                                               --------     -------     -------
Net income before extraordinary item.........................    21,332         149         824
Extraordinary item:
  Gain on debt extinguishment (net of applicable income taxes
     of $4,815)..............................................     5,951          --          --
                                                               --------     -------     -------
Net income...................................................  $ 27,283     $   149     $   824
                                                               ========     =======     =======

                            See accompanying notes.

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                   COMMON STOCK
                               --------------------     PAID-IN      TREASURY     RETAINED
                                SHARES       AMOUNT     CAPITAL       STOCK       EARNINGS       TOTAL
                               ---------     ------     --------     --------     ---------     --------
                               (IN THOUSANDS)
Balance at June 30, 1993.....  3,222,162      $127       $  441      $ (2,459)    $ (23,169)    $(25,060)
  Purchase of Treasury
     Stock...................   (582,000)       --           --          (560)           --         (560)
  Retirement of Treasury
     Stock...................         --       (43)        (150)        3,019        (2,826)          --
  Net income.................         --        --           --            --        27,283       27,283
                               ---------      ----        -----       -------      --------     --------
Balance at June 30, 1994.....  2,640,162        84          291            --         1,288        1,663
  Net income.................         --        --           --            --           149          149
                               ---------      ----        -----       -------      --------     --------
Balance at June 30, 1995.....  2,640,162        84          291            --         1,437        1,812
  Issuance of Common Stock...     38,000        19                                                    19
  Net income.................         --        --           --            --           824          824
                               ---------      ----        -----       -------      --------     --------
Balance at June 30, 1996.....  2,678,162      $103       $  291            --     $   2,261     $  2,655
                               =========      ====        =====       =======      ========     ========

                            See accompanying notes.

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                     YEAR ENDED JUNE 30,
                                                               --------------------------------
                                                                 1994        1995        1996
                                                               --------     -------     -------
                                                                        (IN THOUSANDS)
OPERATING ACTIVITIES
Net income...................................................  $ 27,283     $   149     $   824
Adjustments to reconcile net income to net cash provided by
  continuing operations:
  Depreciation...............................................     2,321       1,821       1,868
  Amortization of other assets...............................       216         143          46
  Gain on debt extinguishment................................   (10,766)         --          --
  Gain on disposal of discontinued operations................   (23,081)         --          --
  Gain on sale of securities.................................      (296)         --          --
  Gain on sale of equipment..................................        --        (471)       (351)
  Deferred income taxes......................................       315          --         411
  Provision for bad debts....................................       354          54         133
  (Increase) decrease in operating assets:
     Accounts receivable.....................................       476      (1,560)     (1,488)
     Inventories.............................................       (77)        275        (369)
     Costs and estimated earnings in excess of billings on
       uncompleted contracts.................................        --        (164)       (252)
     Prepaid expenses and other assets.......................       255        (597)       (399)
  Increase (decrease) in operating liabilities:
     Accounts payable and accrued expenses...................     1,016         544       2,277
     Billings in excess of costs and estimated earnings on
       uncompleted contracts.................................    (1,837)        200           5
     Other liabilities.......................................     1,888          87        (754)
                                                               --------     -------     -------
Net cash (used in) provided by continuing operations.........    (1,933)        481       1,951
INVESTING ACTIVITIES
Additions to fixed assets....................................    (1,171)     (1,477)     (2,970)
Proceeds from disposal of fixed assets.......................       128         594         380
Proceeds from disposal of discontinued operations............    21,638          --          --
Costs of disposal of discontinued operations.................    (1,554)         --          --
Proceeds from sale of investments............................       309          --          --
Increase in obligations from affiliates......................      (755)       (519)       (581)
                                                               --------     -------     -------
Net cash provided by (used in) investing activities..........    18,595      (1,402)     (3,171)
FINANCING ACTIVITIES
Purchase of treasury stock...................................      (440)         --          --
Amounts paid for debt extinguishment.........................   (10,000)         --          --
Costs of debt extinguishment.................................      (223)         --          --
Proceeds from issuance of stock..............................        --          --          19
Proceeds from borrowings.....................................     1,449       3,292       1,663
Repayments of borrowings.....................................    (6,739)     (2,423)     (1,237)
                                                               --------     -------     -------
Net cash (used in) provided by financing activities..........   (15,953)        869         445
                                                               --------     -------     -------
Net increase (decrease) in cash..............................       709         (52)       (775)
Cash and cash equivalents at beginning of year...............       638       1,347       1,295
                                                               --------     -------     -------
Cash and cash equivalents at end of year.....................  $  1,347     $ 1,295     $   520
                                                               ========     =======     =======

                            See accompanying notes.

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 (IN THOUSANDS)
                          AS OF JUNE 30, 1995 AND 1996
              AND FOR THE YEARS ENDED JUNE 30, 1994, 1995 AND 1996

1. ORGANIZATION AND PRESENTATION

     Video Services Corporation, through its wholly-owned subsidiaries (hereinafter collectively referred to as the "Company"), operates primarily in the United States and provides a broad range of services to the video industry. See Note 12 for additional segment information. All significant intercompany accounts and transactions have been eliminated.

2. SIGNIFICANT ACCOUNTING POLICIES

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  Reclassification

     Certain amounts have been reclassified.

  Revenue Recognition

     Revenue from the sale of equipment and services is recorded at the time of shipment of equipment or the completion of services for the customer. Revenue from long-term contracts is recognized under the percentage-of-completion method, under which method the Company recognizes revenues based on the ratio that incurred costs bear to estimated total completion costs. Provision is made currently for estimated losses, if any, on uncompleted contracts.

  Fixed Assets

     Property and equipment are recorded at cost and depreciated predominantly by the straightline method over their estimated useful lives. Leasehold improvements are amortized over the shorter of their estimated useful lives or the term of the underlying lease. Estimated useful lives by class of assets are as follows:

        Machinery and equipment........................................  3-10 years
        Equipment held for rental......................................  3-10 years
        Furniture and fixtures.........................................  3-10 years
        Leasehold improvements.........................................  3-14 years
        Transportation equipment.......................................  3-7 years

     Repairs and maintenance are charged to expense as incurred. Expenditures that result in the enhancement of the value of the facilities involved are treated as additions to property and equipment. Cost of property and equipment disposed of and accumulated depreciation thereon are removed from the related accounts, and gain or loss, if any, is recognized.

     Property and equipment of the Company are reviewed for impairment whenever events or circumstances indicate that the asset's undiscounted expected cash flows are not sufficient to recover its carrying amount. The Company measures an impairment loss by comparing the fair value of the asset to its carrying amount. Fair value of an asset is calculated as the present value of expected future cash flows.

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES

  Inventories

     Inventories of system components and equipment are valued at the lower of specific cost or market; tape stock is valued at the lower of average cost or market.

  Income Taxes

     The Company accounts for income taxes under SFAS No. 109, "Accounting for Income Taxes".

     The Company uses different methods of accounting for financial reporting and tax purposes, principally through the utilization of accelerated depreciation methods for income tax purposes, certain valuation allowances and net operating loss carryforwards; accordingly, deferred taxes are provided on the basis of such differences.

  Goodwill

     In connection with the acquisition of a subsidiary, the Company recorded goodwill of $554, which is being amortized over 40 years and is included in other assets on the accompanying balance sheet, net of accumulated amortization of $82 and $91 at June 30, 1995 and 1996, respectively.

  Investments

     Investments consist of unregistered common stock of International Post Limited ("IPL"), a publicly-traded company, and are carried at cost. See Notes 8, 15 and 20.

  Customer Concentrations

     Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of trade accounts receivable. The Company conducts most of its operations in the video industry. The Company performs ongoing credit evaluations of its customers' financial condition and generally requires no collateral from its customers. Management believes it has reasonably estimated losses from uncollectible receivables. The Company had sales to one individual Systems and Products segment customer in 1994 and two Systems and Products segment customers in 1996 in excess of 10% of consolidated 1994 and 1996 revenues, respectively. Sales to such customers aggregated to 22% and 30% of consolidated 1994 and 1996 revenues, respectively.

  Cash and Cash Equivalents

     The Company classifies as cash equivalents all short-term highly liquid investments that are readily convertible to known amounts of cash and so near maturity (three months or less) that they present insignificant risk in changes in value because of changes in interest rates.

     Cash equivalents at June 30, 1995 and 1996 of $125 and $131, respectively are used to collateralize a standby letter of credit, related to an operating lease.

  Fair Value of Financial Instruments

     The carrying amounts reported in the balance sheet for cash, accounts receivable, accounts payable, and other accrued liabilities approximate fair value due to the short maturity of these items. The carrying amount of the amounts due under the line of credit approximate fair value because the interest rates vary with market interest rates. The carrying amount of long-term debt approximates fair value based on prevailing interest rates.

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES

  Impact of Recently Issued Accounting Standards

     In March 1995, the Financial Accounting Standards Board ("FASB") issued Statement No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. Statement 121 also addresses the accounting for long-lived assets that are expected to be disposed of. The Company will adopt Statement 121 in the first quarter of 1997 and, based on current circumstances, does not believe the effect of adoption will be material.

     In October 1995, the FASB issued Statement No. 123, "Accounting for Stock Based Compensation," which is effective for the Company's 1997 fiscal year. Statement No. 123 allows companies to either account for stock-based compensation under the new provisions of Statement No. 123 or under the provisions of APB No. 25, but requires pro forma disclosure in the footnotes to the financial statements as if the measurement provisions of Statement No. 123 had been adopted. The Company intends to continue accounting for its stock-based compensation in accordance with the provisions of APB No. 25. As such, the adoption of Statement No. 123 will not impact the financial condition or the results of operations of the Company.

 3. ACCOUNTS RECEIVABLE

                                                                         JUNE 30,
                                                                     -----------------
                                                                      1995       1996
                                                                     ------     ------
        Accounts receivable, trade.................................  $4,970     $3,806
        Contract receivables billed:
          Uncompleted contracts....................................     845        694
          Completed contracts......................................     334        580
                                                                     ------     ------
                                                                      6,149      5,080
        Less: allowance for doubtful accounts......................     651        180
                                                                     ------     ------
                                                                     $5,498     $4,900
                                                                     ======     ======

 4. COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

                                                                        JUNE 30,
                                                                   -------------------
                                                                    1995        1996
                                                                   -------     -------
        Costs incurred on uncompleted contracts to date..........  $ 9,844     $12,216
        Estimated earnings to date...............................    2,309       2,827
                                                                   -------     -------
                                                                    12,153      15,043
        Less: billings to date...................................   12,905      15,548
                                                                   -------     -------
        Billings in excess of costs and estimated earnings on
          uncompleted contracts..................................  $  (752)    $  (505)
                                                                   =======     =======

     Included in accompanying balance sheets under the following caption:

                                                                         JUNE 30,
                                                                      ---------------
                                                                      1995      1996
                                                                      -----     -----
        Costs and estimated earnings in excess of billings on
          uncompleted contracts.....................................  $ 164     $ 416
        Billings in excess of costs and estimated earnings on
          uncompleted contracts.....................................   (916)     (921)
                                                                      -----     -----
                                                                      $(752)    $(505)
                                                                      =====     =====

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES

 5. FIXED ASSETS

     Fixed assets, at cost, summarized by major categories, consist of the following:

                                                                        JUNE 30,
                                                                   -------------------
                                                                    1995        1996
                                                                   -------     -------
        Machinery and equipment..................................  $22,263     $16,880
        Furniture and fixtures...................................      922         606
        Leasehold improvements...................................    2,403       2,062
        Transportation equipment.................................      304         171
                                                                   -------     -------
                                                                    25,892      19,719
        Less: accumulated depreciation...........................   21,224      14,623
                                                                   -------     -------
                                                                   $ 4,668     $ 5,096
                                                                   =======     =======

 6. INVENTORIES

     Inventories are summarized as follows:

                                                                          JUNE 30,
                                                                        -------------
                                                                        1995     1996
                                                                        ----     ----
        System components and equipment, net of obsolescence allowance
          of $553 and $579............................................  $273     $312
        Tape stock....................................................   160       --
                                                                        ----     ----
                                                                        $433     $312
                                                                        ====     ====

 7. PREPAID EXPENSES AND OTHER CURRENT ASSETS

     Prepaid expense and other current assets consist of the following:

                                                                          JUNE 30,
                                                                        -------------
                                                                        1995     1996
                                                                        ----     ----
        Prepaid expenses..............................................  $188     $245
        Insurance claim receivable....................................   380       --
        Other.........................................................    86       96
                                                                        ----     ----
                                                                        $654     $341
                                                                        ====     ====

 8. OTHER ASSETS

     Other assets, net of amortization, consist of the following:

                                                                         JUNE 30,
                                                                     -----------------
                                                                      1995       1996
                                                                     ------     ------
        Goodwill...................................................  $  516     $  463
        Investments................................................     220        205
        Cash value of officers' life insurance (net of borrowings
          of $764 and $123)........................................     292      1,126
        Other......................................................     274         92
                                                                     ------     ------
                                                                     $1,302     $1,886
                                                                     ======     ======

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES

     Included in other assets are 212,096 unregistered shares of IPL with a cost basis of $205. The Company was restricted from selling these shares until February 15, 1995. Additionally, the Company has granted options on 65,000 of these shares to certain directors of IPL.

     As of June 30, 1995 and 1996, registered tradable shares of IPL had a fair market value of $4.50 and $3.88 per share, respectively. See Note 20.

 9. OTHER CURRENT LIABILITIES

     Other current liabilities consist of the following:

                                                                         JUNE 30,
                                                                     -----------------
                                                                      1995       1996
                                                                     ------     ------
        Wages payable..............................................  $  507     $  511
        Customer deposits..........................................     630          5
        Sales and payroll taxes payable............................     313        553
        Other......................................................     435        201
                                                                     ------     ------
                                                                     $1,885     $1,270
                                                                     ======     ======

10. LONG-TERM DEBT

                                                                         JUNE 30,
                                                                     -----------------
                                                                      1995       1996
                                                                     ------     ------
        Notes payable to equipment manufacturer, bearing interest
          at 9.9%-12.25%, collateralized by fixed assets with a net
          book value of $421 and $499..............................  $  453     $  537
        Notes payable to credit institutions, bearing interest at
          10.0%-13.0%, collateralized by fixed assets with a net
          book value of $4,247 and $4,597..........................   2,921      2,784
        Capital lease obligations bearing interest at
          11.3%-16.4%..............................................     155        114
                                                                     ------     ------
                                                                      3,529      3,435
        Less: Current maturities...................................   1,141      1,362
                                                                     ------     ------
                                                                     $2,388     $2,073
                                                                     ======     ======

     The Company has a short-term debt line of credit of $1,500, ($503 and $656 outstanding at June 30, 1995 and 1996) which is collateralized by accounts receivable and certain machinery and equipment and bears interest at prime (9.0% and 8.25% at June 30, 1995 and 1996, respectively) plus 1.75%. The Company's weighted average interest rates were 10.75% and 10.36% during 1995 and 1996, respectively.

     The following is a schedule of principal payments, exclusive of capital lease obligations.

                1997................................................  $1,317
                1998................................................     938
                1999................................................     527
                2000................................................     402
                2001................................................     137
                                                                      ------
                                                                      $3,321
                                                                      ======

     Interest payments totaled $785, $466 and $522 for the years ended June 30, 1994, 1995 and 1996, respectively.

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES

     The Company leases certain equipment from unaffiliated entities; such equipment has been classified as machinery and equipment. Future minimum lease payments under capital leases together with the present value of the related minimum payments as of June 30, 1996 are:

                                    FISCAL YEAR                               AMOUNT
        --------------------------------------------------------------------  ------
        1997................................................................   $ 59
        1998................................................................     51
        1999................................................................     15
        2000................................................................     11
        2001................................................................     --
                                                                               ----
        Total minimum lease payments........................................    136
        Less: amount representing interest..................................     22
                                                                               ----
        Present value of minimum lease payments.............................   $114
                                                                               ====

     Leased property under capital leases are classified in fixed assets as follows:

                                                                          JUNE 30,
                                                                        -------------
                                                                        1995     1996
                                                                        ----     ----
        Machinery and equipment.......................................  $170     $170
        Less: accumulated amortization................................    16       79
                                                                        ----     ----
                                                                        $154     $ 91
                                                                        ====     ====

11. RELATED PARTIES

     At June 30, 1995 and 1996, the Company had amounts receivable of $1,442 and $1,656, respectively from two real estate partnerships (MAL Partners and L.I.M.A. Partners) that are owned by the principal stockholders of the Company. The Company also had amounts (payable) and receivable of $(35) and $84, respectively from other affiliated entities. The affiliate balances principally arose from working capital loans made by the Company. The Company rents space from entities (including MAL and L.I.M.A. Partners) whose principals own a majority interest in the Company, including affiliates to whom the Company has made working capital loans. Total payments in connection with leases with related parties approximated $1,273, $1,146 and $1,177 for 1994, 1995 and 1996, respectively. The ability of the affiliates to repay these loans is contingent upon receiving lease payments from the Company in excess of third party financing and operating costs. See Note 20.

     At June 30, 1995 and 1996, the Company had amounts receivable from officers of $158 and $326, respectively.

12. BUSINESS SEGMENT INFORMATION

     The Company's continuing operations have been classified into two business segments: Systems and Products, and Transmission Services. The Systems and Products segment includes the production of turnkey video systems for the broadcast and cable television industries, as well as video equipment rental. The Transmission Services segment includes satellite and fiber optic video transmission, including video switching with connections to broadcast television networks, cable television operators and local television stations. The Diversified Products segment is shown as discontinued operations (see Note 16).

     The Company operates primarily in the United States; foreign operations are not significant. Intersegment sales are accounted for at cost.

     The Company does not allocate income and expenses that are of a general corporate nature to industry segments in computing operating income. These include general corporate expenses, interest income and

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES expense, and certain other income and expenses not directly attributable to a specific segment. Identifiable assets by segment include assets directly identifiable with those operations. Other assets primarily consist of corporate cash and cash equivalents and fixed assets associated with nonsegment activities.

     Summarized financial information by business segment for 1994, 1995 and 1996 is as follows:

                                                                 1994        1995        1996
                                                                -------     -------     -------
Net revenues from unaffiliated customers:
  Systems and Products........................................  $15,155     $11,660     $20,499
  Transmission Services.......................................    5,236       7,779       9,241
                                                                -------     -------     -------
Net revenues..................................................  $20,391     $19,439     $29,740
                                                                =======     =======     =======
Intersegment revenues:
  Systems and Products........................................  $   463     $ 1,295     $   795
  Transmission Services.......................................    1,398         913         792
                                                                -------     -------     -------
Total intersegment revenues...................................  $ 1,861     $ 2,208     $ 1,587
                                                                =======     =======     =======
Operating income (loss):
  Systems and Products........................................  $   769     $ 1,266     $ 2,881
  Transmission Services.......................................     (469)      1,168       1,794
  Corporate expenses..........................................   (2,469)     (1,944)     (2,288)
                                                                -------     -------     -------
Operating income (loss) from continuing operations............   (2,169)        490       2,387
                                                                -------     -------     -------
  Interest expense, net.......................................   (2,405)       (465)       (485)
  Other income................................................      253         198          97
Income (loss) before income taxes, discontinued operations and
  extraordinary items.........................................  $(4,321)    $   223     $ 1,999
                                                                =======     =======     =======
Identifiable assets at June 30:
Systems and Products..........................................  $ 1,822     $ 2,981     $ 6,025
Transmission Services.........................................    4,846       5,465       5,255
Discontinued operations.......................................    3,097       2,904       1,175
Corporate.....................................................    3,966       4,655       4,850
                                                                -------     -------     -------
Total assets..................................................  $13,731     $16,005     $17,305
                                                                =======     =======     =======
Additions to fixed assets:
Systems and Products..........................................  $   632     $    --     $ 1,231
Transmission Services.........................................      283       1,189       1,117
Discontinued operations.......................................      256         102         557
Corporate.....................................................       --         186          65
                                                                -------     -------     -------
Net capital expenditures......................................  $ 1,171     $ 1,477     $ 2,970
                                                                =======     =======     =======
Depreciation:
Systems and Products..........................................  $   784     $   510     $   632
Transmission Services.........................................    1,088         908         900
Corporate.....................................................      143          99          76
                                                                -------     -------     -------
Total depreciation from continuing operations.................  $ 2,015     $ 1,517     $ 1,608
                                                                =======     =======     =======

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES

13. INCOME TAXES

     The provision for federal and state income taxes (exclusive of tax expense (benefit) from discontinued operations) consists of the following:

                                                                    JUNE 30,
                                                           ---------------------------
                                                             1994       1995      1996
                                                           --------     -----     ----
        Federal:
          Current........................................  $   (191)    $  --     $ 21
          Deferred.......................................        --       127      633
          Adjustments to valuation allowance.............    (9,416)     (127)      --
        State:
          Current........................................       (39)       --      104
          Deferred.......................................       (47)      230      124
          Adjustments to valuation allowance.............    (3,452)     (230)     (95)
                                                           --------     -----     ----
                                                           $(13,145)    $  --     $787
                                                           ========     =====     ====

     The reconciliation between the statutory tax rate and those reflected in the Company's income tax provision for continuing operations is as follows:

                                                                      JUNE 30,
                                                              -------------------------
                                                              1994       1995      1996
                                                              -----     ------     ----
        Statutory tax rate..................................  (34.0)%     34.0%    34.0%
        Change in valuation allowance.......................   (270)    (125.1)    (3.2)
        Officers life insurance.............................     --        7.6       --
        Non-deductible travel and entertainment.............     --       15.7       --
        State and local taxes, net of federal benefit.......     (1)      66.8      7.4
        Other...............................................      1          1      1.2
                                                              -----     ------     ----
                                                               (304)%        0%    39.4%
                                                              =====     ======     ====

     The components of deferred federal and state income tax assets and liabilities are as follows:

                                                                         JUNE 30,
                                                                     ----------------
                                                                      1995      1996
                                                                     ------     -----
        Receivable allowance.......................................  $  207     $ 314
        Inventory reserves.........................................     216       253
        Other......................................................       2        27
                                                                       ----     -----
                                                                        425       594
        Federal and state net operating loss
          carryforwards............................................   1,365       709
        Accelerated depreciation...................................    (959)     (978)
        Valuation allowance........................................    (804)     (709)
                                                                       ----     -----
                                                                       (398)     (978)
                                                                       ----     -----
        Deferred tax asset (liability).............................  $   27     $(384)
                                                                       ====     =====

     Included within deferred and other taxes payable are accrued income tax liabilities of $1,430 and $1,497 as of December 31, 1995 and 1996, respectively.

     The valuation allowance decreased by approximately $357 and $95 in 1995 and 1996, respectively, as a result of the utilization and planned realization of net operating loss carryforwards.

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES

     As of June 30, 1995 and 1996, the Company has operating loss carryforwards for state income tax purposes of $804 and $709 expiring by 2011, respectively. A valuation allowance has been provided.

     The Company has made payments for Federal and state income taxes of $36, $426 and $500 for the years ended June 30, 1994, 1995 and 1996, respectively.

14. RETIREMENT PLANS

     The Company provides retirement benefits principally through a profit-sharing and deferred compensation plan which covers most employees. Matching contributions by the Company to the plan are based on participant contributions (which is limited to a fixed percentage of participant compensation). The Company may make additional contributions to the plan at its discretion.

     Plan expense, which represents the matching employer contributions, amounted to $46, $41 and $50 for the years ended June 30, 1994, 1995 and 1996.

15. DISCONTINUED OPERATIONS

  Post Production Operations (VSC Post Production Inc. (POST))

     On July 30, 1992, the Company contributed substantially all of the assets and liabilities (net liabilities of approximately $2,217) of its post production subsidiary to a newly-created general partnership, Manhattan Transfer/Edit Company (MTE Co.), in return for a 22% equity interest. The net liabilities included debt of approximately $6 million for which MTE Co. became primarily liable. As a general partner, the Company remained contingently liable.

     The recognition of the $2,217 net liability as income was directly linked to the extinguishment of the related debt and the corresponding release of the Company from the remaining contingent liability. Income was to be recorded on a pro-rata basis with the related debt retirement. As of June 30, 1993, $1,496 of the aforementioned net liability remained.

     The Company recorded equity income of $483, representing 22% of the income of MTE Co. from July 1, 1993 through February 15, 1994.

     On February 15, 1994, pursuant to a reorganization of MTE Co., the Company exchanged its 22% equity ownership in MTE Co. for 763,583 shares of IPL, a corporate successor to MTE Co. IPL simultaneously consummated a public offering of its stock. These events have released the Company from its contingent liability on the aforementioned debt allowing the recognition of the remaining $1,496 as income during the year ended June 30, 1994.

     A net gain of $1,648 was recognized when 193,125 of these shares were sold in conjunction with the public offering of IPL. A net gain of $1,363 was recognized when 252,181 of the IPL shares held by the Company were given to subordinated debt holders in partial settlement of an obligation (See Note 17). The $1,363 represents the excess of fair market value over carrying value of the related shares. Cash proceeds of the aforementioned transactions were approximately $4,208.

  International Services Group (Audio Plus Video International Inc.)

     The Company had made a decision to pursue the sale of its international services group in the beginning of 1994. Revenues and results of operations prior to the measurement date were not material. Net sales of the international services group for the period July 1, 1993 through February 15, 1994 were $6,086. Operating income for this period was $660 net of tax expense of $559.

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES

     On February 15, 1994, the Company sold its international services group to IPL. The proceeds from the sale consisted of $17,430 in cash and $2,750 in restricted stock of IPL. The Company has recorded a gain on disposition of $9,443, net of tax effect of $7,429.

  Diversified Products

     On January 2, 1997, management, which has the authority to approve the action, committed the Company to a formal plan to discontinue the operations of its Diversified Products segment as a condition to the proposed merger with IPL (see Note 20). The Diversified Products segment principally provides professional and industrial videotape duplication and blank videotape distribution.

     Losses from the discontinued operations of the Diversified Products segment amounted to $359 in 1994, $74 in 1995 and $636 in 1996, net of applicable income tax benefit of $24, $0 and $248, respectively.

     Revenues of the discontinued operations of the Diversified Products segment were $13,967 in 1994, $12,312 in 1995 and $13,179 in 1996.

     Net assets of the discontinued operations of the Diversified Products segment as of June 30, 1996, in thousands, consisted of the following:

        Accounts receivable, net...........................................  $ 1,953
        Inventories........................................................      490
        Prepaid expenses and other current assets..........................       44
        Fixed assets, net..................................................      645
        Other assets.......................................................      120
        Accounts payable and accrued expenses..............................   (1,305)
        Notes payable......................................................     (300)
        Other current liabilities..........................................     (405)
        Long-term debt.....................................................      (67)
                                                                             -------
                                                                             $ 1,175
                                                                             =======

16. COMMITMENTS AND CONTINGENCIES

  Lease Commitments

     The Company leases certain property and equipment under leases accounted for as operating leases. Certain of such leases include escalation clauses. At June 30, 1996, future minimum rental payments under noncancelable leases were as follows:

                                                         AFFILIATED     UNAFFILIATED     TOTAL
                                                         ----------     ------------     -----
        1997...........................................     $514            $193         $ 707
        1998...........................................      300             194           494
        1999...........................................      300             194           494
        2000...........................................      300             133           433
        2001...........................................       75              47           122
        Thereafter.....................................       --              16            16

     Aggregate rental expense for continuing operations amounted to $1,444, $1,391 and $1,286 for the years ended June 30, 1994, 1995 and 1996. Affiliated rental expense amounted to $1,273, $1,146 and $1,177 for the years ended June 30, 1994, 1995 and 1996.

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES

17. EXTRAORDINARY GAIN

     On February 15, 1994, the Company arranged to transfer $10,000 cash and 318,181 restricted shares of IPL stock to subordinated debt holders in full settlement of a $15,000 bond obligation and the related accrued interest of $8,321. This stock had a carrying value of $969 and a fair market value as of the date of transfer of $2,332. Approximately $223 of costs were incurred in negotiating this settlement and have been charged as an offset to gain on debt extinguishment.

18. TREASURY STOCK

     During February 1994, the Company purchased 582,000 shares of its outstanding common stock from a shareholder and a related trust, for cash of $440 and certain assets with a carrying value of $120, including $88 of IPL stock.

     On June 30, 1994, the Company retired 1,362,401 shares of common stock representing all the treasury stock outstanding.

19. SUBSEQUENT EVENTS

     Effective July 1, 1996, the Company revised several one year operating leases for office space with L.I.M.A. Partners into five year leases. The annual minimum rental payments under these noncancelable leases will be $310.

     In August 1996, the Company acquired undeveloped real estate from L.I.M.A. Partners for $1,000 and entered into a six year mortgage with a financial institution for $600. The annual principal payments are $100 and bear interest at prime plus 1%. The transaction, which represented a transfer between entities under common control, will be recorded at the lower of historical cost or fair value.

20. PROPOSED MERGER AND ACQUISITION

     On June 27, 1997, the Company signed a definitive agreement to merge ("Merger Agreement") with IPL. Subject to the terms and conditions of the Merger Agreement, the holders of all of the Company's common stock will receive 7,223,445 shares of IPL common stock. The merger will be accounted for as a reverse acquisition whereby the pre-merger financial statements of the Company will become the historical financial statements of the successor. The acquired assets and liabilities of IPL will be recorded at their respective fair market values at the date of merger. The merger is expected to be consummated during the fourth quarter of 1997.

     In connection with, and as a condition to, the Merger Agreement, immediately prior to the merger, the Diversified Products segment will be spun-off to the Company's stockholders in a non-cash dividend and the net assets of MAL Partners and L.I.M.A. Partners, two real estate partnerships owned by the principal stockholders of the Company, will be contributed to the Company in the form of a capital contribution (or repayment of affiliated receivables).

                  VIDEO SERVICES CORPORATION AND SUBSIDIARIES

                                                                      APPENDIX D

                           INTERNATIONAL POST LIMITED
                         1997 LONG TERM INCENTIVE PLAN

                           INTERNATIONAL POST LIMITED
                         1997 LONG TERM INCENTIVE PLAN

                                                                                               PAGE
                                                                                               ----
1.    Purposes; Definitions..................................................................     1

2.    Administration.........................................................................     3
      2.1    Compensation Committee..........................................................     3
      2.2    Duties and Powers of Committee..................................................     3
      2.3    Majority Rule...................................................................     3
      2.4    Compensation; Professional Assistance; Good Faith Actions.......................     3
      2.5    Designated Beneficiaries........................................................     3
3.    Shares Subject to the Plan.............................................................     4
      3.1    Shares Subject to the Plan......................................................     4
      3.2    Changes in Company's Shares.....................................................     4

4.    Eligibility............................................................................     4

5.    Stock Options..........................................................................     4
      5.1    Grants..........................................................................     4
      5.2    Terms...........................................................................     5
             (a)   Price.....................................................................     5
             (b)   Term......................................................................     5
             (c)   Vesting...................................................................     5
             (d)   Termination of Employment.................................................     5
      5.3    Nontransferability..............................................................     6
      5.4    Exercise of Options.............................................................     6
             (a)   Method of Exercise........................................................     6
             (b)   Deferred Transfers........................................................     6

6.    Stock Appreciation Rights..............................................................     6
      6.1    Grants..........................................................................     6
      6.2    Terms...........................................................................     7
             (a)   Price/Amount Paid on Exercise.............................................     7
             (b)   Term......................................................................     7
             (c)   Vesting...................................................................     7
             (d)   Termination of Employment.................................................     7
      6.3    Nontransferability..............................................................     7
      6.4    Method of Exercise..............................................................     8
      6.5    Effects of Exercise.............................................................     8

                                                                                               PAGE
                                                                                               ----
7.    Restricted Shares......................................................................     8
      7.1    Grants..........................................................................     8
      7.2    Terms...........................................................................     8
             (a)   Acceptance of Award.......................................................     8
             (b)   Price.....................................................................     8
             (c)   Restrictions and Conditions...............................................     9
      7.3    Stock Certificates..............................................................     9

8.    Change in Control Provisions...........................................................     9
      8.1    Impact of Event.................................................................     9
      8.2    Definition of Change in Control.................................................    10

9.    Miscellaneous..........................................................................    10
      9.1    Effective Date..................................................................    10
      9.2    Amendment, Suspension or Termination of the Plan................................    10
      9.3    Amendment of Award..............................................................    11
      9.4    No Rights as Stockholder........................................................    11
      9.5    Effect of Plan Upon Other Compensation and Incentive Plans......................    11
      9.6    Regulations and Other Approvals; Governing Law..................................    11
      9.7    Governing Law...................................................................    12
      9.8    Withholding of Taxes............................................................    12
      9.9    No Right to Continued Employment................................................    12
      9.10   Titles; Constructions...........................................................    12

                           INTERNATIONAL POST LIMITED
                         1997 LONG TERM INCENTIVE PLAN

1. PURPOSES; DEFINITIONS.

     The purposes of the Plan are to further the growth, development and financial success of the Company by providing incentives to those officers and other key employees who have the capacity for contributing in substantial measure toward the growth and profitability of the Company and to assist the Company in attracting and retaining employees with the ability to make such contributions. To accomplish such purposes, the Plan provides that the Company may grant Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights and Restricted Stock.

     Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary.

     "Board" shall mean the Board of Directors of the Company.

     "Cause" shall mean the willful failure by an Employee, consultant or independent contractor to perform his duties or services with the Company or a Subsidiary or the willful engaging in conduct which is injurious to the Company or a Subsidiary, monetarily or otherwise, as determined by the Committee in its sole discretion, provided that, if the Employee, consultant or independent contractor has entered into an employment or other agreement with the Company or a Subsidiary, then the word "Cause" shall have the meaning attributed to it in such agreement.

     "Change in Control" shall have the meaning set forth in Section 8.2.

     "Change in Control Date" shall have the meaning set forth in Section 8.2.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" shall mean the Compensation Committee of the Board, appointed as provided in Section 2.1.

     "Company" shall mean International Post Limited, a Delaware corporation, and any successor corporation.

     "Designated Beneficiary" shall have the meaning set forth in Section 2.5.

     "Early Retirement" shall mean retirement from active employment with the Company or a Subsidiary (a) on or after attainment of age fifty-five (55) and the completion of fifteen (15) years of service, or (b) in accordance with the early retirement provisions of a pension plan maintained by the Company or a Subsidiary.

     "Effective Date" shall have the meaning set forth in Section 9.1.

     "Employee" shall mean any employee (including any officer whether or not a director) of the Company, or of any corporation which is then a Subsidiary that has been designated by the Committee to participate in the Plan.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" per Share as of a particular date shall mean:

          (a) the closing sales price per Share on a national securities exchange or other stock market (e.g., The Nasdaq Stock Market) for the last preceding date on which there was a sale of Shares on such exchange; or

          (b) if clause (a) does not apply and the Shares are then quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the closing price per Share as reported on NASDAQ for the last preceding date on which a sale was reported; or

          (c) if clause (a) or (b) does not apply and the Shares are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which such bid and asked prices were quoted; or

          (d) if clause (a), (b) or (c) does not apply, such value as the Committee, in good faith, shall determine to equal the fair market value of a Share.

     "Incentive Stock Option" shall mean an Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     "Nonqualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

     "Normal Retirement" shall mean retirement from active employment with the Company or a Subsidiary (a) on or after attainment of age sixty-five (65), or
(b) in accordance with the normal retirement provisions of a pension plan maintained by the Company or a Subsidiary.

     "Option" shall mean an option to purchase Shares (including Restricted Shares, if the Committee so determines) granted pursuant to Section 5.1.

     "Optionee" shall mean an Employee, consultant or independent contractor to whom an Option has been granted pursuant to the Plan.

     "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company), or if each group of commonly controlled corporations, then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "Participant" shall mean an Employee, consultant or independent contractor to whom an award is granted pursuant to the Plan.

     "Permanent Disability" shall mean that the Employee has suffered physical or mental incapacity of such nature as to prevent him from engaging in or performing the principal duties of his customary employment or occupation on a continuing or sustained basis, provided that, if an Employee has entered into an employment agreement with the Company or a Subsidiary, then the term "Permanent Disability" shall have the meaning attributed to it in such employment agreement. All determinations as to the date and extent of disability of any Employee shall be made by the Committee upon the basis of such evidence as it deems necessary or desirable.

     "Plan" shall mean this International Post Limited 1997 Long Term Incentive Plan, as hereinafter amended from time to time.

     "Restricted Shares" shall mean Shares which are awarded to a Participant that are subject to the restrictions described in Section 7.1.

     "Restriction Period" shall mean the period during which Restricted Shares are subject to the restrictions set forth in Section 7.2.

     "Retirement" shall mean a Participant's (a) Early Retirement that the Committee, in its sole discretion, has determined should be treated as a Retirement for purposes of the Plan, or (b) Normal Retirement.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Share" shall mean a share of the Company's Common Stock, $0.01 par value.

     "Stock Appreciation Right" shall mean a right granted pursuant to Section 6.1.

     "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company, if each such corporation, other than the last corporation in the unbroken chain, then owns fifty percent (50%) or more of the total combined voting power in one of the other corporations in such chain.

     "Ten-Percent Stockholder" shall mean an Employee, who, at the time an Incentive Stock Option is to be granted to him, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary.

     "Termination of Employment" shall mean the time when the employee-employer relationship between the Employee and the Company, the Parent or a Subsidiary, or the consulting or independent contractor relationship between the consultant or independent contractor and the Company, the Parent or a Subsidiary, terminates for any reason whatsoever, but excluding any termination where there is a simultaneous reemployment by either the Company, the Parent or a Subsidiary, provided that, if a corporation that is a Subsidiary ceases to be a Subsidiary as a result of a sale of stock, such sale shall be deemed to be a Termination of Employment of the Participants who were employed by such corporation immediately prior to such date.

2. ADMINISTRATION.

     2.1  COMPENSATION COMMITTEE

     The Plan shall be administered by the Committee which shall consist of at least two individuals appointed by the Board and holding office at the pleasure of the Board. All Committee members shall be members of the Board, and must be both "Non-Employee Directors," as such term is described in Rule 16b-3 adopted by the Securities and Exchange Commission under the Exchange Act, if and as such Rule is in effect, and "Outside Directors," as such term is used in Code Section 162(m) and described in the Treasury Regulations thereunder. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

     2.2  DUTIES AND POWERS OF COMMITTEE

     It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its terms and provisions. The Committee shall have the power to interpret the Plan and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be binding upon all persons, including the Company, its stockholders, all Subsidiaries, Employees, Participants and Designated Beneficiaries.

     2.3  MAJORITY RULE

     The Committee shall act by a majority of its members in office. The Committee may act either by vote at a telephonic or other meeting or by a memorandum or other written instrument signed by a majority of the Committee.

     2.4  COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

     Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the awards hereunder, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

     2.5  DESIGNATED BENEFICIARIES

     If a Participant dies prior to receiving any payment due under the Plan, such payment shall be made to his Designated Beneficiary. A Participant's Designated Beneficiary shall be the beneficiary designated by a

Participant, in a manner determined by the Committee, to receive amounts due the Participant in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's estate.

3. SHARES SUBJECT TO THE PLAN.

     3.1  SHARES SUBJECT TO THE PLAN

     The maximum number of Shares that may be the subject of or related to awards under this Plan is 735,000. The maximum number of Shares that may be the subject of or related to awards to any Participant during any fiscal year under the Plan is 100,000, subject to the aforementioned maximum number of Shares that may be granted in all fiscal years under the Plan. The Company shall reserve such number of Shares for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each. In the event that (a) an Option or Stock Appreciation Right is settled for cash or expires or is terminated unexercised as to any Shares covered thereby, or (b) an Option or Stock Appreciation Right is canceled or forfeited for any reason under the Plan without the delivery of Shares or any Restricted Shares are forfeited for any reason, such Shares shall thereafter be again available for award pursuant to the Plan; provided, however, that for purposes of determining the maximum number of Options or Stock Appreciation Rights that may be granted to any one Participant under the Plan in any fiscal year, an Option or Stock Appreciation Right canceled in the same fiscal year in which it is granted shall continue to be counted as outstanding during such fiscal year. In the event that any Participant delivers Shares to pay the exercise price of an Option or any other award granted hereunder, the number of Shares available for awards under the Plan shall be increased by the number of Shares so surrendered, to the extent permissible under Rule 16b-3 adopted by the Securities Exchange Commission under the Exchange Act, if and as such Rule is in effect.

     3.2  CHANGES IN COMPANY'S SHARES

     In the event that the Committee shall determine that any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off or other similar corporate event of a type described in Treasury Regulation Section 1.162-27(e)(2)(iii)(C) affects the Shares such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in such manner as the Committee may deem equitable, adjust any or all of (a) the number and kind of shares which thereafter may be awarded or optioned and sold or made the subject of Stock Appreciation Rights under the Plan, (b) the number and kind of shares subject to outstanding Options and other awards, and (c) the grant, exercise or conversion price with respect to any of the foregoing and/or, if deemed appropriate, make provision for a cash payment to a Participant or a person who has an outstanding Option or other award; provided, however, that the number of Shares subject to any Option or other award shall always be a whole number.

4. ELIGIBILITY.

     Any Employee who is an officer of the Company and/or a Subsidiary or who is designated by the Committee as a key Employee, and any individual determined by the Committee to be rendering substantial services as a consultant or independent contractor to the Company and/or a Subsidiary, shall be eligible to receive awards under this Plan. In general, an Employee may be designated as a key Employee if such Employee is responsible for or contributes to the management, growth, and/or profitability of the business of the Company and/or a Subsidiary.

5. STOCK OPTIONS.

     5.1  GRANTS

     Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the eligible Employees, consultants or independent contractors to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the terms and conditions applicable to the exercise of the Option; provided, however, that Incentive Stock Options shall be granted only to eligible Employees. The Committee shall have the authority to grant Incentive Stock Options, Nonqualified Stock Options or both. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code and any rules or regulations promulgated thereunder, including the requirement that the aggregate Fair Market Value (determined as of the date of grant) of the Shares with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company, the Parent and any Subsidiary become exercisable by an Optionee during any calendar year shall not exceed $100,000. To the extent that the limitation set forth in the preceding sentence is exceeded for any reason (including the acceleration of the time for exercise of an Option), the Options with respect to such excess amount shall be treated as Nonqualified Stock Options.

     5.2  TERMS

     Options shall be granted only pursuant to a written Option Agreement (the "Option Agreement"), which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan, including the following:

          (a) Price. The exercise price for the Shares subject to an Option, or the manner in which such exercise price is to be determined, shall be determined by the Committee, provided that the exercise price per Share for an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share as of the date the Incentive Stock Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

          (b) Term. Options shall be for such term as the Committee shall determine, provided that no Option shall be exercisable after the expiration of ten years from the date it is granted (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

          (c) Vesting. Options shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Option Agreement. To the extent not exercised, installments shall accumulate and may be exercised, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time. Notwithstanding the foregoing, the Committee may, in its sole discretion, provide that all or a part of the Shares received by an Optionee upon the exercise of a Nonqualified Stock Option shall be Restricted Shares subject to any or all of the restrictions or conditions set forth in Section 7.2(c).

          (d) Termination of Employment. In the event of the Termination of Employment of an Optionee, any outstanding Options held by such Optionee shall, unless the Option Agreement evidencing such Option provides otherwise, terminate as follows:

             (i) If (x) the Optionee's Termination of Employment is due to his death, Permanent Disability or Retirement, or (y) such Termination of Employment occurs after the occurrence of a Change in Control but on or before the second anniversary of a Change in Control and either (A) is an involuntary termination not for Cause or (B) is deemed to be a Termination of Employment as a result of the sale of stock of a Subsidiary (as provided in the definition of "Termination of Employment" in Section 1), all Options shall vest and become immediately exercisable for a period of one year following such Termination of Employment or until the expiration of their original terms, whichever is shorter, and shall thereafter terminate unless such Options are earlier terminated in accordance with Section 8.1(c).

             (ii) In all other cases, including Termination of Employment by an Optionee and Termination of Employment by the Company (whether with or without Cause), all Options (to the extent exercisable at the time of such Termination) shall be exercisable for a period of thirty (30) days following the Optionee's Termination of Employment or until the expiration of their original term, whichever is shorter, and shall thereafter terminate.

     Notwithstanding the foregoing, the Committee may provide, either at the time an Option is granted or, in connection with an Option other than an Incentive Stock Option, thereafter, that the Option may be exercised after the periods provided in this Section 5.2(d), but in no event beyond the original term of the Option.

     5.3  NONTRANSFERABILITY

     No Option granted hereunder shall be transferable by the Optionee to whom granted (or any permitted transferee of an Option) otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his guardian or legal representative. Notwithstanding the foregoing, the Committee may permit, pursuant to the express terms and conditions of an Option Agreement, the transfer by an Optionee of any Option, other than an Incentive Stock Option, (a) to such Optionee's spouse or any lineal ancestor or descendant of such Optionee,
(b) to any trust, the sole beneficiaries of which are any one or all of such Optionee or his/her spouse or lineal ancestor or descendant and (c) to such other persons as the Committee may approve. No right or interest hereunder shall be subject to any lien, obligation or liability of any holder of an award hereunder. The terms and conditions of such Option and any additional terms and conditions deemed necessary or appropriate by the Committee, shall be binding upon the beneficiaries, executors, administrators, heirs, successors and other permitted transferees of the Optionee.

     5.4  EXERCISE OF OPTIONS

     (a) Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by first class mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by full payment therefor and otherwise in accordance with the Option Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check or, at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transferring previously owned Shares to the Company, having Shares withheld or exercising pursuant to a "cashless exercise" procedure, or any combination thereof. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Option Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Option Agreement to the Optionee. Not less than one hundred (100) Shares may be purchased at any time upon the exercise of an Option unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option or the Committee determines otherwise, in its sole discretion.

     (b) Deferred Transfers. Installment or deferred transfer of Shares, or cash in lieu thereof, upon exercise of an Option, may be required by the Committee (subject to Section 9.3 of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Option not provided for in the original Option Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest or earnings on installment or deferred payments or the grant or crediting of dividend equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

6. STOCK APPRECIATION RIGHTS.

     6.1  GRANTS

     Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the eligible Employees, consultants or independent contractors to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered, and the terms and conditions applicable to the exercise of such rights. Stock Appreciation Rights may be granted in tandem with an Option, in addition to an Option, or freestanding and unrelated to an Option. In the case of a Nonqualified Stock Option, a tandem Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of an

Incentive Stock Option, a tandem Stock Appreciation Right may be granted only at the time of the grant of such Option, may be exercised only if and when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the exercise price of such Option, and shall contain such other terms and conditions required to comply with Section 422 of the Code and any rules or regulations promulgated thereunder.

     6.2  TERMS

     Stock Appreciation Rights shall be granted only pursuant to a written agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan, including the following:

          (a) Price/Amount Paid on Exercise. The exercise price for a Stock Appreciation Right shall be determined by the Committee, in its sole discretion, provided that the exercise price per Share for a Stock Appreciation Right granted in tandem with an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share as of the date such Stock Appreciation Right is granted (110% in the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option granted to a Ten-Percent Stockholder). Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash and/or Shares equal in value to the excess of the Fair Market Value of one Share on the date of exercise over the exercise price per Share for such Stock Appreciation Right, multiplied by the number of Shares in respect of which the Stock Appreciation Right shall have been exercised. The Committee shall determine whether the Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares. Notwithstanding the foregoing, the Committee may provide for the deferral of the payment of a Stock Appreciation Right in the same manner described in Section 5.4(b) for Options.

          (b) Term. Stock Appreciation Rights shall be for such term as the Committee shall determine and shall be set forth in each award agreement, provided that no Stock Appreciation Right shall be exercisable after the expiration of ten years from the date it is granted (five years in the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option granted to a Ten-Percent Stockholder).

          (c) Vesting. Stock Appreciation Rights shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the award agreement, provided that Stock Appreciation Rights granted in tandem with an Option shall be exercisable only at such time or times and to the extent that the Option to which they relate is exercisable in accordance with the provisions of the Plan and the Option Agreement. Any Stock Appreciation Right granted subsequent to the grant of a tandem Option, or freestanding and unrelated to an Option, shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of the death or Permanent Disability of the Participant prior to the expiration of the six-month period.

          (d) Termination of Employment. In the event of a Termination of Employment of a Participant, any outstanding Stock Appreciation Rights granted in tandem with an Option shall terminate when such Option terminates, and any other outstanding Stock Appreciation Rights held by such Participant shall, unless the award agreement provides otherwise, terminate at the time and in the manner described in Section 5.2(d) for Options.

     6.3  NONTRANSFERABILITY

     No Stock Appreciation Right granted hereunder shall be transferable by the Participant to whom granted (or any permitted transferee of a Stock Appreciation Right) otherwise than by will or the laws of descent and distribution, and a Stock Appreciation Right may be exercised during the lifetime of such Participant only by the Participant or his guardian or legal representative. Notwithstanding the foregoing, the Committee may permit, pursuant to the express terms and conditions of the award agreement, the transfer by a Participant of any Stock Appreciation Right (other than a Stock Appreciation Right granted in tandem with an Incentive Stock Option) (a) to such Participant's spouse or any lineal ancestor or descendant of such Participant, (b) to any trust, the sole beneficiaries of which are any one or all of such Participant or his/her spouse or lineal ancestor or descendant and (c) to such other persons as the Committee may approve. No right or interest hereunder shall be subject to any lien, obligation or liability of any holder of an award hereunder. The terms of such Stock Appreciation Right shall be binding upon the beneficiaries, executors, administrators, heirs, successors and other permitted transferees of the Participant.

     6.4  METHOD OF EXERCISE

     The exercise of a Stock Appreciation Right shall be made only by a written notice delivered in person or by first class mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised and otherwise in accordance with the award agreement pursuant to which the Stock Appreciation Right was granted. A Stock Appreciation Right may not be exercised with respect to less than one hundred (100) Shares, unless the number of Shares with respect to which it is exercised constitutes the total number of Shares then subject to such right or the Committee determines otherwise, in its sole discretion.

     6.5  EFFECTS OF EXERCISE

     Upon the exercise of a Stock Appreciation Right that was granted in tandem with an Option, such Option (a) shall be surrendered and deemed to have been exercised for the purpose of the limitation set forth in Section 3.1 on the number of Shares to be issued under the Plan to the extent of the number of Shares issued under the Stock Appreciation Right at such time, and (b) shall no longer be exercisable to the extent the tandem Stock Appreciation Rights have been exercised. If requested by the Committee, the Participant shall deliver the award agreement evidencing the Stock Appreciation Right to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such agreement to the Participant.

7. RESTRICTED SHARES.

     7.1  GRANTS

     Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the eligible Employees, consultants and independent contractors to whom, and the time or times at which, grants of Restricted Shares will be made, the number of Shares to be awarded, the price (if any) to be paid by the recipient of Restricted Shares, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. Awards of Restricted Shares may be granted either alone or in addition to other awards granted under the Plan. The Committee may condition the grant of Restricted Shares upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion and, in such case, may take such action as may be necessary for such awards to qualify as performance-based compensation as described in Code Section 162(m). The provisions of Restricted Share awards need not be the same with respect to each recipient.

     7.2  TERMS

     Restricted Share awards shall be granted only pursuant to a written agreement, which shall be executed by the Participant and a duly authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan, including the following:

          (a) Acceptance of Award. An award of Restricted Shares must be accepted by the Participant within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the award date by the execution of a Restricted Share award agreement in the form provided by the Committee and, if applicable, the payment of the purchase price for such Shares.

          (b) Price. The purchase price of Restricted Shares shall be determined by the Committee, in its sole discretion, and may be zero.

          (c) Restrictions and Conditions. The Restricted Shares awarded to a Participant pursuant to this Section 7 shall be subject to the following restrictions and conditions:

             (i) Subject to the provisions of the Plan and the award agreement, during a period set by the Committee commencing with the date of such award, which in no event shall exceed five years (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Shares awarded under the Plan. Within these limits, the Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

             (ii) Except as provided in clause (i) and this clause (ii), the Participant shall have, with respect to the Restricted Shares, all of the rights of a stockholder of the Company, including the right to vote the Shares and to receive any cash dividends. Stock dividends, if any, issued with respect to Restricted Shares shall be treated as additional Restricted Shares that are subject to the same restrictions and other terms and conditions that apply with respect to the Shares with respect to which such dividends are issued.

             (iii) Subject to the applicable provisions of the award agreement and this Section, upon the Participant's Termination of Employment during the Restriction Period, all Restricted Shares in respect of which the Restriction Period has not lapsed, shall be forfeited. Notwithstanding the foregoing, the Committee may, in its sole discretion, at the time of grant or thereafter, waive in whole or in part any or all restrictions with respect to a Participant's Restricted Shares, based on such factors as the Committee may deem appropriate.

     7.3  STOCK CERTIFICATES

     Each Participant receiving a Restricted Share award shall be issued a stock certificate in respect of such Shares. Such certificate shall be registered in the name of such Participant, and shall bear whatever appropriate legend referring to the terms, conditions, and restrictions applicable to such award as the Committee shall determine. The Committee may, in its sole discretion, require that the stock certificates evidencing Restricted Shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Share award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such award. If, and to the extent, the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted Shares shall be delivered to the Participant promptly upon his request.

8. CHANGE IN CONTROL PROVISIONS.

     8.1  IMPACT OF EVENT

     In the event of a Change in Control, as defined in Section 8.2, the following provisions shall apply:

          (a) Any Stock Appreciation Rights outstanding for at least six months and any Options awarded under the Plan not previously vested and exercisable shall become fully vested and exercisable immediately prior to such Change in Control.

          (b) The restrictions applicable to any Restricted Shares shall lapse and such Shares shall be deemed fully vested as of the Change in Control.

          (c) Unless otherwise determined by the Committee at the time of grant or at the time of a Change in Control and notwithstanding any other provision of this Plan to the contrary, all outstanding Options and Stock Appreciation Rights shall terminate and cease to be outstanding immediately following the Change of Control.

     8.2  DEFINITION OF CHANGE IN CONTROL

     For purposes of the Plan, a Change in Control shall be deemed to occur on the earliest date any of the following events occur, as determined by the Committee in its sole discretion:

          (a) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or any Subsidiary, or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, or The Equitable Life Assurance Society of the United States ("ELAS") and the Equitable Deal Flow Fund, L.P. ("EDFF"), or any affiliate thereof, or Louis H. Siracusano or Arnold P. Ferolito or any affiliate thereof) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the Company's then outstanding securities, and none of ELAS, EDFF, Mr. Siracusano or Mr. Ferolito or their affiliates, individually or collectively, is the sole "beneficial owner," directly or indirectly, of securities of the Company representing the largest percentage of the combined voting power of the Company's then outstanding securities;

          (b) the merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a capitalization of the Company (or similar transaction) in which no "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or any Subsidiary of the Company, or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, or ELAS or EDFF or any affiliate thereof, or Louis H. Siracusano or Arnold P. Ferolito or any affiliate thereof) becomes the beneficial owner, directly or indirectly, of twenty five percent (25%) or more of the combined voting power of the Company's then outstanding securities and none of ELAS, EDFF, Mr. Siracusano, Mr. Ferolito or their affiliates, individually or collectively, is the sole beneficial owner, directly or indirectly, of securities of the Company representing the largest percentage of the combined voting power of the Company's then outstanding securities;

          (c) the consummation of an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets or any transaction having a similar effect or the stockholders of the Company approve a plan of complete liquidation of the Company; or

          (d) the sale of all or substantially all of the assets or outstanding stock of a Subsidiary (or a transaction having a similar effect), in which event a Change in Control shall be deemed to have occurred with respect to those Participants who are then employed by such Subsidiary.

9. MISCELLANEOUS.

     9.1  EFFECTIVE DATE

     The Plan shall become effective as of the date of Board approval (the "Effective Date") and shall continue in effect until the tenth anniversary of such approval; provided, however, that no Option or Stock Appreciation Right shall be exercisable or Restricted Share shall vest prior to the approval of the Plan by the stockholders of the Company, which approval will be sought by the Company within 12 months of the Effective Date.

     9.2  AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

     The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board without the approval of the stockholders of the Company except as otherwise required pursuant to applicable law, rule or regulation (including applicable federal and state securities laws, and the Code).

     Notwithstanding the foregoing, neither the amendment, suspension nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any award theretofore granted. No awards may be granted during any period of suspension nor after termination of the Plan, and in no event may any awards be granted under the Plan after ten years from the Effective Date.

     9.3  AMENDMENT OF AWARD

     The Committee may amend, modify or terminate any outstanding award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, (a) to change the date or dates as of which an Option or Stock Appreciation Right becomes exercisable or Restricted Shares become vested, or (b) to cancel and reissue an award under such different terms and conditions as it determines appropriate.

     9.4  NO RIGHTS AS STOCKHOLDER

     Subject to the provisions of the applicable award, no Participant shall be deemed for any purpose to be or to have the rights and privileges of the owner of any Shares subject to any Option or otherwise to be distributed under the Plan until such Participant shall have become the holder thereof. Notwithstanding the foregoing, in connection with each grant of Restricted Shares, the applicable award agreement shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Shares.

     9.5  EFFECT OF PLAN UPON OTHER COMPENSATION AND INCENTIVE PLANS

     The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary except that after the date of approval by the Company's stockholders, no more awards may be granted under the Company's 1993 Long Term Incentive Plan. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary to establish any other forms of incentives or compensation for Employees, consultants or independent contractors of the Company or any Subsidiary.

     9.6  REGULATIONS AND OTHER APPROVALS; GOVERNING LAW

     (a) The obligation of the Company to sell or deliver Shares with respect to Options or any other award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

     (b) The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder for Employees granted Incentive Stock Options.

     (c) Each Option and any other award payable in Shares is subject to the requirement that, if at any time the Committee determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

     (d) Within one year after the Effective Date of this Plan, the Company will, if eligible, file a registration statement on Form S-8 under the Securities Act to register the Shares reserved for issuance hereunder. In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act, applicable state securities laws or regulations thereunder, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution. The certificate for any Shares acquired pursuant to the Plan shall include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

     (e) At the time of grant of any award, the Committee may provide in the award agreement that any Shares received as a result of such grant shall be subject to a right of first refusal in favor of the Company, pursuant to which the Participant shall be required to offer to the Company any Shares that he wishes to sell, with the price being the then Fair Market Value of such Shares, subject to such other terms and conditions as the Committee may specify in the award agreement.

     9.7  GOVERNING LAW

     The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof.

     9.8  WITHHOLDING OF TAXES

     No later than the date as to which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any award granted under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, or local taxes of any kind required by law or the Company to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. In its discretion, the Committee may permit Participants to satisfy withholding obligations by delivering previously owned Shares or by electing to have Shares withheld.

     9.9  NO RIGHT TO CONTINUED EMPLOYMENT

     Nothing in the Plan or in any award agreement shall confer upon any Employee, consultant or independent contractor any right to continue as an Employee, consultant or independent contractor of the Company or any Subsidiary or shall interfere with or restrict in any way the right of the Company and its Subsidiaries, which are hereby expressly reserved, to remove, terminate or discharge any Employee, consultant or independent contractor at any time for any reason whatsoever, with or without Cause, subject to the terms of any separate agreement with the Employee, consultant or independent contractor.

     9.10  TITLES; CONSTRUCTIONS

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates.

                                                                      APPENDIX E

  Definitions of "Change in Control," "Change in Control Date," and "Change in
                                 Control Price"
             from the 1993 Long Term Incentive Plan of the Company
                               ******************

8. CHANGE IN CONTROL PROVISIONS.

     (1) IMPACT OF EVENT

     In the event of a Change in Control, as defined in Section 8.2, the following provisions shall apply:

          i. Any Stock Appreciation Rights outstanding for at least six months and any Options awarded under the Plan not previously vested and exercisable shall immediately become fully vested and exercisable.

          ii. The restrictions applicable to any Restricted Shares shall lapse and such Shares shall be deemed fully vested.

          iii. In the event of a Change in Control other than one described in
     Section 8.2(e), if, within one year after the Change in Control Date, (i) no Shares are listed on a national securities exchange or are listed on the NASDAQ National Market or (ii) for a period of sixty (60) consecutive trading days, the Fair Market Value of a Share on such an exchange or market shall have declined by twenty percent (20%) or more from the Fair Market Value of a Share on the Change in Control Date or the Change in Control Price, whichever is higher, then the Company shall provide written notice thereof to each Participant and for a period of sixty (60) days following the giving of such notice, the Company shall, by written offer to the Participants which shall accompany such notice, offer the opportunity to such Participants to be paid the value of all of their outstanding Options and Stock Appreciation Rights, determined on the basis of the Change in Control Price, as defined in Section 8.3. Such amount shall be payable in a cash lump sum within thirty (30) days after the Company receives notification of the Participant's election to accept the offer described in this clause (c).

          iv. In the event of a Change in Control described in Section 8.2(e), notwithstanding any other provision herein to the contrary (including, but not limited to, Section 5.2(d)), all Options and Stock Appreciation Rights held by affected Participants shall remain exercisable for a period of five years following the relevant Change in Control Date or until the expiration of their original terms, whichever is shorter, and shall thereafter terminate.

     (2) DEFINITION OF CHANGE IN CONTROL

     For purposes of the Plan, a Change in Control means the happening of any of the following:

          i. any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or any Subsidiary of the Company, or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, or Holdings or any affiliate thereof so long as Holdings or such affiliate is controlled by (i) Apollo Partners, Ltd., as Trustee under the Voting Trust Agreement, dated as of 9/20/91, with The Equitable Life Assurance Society of the United States ("ELAS") and the Equitable Deal Flow Fund, L.P. ("EDFF"), as beneficiaries (to the extent ELAS and EDFF remain sole beneficiaries), or (ii) ELAS or its affiliates, or any Qualified Person (i) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities, and (ii) Holdings is no longer the sole "beneficial owner," directly or indirectly, of securities of the Company representing the largest percentage of the combined voting power of the Company's then outstanding securities;

          ii. during the period of two consecutive years beginning on or after the Effective Date, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (c) or (d) of this Section 8.2) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (unless the approval of the election or nomination for election of such new directors was in connection with an actual or threatened election or proxy contest), cease for any reason to constitute at least a majority thereof;

          iii. the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a capitalization of the Company (or similar transaction) in which no "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or any Subsidiary of the Company, or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, or Holdings or any affiliate thereof so long as Holdings or such affiliate is controlled by (i) Apollo Partners, Ltd., as Trustee under the Voting Trust Agreement, dated as of 9/20/91, with The Equitable Life Assurance Society of the United States ("ELAS") and the Equitable Deal Flow Fund, L.P. ("EDFF"), as beneficiaries (to the extent ELAS and EDFF remain sole beneficiaries), or (ii) ELAS or its affiliates, or any Qualified Person acquires more than twenty percent (20%) of the combined voting power of the Company's then outstanding securities;

          iv. the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets or any transaction having a similar effect; or

          v. if the Company enters into an agreement with an unrelated party for the sale of all or substantially all of the assets or outstanding stock of a Subsidiary (or a transaction having a similar effect), a Change in Control shall be deemed to have occurred with respect to those Participants who are then employed by such Subsidiary. The "Change in Control Date" shall be the earliest date on which one of the events described in this
     Section 8.2 occurs, as determined by the Committee, in its sole discretion, provided that, if Section 8.2(e) applies, the Change in Control Date shall be deemed to be the date of the agreement, provided that the transaction does close.

     (3) CHANGE IN CONTROL PRICE

     Change in Control Price means the higher of (i) the highest Fair Market Value, or (ii) the highest price paid or offered in any bona fide transaction related to a Change in Control of the Company, at any time during the sixty (60) days preceding, or at the time of, the Change in Control Date, provided that, in the case of Incentive Stock Options and Stock Appreciation Rights granted in tandem with Incentive Stock Options, such price shall be based only on the Fair Market Value on the date of the event that gives rise to the obligation to pay under Section 8.1(c).

                                    [front]
PROXY                                                           COMMON STOCK

                           INTERNATIONAL POST LIMITED

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             OF THE COMPANY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                               AUGUST 26, 1997



     The undersigned hereby constitutes and appoints Martin Irwin and Gary R. Strack, and each of them, with full power of substitution, attorneys and proxies to represent and to vote all of the shares of Common Stock which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the Special Meeting of Stockholders of INTERNATIONAL POST LIMITED (the "Company"), to be held at The Sky Club, 200 Park Avenue, 56th Floor, New York, New York, on Tuesday, August 26, 1997 at 10:00 a.m. local time, and at any adjournments or postponements thereof, on all matters coming before said meeting.

        This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the approval of the Agreement and Plan of Merger dated June 27, 1997 among the Company, Video Services Corporation and all of the stockholders of Video Services Corporation and FOR the approval and adoption of the Company's 1997 Long Term Incentive Plan.

        The undersigned acknowledges receipt of the accompanying Proxy Statement dated July 25, 1997.

                                     [back]

1. TO APPROVE THE AGREEMENT AND PLAN OF MERGER DATED JUNE 27, 1997 AMONG THE COMPANY, VIDEO SERVICES CORPORATION AND ALL OF THE STOCKHOLDERS OF VIDEO SERVICES CORPORATION.

        --    VOTE FOR


        --    VOTE WITHHELD



2.   TO APPROVE AND ADOPT THE COMPANY'S 1997 LONG TERM INCENTIVE PLAN.


        --    VOTE FOR


        --    VOTE WITHHELD


                                       (When signing as attorney, trustee,
                                        executor, administrator, guardian,
                                        corporate officer, etc., please give
                                        full title. If more than one trustee
                                        all should sign. Joint owners
                                        must each sign.)



                                        Date:___________________________, 1997

I plan __    I do not plan __
to attend the Special Meeting.          ______________________________________

                                        ______________________________________
                                              Signature of Stockholder(s)



   PLEASE, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.